 As filed with the Securities and Exchange Commission on or about October 31,
                                     2005


================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A


                      REGISTRATION STATEMENT UNDER THE         [_]
                      SECURITIES ACT OF 1933

                      Registration No. 333-03715

                      Pre-Effective Amendment No.              [_]

                      Post-Effective Amendment No. _37         [X]

                      REGISTRATION STATEMENT UNDER THE         [_]
                      INVESTMENT COMPANY ACT OF 1940

                      Registration No. 811-07619               [X]
                      Amendment No. _39


                               -----------------

                            NUVEEN INVESTMENT TRUST
        (Exact name of Registrant as Specified in Declaration of Trust)

              333 West Wacker Drive, Chicago, Illinois   60606
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (312) 917-7700

                  Jessica R. Droeger                  Copies to:
             Vice President and Secretary            Eric F. Fess
                 333 West Wacker Drive          Chapman and Cutler LLP
                Chicago, Illinois 60606         111 West Monroe Street
        (Name and Address of Agent for Service) Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):

[X]                                                     [_]
   Immediately upon filing pursuant to paragraph (b)       on (date) pursuant to paragraph (a)(1)
[_]                                                     [_]
   on (date) pursuant to paragraph (b)                     75 days after filing pursuant to paragraph (a)(2)
[_]                                                     [_]
   60 days after filing pursuant to paragraph (a)(1)       on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
[_]
   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 37


   This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:


The Facing Sheet

Part A--Prospectus for Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen
Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund;

Prospectus for Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ Global Value Fund and Nuveen
NWQ Value Opportunities Fund

Part B--Statement of Additional Information for Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-
Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond
Fund; Statement of Additional Information for Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ
Global Value Fund and Nuveen NWQ Value Opportunities Fund.

Part C--Other Information

Signatures

Index to Exhibits

Exhibits

--------------------------------------------------------------------------------

Nuveen Investments Value and Balanced Funds

--------------------------------------------------------------------------------

                                               PROSPECTUS   OCTOBER 31, 2005

                                             -----------------------------------


For investors seeking long-term capital appreciation.


                                    [GRAPHIC]




Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund

The Securities and Exchange Commission has not
approved or disapproved these securities or
passed upon the adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.                                                 [LOGO] Nuveen
                                                               Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information
Table of Contents



          Section 1  The Funds
          This section provides you with an overview of the funds, including investment objectives, portfolio holdings and historical performance information.

          Introduction                                              1
          Nuveen NWQ Multi-Cap Value Fund                           2
          Nuveen Large-Cap Value Fund                               4
          Nuveen Balanced Municipal and Stock Fund                  6
          Nuveen Balanced Stock and Bond Fund                       8

          Section 2  How We Manage Your Money
          This section gives you a detailed discussion of our investment and risk management strategies.

          Who Manages the Funds                                    10
          What Types of Securities We Invest In                    12
          How We Select Investments                                14
          What the Risks Are                                       15
          How We Manage Risk                                       17

          Section 3  How You Can Buy and Sell Shares
          This section provides the information you need to move money into or out of your account.

          What Share Classes We Offer                              19
          How to Reduce Your Sales Charge                          20
          How to Buy Shares                                        22
          Systematic Investing                                     23
          Systematic Withdrawal                                    24
          Special Services                                         24
          How to Sell Shares                                       25

          Section 4  General Information
          This section summarizes the funds' distribution policies and other general fund information.

          Dividends, Distributions and Taxes                       27
          Distribution and Service Plans                           28
          Net Asset Value                                          29
          Frequent Trading                                         30
          Fund Service Providers                                   31

          Section 5  Financial Highlights
          This section provides the funds' financial performance.  32

                                                               October 31, 2005


Section 1  The Funds

                       Nuveen NWQ Multi-Cap Value Fund
                       Nuveen Large-Cap Value Fund
                       Nuveen Balanced Municipal and Stock Fund
                       Nuveen Balanced Stock and Bond Fund

                                                 [GRAPHIC]

                                               Introduction


                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.


 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ Multi-Cap Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to seek to provide investors with long-term capital appreciation.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
Under normal market conditions, the fund invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis. Nuveen Asset Management ("NAM") has selected NWQ Investment Management Company, LLC ("NWQ") to serve as sub-adviser to the fund. NWQ seeks to identify under-valued companies where a catalyst exists--such as new management, industry consolidation, company restructuring or a turn in the company's fundamentals--to recognize value or improve a company's profitability. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's disciplined, value-driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection.


The fund may also invest up to 35% of its total assets in securities of foreign issuers.


                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are generally greater for medium and smaller market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term total return potential from a value-driven equity investing strategy;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.

How the Fund Has Performed

The chart and table below illustrate annual fund calendar year returns for each of the past seven years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/



                                    [CHART]

Class A Annual Returns

1998  1999   2000   2001   2002    2003    2004
----  -----  -----  -----  -----  ------   ----
7.1   20.6   11.3    5.8   -8.8    47.2    21.9



Section 1  The Funds

During the seven-year period ended December 31, 2004, the highest and lowest quarterly returns were 26.52% and -21.87%, respectively for the quarters ended 6/30/03 and 9/30/02. The bar chart and highest/ lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                        Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2004
           Class Returns                           Since Inception
           Before Taxes             1 Year 5 Year (November 4, 1997)
           ---------------------------------------------------------
           Class B                  17.01% 13.07%       12.60%
           Class C                  20.94% 13.19%       12.60%
           Class R                  22.20% 14.33%       13.74%
           Class A (Offer)          14.89% 12.68%       12.51%
           ---------------------------------------------------------
           Class A (Offer) Returns:
             After Taxes on
              Distributions         14.70% 11.74%       11.77%
             After Taxes on
              Distributions and
              Sale of Shares         9.92% 10.58%       10.66%
           ---------------------------------------------------------
           S&P 500 Index/2/         10.88% -2.30%        5.57%
           Russell 3000 Value
            Index/2/                16.94%  6.10%        8.07%
           Lipper Peer Group/2/     14.91%  6.90%        7.18%



What Are the Costs of Investing?

                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None


 1. On December 6, 2002, the fund acquired the assets and performance history of the PBHG Special Equity Fund. Specifically, the Class R Shares of the fund were previously the PBHG Class Shares of the PBHG Special Equity Fund. Prior to December 14, 2001, such shares were known as the Institutional Service Class shares and the Institutional Class shares of the NWQ Special Equity Portfolio. NWQ served as adviser or sub-adviser to the PBHG Special Equity Fund and the NWQ Special Equity Portfolio (the "predecessor funds"). The investment goals, strategies and policies of the fund are substantially similar to those of the predecessor funds. The inception dates for the PBHG Special Equity Fund and the NWQ Special Equity Portfolio were December 14, 2001 and November 4, 1997, respectively. Prior to December 6, 2002, the total returns for Class A, B and C shares reflect the performance of the Class R shares of the fund, adjusted for the differences in fees between the classes. Prior to December 6, 2002, the Class R total returns reflect the performance of the predecessor funds. The performance figures for the Class R shares of the fund are higher than those of the other share classes because the expenses of the Class R shares are expected to be lower. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. The Class A year-to-date return on net asset value as of 9/30/05 was 8.17%.


 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C     R
         --------------------------------------------------------------
         Management Fees                         .83%  .83%  .83%  .83%
         12b-1 Distribution and Service Fees/9/  .25% 1.00% 1.00%    --
         Other Expenses                          .28%  .27%  .28%  .27%
         Total Annual Fund Operating
         Expenses--Gross                        1.36% 2.10% 2.11% 1.10%





The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.



                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  706 $  613 $  214 $  112 $  706 $  213 $  214 $  112
       3 Years    $  981 $  958 $  661 $  350 $  981 $  658 $  661 $  350
       5 Years    $1,277 $1,229 $1,134 $  606 $1,277 $1,129 $1,134 $  606
       10 Years   $2,116 $2,242 $2,441 $1,340 $2,116 $2,242 $2,441 $1,340





 2. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Value Index is a market capitalization-weighted index of those firms in the Russell 3000 Index with lower book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The since inception returns for the indices were calculated as of October 31, 1997. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The Lipper Peer Group returns reflect the performance of the Lipper Multi-Cap Value Fund Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Fund Category. The Lipper Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.

 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 6. As a percentage of the lesser of purchase price or redemption proceeds.
 7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 8. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.



                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Large-Cap Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases primarily stocks of established, well-known domestic companies. These companies tend to pay regular dividends that may provide a source of income. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.


Under normal market conditions, we will invest substantially all of the fund's total assets in large-capitalization companies. We consider large-capitalization companies to have over $5 billion in market capitalization.


                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term growth potential from a value-driven strategy;
..  to moderate the risks associated with stock investing;
..  to focus on established, well-known companies;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.
How the Fund Has Performed


NAM has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past eight years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                                    [CHART]

  Class A Annual Returns

  1997   1998   1999   2000   2001   2002   2003   2004
  ----   ----   ----   ----   ----   ----   ----   ----
  27.5    9.9   14.6    7.5   -2.3  -25.1   28.5   11.0




Section 1  The Funds

During the eight-year period ended December 31, 2004, the highest and lowest quarterly returns were 15.54% and -19.75%, respectively for the quarters ended 6/30/97 and 9/30/02. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                      Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2004
            Class Returns                          Since Inception
            Before Taxes             1 Year 5 Year (August 7, 1996)
            -------------------------------------------------------
            Class B                   6.15%  1.40%       8.20%
            Class C                  10.21%  1.59%       8.14%
            Class R                  11.26%  2.61%       9.25%
            Class A (Offer)           4.64%  1.14%       8.19%
            -------------------------------------------------------
            Class A (Offer) Returns:
             After Taxes on
               Distributions          4.47%  0.59%       6.62%
             After Taxes on
               Distributions and
               Sale of Shares         3.25%  0.77%       6.24%
            -------------------------------------------------------
            S&P 500 Index2           10.88% -2.30%       9.58%
            Russell 1000 Value
              Index2                 16.49%  5.27%      11.77%
            Lipper Peer Group2       12.00%  1.42%       8.88%



What Are the Costs of Investing?



                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None


 1. The Class A year-to-date return on net asset value as of 9/30/05 was 8.99%.


 2. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The since inception returns for the indices were calculated as of July 31, 1996. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The Lipper Peer Group returns reflect the performance of the Lipper Large-Cap


 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C     R
         --------------------------------------------------------------
         Management Fees                         .83%  .83%  .83%  .83%
         12b-1 Distribution and Service Fees/9/  .25% 1.00% 1.00%    --
         Other Expenses                          .23%  .23%  .23%  .23%
         Total Annual Fund Operating
         Expenses/10/                           1.31% 2.06% 2.06% 1.06%



The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.



                          Redemption                 No Redemption
      Share Class    A     B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  701 $  609 $  209 $  108 $  701 $  209 $  209 $  108
       3 Years    $  966 $  946 $  646 $  337 $  966 $  646 $  646 $  337
       5 Years    $1,252 $1,208 $1,108 $  585 $1,252 $1,108 $1,108 $  585
       10 Years   $2,063 $2,197 $2,390 $1,294 $2,063 $2,197 $2,390 $1,294



  Value Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Fund Category. The Lipper Peer Group returns account for the effect of management fees and assume reinvestment of dividends, do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.

 3.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 4.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 5.Reduced Class A sales charges apply to purchases of $50,000 or more. Certain
   Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 6.As a percentage of the lesser of purchase price or redemption proceeds. 7.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 8.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 9.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

10.The investment adviser has voluntarily agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20% of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Balanced Municipal and Stock Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund invests the majority of its assets in investment-grade quality municipal bonds. We concentrate on municipal bonds with favorable characteristics we believe are not yet recognized by the market, trying to identify those higher-yielding and undervalued bonds with intermediate characteristics that we believe offer the best balance of current tax-free income and capital preservation potential.

We invest the balance of fund assets primarily in established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Interest Rate Risk - The fund exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall.

Credit Risk - The fund also exposes you to credit risk. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest when due to the fund; lower rated bonds generally carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  attractive after-tax returns from a value-driven strategy;
..  a substantial measure of downside protection;
.. the convenience of a balanced portfolio in a single investment; .. to reduce the taxes on your investment return;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  investing in a tax deferred account;
..  unwilling to accept share price fluctuation;
..  investing to meet short-term financial goals.

How the Fund Has Performed


NAM manages the municipal investments of the fund. NAM has selected Institutional Capital Corporation to manage the fund's equity portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past eight years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                                    [CHART]

  Class A Annual Returns

  1997  1998  1999  2000  2001  2002  2003  2004
  ----  ----  ----  ----  ----  ----  ----  ----
  16.3   8.3   4.6   6.2  -2.8  -9.9  13.7  6.3


Section 1  The Funds

During the eight-year period ended December 31, 2004, the highest and lowest quarterly returns were 7.74% and -7.29%, respectively for the quarters ended 6/30/97 and 9/30/02. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                      Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2004
            Class Returns                          Since Inception
            Before Taxes             1 Year 5 Year (August 7, 1996)
            -------------------------------------------------------
            Class B                   1.44%  1.41%       4.98%
            Class C                   5.44%  1.59%       4.93%
            Class R                   6.54%  2.61%       5.99%
            Class A (Offer)           0.16%  1.15%       4.98%
            -------------------------------------------------------
            Class A (Offer) Returns:
             After Taxes on
               Distributions          0.01%  0.67%       4.37%
             After Taxes on
               Distributions and
               Sale of Shares         0.93%  1.06%       4.28%
            -------------------------------------------------------
            S&P 500 Index/2/         10.88% -2.30%       9.58%
            Russell 1000 Value
              Index/2/               16.49%  5.27%      11.77%
            Lehman Brothers
              10-Year Municipal
              Bond Index/2/           4.16%  7.05%       6.37%
            Market Benchmark
              Index/2/                9.00%  6.69%       8.86%
            Lipper Peer Group/2/      8.99%  2.95%       7.90%



What Are the Costs of Investing?



                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None


1. The Class A year-to-date return on net asset value as of 9/30/05 was 5.29%.


2. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds with maturities ranging from 8 to 12 years. The Market Benchmark Index is comprised of a 40% weighting in the Russell 1000 Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index. The since inception returns for the indices were calculated as of July 31, 1996. The index returns assume reinvestment of dividends, but do


 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .74%  .74%  .74% .74%
         12b-1 Distribution and Service Fees/9/  .25% 1.00% 1.00%   --
         Other Expenses                          .25%  .26%  .25% .25%
         Total Annual Fund Operating
         Expenses/10/                           1.24% 2.00% 1.99% .99%







The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.



                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  694 $  603 $  202 $  101 $  694 $  203 $  202 $  101
       3 Years    $  946 $  927 $  624 $  315 $  946 $  627 $  624 $  315
       5 Years    $1,217 $1,178 $1,073 $  547 $1,217 $1,078 $1,073 $  547
       10 Years   $1,989 $2,131 $2,317 $1,213 $1,989 $2,131 $2,317 $1,213



  not include any brokerage commissions, sales charges or other fees. The Lipper Peer Group returns reflect the performance of the Lipper Balanced Fund Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Fund Category. The Lipper Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.

 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 6.  As a percentage of the lesser of purchase price or redemption proceeds.
 7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 8.  Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

10. The investment adviser has voluntarily agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.00% of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Balanced Stock and Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases a diversified portfolio of stocks primarily of established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

We seek reduced risk, capital preservation potential and current income by balancing our stock investments with bonds. The bonds we purchase are primarily U.S. Treasury bonds with maturities from one to 15 years, but from time to time we may also purchase investment-grade corporate bonds if market conditions warrant.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Interest Rate Risk - The fund exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall.

Credit Risk - The fund also exposes you to credit risk. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest when due to the fund; lower rated bonds generally carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term growth potential from a value-driven strategy;
..  a substantial measure of downside protection;
.. the convenience of a balanced portfolio in a single investment; .. to focus on established, well-known companies;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation;
..  investing to meet short-term financial goals.

How the Fund Has Performed


NAM has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past eight years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                                    [CHART]

  Class A Annual Returns

  1997  1998  1999  2000  2001  2002  2003  2004
  ----  ----  ----  ----  ----  ----  ----  ----
  17.4  11.2   8.7   9.2   0.6 -13.7  17.8  7.6





Section 1  The Funds

During the eight-year period ended December 31, 2004, the highest and lowest calendar quarterly returns were 10.21% and -11.31%, respectively for the quarters ended 12/31/98 and 9/30/02. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                      Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2004
            Class Returns                          Since Inception
            Before Taxes             1 Year 5 Year (August 7, 1996)
            -------------------------------------------------------
            Class B                   2.80%  2.81%       7.03%
            Class C                   6.83%  3.00%       7.01%
            Class R                   7.85%  4.02%       8.06%
            Class A (Offer)           1.40%  2.54%       7.04%
            -------------------------------------------------------
            Class A (Offer) Returns:
             After Taxes on
               Distributions          0.89%  1.43%       5.44%
             After Taxes on
               Distributions and
               Sale of Shares         1.21%  1.59%       5.17%
            -------------------------------------------------------
            S&P 500 Index/2/         10.88% -2.30%       9.58%
            Russell 1000 Value
              Index/2/               16.49%  5.27%      11.77%
            Lehman Brothers
              Intermediate
              Treasury Index/2/       2.02%  6.30%       6.16%
            Market Benchmark
              Index/2/               10.56%  6.04%       9.85%
            Lipper Peer Group/2/      8.99%  2.95%       7.90%



What Are the Costs of Investing?



                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None


1. The Class A year-to-date return on net asset value as of 9/30/05 was 5.94%.


2. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1 to 10 years. The Market Benchmark Index is comprised of a 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Intermediate Treasury Index. The since inception returns for


 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C     R
         --------------------------------------------------------------
         Management Fees                         .74%  .74%  .74%  .74%
         12b-1 Distribution and Service Fees/9/  .25% 1.00% 1.00%    --
         Other Expenses                          .31%  .31%  .31%  .31%
         Total Annual Fund Operating
         Expenses*                              1.30% 2.05% 2.05% 1.05%


  *The Total Annual Fund Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.00%, of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time. The expense limitations reduced the actual operating expenses for the most recent fiscal year to the levels provided below.


            After Expense Reimbursements   A      B      C      R
            Expense Reimbursements       (.05%) (.05%) (.05%) (.05%)
            Total Annual Fund Operating
            Expenses--Net                 1.25%  2.00%  2.00%  1.00%



The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.



                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  700 $  608 $  208 $  107 $  700 $  208 $  208 $  107
       3 Years    $  963 $  943 $  643 $  334 $  963 $  643 $  643 $  334
       5 Years    $1,247 $1,203 $1,103 $  579 $1,247 $1,103 $1,103 $  579
       10 Years   $2,053 $2,187 $2,379 $1,283 $2,053 $2,187 $2,379 $1,283



   the indices were calculated as of July 31, 1996. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. The Lipper Peer Group returns reflect the performance of the Lipper Balanced Fund Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Fund Category. The Lipper Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.

3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
6. As a percentage of the lesser of purchase price or redemption proceeds.
7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
8. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds

                       Nuveen Asset Management ("NAM"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the funds. NAM oversees the management of the funds' portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.


                       NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). Founded in 1898, Nuveen and its affiliates had approximately $128 billion in assets under management, as of September 30, 2005. Nuveen Investments is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.



                       NAM has selected Institutional Capital Corporation ("Institutional Capital"), 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolios of the Large-Cap Value Fund and the Balanced Stock and Bond Fund, and the equity investments of the Balanced Municipal and Stock Fund. Institutional Capital is an institutional investment management firm that was founded in 1970 and has approximately $12 billion in assets under management. Mr. Robert H. Lyon, President, owns shares representing a majority of its voting rights. In addition, Nuveen Investments, Inc. owns a non-voting common stock interest of approximately 20% in Institutional Capital.



                       Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 13 investment professionals. The senior members of the investment team and their areas of responsibility are described below.



                       Robert H. Lyon, chief investment officer, joined Institutional Capital in 1976 as a securities analyst. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to Institutional Capital and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992. He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.



                       Gary S. Maurer joined Institutional Capital in 1972 as a quantitative analyst. Mr. Maurer is a member of the senior investment committee and director of client service. He earned a BA in economics from Cornell University and an MBA from the University of Chicago.



Section 2  How We Manage Your Money

                       Jerrold K. Senser, CFA, is co-chief investment officer and a member of the senior investment committee. He is responsible for economic analysis and portfolio strategy. Before joining Institutional Capital in 1986, Mr. Senser was an economist at Stein Roe & Farnham. Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.



                       Thomas R. Wenzel, CFA, is the director of research and a member of the senior investment committee. Mr. Wenzel joined Institutional Capital in 1992 and is responsible for the analysis and stock recommendations for the financials sector. Previously, he served as a senior equity analyst at Brinson Partners, Inc. At the University of Wisconsin-Madison, Mr. Wenzel earned a BA in economics and an MBA.



                       Kathleen C. Pease, CFA, is member of the senior investment committee and is responsible for the analysis and stock recommendations for the capital spending and retail sectors. Before joining Institutional Capital in 1995, Ms. Pease was an analyst at ANB, a subsidiary of Bank One. She earned a BA at Georgetown University and an MBA from Northwestern University.



                       Andrew P. Starr, CFA, is a member of the senior investment committee. Mr. Starr joined Institutional Capital in 1998 and is responsible for the analysis and stock recommendations for the basic industries, consumer durables, and energy sectors. His prior experience includes analyst positions at Scudder Kemper Investments and Morningstar. He earned a BA at DePauw University and an MBA from the University of Chicago.



                       William J. Van Tuinen, CFA, is a member of the senior investment committee. Mr. Van Tuinen joined Institutional Capital in 1995 and is responsible for the analysis and stock recommendations for the services, consumer staples, and transportation sectors. He earned a BA in economics from Northwestern University and an MBA from the University of Chicago.



                       NAM has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 16th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the NWQ Multi-Cap Value Fund. NWQ manages and supervises the investment of the NWQ Multi-Cap Value Fund's assets on a discretionary basis, subject to the supervision of NAM. Nuveen Investments purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, with Nuveen Investments, Inc. as its sole managing member.



                       NWQ formerly was an affiliate of Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed over $41.9 billion in assets as of September 30, 2005. Jon D. Bosse, CFA, is the portfolio manager of the fund and has held such position since NWQ Multi-Cap Value Fund's inception. Mr. Bosse is Chief Investment Officer of NWQ and has been a Managing Director of NWQ since 1996.



                       NAM manages the municipal investments of the Balanced Municipal and Stock Fund. NAM is responsible for the execution of specific investment strategies and the day-to-day operations of the fund as they relate to the municipal investments. NAM manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas C. Spalding provides daily oversight for and execution of the fund's municipal investment activities. Mr. Spalding has been a vice president of NAM since 1990 and manager of the fund's municipal investments since 1999. He is also a Chartered Financial Analyst. Mr. Spalding currently manages investments for fourteen Nuveen-sponsored investment companies.



                                            Section 2  How We Manage Your Money

                       Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds, is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com/MF/resources/eReports.aspx.


                       For the most recent fiscal year, the funds paid NAM the following management fees (net of expense reimbursements) as a percentage of average net assets, where applicable:


                 Nuveen NWQ Multi-Cap Value Fund          .83%
                 Nuveen Large-Cap Value Fund              .83%
                 Nuveen Balanced Municipal and Stock Fund .74%
                 Nuveen Balanced Stock and Bond Fund      .69%



                       The management fee schedule for each fund is composed of two components--a fund-level component, based only on the amount of assets within each individual fund and a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates.


                       The annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                   Nuveen                 Nuveen      Nuveen
                                    NWQ       Nuveen     Balanced    Balanced
                                 Multi-Cap  Large-Cap  Municipal and Stock and
  Average Daily Net Assets       Value Fund Value Fund  Stock Fund   Bond Fund
  ------------------------       ---------- ---------- ------------- ---------
  For the first $125 million       .6500%     .6500%       .5500%      .5500%
  For the next $125 million        .6375%     .6375%       .5375%      .5375%
  For the next $250 million        .6250%     .6250%       .5250%      .5250%
  For the next $500 million        .6125%     .6125%       .5125%      .5125%
  For the next $1 billion          .6000%     .6000%       .5000%      .5000%
  For net assets over $2 billion   .5750%     .5750%       .4750%      .4750%


                       The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund's net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component at the relevant breakpoint plus 0.20%. As of September 30, 2005, complex-level assets were approximately $66.2 billion and the effective complex-level component for each Nuveen fund was .1898% of fund net assets.



                       Information regarding the Board of Trustees' approval of investment advisory contracts is currently available in the funds' annual report for the fiscal year ended June 30, 2005.



                                                 [GRAPHIC]

                                   What Types of Securities We
             Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities


                       Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds; and other securities with equity characteristics. Any convertible securities purchased by each fund (other than the NWQ Multi-Cap Value Fund) must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, or Fitch Ratings) when purchased.



Section 2  How We Manage Your Money

                       Foreign Securities


                       The Balanced Stock and Bond Fund, the Balanced Municipal and Stock Fund and the Large-Cap Value Fund may invest up to 25% of net assets in a variety of foreign equity securities, denominated in U.S. dollars, including American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. ADRs carry most of the risks of investing directly in foreign equity securities, including currency risk.



                       The NWQ Multi-Cap Value Fund may invest up to 35% of total assets directly in foreign securities or in ADRs and other securities that represent an indirect ownership interest in the securities of foreign issuers. In managing the NWQ Multi-Cap Value Fund, NWQ will select foreign securities according to the same standards it applies to domestic securities.



                       All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").


                       Taxable Bonds

                       The Balanced Stock and Bond Fund invests the fixed income portion of its portfolio in taxable bonds. Eligible taxable bonds are U.S. Treasury and other investment-grade bonds with maturities of one to 15 years. We focus on U.S. Treasury securities but may purchase other bonds from time to time if market conditions warrant. Investment-grade securities are those rated in the four highest categories by Moody's Investors Service, Standard & Poor's or Fitch Ratings when purchased.

                       Municipal Obligations

                       The Balanced Municipal and Stock Fund invests the fixed income portion of its portfolio in municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. Municipal bonds pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. A municipality may issue general obligation bonds which are secured by its taxing power, or it may issue revenue bonds that are payable from the revenues of a particular project or a special excise tax.

                       The Balanced Municipal and Stock Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The Balanced Municipal and Stock Fund will purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. We will not invest more than 20% of the fund's municipal investments in this type of unrated municipal obligation. These policies can only be changed by shareholder vote.

                       The Balanced Municipal and Stock Fund will invest at least 80% of its municipal assets in investment-grade quality municipal bonds with effective remaining maturities of no more than 15 years. This policy will not limit the stated or nominal maturities of the municipal bonds in which the fund invests. The effective remaining maturity of a municipal bond may be shorter than its stated maturity for a variety of reasons, including the bond's call features, its stated or expected payment schedule or other terms or conditions that may cause the bond to have the risk of price fluctuations of an otherwise comparable but shorter-term bond.


                                            Section 2  How We Manage Your Money

                       Short-Term Investments

                       The funds may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The Balanced Municipal and Stock Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.


                       Portfolio Holdings



                       A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds' website--www.nuveen.com--by clicking the "Individual Investors--Mutual Funds" section of the home page and following the applicable link for each fund in the "Find A Fund" section. By following these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The portfolio securities information on the funds' website is generally made available approximately 2-5 business days following the end of each month. This information will remain available on the funds' website until the funds file with the Securities and Exchange Commission their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.



                                                 [GRAPHIC]

                                         How We Select Investments

                       We adhere to disciplined, value-driven investment strategies whose aim is to achieve each fund's investment objective. We emphasize securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

                       Equity Securities

                       Institutional Capital selects for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund stocks from a universe of approximately 450 large and midsize companies with at least $500 million in market capitalization. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that Institutional Capital believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. Institutional Capital generally buys only 40 to 50 stocks which it believes have at least 15% price appreciation potential over the next 18 months for the equity portion of each of such funds' investment portfolio.

                       NWQ selects equity securities for the NWQ Multi-Cap Value Fund through bottom up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring

Section 2  How We Manage Your Money
                       or a turn in a company's fundamentals. The investment process seeks to add value through active management and through research aimed at selecting companies that possess opportunities underappreciated or misperceived by the market. NWQ applies a sell discipline emphasizing elimination or reduction of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.

                       Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what we believe are their full value or may go down in price.

                       Taxable Fixed-Income Securities

                       Institutional Capital selects taxable fixed-income securities for the Balanced Stock and Bond Fund based on its general outlook for the fixed-income markets as well as a detailed analysis of expected yield curve changes. Institutional Capital uses proprietary quantitative models and qualitative assessments of top-down economic and market factors to develop an outlook on interest rates. Institutional Capital then analyzes the current shape of the yield curve as well as expected changes under different scenarios. Institutional Capital selects the specific mix of maturities that offer the best balance of current income and capital preservation potential in light of current and expected market conditions.

                       Municipal Obligations for the Balanced Municipal and Stock Fund

                       NAM selects municipal bonds for the Balanced Municipal and Stock Fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NAM is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The funds (other than the NWQ Multi-Cap Value
                       Fund) anticipate that they may engage in active trading in equity securities. The equity portfolio turnover rate for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund will generally be between 100% and 150%. The portfolio turnover rate for the NWQ Multi-Cap Value Fund will generally be between 30% and 75%. The Balanced Municipal and Stock Fund expects annual municipal portfolio turnover to be significantly less than 75%. The Balanced Stock and Bond Fund anticipates that its annual bond portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds' performance.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds' value-oriented investment style may not be

                                            Section 2  How We Manage Your Money
                       successful in realizing the funds' investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

                       Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to equity market risk. Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

                       Foreign investment risk: Equity securities of foreign issuers (which are limited to 25% of net assets for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund and 35% of total assets for the NWQ Multi-Cap Value Fund) present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

                        . Foreign markets may be less liquid and more volatile than U.S. markets.

                        . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign currency holdings.

                       Small and medium sized company risk: Small and medium sized company equity securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

                       Interest rate risk: Because the Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund also invest in bonds and the funds may invest in convertible securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

Section 2  How We Manage Your Money

                       Income risk: The Balanced Municipal and Stock Fund's and Balanced Stock and Bond Fund's investment in bonds, and the funds' potential investment in convertible securities, exposes the funds to income risk. Income risk is the risk that the income from the funds will decline because of falling market interest rates. This can result when the funds invest the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below a portfolio's current earnings rate.

                       Credit risk: The Balanced Municipal and Stock Fund's and Balanced Stock and Bond Fund's investment in bonds, and the funds' potential investment in convertible securities, also exposes the funds to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

                       Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

                       Correlation risk: Although the prices of equity and fixed-income securities often rise and fall at different times so that a fall in the price of one is offset by a rise in the price of the other, in a down market the prices of these securities can also fall in tandem. Because the Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund invest in stocks and bonds, they are subject to correlation risk.


                                                 [GRAPHIC]

                                            How We Manage Risk

                       Time-tested risk management strategies including broad portfolio diversification and a sell discipline are utilized to help protect your capital during periods of market uncertainty or weakness. The Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund also invest in quality bonds whose steady income and relative price stability can help reduce volatility and stabilize returns in down markets. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

                       Portfolio Allocation Targets and Ranges

                       The Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund follow a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market conditions change. The funds have established the following allocation targets and operating ranges for each asset class:


                                             Nuveen        Nuveen
                               Nuveen       Balanced      Balanced
                             Large-Cap    Municipal and   Stock and
                             Value Fund    Stock Fund     Bond Fund
                           -------------- ------------- -------------
                           Target  Range  Target Range  Target Range
          -----------------------------------------------------------
          Stocks            100%  95-100%  35%   30-50%  55%   40-70%
          Bonds               --       --  60%   50-70%  40%   25-55%
          Cash Equivalents    --     0-5%   5%    0-10%   5%    0-20%


                       A fund's Board of Trustees may change the target investment mix and operating ranges for each asset class without shareholder approval. The Balanced Municipal and Stock Fund will not set the minimum allowable allocation for municipal bonds below 50%.

                       The Large-Cap Value Fund's, Balanced Municipal and Stock Fund's and Balanced Stock and Bond Fund's approach to equity investing may provide a

                                            Section 2  How We Manage Your Money
                       measure of protection in adverse markets. The funds focus on stocks primarily of established, well-known companies which generally have been better positioned to weather adverse markets than smaller, less established companies. The funds purchase stocks with low valuations, measured by their relative price-to-earnings ratio. The prices of these types of stocks have often fallen less than more fully valued stocks during market downturns. For the Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund, the funds' allocation to bonds and cash equivalents can also provide a measure of added stability during adverse market conditions.

                       NWQ Multi-Cap Value Fund


                       The NWQ Multi-Cap Value Fund's investment philosophy and process stress the importance of attractive risk/reward characteristics, solid balance sheets and cash flow strength, providing a measure of protection in adverse markets. The NWQ Multi-Cap Value Fund generally purchases undervalued stocks with attractive risk/reward characteristics. The prices of these types of stocks frequently decline less than more fully valued stocks during market downturns.


                       Investment Limitations

                       Each fund has adopted certain investment limitations (based on a percentage of total assets) that cannot be changed without shareholder approval and that are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

                        . 25% in any one industry (except U.S. government securities and, in the case of the Balanced Municipal and Stock Fund, municipal securities backed by governmental users).

                       Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of a fund's assets invested in an asset category (if applicable) may fall outside its allowable range, and the fund may not achieve its investment objective.

                       Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to reduce transaction costs, to manage cash flows, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to enhance returns, to limit the risk of price fluctuations, to preserve capital or to hedge against interest rate changes.

                       These hedging strategies include using derivatives, such as financial futures contracts, options on financial futures, or stock index options. The NWQ Multi-Cap Value Fund may also use forward foreign currency contracts, futures, over-the-counter options and swaps. These strategies may reduce fund returns and will benefit a fund largely to the extent we are able to use them successfully. However, a fund could lose money on futures transactions or an option can expire worthless.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com.



                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments, LLC ("Nuveen"), a wholly-owned subsidiary of Nuveen Investments, Inc., and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                           5.75%                6.10%                 5.00%
 $50,000 but less than $100,000              4.50                 4.71                  4.00
 $100,000 but less than $250,000             3.75                 3.90                  3.25
 $250,000 but less than $500,000             2.75                 2.83                  2.50
 $500,000 but less than $1,000,000           2.00                 2.04                  1.75
 $1,000,000 and over                        --/1/                   --                 --/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None


                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.


                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.


                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. If you held shares of the PBHG Special Equity Fund on December 5, 2002, you are eligible to purchase Class R shares of the NWQ Multi-Cap Value Fund. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


                                                 [GRAPHIC]

             How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions


                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.


                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

Section 3  How You Can Buy and Sell Shares

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).


                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:


                        .  Purchases of $1,000,000 or more.



                        . Monies Representing Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions.



                        . Certain Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.



                        . Certain Employees and Affiliates of Nuveen. Purchases by any officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information).



                        . Authorized Dealer Personnel. Purchases by any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member.



                        . Certain Trust Departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.



                        . Additional Categories of Investors. Purchases made by: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                        . Reinvestment of Redemption Proceeds. Purchases when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.


                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:


                        . Certain trustees, directors, employees, and affiliates of Nuveen.



                        .  Certain authorized dealer personnel.



                        .  Certain bank or broker-affiliated trust departments.



                        . Certain additional categories of investors, including certain direct advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                                     Section 3  How You Can Buy and Sell Shares

                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares, including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.


                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                                             How To Buy Shares


                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4:00 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.


                       Through a Financial Advisor


                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing on-going investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.



                       Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.


Section 3  How You Can Buy and Sell Shares

                       On-line


                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds' website. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction.



                       By Telephone



                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction.


                       Investment Minimums


                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.



                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay

                                     Section 3  How You Can Buy and Sell Shares
                       should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.



                       [Chart showing effects of
                       systematic investing and dividend reinvestment]

                       Systematic Investing Graph


                                                 [GRAPHIC]

                                           Systematic Withdrawal


                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct"), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.


                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

Section 3  How You Can Buy and Sell Shares

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "General Information--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                       Fund Direct/SM/


                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.


                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                                     Section 3  How You Can Buy and Sell Shares

                       By Telephone


                       If you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       On-line


                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.




                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.



                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Foreign Income Tax Considerations

                       Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting

                       The funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to capital gains. Because the Balanced Municipal and Stock Fund invests in municipal bonds, certain dividends you receive may be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT). The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends, including the amount of any dividends exempt from regular federal income taxation, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                       Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                                                 Section 4  General Information

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

                       Distribution Schedule

                                         Tax-Free Dividends Taxable Dividends Capital Gains
-------------------------------------------------------------------------------------------
Nuveen NWQ Multi-Cap Value Fund                  None            Annually       Annually
Nuveen Large-Cap Value Fund                      None            Annually       Annually
Nuveen Balanced Municipal and Stock Fund      Monthly            Annually       Annually
Nuveen Balanced Stock and Bond Fund              None           Quarterly       Annually


                                                 [GRAPHIC]

                                      Distribution and Service
             Plans


                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. (See "How You Can Buy and Sell Shares--What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)


                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these

Section 4  General Information
                       payments are provided. For 2004, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.


                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.


                                                 [GRAPHIC]

                                             Net Asset Value


                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.



                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the Nasdaq National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or Nasdaq National Market are valued at the mean between the bid and asked prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair value based on various factors, including prices of comparable securities.



                       Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value."


                                                 Section 4  General Information

                       As a general principal, the current "fair value" of a security would appear to be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. See the Statement of Additional Information for details.


                       If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                 [GRAPHIC]

                       Frequent Trading

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.


                       The funds' Frequent Trading Policy limits an investor to four "round trip" trades in a 12-month period or to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. A purchase transaction identified as being made by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the funds to be related. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade or who are otherwise deemed as such by a fund based on the size, pattern or other characteristics of their trading activity) who do not abide by the special order placement rules, which are described in the Statement of Additional Information, will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.



                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the funds reasonably believe that the intermediary's policies and procedures effectively discourage inappropriate trading activity.



                       The funds reserve the right in their sole discretion to waive unintentional or minor violations if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in


Section 4  General Information
                       more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions.


                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Frequent Trading Policy" in the Statement of Additional Information.


                                                 [GRAPHIC]

                       Fund Service Providers


                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


                                                 Section 4  General Information

Section 5  Financial Highlights


The financial highlights table is intended to help you understand a fund's financial performance for the past five years or the life of the fund, if shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). For Nuveen NWQ Multi-Cap Value Fund the information has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the fund's financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. Nuveen NWQ Multi-Cap Value Fund acquired the assets of the PBHG Special Equity Fund in a tax-free exchange by issuing new shares (the "Reorganization"). This transaction was effective as of the close of business on December 6, 2002. Nuveen NWQ Multi-Cap Value Fund had no assets prior to the date of the acquisition. Consequently, the information presented for Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the financial history of the predecessor fund. For Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund the information for the fiscal years ended June 30, 2005, June 30, 2004, June 30, 2003 and June 30, 2002 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal year ended June 30, 2001 was audited by a different independent auditor who has ceased operations.


Nuveen NWQ Multi-Cap Value Fund



Class
(Inception                         Investment Operations            Less Distributions
Date)                         -------------------------------  ---------------------------  -----------------




                                     Net          Net                                       Ending
                    Beginning Investment    Realized/                 Net                      Net
                    Net Asset     Income   Unrealized          Investment  Capital           Asset     Total
                        Value  (Loss)(a)  Gain (Loss)    Total     Income    Gains    Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------
Class A (12/02)
  Year Ended 6/30:
   2005                $18.56      $ .11       $ 2.15  $ 2.26       $(.05)  $ (.17) $ (.22) $20.60     12.20%
   2004                 14.60        .04         4.38    4.42        (.02)    (.44)   (.46)  18.56     30.75
  4/01/03-
   6/30/03              11.54        .02         3.04    3.06          --       --      --   14.60     26.52
  12/09/02-
   3/31/03              11.86         --         (.27)   (.27)       (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
  Year Ended 6/30:
   2005                 18.45       (.04)        2.13    2.09          --     (.17)   (.17)  20.37     11.35
   2004                 14.61       (.09)        4.37    4.28          --     (.44)   (.44)  18.45     29.76
  4/01/03-
   6/30/03              11.58         --         3.03    3.03          --       --      --   14.61     26.17
  12/09/02-
   3/31/03              11.86       (.04)        (.24)   (.28)         --       --      --   11.58     (2.36)
Class C (12/02)
  Year Ended 6/30:
   2005                 18.45       (.04)        2.13    2.09          --     (.17)   (.17)  20.37     11.35
   2004                 14.62       (.09)        4.36    4.27          --     (.44)   (.44)  18.45     29.67
  4/01/03-
   6/30/03              11.58       (.01)        3.05    3.04          --       --      --   14.62     26.25
  12/09/02-
   3/31/03              11.86       (.02)        (.26)   (.28)         --       --      --   11.58     (2.36)
Class R (11/97)
  Year Ended 6/30:
   2005                 18.52        .15         2.15    2.30        (.10)    (.17)   (.27)  20.55     12.43
   2004                 14.57        .06         4.38    4.44        (.05)    (.44)   (.49)  18.52     31.02
  4/01/03-
   6/30/03              11.51        .02         3.04    3.06          --       --      --   14.57     26.59
  Year Ended 3/31:
   2003(d)              13.92        .08        (2.38)  (2.30)       (.11)      --    (.11)  11.51    (16.52)
  11/01/01-
   3/31/02(e)           11.73        .05         2.20    2.25        (.06)      --    (.06)  13.92     19.20
  Year Ended 10/31:
   2001(f)              13.28        .08          .09     .17        (.06)   (1.66)  (1.72)  11.73      1.23
   2000(f)              11.84        .07         1.55    1.62        (.07)    (.11)   (.18)  13.28     13.80
--------------------------------------------------------------------------------------------------------------



 Ratios/Supplemental Data
-------------------------------------------
                      Ratio of
                           Net
          Ratio of  Investment
          Expenses      Income
  Ending        to   (Loss) to
     Net   Average     Average   Portfolio
  Assets       Net         Net    Turnover
   (000) Assets(c)   Assets(c)        Rate
-------------------------------------------


$179,548      1.36%        .54%         14%
  58,279      1.48         .20          21

   4,732      1.66*        .59*         13

     294      1.75*       (.04)*        52


  33,216      2.10        (.20)         14
   9,322      2.23        (.53)         21

     193      2.43*       (.08)*        13

      20      2.50*      (1.16)*        52


 128,758      2.11        (.21)         14
  30,085      2.23        (.53)         21

     416      2.44*       (.33)*        13

       2      2.50*       (.62)*        52


  82,413      1.10         .78          14
  46,546      1.24         .39          21

  26,777      1.41*        .56*         13

  21,795      1.36         .62          52

  25,505      1.25*        .86*         14

  16,996      1.25         .54          66
  29,547      1.15         .60          49
-------------------------------------------


*  Annualized.
(a) Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are 1.36%, 2.10%, 2.10% and 1.10% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2005 are .54%, (.20)%, (.21)% and .78% for classes A, B, C and R, respectively.



(d) Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(e) Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(f) Information represents the performance history of the NWQ Special Equity Portfolio ( a series of the UAM Funds, Inc.).



Section 5  Financial Highlights

Nuveen Large-Cap Value Fund



Class
(Inception                Investment Operations            Less Distributions
Date)                -------------------------------  ---------------------------                    --------





                            Net          Net                                       Ending              Ending
           Beginning Investment    Realized/                 Net                      Net                 Net
Year Ended Net Asset     Income   Unrealized          Investment  Capital           Asset     Total    Assets
June 30,       Value  (Loss)(a)  Gain (Loss)    Total     Income    Gains    Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------

Class A (8/96)
  2005        $23.41      $ .32       $ 2.13  $ 2.45       $(.28)  $   --  $ (.28) $25.58     10.51% $416,407
  2004         19.93        .12         3.44    3.56        (.08)      --    (.08)  23.41     17.90   434,121
  2003         21.35        .08        (1.43)  (1.35)       (.07)      --    (.07)  19.93     (6.28)  445,050
  2002         24.40        .08        (3.06)  (2.98)       (.07)      --    (.07)  21.35    (12.23)  577,946
  2001         24.35        .16         2.49    2.65        (.21)   (2.39)  (2.60)  24.40     11.02   672,917

Class B (8/96)
  2005         22.95        .14         2.08    2.22        (.11)      --    (.11)  25.06      9.66    45,224
  2004         19.62       (.04)        3.37    3.33          --       --      --   22.95     16.97    56,486
  2003         21.08       (.06)       (1.40)  (1.46)         --       --      --   19.62     (6.93)   55,129
  2002         24.19       (.10)       (3.01)  (3.11)         --       --      --   21.08    (12.86)   73,011
  2001         24.17       (.03)        2.46    2.43        (.02)   (2.39)  (2.41)  24.19     10.23    91,117

Class C (8/96)
  2005         22.92        .14         2.07    2.21        (.11)      --    (.11)  25.02      9.63    30,691
  2004         19.58       (.04)        3.38    3.34          --       --      --   22.92     17.06    43,607
  2003         21.04       (.06)       (1.40)  (1.46)         --       --      --   19.58     (6.94)   42,105
  2002         24.16       (.10)       (3.02)  (3.12)         --       --      --   21.04    (12.91)   53,729
  2001         24.13       (.03)        2.47    2.44        (.02)   (2.39)  (2.41)  24.16     10.24    63,835

Class R (8/96)
  2005         23.49        .38         2.14    2.52        (.34)      --    (.34)  25.67     10.77    22,350
  2004         19.99        .18         3.45    3.63        (.13)      --    (.13)  23.49     18.20    20,533
  2003         21.41        .13        (1.43)  (1.30)       (.12)      --    (.12)  19.99     (5.99)   16,828
  2002         24.46        .13        (3.05)  (2.92)       (.13)      --    (.13)  21.41    (11.98)   17,585
  2001         24.41        .22         2.49    2.71        (.27)   (2.39)  (2.66)  24.46     11.24    19,188
--------------------------------------------------------------------------------------------------------------



 Ratios/Supplemental Data
---------------------------------

             Ratio of
                  Net
 Ratio of  Investment
 Expenses      Income
       to   (Loss) to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


     1.31%       1.31%        81%
     1.36         .56         85
     1.45         .45         90
     1.36         .33         81
     1.33         .63         90


     2.06         .57         81
     2.11        (.18)        85
     2.21        (.31)        90
     2.11        (.42)        81
     2.08        (.11)        90


     2.06         .57         81
     2.11        (.18)        85
     2.21        (.31)        90
     2.11        (.42)        81
     2.07        (.13)        90


     1.06        1.56         81
     1.11         .83         85
     1.20         .70         90
     1.11         .58         81
     1.08         .88         90
---------------------------------


(a) Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the adviser, where applicable.

                                                Section 5  Financial Highlights

Nuveen Balanced Municipal and Stock Fund



Class
(Inception                    Investment Operations           Less Distributions
Date)                    ------------------------------  ---------------------------                    -------



                                            Net                                       Ending             Ending
               Beginning        Net   Realized/                 Net                      Net                Net
Year Ended     Net Asset Investment  Unrealized          Investment  Capital           Asset     Total   Assets
June 30,           Value  Income(a) Gain (Loss)    Total     Income    Gains    Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------------

Class A (8/96)
  2005            $21.96       $.62      $ 1.10  $ 1.72       $(.67)  $   --  $ (.67) $23.01      7.91% $54,323
  2004             20.79        .54        1.14    1.68        (.51)      --    (.51)  21.96      8.13   56,787
  2003             21.45        .49        (.57)   (.08)       (.58)      --    (.58)  20.79      (.25)  59,780
  2002             24.15        .61       (2.54)  (1.93)       (.71)    (.06)   (.77)  21.45     (8.11)  68,197
  2001             24.31        .73        1.09    1.82        (.85)   (1.13)  (1.98)  24.15      7.60   85,586

Class B (8/96)
  2005             22.99        .47        1.15    1.62        (.35)      --    (.35)  24.26      7.08   18,671
  2004             21.63        .40        1.19    1.59        (.23)      --    (.23)  22.99      7.36   23,110
  2003             22.14        .36        (.60)   (.24)       (.27)      --    (.27)  21.63     (1.01)  26,534
  2002             24.74        .45       (2.60)  (2.15)       (.39)    (.06)   (.45)  22.14     (8.78)  34,071
  2001             24.70        .56        1.10    1.66        (.49)   (1.13)  (1.62)  24.74      6.85   41,641

Class C (8/96)
  2005             22.96        .48        1.15    1.63        (.35)      --    (.35)  24.24      7.13    7,979
  2004             21.61        .40        1.18    1.58        (.23)      --    (.23)  22.96      7.32    8,229
  2003             22.12        .35        (.59)   (.24)       (.27)      --    (.27)  21.61     (1.01)   9,083
  2002             24.72        .46       (2.61)  (2.15)       (.39)    (.06)   (.45)  22.12     (8.79)  10,828
  2001             24.68        .56        1.10    1.66        (.49)   (1.13)  (1.62)  24.72      6.86   14,302

Class R (8/96)
  2005             21.57        .68        1.07    1.75        (.76)      --    (.76)  22.56      8.17      761
  2004             20.46        .59        1.12    1.71        (.60)      --    (.60)  21.57      8.48      716
  2003             21.17        .53        (.57)   (.04)       (.67)      --    (.67)  20.46      (.02)     731
  2002             23.90        .67       (2.52)  (1.85)       (.82)    (.06)   (.88)  21.17     (7.84)     783
  2001             24.13        .78        1.09    1.87        (.97)   (1.13)  (2.10)  23.90      7.84    1,120
----------------------------------------------------------------------------------------------------------------


Class
(Inception      Ratios/Supplemental Data
Date)          ---------------------------------
                            Ratio of
                Ratio of         Net
                Expenses  Investment
                      to   Income to
                 Average     Average  Portfolio
Year Ended           Net         Net   Turnover
June 30,       Assets(c)   Assets(c)       Rate
------------------------------------------------

Class A (8/96)
  2005              1.24%       2.76%        47%
  2004              1.25        2.51         45
  2003              1.25        2.44         38
  2002              1.25        2.68         34
  2001              1.24        2.98         37

Class B (8/96)
  2005              2.00        2.01         47
  2004              2.00        1.76         45
  2003              2.00        1.71         38
  2002              2.00        1.93         34
  2001              1.99        2.23         37

Class C (8/96)
  2005              1.99        2.01         47
  2004              2.00        1.75         45
  2003              2.00        1.69         38
  2002              2.00        1.94         34
  2001              1.99        2.23         37

Class R (8/96)
  2005               .99        3.06         47
  2004              1.00        2.75         45
  2003              1.00        2.69         38
  2002              1.00        2.94         34
  2001              1.00        3.22         37
------------------------------------------------




(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are 1.23%, 1.99%, 1.98% and .98% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 2.77%, 2.02%, 2.02% and 3.07% for classes A, B, C and R, respectively.


Section 5  Financial Highlights

Nuveen Balanced Stock and Bond Fund



                                                        Investment Operations           Less Distributions
Class (Inception Date)                             ------------------------------  ---------------------------



                                                                      Net                                       Ending
                                         Beginning        Net   Realized/                 Net                      Net
                                         Net Asset Investment  Unrealized          Investment  Capital           Asset     Total
Year Ended June 30,                          Value  Income(a) Gain (Loss)    Total     Income    Gains    Total  Value Return(b)
----------------------------------------------------------------------------------------------------------------------------------

Class A (8/96)
 2005                                       $24.56       $.56      $ 1.47  $ 2.03       $(.64)  $   --  $ (.64) $25.95      8.33%
 2004                                        22.72        .41        1.92    2.23        (.49)      --    (.49)  24.56     10.29
 2003                                        23.48        .38        (.65)   (.27)       (.43)    (.06)   (.49)  22.72      (.99)
 2002                                        25.25        .44       (1.73)  (1.29)       (.47)    (.01)   (.48)  23.48     (5.14)
 2001                                        25.20        .57        2.00    2.57        (.58)   (1.94)  (2.52)  25.25     10.39

Class B (8/96)
 2005                                        24.56        .37        1.47    1.84        (.45)      --    (.45)  25.95      7.53
 2004                                        22.72        .23        1.92    2.15        (.31)      --    (.31)  24.56      9.48
 2003                                        23.48        .22        (.65)   (.43)       (.27)    (.06)   (.33)  22.72     (1.73)
 2002                                        25.25        .25       (1.72)  (1.47)       (.29)    (.01)   (.30)  23.48     (5.86)
 2001                                        25.20        .37        2.00    2.37        (.38)   (1.94)  (2.32)  25.25      9.58

Class C (8/96)
 2005                                        24.58        .37        1.47    1.84        (.45)      --    (.45)  25.97      7.53
 2004                                        22.73        .23        1.93    2.16        (.31)      --    (.31)  24.58      9.52
 2003                                        23.49        .22        (.65)   (.43)       (.27)    (.06)   (.33)  22.73     (1.73)
 2002                                        25.26        .25       (1.72)  (1.47)       (.29)    (.01)   (.30)  23.49     (5.86)
 2001                                        25.21        .37        2.00    2.37        (.38)   (1.94)  (2.32)  25.26      9.58

Class R (8/96)
 2005                                        24.56        .62        1.47    2.09        (.70)      --    (.70)  25.95      8.60
 2004                                        22.72        .47        1.92    2.39        (.55)      --    (.55)  24.56     10.56
 2003                                        23.47        .44        (.64)   (.20)       (.49)    (.06)   (.55)  22.72      (.70)
 2002                                        25.24        .50       (1.72)  (1.22)       (.54)    (.01)   (.55)  23.47     (4.90)
 2001                                        25.19        .62        2.01    2.63        (.64)   (1.94)  (2.58)  25.24     10.66
----------------------------------------------------------------------------------------------------------------------------------


                                                 Ratios/Supplemental Data
Class (Inception Date)                   ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended June 30,                        (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (8/96)
 2005                                    $31,248      1.25%       2.21%        62%
 2004                                     33,312      1.25        1.72         61
 2003                                     36,751      1.25        1.77         68
 2002                                     42,907      1.25        1.76         82
 2001                                     49,030      1.25        2.20         73

Class B (8/96)
 2005                                     11,564      2.00        1.46         62
 2004                                     12,459      2.00         .97         61
 2003                                     12,255      2.00        1.02         68
 2002                                     13,067      2.00        1.01         82
 2001                                     12,243      2.00        1.43         73

Class C (8/96)
 2005                                      7,947      2.00        1.46         62
 2004                                      8,632      2.00         .98         61
 2003                                      7,541      2.00        1.03         68
 2002                                      6,686      2.00        1.01         82
 2001                                      6,498      2.00        1.44         73

Class R (8/96)
 2005                                     10,753      1.00        2.46         62
 2004                                      9,117      1.00        1.98         61
 2003                                      7,048      1.00        2.03         68
 2002                                      5,324      1.00        2.01         82
 2001                                      5,396      1.00        2.42         73
----------------------------------------------------------------------------------




(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are 1.25%, 2.00%, 2.00% and 1.00% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 2.21%, 1.47%, 1.46% and 2.46% for classes A, B, C and R, respectively.


                                                Section 5  Financial Highlights

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Value Opportunities Fund

Growth
Nuveen Rittenhouse Growth Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ Global Value Fund
Nuveen NWQ International Value Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen, NAM, Institutional Capital and NWQ. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. The funds' most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800)257-8787, on the funds' website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.


You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The funds are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.

1. Long-term and insured long-term portfolios.



MPR-GRINC-1005D NA

Nuveen Investments
Value Funds

--------------------------------------------------------------------------------

                                               PROSPECTUS  OCTOBER 31, 2005

                                             -----------------------------------

Portfolios of quality securities offering long-term growth potential.

[PHOTO]



Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Global Value Fund
Nuveen NWQ Value Opportunities Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a
c[rLiOmGiOn]alNuovfefeennsIen.vestments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents


         Section 1  The Funds
         This section provides you with an overview of the funds, including investment objectives, risk factors and expense information.

         Introduction                                               1
         Nuveen NWQ Small-Cap Value Fund                            2
         Nuveen NWQ Global Value Fund                               4
         Nuveen NWQ Value Opportunities Fund                        6

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                      8
         What Types of Securities We Invest In                      9
         How We Select Investments                                 10
         What the Risks Are                                        11
         How We Manage Risk                                        12

         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                               15
         How to Reduce Your Sales Charge                           16
         How to Buy Shares                                         18
         Systematic Investing                                      19
         Systematic Withdrawal                                     20
         Special Services                                          20
         How to Sell Shares                                        21

         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                        24
         Distribution and Service Plans                            25
         Net Asset Value                                           26
         Frequent Trading                                          27
         Fund Service Providers                                    28

         Section 5  Financial Highlights
         This section provides the funds' financial performance.   29

                                                               October 31, 2005


Section 1  The Funds

                       Nuveen NWQ Small-Cap Value Fund
                       Nuveen NWQ Global Value Fund
                       Nuveen NWQ Value Opportunities Fund

                                                 [GRAPHIC]

                                               Introduction


                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.


 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ Small-Cap Value Fund

Fund Overview

                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide investors with long-term capital appreciation.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
Under normal market conditions, at least 80% of the fund's net assets will be invested in equity securities of companies with small market capitalizations at the time of purchase (currently from $50 million to $2.0 billion) that are selected on an opportunistic basis.

Nuveen Asset Management ("NAM") has selected NWQ Investment Management Company, LLC ("NWQ") to serve as sub-adviser to the fund. NWQ seeks to identify under-valued companies where a catalyst exists to unlock value or improve profitability. Such catalysts include new management, industry consolidation, company restructuring or improving fundamentals. The analyst-driven investment process seeks to add value through extensive bottom up research aimed at selecting companies under-priced by the market and/or overlooked by Wall Street. NWQ's disciplined, value-oriented investment strategy focuses on rigorous financial statement and valuation analysis, qualitative factors and downside protection.

The fund invests primarily in equity securities of companies domiciled in the U.S. but may invest up to 35% of its net assets in U.S. dollar-denominated equities securities of foreign companies, including up to 10% of the fund's net assets invested in equity securities of companies domiciled in emerging markets.

Also, under normal market conditions, the fund intends to be fully invested, but generally may hold up to 10% in cash equivalents and other short-term fixed income securities as a byproduct of the investment process and in order to meet fund expenses.

                                    [GRAPHIC]
What Are the Risks of Investing in the Fund?
Equity Market/Small Company Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are generally greater for smaller market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in stocks of foreign issuers (up to 35% of its net assets) also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Emerging Market Risk - The fund may invest in companies domiciled in emerging market countries. These markets are generally more volatile than countries with more mature economies.

Currency Risk - Currency risk is the risk that the value of the fund's portfolio will be more volatile due to the impact that changes in foreign currency exchange rates will have on the fund's investments in foreign stocks.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]
Is This Fund Right for You?
This fund may be right for you if you are seeking:
..  exposure to small company stocks.
..  long-term total return potential from a value oriented investment strategy;
   or
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines; or
..  investing to meet short-term financial goals.

Fund Performance


                                    [GRAPHIC]

Fund Performance
Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Section 1  The Funds

What Are the Costs of Investing?


                                    [GRAPHIC]

    Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/1/


Paid Directly From Your Investment


            Share Class                      A        B     C   R/2/
            --------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                   5.75%/3/  None  None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends         None     None  None None
            Exchange Fees                   None     None  None None
            Deferred Sales Charge/4/     None/5/    5%/6/ 1%/7/ None


 Annual Fund Operating Expenses/8/


Paid From Fund Assets


             Share Class                      A     B     C     R
             ------------------------------------------------------
             Management Fees                 .99%  .99%  .99%  .99%
             12b-1 Distribution and Service
             Fees/9/                         .25% 1.00% 1.00%    --
             Other Expenses                 1.61% 1.61% 1.61% 1.62%
             Total Operating Expenses*      2.85% 3.60% 3.60% 2.61%



 * The Total Operating Expenses provided in the table above do not reflect custodian fee credits earned by the Fund or the voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent Total Operating Expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.25%, of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. See "Who Manages the Funds." The expense limitation may be modified with the approval of the fund's Board of Trustees. The custodian fee credits and expense limitations reduced the annualized operating expenses for the period December 9, 2004 (commencement of operations) through June 30, 2005 to the levels provided below.



          After Credits/Expense
          Reimbursements                    A       B       C       R
         Credits/Expense Reimbursement (1.43%) (1.43%) (1.43%) (1.44%)
         Total Operating Expenses--Net  1.42%   2.17%   2.17%   1.17%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  847 $  763 $  363 $  264 $  847 $  363 $  363 $  264
       3 Years    $1,407 $1,403 $1,103 $  811 $1,407 $1,103 $1,103 $  811
       5 Years    $1,992 $1,964 $1,864 $1,385 $1,992 $1,864 $1,864 $1,385
       10 Years   $3,568 $3,697 $3,862 $2,944 $3,568 $3,697 $3,862 $2,944


 1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 3. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares".

 4. As a percentage of the lesser of purchase price or redemption proceeds.
 5. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 7. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

 8. The percentages shown are annualized amounts for the period December 9, 2004 (commencement of operations) through June 30, 2005 (reflected as a percentage of average net assets).

 9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ Global Value Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide investors with long-term capital appreciation.


                                    [GRAPHIC]

How the Fund Pursues Its Objective
Under normal market conditions, at least 80% of the fund's net assets will be invested in equity securities of U.S. and foreign companies. The proportion of fund assets invested in foreign investments is a byproduct of the investment process and will vary over time, but generally will be within 15 percentage points of the proportion of foreign companies comprising the MSCI World Index. The Fund currently intends to invest in U.S. companies and dollar-denominated equity securities of foreign companies, including American Depositary Receipts ("ADRs") and other types of dollar-denominated depositary receipts of such companies. The Fund may invest up to 10% of its net assets in equity securities of foreign companies domiciled in emerging markets.


NAM has selected NWQ to serve as sub-adviser to the fund. NWQ seeks to identify under-valued domestic and foreign companies where a catalyst exists to unlock value or improve profitability. Such catalysts may include new management, industry consolidation or improving fundamentals. The investment process features experienced domestic and international research teams and seeks to add value through extensive bottom up analysis aimed at selecting companies with attractive valuation, favorable risk/reward and downside protection. Analysts conduct rigorous financial statement analysis with particular focus on the balance sheet and cash flow. The domestic and international research teams work closely together and share information, insight and research on an ongoing basis.

Under normal market conditions, the fund intends to be fully invested, but generally may hold up to 10% in cash equivalents and other short-term fixed-income securities as a byproduct of the investment process and in order to meet fund expenses.

                                    [GRAPHIC]

                                    Attention
WhatSyAmrbeolthe Risks of Investing in the Fund?
Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. As with any mutual fund investment, loss of money is a risk of investing.

Emerging Market Risk - The fund may invest in companies domiciled in emerging market countries. These markets are generally more volatile than countries with more mature economies.

Currency Risk - Currency risk is the risk that the value of the fund's portfolio will be more volatile due to the impact that changes in foreign currency exchange rates will have on the fund's investments in foreign stocks.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                   Attention
Is STyhmibsolFund Right for You?
This fund may be right for you if you are seeking:
..  long-term growth potential from a value-driven strategy;
.. significant exposure to foreign stocks; or .. to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
.. unwilling to accept the risks associated with investing in foreign stocks; or .. investing to meet short-term financial goals.

Fund Performance


                                    [GRAPHIC]

Fund Performance
Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Section 1  The Funds

What Are the Costs of Investing?


                                    [GRAPHIC]

    Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/1/


Paid Directly From Your Investment


             Share Class                     A       B     C   R/2/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/3/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/4/      None/5/ 5%/6/ 1%/7/ None
             Redemption Fee/8/                  2%    2%    2%   2%



 Annual Fund Operating Expenses/9/



Paid From Fund Assets


             Share Class                      A     B     C     R
             ------------------------------------------------------
             Management Fees                 .99%  .99%  .99%  .99%
             12b-1 Distribution and Service
             Fees/10/                        .25% 1.00% 1.00%    --
             Other Expenses                 1.63% 1.63% 1.63% 1.60%
             Total Operating Expenses*      2.87% 3.62% 3.62% 2.59%



 * The Total Operating Expenses provided in the table above do not reflect custodian fee credits earned by the Fund or the voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent Total Operating Expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.45%, of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. See "Who Manages the Funds." The expense limitation may be modified with the approval of the fund's Board of Trustees. The custodian fee credits and expense limitations reduced the annualized operating expenses for the period December 9, 2004 (commencement of operations) through June 30, 2005 to the levels provided below.



          After Credits/Expense
          Reimbursements                    A       B       C       R
         Credits/Expense Reimbursement (1.29%) (1.29%) (1.29%) (1.26%)
         Total Operating Expenses--Net  1.58%   2.33%   2.33%   1.33%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  848 $  764 $  364 $  262 $  848 $  364 $  364 $  262
       3 Years    $1,413 $1,409 $1,109 $  805 $1,413 $1,109 $1,109 $  805
       5 Years    $2,001 $1,973 $1,873 $1,375 $2,001 $1,873 $1,873 $1,375
       10 Years   $3,586 $3,715 $3,880 $2,925 $3,586 $3,715 $3,880 $2,925


 1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 3. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 4. As a percentage of the lesser of purchase price or redemption proceeds.
 5. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 7. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 8. As a percentage of total redemption or exchange proceeds. The fund imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. See "How to Sell Shares" for further information.
 9. The percentages shown are annualized amounts for the period December 9, 2004 (commencement of operations) through June 30, 2005 (reflected as a percentage of average net assets).
10. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ Value Opportunities Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide investors with long-term capital appreciation.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
Under normal market conditions, at least 80% of the fund's net assets will be invested in equity securities of companies with varying market capitalizations generally ranging from $100 million to $15 billion. Eligible equity securities will include convertible securities.

NAM has selected NWQ to serve as sub-adviser to the fund. NWQ opportunistically seeks to identify under-valued companies considering absolute valuation and security pricing in the context of industry and market conditions. The investment process seeks to add value through bottom up research aimed at selecting under-valued securities that are believed to be mispriced, misperceived or under-followed, and that have the prospect of strong or improving business fundamentals. NWQ's disciplined, value-oriented investment strategy focuses on rigorous financial statements and valuation analysis, qualitative factors and portfolio downside protection.

The fund invests primarily in equity securities of companies domiciled in the U.S. but may invest up to 35% of its net assets in U.S. dollar-denominated equities securities of foreign companies, including up to 10% of the fund's net assets invested in equity securities of companies domiciled in emerging markets.

Under normal market conditions, the fund intends to be fully invested, but generally may hold up to 10% in cash equivalents and other short-term fixed-income securities as a byproduct of the investment process and in order to meet fund expenses.

                                    [GRAPHIC]

                                    Attention
WhatSyAmrbeolthe Risks of Investing in the Fund?
Equity Market/Small Company Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are greater for small and medium market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be more dependent on a smaller management group than larger more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in stocks of foreign issuers (up to 35% of its net assets) also presents additional risk. Foreign risk is the risk that foreign securities will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Emerging Market Risk - The fund may invest in companies domiciled in emerging market countries. These markets are generally more volatile than countries with more mature economies.

Currency Risk - Currency risk is the risk that the value of the fund's portfolio will be more volatile due to the impact that changes in foreign currency exchange rates will have on the fund's investments in foreign stocks.

Credit Risk - Due to the fund's investment in convertible securities, the fund exposes you to credit risk. Credit risk is the risk that an issuer of a bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk.

Interest Rate Risk - Due to the fund's investment in convertible securities, the fund also exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                   Attention
Is STyhmibsolFund Right for You?
This fund may be right for you if you are seeking:
..  attractive total returns from a value-driven strategy;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation;
..  investing to meet short-term financial goals.

Fund Performance


                                    [GRAPHIC]

Fund Performance
Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Section 1  The Funds

What Are the Costs of Investing?


                                    [GRAPHIC]

    Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/1/


Paid Directly From Your Investment


             Share Class                     A       B     C   R/2/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/3/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/4/      None/5/ 5%/6/ 1%/7/ None



 Annual Fund Operating Expenses/8/


Paid From Fund Assets


             Share Class                      A     B     C     R
             ------------------------------------------------------
             Management Fees                 .99%  .99%  .99%  .99%
             12b-1 Distribution and Service
             Fees/9/                         .25% 1.00% 1.00%    --
             Other Expenses                 1.88% 1.88% 1.88% 1.87%
             Total Operating Expense*       3.12% 3.87% 3.87% 2.86%



 * The Total Operating Expenses provided in the table above do not reflect custodian fee credits earned by the Fund or the voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through July 31, 2006 in order to prevent Total Operating Expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.25%, of the average daily net assets of any class of fund shares, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. See "Who Manages the Funds." The expense limitation may be modified with the approval of the fund's Board of Trustees. The custodian fee credits and expense limitations reduced the annualized operating expenses for the period December 9, 2004 (commencement of operations) through June 30, 2005 to the levels provided below.



          After Credits/Expense
          Reimbursements                    A       B       C       R
         Credits/Expense Reimbursement (1.82%) (1.82%) (1.82%) (1.81%)
         Total Operating Expenses--Net  1.30%   2.05%   2.05%   1.05%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  872 $  789 $  389 $  289 $  872 $  389 $  389 $  289
       3 Years    $1,482 $1,481 $1,181 $  886 $1,482 $1,181 $1,181 $  886
       5 Years    $2,116 $2,090 $1,990 $1,508 $2,116 $1,990 $1,990 $1,508
       10 Years   $3,807 $3,935 $4,096 $3,185 $3,807 $3,935 $4,096 $3,185


 1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 3. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares".
 4. As a percentage of the lesser of purchase price or redemption proceeds.
 5. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 7. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 8. The percentages shown are annualized amounts for the period December 9, 2004 (commencement of operations) through June 30, 2005 (reflected as a percentage of average net assets).
 9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                       WHO MANAGES THE FUNDS


                       NAM, the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the funds. NAM oversees the management of the funds' portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

                       NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). Founded in 1898, Nuveen and its affiliates had approximately $128 billion in assets under management, as of September 30, 2005. Nuveen Investments is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

                       NAM has selected NWQ, 2049 Century Park East, 16th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolios of the funds. NWQ manages and supervises the investment of the funds' assets on a discretionary basis, subject to the supervision of NAM. Nuveen Investments purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, with Nuveen Investments as its sole managing member.

                       NWQ formerly was an affiliate of Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed over $40 billion in assets as of September 30, 2005. Phyllis Thomas, Managing Director of NWQ, is the portfolio manager of the Small-Cap Value Fund and has held such position since the fund's inception. Mark Morris, Gregg Tenser and Paul J. Hechmer are the portfolio managers of the Global Value Fund and have held such positions since the Global Value Fund's inception. From August 1998 through August 2001, Mr. Morris served as Director and Portfolio Manager for Merrill Lynch Investment Managers. Mr. Morris joined NWQ in September 2001 as Senior Vice President and Analyst and was named Managing Director in September 2005. From January 1999 through July 2001, Mr. Tenser was Vice President and Portfolio Manager at Sturdivant & Co, a value-oriented institutional money manager. Mr. Tenser joined NWQ as Vice President and Analyst in 2001, became Senior Vice President in 2003 and was named Managing Director in September 2005. From August 1998 through March 2001, Mr. Hechmer was a Portfolio Manager and Senior Analyst at Palley Needleman Asset Management. Mr. Hechmer joined NWQ in 2001 as Vice President and Portfolio Manager, became Senior Vice President in 2003 and was named Managing Director in September 2005. David Iben, Managing Director and Portfolio Manager of NWQ since November 2000, is the portfolio manager of the Value Opportunities Fund and has held such


Section 2  How We Manage Your Money
                       position since the fund's inception. From October 1998 through November 2000, Mr. Iben was Founder, Chief Investment Officer and lead portfolio manager at Palladian Capital Management. Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund, is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com/MF/resources/eReports.aspx.


                       The management fee schedule for each fund is composed of two components--a fund-level component, based only on the amount of assets within each individual fund and a complex-level component, based on the aggregate amount of all fund assets managed by NAM and its affiliates. The annual fund-level fee, payable monthly, for each of the funds is based upon the average daily net assets of each fund as follows:


                                      Nuveen NWQ         Nuveen NWQ            Nuveen NWQ
Average Daily Net Assets         Small-Cap Value Fund Global Value Fund Value Opportunities Fund
 For the first $125 million             .8000%              .8000%               .8000%
 For the next $125 million              .7875%              .7875%               .7875%
 For the next $250 million              .7750%              .7750%               .7750%
 For the next $500 million              .7625%              .7625%               .7625%
 For the next $1 billion                .7500%              .7500%               .7500%
 For net assets over $2 billion         .7250%              .7250%               .7250%


                       The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund's net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component at the relevant breakpoint plus 0.20%. As of September 30, 2005, complex-level assets were approximately $66.2 billion and the effective complex-level component for each Nuveen fund was 0.1898% of fund net assets.

                       For each fund, NAM waived fees and reimbursed expenses in excess of the management fees earned for the period December 9, 2004 (commencement of operations) through June 30, 2005. Information regarding the Board of Trustees' approval of investment advisory contracts is currently available in the funds' Statement of Additional Information and will be available in the funds' semi-annual report for the six-month period ending December 31, 2006.



             [GRAPHIC]

             WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities

                       Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks; dollar-denominated securities of foreign companies and other securities with equity characteristics.

                       Foreign Securities

                       The funds may invest in a variety of foreign equity securities, denominated in U.S. dollars, including American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign company. An investor may also purchase in some

                                            Section 2  How We Manage Your Money
                       cases a stock of a foreign company in the local foreign market and convert the stock to a U.S.-traded ADR, and vice versa. ADRs carry most of the risks of investing directly in foreign equity securities, including currency risk. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk"). Although the funds will concentrate their investments in developed countries, each fund may invest up to 10% of its net assets in companies domiciled in emerging markets.

                       In managing the funds, NWQ will select foreign securities according to the same standards it applies to domestic securities.

                       Short-Term Investments

                       The funds may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

                       Portfolio Holdings

                       A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds' website--www.nuveen.com--by clicking the "Individual Investors--Mutual Funds" section of the home page and following the applicable link for each fund in the "Find A Fund" section. By following these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The portfolio securities information on the funds' website is generally made available approximately 2-5 business days following the end of each month. This information will remain available on the funds' website until the funds file with the Securities and Exchange Commission their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.


                                                 [GRAPHIC]

                                         How We Select Investments

                       We adhere to disciplined, value-driven investment strategies whose aim is to achieve each fund's investment objective. We emphasize securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

                       Equity Securities

                       NWQ selects equity securities for the funds through bottom up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. Catalysts may include a management change, improving industry conditions, corporate restructuring or a turn in a company's fundamentals. The analyst driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities underappreciated or misperceived by the market. The international and domestic research teams for the Global Value Fund separately select securities from the underlying international and domestic

Section 2  How We Manage Your Money
                       universes while working closely together and sharing information, insight and research. The international research team makes use of proprietary valuation screens to identify attractive investment opportunities. In addition, the Value Opportunities Fund considers absolute valuation and security pricing in the context of industry and market conditions, and makes use of convertible securities on an opportunistic basis as an alternative to the underlying equity.

                       NWQ applies a sell discipline emphasizing elimination of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ will also reduce positions as price appreciation or less favorable risk/reward characteristics dictate. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.

                       Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what we believe are their full value or may go down in price.

                       Portfolio Turnover

                       A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The portfolio turnover rate of the Small-Cap Value Fund will generally be between 50% and 70%. The portfolio turnover rates of the Global Value Fund and the Value Opportunities Fund will generally be between 30% and 50%, and 40% and 80%, respectively. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds' performance.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds' value-oriented investment style may not be successful in realizing the funds' investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

                       Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to equity market risk. Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

                       Foreign investment risk: Equity securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on

                                            Section 2  How We Manage Your Money
                       dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

                        . Foreign markets may be less liquid and more volatile than U.S. markets.

                        . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities ("currency risk"). An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign holdings whose value is tied to the affected foreign currency.

                        . To the extent the funds invest in securities issued by entities located in emerging markets, the funds may be exposed to additional risk. These markets are generally more volatile than those of countries with more mature economies.

                       Small and medium sized company risk: Small and medium sized company equity securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies. In addition, such companies are typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

                       Interest rate risk: Because the funds may invest in convertible securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

                       Credit risk: The funds' potential investment in convertible securities also exposes the funds to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

                       Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.


                                                 [GRAPHIC]

                       HOW WE MANAGE RISK

                       Time-tested risk management strategies, including broad portfolio diversification, and a sell discipline are utilized to help protect your capital during periods of market uncertainty or weakness. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

Section 2  How We Manage Your Money

                       Each funds' investment philosophy and process stress the importance of attractive risk/reward characteristics, solid balance sheets and cash flow strength, providing a measure of protection in adverse markets. The funds generally purchase undervalued stocks with what the sub-adviser believes are attractive risk/reward characteristics. The prices of these types of stocks frequently decline less than more fully valued stocks during equity market downturns.

                       Investment Limitations

                       Each fund has adopted certain investment limitations (based on a percentage of total assets) that cannot be changed without shareholder approval and that are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

                        . 25% in any one industry (except U.S. government securities).

                       Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of a fund's assets invested in an asset category (if applicable) may fall outside its allowable range, and the fund may not achieve its investment objective.

                       Although these are not principal investment strategies and we have no present intention to use these strategies, we may employ various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to reduce transaction costs, to manage cash flows, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to enhance returns, to limit the risk of price fluctuations, to limit exposure to losses due to changes to foreign currency exchange rates, to preserve capital or to hedge against interest rate changes.

                       These hedging strategies include using derivatives, such as financial futures contracts, options on financial futures, stock index options, forward foreign currency contracts, futures, over-the-counter options and swaps. These strategies may reduce fund returns and will benefit a fund largely to the extent we are able to use them successfully. However, a fund could lose money on futures transactions or an option can expire worthless.





                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares


                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of the fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments LLC ("Nuveen"), a wholly-owned subsidiary of Nuveen Investments, Inc., and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:




                                                                     Sales Charge as % of  Sales Charge as % of
Amount of Purchase                                                   Public Offering Price Net Amount Invested
 Less than $50,000                                                           5.75%                 6.10%
 $50,000 but less than $100,000                                              4.50                  4.71
.....................................................................
 $100,000 but less than $250,000                                             3.75                  3.90
.....................................................................
 $250,000 but less than $500,000                                             2.75                  2.83
.....................................................................
 $500,000 but less than $1,000,000                                           2.00                  2.04
.....................................................................
 $1,000,000 and over                                                           --1                   --1
.....................................................................

                                                                       Authorized Dealer
                                                                      Commission as % of
Amount of Purchase                                                   Public Offering Price
 Less than $50,000                                                           5.00%
 $50,000 but less than $100,000                                              4.00
.....................................................................
 $100,000 but less than $250,000                                             3.25
.....................................................................
 $250,000 but less than $500,000                                             2.50
.....................................................................
 $500,000 but less than $1,000,000                                           1.75
.....................................................................
 $1,000,000 and over                                                           --1
.....................................................................

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a Contingent Deferred Sales Charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.


                       Class B Shares


                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price,


                                     Section 3  How You Can Buy and Sell Shares
                       whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.


                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None


                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.


                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the Statement of Additional Information for more information.


                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


                                                 [GRAPHIC]

             How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions

                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.


                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.


                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

Section 3  How You Can Buy and Sell Shares

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:


                        .  Purchases of $1,000,000 or more.


                        . Monies Representing Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions.

                        . Certain Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.


                        . Certain Employees and Affiliates of Nuveen. Purchases by any officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information).


                        . Authorized Dealer Personnel. Purchases by any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member.


                        . Certain Trust Departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.


                        . Additional Categories of Investors. Purchases made by: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                        . Reinvestment of Redemption Proceeds. Purchases when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.

                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

                        . Certain trustees, directors, employees, and affiliates of Nuveen.

                        .  Certain authorized dealer personnel.

                        .  Certain bank or broker-affiliated trust departments.

                        . Certain additional categories of investors, including certain direct advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                                     Section 3  How You Can Buy and Sell Shares

                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares, including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.


                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                                             How To Buy Shares


                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4:00 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price; otherwise, you will receive the next business day's price.


                       Through a Financial Advisor


                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.


                       Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

Section 3  How You Can Buy and Sell Shares

                       On-line


                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds' website. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction.


                       By Telephone


                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction.


                       Investment Minimums


                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.



                                                 [GRAPHIC]

                                           Systematic Investing
                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer

                                     Section 3  How You Can Buy and Sell Shares
                       shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.



                       [Chart showing effects of
                       systematic investing and dividend reinvestment]

                       Systematic Investing Graph


                                                 [GRAPHIC]

                                           Systematic Withdrawal


                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct"), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.


                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

Section 3  How You Can Buy and Sell Shares

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "General Information--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone


                       If you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to


                                     Section 3  How You Can Buy and Sell Shares
                       you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.


                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                       On-line


                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds". The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.


                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                       NWQ Global Value Fund Redemption Fee Policy

                       The Global Value Fund charges a 2% redemption fee on the proceeds of fund shares redeemed or exchanged within 30 days of acquisition. The redemption

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption


From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


Section 3  How You Can Buy and Sell Shares
                       fee is intended to offset the trading costs and fund operating expenses associated with frequent trading. Currently, the Global Value Fund waives the redemption fee on share redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans; beginning December 1, 2005, the redemption fee may be so waived only if the plan sponsor or administrator certifies that the plan does not have the operational capability to access the fee.


                       The fund also may waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) in instances where the fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in fund shares.


                       The fund may waive the redemption fee in other specified circumstances reasonably determined by the fund not to relate to inappropriate trading activity, and reserves the right to modify or eliminate redemption fee waivers at any time. For additional information, see "General Information--Frequent Trading" in this prospectus, and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Frequent Trading Policy" and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Redemption Fee Policy" in the Statement of Additional Information for more information regarding the funds' policies.



                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       The funds intend to pay income dividends and any taxable gains annually.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Foreign Income Tax Considerations

                       Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting

                       The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                       Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Section 4  General Information

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.


                                                 [GRAPHIC]

                                      Distribution and Service
             Plans


                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. (See "How You Can Buy and Sell Shares--What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)


                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2004, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.


                                                 Section 4  General Information

                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.


                                                 [GRAPHIC]

                                             Net Asset Value


                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.


                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the Nasdaq National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. Prices of certain U.S.-traded American Depositary Receipts (ADRs) held by the funds that trade in only limited volume in the U.S. are valued based on the mean between the bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the NYSE. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors including prices of comparable securities.

                       Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would

Section 4  General Information
                       appear to be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. See the Statement of Additional Information for details.

                       If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                 [GRAPHIC]

                       Frequent Trading

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.


                       The funds' Frequent Trading Policy generally limits an investor to four "round trip" trades in a 12-month period or to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. A purchase transaction identified as being made by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the funds to be related. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade or who are otherwise deemed as such by a fund based on the size, pattern or other characteristics of their trading activity) who do not abide by special order placement rules, which are described in the Statement of Additional Information, will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.


                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the funds reasonably believe that the intermediary's policies and procedures effectively discourage inappropriate trading activity.

                       The funds reserve the right in their sole discretion to waive unintentional or minor violations if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in

                                                 Section 4  General Information
                       more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions.


                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Frequent Trading Policy" in the Statement of Additional Information.



                                                 [GRAPHIC]

                                          Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights

The financial highlights table is intended to help you understand each fund's financial performance for the past five years or the life of the fund, if shorter. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the period December 9, 2004 (commencement of operations) through June 30, 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

Nuveen NWQ Small-Cap Value Fund




Class
(Inception                 Investment Operations        Less Distributions
Date)                   ---------------------------- ------------------------                   ------




                               Net         Net                                Ending            Ending
              Beginning Investment   Realized/              Net                  Net               Net
              Net Asset     Income  Unrealized       Investment Capital       Assets     Total  Assets
                  Value  (Loss)(a)        Gain Total     Income   Gains Total  Value Return(b)   (000)
-------------------------------------------------------------------------------------------------------

Class A (12/04)
  12/09/04 -
   6/30/05       $20.00      $ .05        $.79  $.84        $--     $--   $-- $20.84      4.20% $    3

Class B (12/04)
  12/09/04 -
   6/30/05        20.00       (.03)        .79   .76         --      --    --  20.76      3.80       3

Class C (12/04)
  12/09/04 -
   6/30/05        20.00       (.03)        .79   .76         --      --    --  20.76      3.80       3

Class R (12/04)
  12/09/04 -
   6/30/05        20.00        .08         .79   .87         --      --    --  20.87      4.35   2,079
-------------------------------------------------------------------------------------------------------



   Ratios/Supplemental Data
-----------------------------------
              Ratio of
                   Net
 Ratio of   Investment
 Expenses       Income
       to    (Loss) to
  Average      Average   Portfolio
      Net          Net    Turnover
Assets(c)    Assets(c)        Rate
-----------------------------------



     1.49%*        .40%*        22%



     2.24*        (.35)*        22



     2.24*        (.35)*        22



     1.25*         .64*         22
-----------------------------------


*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from NAM, where applicable. When custodian fee credits are applied, the annualized Ratios of Expenses to Average Net Assets for 2005 are 1.42%, 2.17%, 2.17% and 1.17% for classes A, B, C and R, respectively, and the annualized Ratios of Net Investment Income to Average Net Assets for 2005 are .47%, (.28)%, (.28)% and .72% for classes A, B, C and R, respectively.


                                                Section 5  Financial Highlights

Nuveen NWQ Global Value Fund




Class
(Inception                 Investment Operations       Less Distributions
Date)                   --------------------------- ------------------------                   ------




                                          Net                                Ending            Ending
              Beginning        Net  Realized/              Net                  Net               Net
              Net Asset Investment Unrealized       Investment Capital       Assets     Total  Assets
                  Value  Income(a)       Gain Total     Income   Gains Total  Value Return(b)   (000)
------------------------------------------------------------------------------------------------------

Class A (12/04)
  12/09/04 -
   6/30/05       $20.00       $.10       $.61  $.71        $--     $--   $-- $20.71      3.55% $    3

Class B (12/04)
  12/09/04 -
   6/30/05        20.00        .01        .62   .63         --      --    --  20.63      3.15       3

Class C (12/04)
  12/09/04 -
   6/30/05        20.00        .01        .62   .63         --      --    --  20.63      3.15       3

Class R (12/04)
  12/09/04 -
   6/30/05        20.00        .13        .61   .74         --      --    --  20.74      3.70   2,066
------------------------------------------------------------------------------------------------------



   Ratios/Supplemental Data
-----------------------------------
              Ratio of
                   Net
 Ratio of   Investment
 Expenses       Income
       to    (Loss) to
  Average      Average   Portfolio
      Net          Net    Turnover
Assets(c)    Assets(c)        Rate
-----------------------------------



     1.72%*        .74%*         6%



     2.47*        (.01)*         6



     2.47*        (.01)*         6



     1.44*        1.02*          6
-----------------------------------


*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from NAM, where applicable. When custodian fee credits are applied, the annualized Ratios of Expenses to Average Net Assets for 2005 are 1.58%, 2.33%, 2.33% and 1.33% for classes A, B, C and R, respectively, and the annualized Ratios of Net Investment Income to Average Net Assets for 2005 are .88%, .13%, .13% and 1.13% for classes A, B, C and R, respectively.


Section 5  Financial Highlights

Nuveen NWQ Value Opportunities Fund




Class
(Inception                 Investment Operations       Less Distributions
Date)                   --------------------------- ------------------------                   ------




                                          Net                                Ending            Ending
              Beginning        Net  Realized/              Net                  Net               Net
              Net Asset Investment Unrealized       Investment Capital       Assets     Total  Assets
                  Value  Income(a)       Gain Total     Income   Gains Total  Value Return(b)   (000)
------------------------------------------------------------------------------------------------------

Class A (12/04)
  12/09/04 -
   6/30/05       $20.00       $.08       $.99 $1.07        $--     $--   $-- $21.07      5.35% $    3

Class B (12/04)
  12/09/04 -
   6/30/05        20.00         --        .98   .98         --      --    --  20.98      4.90       3

Class C (12/04)
  12/09/04 -
   6/30/05        20.00         --        .98   .98         --      --    --  20.98      4.90       3

Class R (12/04)
  12/09/04 -
   6/30/05        20.00        .11        .98  1.09         --      --    --  21.09      5.45   2,102
------------------------------------------------------------------------------------------------------



   Ratios/Supplemental Data
-----------------------------------
              Ratio of
                   Net
 Ratio of   Investment
 Expenses       Income
       to    (Loss) to
  Average      Average   Portfolio
      Net          Net    Turnover
Assets(c)    Assets(c)        Rate
-----------------------------------



     1.51%*        .52%*        45%



     2.26*        (.23)*        45



     2.26*        (.23)*        45



     1.24*         .77*         45
-----------------------------------


*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from NAM, where applicable. When custodian fee credits are applied, the annualized Ratios of Expenses to Average Net Assets for 2005 are 1.30%, 2.05%, 2.05% and 1.05% for classes A, B, C and R, respectively, and the annualized Ratios of Net Investment Income to Average Net Assets for 2005 are .73%, (.02)%, (.02)% and .97% for classes A, B, C and R, respectively.


                                                Section 5  Financial Highlights

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Value Opportunities Fund

Growth
Nuveen Rittenhouse Growth Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ Global Value Fund
Nuveen NWQ International Value Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen, NAM and NWQ. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. The funds' most recent Statement of Additional Information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800)257-8787, on the funds' website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.


The funds are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.

1. Long-term and insured long-term portfolios.



MPR-NWQ-1005D NA

                                                               October 31, 2005


Nuveen Investment Trust

Nuveen NWQ Multi-Cap Value Fund

Nuveen Large-Cap Value Fund

Nuveen Balanced Municipal and Stock Fund

Nuveen Balanced Stock and Bond Fund

Statement of Additional Information


   This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Funds. The Prospectus for the Funds is dated October 31, 2005.


Table of Contents

                                                                                     Page
                                                                                     ----

General Information.................................................................  B-2

Investment Policies and Restrictions................................................  B-2

Investment Policies and Techniques..................................................  B-4

Management.......................................................................... B-25

Fund Manager and Sub-Advisers....................................................... B-38

Portfolio Transactions.............................................................. B-45

Net Asset Value..................................................................... B-47

Tax Matters......................................................................... B-48

Performance Information............................................................. B-51

Additional Information on the Purchase and Redemption of Fund Shares and Shareholder
  Programs.......................................................................... B-54

Distribution and Service Plans...................................................... B-68

Independent Registered Public Accounting Firm, Custodian and Transfer Agent......... B-69

Financial Statements................................................................ B-69

General Trust Information........................................................... B-70

Appendix A--Ratings of Investments..................................................  A-1


   The audited financial statements for each Fund appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

GENERAL INFORMATION


   Nuveen NWQ Multi-Cap Value Fund ("NWQ Multi-Cap Fund"), Nuveen Large-Cap Value Fund ("Large-Cap Value Fund"), Nuveen Balanced Municipal and Stock Fund ("Muni/Stock Fund") and Nuveen Balanced Stock and Bond Fund ("Stock/Bond Fund") (individually a "Fund" and collectively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management series investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, seven series of the Trust are authorized and outstanding. The name of the Nuveen Growth and Income Stock Fund was changed to the Nuveen Large-Cap Value Fund on January 2, 2001. Effective as of the close of business on December 6, 2002, the NWQ Multi-Cap Fund acquired the assets of PBHG Special Equity Fund (formerly known as the PBHG New Perspective Fund) of PBHG Funds. In addition, effective as of the close of business on December 14, 2001, PBHG Special Equity Fund acquired the assets of NWQ Special Equity Portfolio of UAM Funds, Inc. The PBHG Special Equity Fund and the NWQ Special Equity Portfolio are referred to herein as the "Predecessor Funds."


   Certain matters under the Investment Company Act of 1940 (the "1940 Act"), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund's outstanding voting shares:

      (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

      (4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

      (7) With respect to each Fund other than the NWQ Multi-Cap Fund, issue senior securities, except as permitted under the 1940 Act.

      (8) With respect to the NWQ Multi-Cap Fund, issue senior securities, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (9) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Muni/Stock Fund to Municipal Obligations, other than those Municipal Obligations backed only by the assets and revenues of non-governmental users).

   The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   For the purpose of applying the limitation set forth in restriction (1) above to Municipal Obligations an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such Municipal Obligation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the assets of the Muni/Stock Fund that may be invested in Municipal Obligations insured by any given insurer.

   The foregoing fundamental investment policies, together with the investment objective of each of the Funds and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

      (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

      (3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

      (4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to the NWQ Multi-Cap Fund or to securities of pooled investment vehicles or mortgage or asset-backed securities.

      (5) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and applicable state law.

      (6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

      (7) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

      (8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

      (9) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

   The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

Investment in Municipal Obligations

Portfolio Investments


   Except to the extent the Muni/Stock Fund invests in temporary investments as described below, all of the Muni/Stock Fund's investments in Municipal Obligations will be comprised of tax-exempt Municipal Obligations that are either (1) rated, at the time of purchase, within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch") or Standard & Poor's Ratings Group ("S&P") or (2) unrated but which, in the opinion of Nuveen Asset Management ("NAM"), have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations so rated; provided, however, that not more than 20% of the Muni/Stock Fund's investments in Municipal Obligations, may be in such unrated bonds. The foregoing policies are fundamental policies of the Muni/Stock Fund. Municipal Securities rated Baa or BBB are considered "investment grade" securities; Municipal Securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Securities rated BBB are regarded as having an adequate capacity to pay principal and interest. Municipal Securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. A general description of Moody's, Fitch's and S&P's ratings is set forth in Appendix A hereto. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.


   The foregoing policies as to rating of investments in securities will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, Fitch or S&P downgrades its assessment of the credit characteristics of a particular issuer.

   The municipal portfolio manager of the Muni/Stock Fund pursues a value oriented approach for selecting municipal securities by seeking to identify underrated or undervalued Municipal Obligations. Underrated Municipal Obligations are those whose ratings do not, in NAM's opinion, reflect their true value. Such Municipal Obligations may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that represent undervalued municipal market sectors are Municipal Obligations that, in NAM's opinion, are worth more than the value assigned to them in the marketplace. Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Obligations of the market sector for reasons that do not apply to the particular Municipal Obligations that are considered undervalued. The Muni/Stock Fund's investment in underrated or undervalued Municipal Obligations will be based on NAM's belief that their prices should ultimately reflect their true value.

   The Muni/Stock Fund has not established any limit on the percentage of its portfolio of investments that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law. Consequently, a substantial portion of the current income produced by the Fund may be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

   Also included within the general category of Municipal Obligations described in the Muni/Stock Fund Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Muni/Stock Fund will seek to minimize these risks by not investing more than 20% of the assets allocated to investments in Municipal Obligations in Municipal Lease Obligations that contain "non-appropriation" clauses, and by only investing in those "non-appropriation" Municipal Lease Obligations where
(1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, and (4) the investment is of a size that will be attractive to institutional investors.

   During temporary defensive periods (e.g., times when, in NAM's opinion, the ability of the Muni/Stock Fund to meet its long-term investment objectives and preserve the asset value of a Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. Temporary investments may be either tax-exempt or taxable. To the extent the Muni/Stock Fund invests in taxable temporary investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking income exempt from federal income tax. For further information, see "Cash Equivalents and Short-Term Investments" below.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by

Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities


   The Large-Cap Value Fund may invest up to 5% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. The Stock/Bond Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. The Muni/Stock Fund may invest up to 10% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The NWQ Multi-Cap Fund may invest up to 100% of its total assets, for temporary defensive purposes or to keep cash on hand fully invested, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without limitation, the following:


      (1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
   (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. The Muni/Stock Fund may only invest in government securities with maturities of less than one year or that have a variable or floating rate of interest.

      (2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Muni/Stock Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

      (3) The Large-Cap Value Fund, NWQ Multi-Cap Fund and the Stock/Bond Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

      (4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

      (5) The Large-Cap Value Fund and the NWQ Multi-Cap Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

      (6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Large-Cap Value Fund, NWQ Multi-Cap Fund and the Stock/Bond Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, or F2 or higher by Fitch. The Muni/Stock Fund may only invest in commercial paper, corporate notes, corporate bonds or corporate debentures that are rated within the highest grade by Moody's, Fitch or S&P and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

   The Muni/Stock Fund may invest up to 10% of its total assets and during certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, up to 100% of its total assets as "temporary investments" in cash equivalent and short-term fixed income securities that are either taxable or tax-exempt. The short-term taxable fixed income securities are described above. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

   Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

   Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

   Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

   Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

   Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

   Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Muni/Stock Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Equity Securities


   Under normal market conditions, the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund will invest the assets allocated to equity investments primarily in equity securities of domestic companies with market capitalizations of at least $500 million ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with equity characteristics. The Large-Cap Value Fund, under normal market conditions, will invest all of its total assets in Equity Securities which do not include warrants or rights to purchase common stock. Through its investment strategy the Large-Cap Value Fund seeks to provide higher returns over time than the S&P 500 with an equal or lower level of risk. Under normal market conditions, the NWQ Multi-Cap Fund will invest at least 80% of its assets in equity securities of companies with large, medium and small capitalizations.


   Convertible bonds and debentures purchased by the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund must be rated Baa or higher by Moody's or BBB or higher by S&P, or Fitch. Bonds rated Baa or BBB, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

   In addition, the Fund's may invest in dollar-denominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" below.

   Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

   Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

   General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

   Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   *Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

   *Factors affecting an entire industry, such as increases in production costs; and

   *Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

   Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

NWQ Multi-Cap Fund Investments

   Under normal conditions, the NWQ Multi-Cap Fund will invest at least 80% of its assets in equity securities of companies with large, medium and small capitalizations. Certain risk factors associated with some of the securities the Fund may invest in are set forth below.

Small and Medium Capitalization Stocks

   Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the NWQ Multi-Cap Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The NWQ Multi-Cap Fund invests in securities of issuers with small or medium market capitalizations. While the NWQ Multi-Cap Fund intends to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-the-Counter Market

   The NWQ Multi-Cap Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the NWQ Multi-Cap Fund invests may not be as great as that of other securities and, if the NWQ Multi-Cap Fund were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Initial Public Offerings ("IPO")

   The NWQ Multi-Cap Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the NWQ Multi-Cap Fund with a small asset base. The impact of IPOs on the NWQ Multi-Cap Fund's performance likely will decrease as the NWQ Multi-Cap Fund's asset size increases, which could reduce the NWQ Multi-Cap Fund's total returns. IPOs may not be consistently available to the NWQ Multi-Cap Fund for investing, particularly as the NWQ Multi-Cap Fund's asset base grows. Because IPO shares frequently are volatile in price, the NWQ Multi-Cap Fund may hold IPO shares for a very short period of time. This may increase the turnover of the NWQ Multi-Cap Fund and may lead to increased expenses for the NWQ Multi-Cap Fund, such as commissions and transaction costs. By selling shares, the NWQ Multi-Cap Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the NWQ Multi-Cap Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

   The NWQ Multi-Cap Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities


   The Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund may invest up to 25% of its net assets in foreign securities denominated in U.S. dollars and the NWQ Multi-Cap Fund may invest up to 35% of its total assets in foreign securities. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.


   Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.


   The NWQ Multi-Cap Fund may invest directly in foreign securities that are denominated in foreign currencies or in dollar-denominated securities of foreign issuers. The Balanced Stock and Bond Fund, the Balanced Municipal and Stock Fund and the Large-Cap Value Fund may invest in dollar denominated securities of foreign issuers. Each Fund may also invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. However, the Funds may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.


   Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

   Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


   The NWQ Multi-Cap Value Fund may invest in foreign securities either directly or indirectly through ADRs.

   In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.


   Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

   Currency Risks. To the extent that a Fund invests in foreign securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation, and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The NWQ Multi-Cap Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The NWQ Multi-Cap Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

Hedging Strategies

General Description of Hedging Strategies

   Each Fund may engage in hedging activities. The adviser or sub-adviser of a Fund, either NAM, NWQ Investment Management Company, LLC ("NWQ") or Institutional Capital Corporation ("ICAP"), may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.

   Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that a Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

   The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

   The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

   Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options

   There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

   The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options

   In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code.

In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the "1934 Act")).

Stock Index Options

   Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

   A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100.

   Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.


   A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of, NWQ, ICAP or NAM to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.


   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

   Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

   An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

   Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.

However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

   Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

   A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

   Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

   Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

   As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

   The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on NAM's, NWQ's or ICAP's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets.This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

   For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.

   Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

   The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

   (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments

   Foreign Currency Transactions. The NWQ Multi-Cap Fund may engage in foreign currency forward contracts, options, and futures transactions. The NWQ Multi-Cap Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the NWQ Multi-Cap Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the NWQ Multi-Cap Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the NWQ Multi-Cap Fund may segregate assets to cover its futures contracts obligations.

   Forward Foreign Currency Exchange Contracts. The NWQ Multi-Cap Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the NWQ Multi-Cap Fund's best interest to do so. The NWQ Multi-Cap Fund will not speculate in foreign currency exchange.

   The NWQ Multi-Cap Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the NWQ Multi-Cap Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

   A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the NWQ Multi-Cap Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the NWQ Multi-Cap Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the NWQ Multi-Cap Fund would not have to exercise its put option. Likewise, if the NWQ Multi-Cap Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the NWQ Multi-Cap Fund would not have to exercise its call. Instead, the NWQ Multi-Cap Fund could acquire in the spot market the amount of foreign currency needed for settlement.

   Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the NWQ Multi-Cap Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the NWQ Multi-Cap Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

   In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U. S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

   Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The NWQ Multi-Cap Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.


   Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures are subject to the same risks that apply to the use of futures contracts generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.


   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the NWQ Multi-Cap Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the NWQ Multi-Cap Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Swaps, Caps, Collars and Floors

Swap Agreements

   A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

   Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

   Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

   A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

   Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

   Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

   Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

   Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Caps, Collars and Floors

   Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Other Investment Policies and Techniques

Illiquid Securities


   Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to ICAP or NWQ, as applicable, the day-to-day determination of the illiquidity of any equity or taxable fixed-income security held by a Fund for which it serves as sub-adviser and to NAM as to any municipal security, although NAM has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed ICAP, NWQ and NAM to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.


   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box

   When ICAP, NWQ or NAM, as applicable, believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. In addition, a Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at

$50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

   Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Delayed-Delivery Transactions

   Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

   Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Unseasoned Companies

   Each Fund, other than the NWQ Multi-Cap Fund, may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive strengths of larger corporations. Also, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, a Fund may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Lending of Portfolio Securities

   Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies

   Each Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects a Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with a Fund or its investment adviser, may subject the Fund to overlapping fees and expenses that may be payable to the adviser or its affiliates.

                                  MANAGEMENT

   The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is nine, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and eight of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                                Number of
                                                                                              Portfolios in    Other
                                     Term of Office                                               Fund       Director-
                      Position(s)    and Length of                                               Complex       ships
  Name, Address and      Held         Time Served              Principal Occupation(s)          Overseen      Held by
    Date of Birth     with Funds       with Trust                During Past 5 Years           by Trustee     Trustee
--------------------- ----------- ---------------------  ------------------------------------ ------------- -----------
Trustees who are not interested persons of the Funds
----------------------------------------------------
Robert P. Bremner       Trustee   .Term - Indefinite(1)  Private Investor and                      155          N/A
333 West Wacker Drive             .Length of Service -   Management Consultant.
Chicago, IL 60606                  Since 2003
(8/22/40)

Lawrence H. Brown       Trustee   .Term -                Retired (since 1989) as Senior Vice       155          See
333 West Wacker Drive              Indefinite(1)         President of The Northern Trust                     Principal
Chicago, IL 60606                 .Length of Service -   Company; Director (since 2002)                     Occupation
(7/29/34)                          Since 2003            Community Advisory Board for                       description
                                                         Highland Park and Highwood,
                                                         United Way of the North Shore.

Jack B. Evans           Trustee   .Term -                President, The Hall-Perrine               155          See
333 West Wacker Drive              Indefinite(1)         Foundation, a private philanthropic                 Principal
Chicago, IL 60606                 .Length of Service -   corporation (since 1996); Director                 Occupation
(10/22/48)                         Since 1999            and Vice Chairman, United Fire                     description
                                                         Group, a publicly held company;
                                                         Adjunct Faculty Member, University
                                                         of Iowa; Director, Gazette
                                                         Companies; Life Trustee of Coe
                                                         College; Director, Iowa College
                                                         Foundation; formerly, Director,
                                                         Alliant Energy; formerly, Director,
                                                         Federal Reserve Bank of Chicago;
                                                         formerly, President and Chief
                                                         Operating Officer, SCI Financial
                                                         Group, Inc. (a regional financial
                                                         services firm).

William C. Hunter*      Trustee   .Term -                Dean and Distinguished Professor of       155          See
333 West Wacker Drive              Indefinite(1)         Finance, School of Business at the                  Principal
Chicago, IL 60606                 .Length of Service -   University of Connecticut (since                   Occupation
(3/6/48)                           Since 2004            2003); previously, Senior Vice                     description
                                                         President and Director of Research
                                                         at the Federal Reserve Bank of
                                                         Chicago (1995-2003); Director (since
                                                         1997), Credit Research Center at
                                                         Georgetown University; Director
                                                         (since 2004) of Xerox Corporation.

                                                                                                Number of
                                                                                              Portfolios in    Other
                                     Term of Office                                               Fund       Director-
                      Position(s)    and Length of                                               Complex       ships
  Name, Address and      Held         Time Served              Principal Occupation(s)          Overseen      Held by
    Date of Birth     with Funds       with Trust                During Past 5 Years           by Trustee     Trustee
--------------------- ----------- --------------------  ------------------------------------- ------------- -----------
David J. Kundert*       Trustee   .Term -               Retired (since 2004) as Chairman,          153          See
333 West Wacker Drive              Indefinite(1)        JPMorgan Fleming Asset                               Principal
Chicago, IL 60606                 .Length of Service -  Management, President and CEO,                      Occupation
(10/28/42)                         Since 2005           Banc One Investment Advisors                        description
                                                        Corporation, and President, One
                                                        Group Mutual Funds; prior thereto,
                                                        Executive Vice President, Bank One
                                                        Corporation and Chairman and
                                                        CEO, Banc One Investment
                                                        Management Group; Board of
                                                        Regents, Luther College; currently a
                                                        member of the American and
                                                        Wisconsin Bar Associations.

William J. Schneider    Trustee   .Term -               Chairman, formerly, Senior Partner         155          See
333 West Wacker Drive              Indefinite(1)        and Chief Operating Officer (retired,                Principal
Chicago, IL 60606                 .Length of Service -  December 2004) Miller-Valentine                     Occupation
(9/24/44)                          Since 2003           Partners Ltd., a real estate                        description
                                                        investment company; formerly, Vice
                                                        President, Miller-Valentine Realty, a
                                                        construction company; Chair of the
                                                        Finance Committee and member of
                                                        the Audit Commitee, Premier Health
                                                        Partners, the not-for-profit company
                                                        of Miami Valley Hospital; President,
                                                        Dayton Philharmonic Orchestra
                                                        Association; formerly, Member,
                                                        Community Advisory Board,
                                                        National City Bank, Dayton, Ohio;
                                                        and Business Advisory Council,
                                                        Cleveland Federal Reserve Bank.

Judith M. Stockdale     Trustee   .Term -               Executive Director, Gaylord and            155          N/A
333 West Wacker Drive              Indefinite(1)        Dorothy Donnelley Foundation
Chicago, IL 60606                 .Length of Service -  (since 1994); prior thereto,
(12/29/47)                         Since 2003           Executive Director, Great Lakes
                                                        Protection Fund (from 1990 to
                                                        1994).

Eugene S. Sunshine*     Trustee   .Term -               Senior Vice President for Business         155          See
333 West Wacker Drive              Indefinite(1)        and Finance, Northwestern                            Principal
Chicago, IL 60606                 .Length of Service -  University, (since 1997); Director                  Occupation
(1/22/50)                          Since 2005           (since 2003), Chicago Board of                      description
                                                        Options Exchange; Director (since
                                                        2003), National Mentor Holdings, a
                                                        privately-held, national provider of
                                                        home and community-based
                                                        services; Chairman (since 1997),
                                                        Board of Directors, Rubicon, pure
                                                        captive insurance company owned
                                                        by Northwestern University; Director
                                                        (since 1997), Evanston Chamber of
                                                        Commerce and Evanston Inventure,
                                                        a business development
                                                        organization.

                                                                                                   Number of
                                                                                                 Portfolios in    Other
                                         Term of Office                                              Fund       Director-
                          Position(s)    and Length of                                              Complex       ships
    Name, Address and        Held         Time Served             Principal Occupation(s)          Overseen      Held by
      Date of Birth       with Funds       with Trust               During Past 5 Years           by Trustee     Trustee
------------------------- ----------- --------------------  ------------------------------------ ------------- -----------
Timothy R. Schwertfeger** Chairman of .Term -               Chairman (since 1999) and Trustee         155          See
333 West Wacker Drive     the Board    Indefinite(1)        (since 1996) of the funds advised by                Principal
Chicago, IL 60606         and Trustee .Length of Service -  Nuveen Institutional Advisory                      Occupation
(3/28/49)                              Since inception      Corp.***; Chairman (since 1996) and                description
                                                            Director of Nuveen Investments,
                                                            Inc., Nuveen Investments, LLC,
                                                            Nuveen Advisory Corp., Nuveen
                                                            Institutional Advisory Corp. and the
                                                            funds advised by Nuveen Advisory
                                                            Corp.***; Director (since 1996) of
                                                            Institutional Capital Corporation;
                                                            Chairman and Director (since 1997)
                                                            of Nuveen Asset Management;
                                                            Chairman and Director of
                                                            Rittenhouse Asset Management, Inc.
                                                            (since 1999); Chairman of Nuveen
                                                            Investments Advisers, Inc. (since
                                                            2002).

--------
* Trustee Hunter was appointed to the Nuveen Funds' Board in 2004. Trustees Kundert and Sunshine were appointed to the Nuveen Funds' Board in 2005.

** "Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, Nuveen Asset Management, Inc. ("NAM")

***Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(1)Trustees serve an indefinite term until his/her successor is elected.

   The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Fund receive no compensation from the Fund. The terms of office of all officers will expire in July 2006.




                                                                                                              Number of
                                         Term of Office                                                     Portfolios in
                       Position(s)       and Length of                                                      Fund Complex
  Name, Address and       Held            Time Served                    Principal Occupation(s)              Served by
    Date of Birth      with Funds          with Trust                      During Past 5 Years                 Officer
--------------------- -------------- -----------------------  --------------------------------------------- -------------
Officers of the Funds
---------------------
Gifford R. Zimmerman  Chief          .Term - Until July 2006  Managing Director (since 2002), Assistant          155
333 West Wacker Drive Administrative .Length of Service -     Secretary and Associate General Counsel,
Chicago, IL 60606     Officer         Since inception         formerly, Vice President and Assistant
(9/9/56)                                                      General Counsel, of Nuveen Investments,
                                                              LLC; Managing Director (since 2002),
                                                              General Counsel (1998-2004) and Assistant
                                                              Secretary, formerly, Vice President of
                                                              Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.*; Managing
                                                              Director (since 2002), Associate General
                                                              Counsel and Assistant Secretary, formerly,
                                                              Vice President (since 2000) of Nuveen Asset
                                                              Management; Assistant Secretary of NWQ
                                                              Investment Management Company, LLC
                                                              (since 2002); Vice President and Assistant
                                                              Secretary of Nuveen Investments Advisers
                                                              Inc. (since 2002); Managing Director,
                                                              Associate General Counsel and Assistant
                                                              Secretary of Rittenhouse Asset Management,
                                                              Inc. (since 2003); Managing Director (since
                                                              2004) and Assistant Secretary (since 1994) of
                                                              Nuveen Investments, Inc.; Chartered
                                                              Financial Analyst.

Julia L. Antonatos    Vice President .Term - Until July 2006  Managing Director (since 2005), formerly,          155
333 West Wacker Drive                .Length of Service -     Vice President (since 2002); formerly,
Chicago, IL                           Since 2004              Assistant Vice President (since 2000) of
60606 (9/22/63)                                               Nuveen Investments, LLC; Chartered
                                                              Financial Analyst.

Michael T. Atkinson   Vice President .Term - Until July 2006  Vice President (since 2002); formerly,             155
333 West Wacker Drive                .Length of Service -     Assistant Vice President (since 2000) of
Chicago, IL                           Since 2002              Nuveen Investments, LLC.
60606 (2/3/66)

Peter H. D'Arrigo     Vice President .Term - Until July 2006  Vice President of Nuveen Investments, LLC          155
333 West Wacker Drive and Treasurer  .Length of Service -     (since 1999); Vice President and Treasurer
Chicago, IL                           Since inception         (since 1999) of Nuveen Investments, Inc.;
60606 (11/28/67)                                              Vice President and Treasurer (1999-2004) of
                                                              Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.*; Vice President
                                                              and Treasurer of Nuveen Asset Management
                                                              (since 2002) and of Nuveen Investments
                                                              Advisers Inc. (since 2002); Assistant
                                                              Treasurer of NWQ Investment Management
                                                              Company, LLC. (since 2002); Vice President
                                                              and Treasurer of Rittenhouse Asset
                                                              Management, Inc. (since 2003); Chartered
                                                              Financial Analyst.

                                                                                                              Number of
                                         Term of Office                                                     Portfolios in
                       Position(s)       and Length of                                                      Fund Complex
  Name, Address and       Held            Time Served                    Principal Occupation(s)              Served by
    Date of Birth      with Funds          with Trust                      During Past 5 Years                 Officer
--------------------- -------------- -----------------------  --------------------------------------------- -------------
Jessica R. Droeger    Vice President .Term - Until July 2006  Vice President (since 2002) Assistant              155
333 West Wacker Drive and Secretary  .Length of Service -     Secretary and Assistant General Counsel
Chicago,                              Since 1998              (since 1998) formerly, Assistant Vice
IL 60606 (9/24/64)                                            President (since 1998) of Nuveen
                                                              Investments, LLC; Vice President (2002-2004)
                                                              and Assistant Secretary (1998-2004) formerly,
                                                              Assistant Vice President of Nuveen Advisory
                                                              Corp. and Nuveen Institutional Advisory
                                                              Corp.*; Vice President and Assistant
                                                              Secretary (since 2005) of Nuveen Asset
                                                              Management.

Lorna C. Ferguson     Vice President .Term - Until July 2006  Managing Director (since 2004), formerly           155
333 West Wacker Drive                .Length of Service -     Vice President of Nuveen Investments, LLC;
Chicago, IL                           Since inception         Managing Director (2004), formerly Vice
60606 (10/24/45)                                              President (1998-2004) of Nuveen Advisory
                                                              Corp. and Nuveen Institutional Advisory
                                                              Corp.*; Managing Director (since 2005) of
                                                              Nuveen Asset Management.

William M. Fitzgerald Vice President .Term - Until July 2006  Managing Director (since 2002) formerly,           155
333 West Wacker Drive                .Length of Service -     Vice President of Nuveen Investments, LLC;
Chicago, IL                           Since inception         Managing Director (since 1997) of Nuveen
60606 (3/2/64)                                                Advisory Corp. and Nuveen Institutional
                                                              Advisory Corp.*; Managing Director of
                                                              Nuveen Asset Management (since 2001);
                                                              Vice President of Nuveen Investments
                                                              Advisers, Inc. (since 2002); Chartered
                                                              Financial Analyst.

Stephen D. Foy        Vice President .Term - Until July 2006  Vice President (since 1993) and Funds              155
333 West Wacker Drive and Controller .Length of Service -     Controller (since 1998) of Nuveen
Chicago, IL                           Since inception         Investments, LLC; formerly, Vice President
60606 (5/31/54)                                               and Funds Controller of Nuveen
                                                              Investments, Inc. (1998-2004); Certified
                                                              Public Accountant.

James D. Grassi       Vice President .Term - Until July 2006  Vice President and Deputy Director of              155
333 West Wacker Drive and Chief      .Length of Service -     Compliance (since 2004) of Nuveen
Chicago, IL 60606     Compliance      Since 2004              Investments, LLC, Nuveen Investments
(4/13/56)             Officer                                 Advisers Inc., Nuveen Asset Management,
                                                              Nuveen Advisory Corp., Nuveen Institutional
                                                              Advisory Corp.* and Rittenhouse Asset
                                                              Management, Inc.; formerly, Senior Attorney
                                                              (1994-2004), The Northern Trust Company.

David J. Lamb         Vice President .Term - Until July 2006  Vice President of Nuveen Investments, LLC          155
333 West Wacker Drive                .Length of Service -     (since 2000); Certified Public Accountant.
Chicago, IL 60606                     Since inception
(3/22/63)

Tina M. Lazar         Vice President .Term - Until July 2006  Vice President of Nuveen Investments, LLC          155
333 West Wacker Drive                .Length of Service -     (since 1999).
Chicago, IL 60606                     Since 2002
(6/27/61)

                                                                                                            Number of
                                         Term of Office                                                   Portfolios in
                       Position(s)       and Length of                                                    Fund Complex
  Name, Address and       Held            Time Served                   Principal Occupation(s)             Served by
    Date of Birth      with Funds          with Trust                     During Past 5 Years                Officer
--------------------- -------------- -----------------------  ------------------------------------------- -------------
Larry W. Martin       Vice President .Term - Until July 2006  Vice President, Assistant Secretary and          155
333 West Wacker Drive and Assistant  .Length of Service -     Assistant General Counsel of Nuveen
Chicago, IL 60606     Secretary       (1988-2004)             Investments, LLC; formerly, Vice President
(7/27/51)                                                     and Assistant Secretary of Nuveen Advisory
                                                              Corp. and Nuveen Institutional Advisory
                                                              Corp.*; Vice President (since 2005) and
                                                              Assistant Secretary of Nuveen Investments,
                                                              Inc.; Vice President (since 2005) and
                                                              Assistant Secretary (since 1997) of Nuveen
                                                              Asset Management; Vice President (since
                                                              2000), Assistant Secretary and Assistant
                                                              General Counsel (since 1998) of Rittenhouse
                                                              Asset Management, Inc.; Vice President and
                                                              Assistant Secretary of Nuveen Investments
                                                              Advisers Inc. (since 2002); Assistant
                                                              Secretary of NWQ Investment Management
                                                              Company, LLC (since 2002).

--------
* Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

   The Trustees of the Trust are directors or trustees, as the case may be, of 155 open-end and closed-end funds, except Mr. Kundert is director or trustee of 153 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates.



   The following table shows, for each Trustee who is not affiliated with Nuveen or NAM, (1) the aggregate compensation paid by the Trust for its fiscal year ended June 30, 2005, (2) pension or retirement accrued as part of Trust expenses, (3) estimated annual benefits upon retirement, and (4) the total compensation paid by the Nuveen funds during the fiscal year ended June 30, 2005. The Trust has no retirement or pension plans.



                                                                   Total
                                                   Amount of   Compensation
                                     Aggregate       Total      From Funds
                                    Compensation Compensation    and Fund
                                      From the   that Has Been Complex Paid
   Name of Person, Position           Trust/1/    Deferred/2/  to Trustees/3/
   ------------------------         ------------ ------------- -------------
   Timothy R. Schwertfeger, Trustee    $   --       $   --       $     --
   Robert P. Bremner, Trustee......     1,783          206        116,250
   Lawrence H. Brown, Trustee......     1,677            0        112,250
   Jack B. Evans, Trustee..........     1,694          335        118,625
   William C. Hunter, Trustee/4/...     1,554        1,194        101,750
   David J. Kundert, Trustee/5/....       254          173         15,810
   William J. Schneider, Trustee...     1,758        1,282        113,000
   Judith M. Stockdale, Trustee....     1,590          438        103,100
   Eugene S. Sunshine, Trustee/5/..       267          181         17,310

--------
/1/ The compensation paid to the independent trustees for the fiscal year ended June 30, 2005 for services to the Trust.

/2/ Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

/3/ Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending June 30, 2005 for services to the open-end and closed-end funds.

/4/ Trustee Hunter was appointed to the Board of Trustees of the Nuveen Funds in 2004.

/5/ Trustees Kundert and Sunshine were appointed to the Board of Trustees of the Nuveen Funds in 2005.

Compensation

   The trustee affiliated with Nuveen and NAM serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NAM ("Independent Trustees") as of January 1, 2005 receive a $85,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee or Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required, $500 per day for Compliance, Risk Management and Regulatory Oversight Committee attendance by telephone or in person where in-person attendance is not required and $750 per day for Audit Committee attendance by telephone or in-person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other Committee meetings (including ad hoc Committee meetings and Shareholder meetings) on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.


   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004:


                                                                                       Aggregate Dollar Range of
                                                                                       Equity Securities in All
                              Dollar Range of Equity Securities in the Funds             Registered Investment
                     -----------------------------------------------------------------   Companies Overseen by
                          Large-         Muni/Stock      Stock/Bond      NWQ Multi-      Trustee in Family of
Name of Trustee       Cap Value Fund        Fund            Fund          Cap Fund       Investment Companies
---------------      ---------------- ---------------- --------------- --------------- -------------------------
Robert P. Bremner...  over $100,000          $0        $10,001-$50,000       $0             over $100,000
Laurence H. Brown... $50,001-$100,000 $50,001-$100,000       $0        $10,001-$50,000      over $100,000
Jack B. Evans.......  over $100,000          $0        $10,001-$50,000 $10,001-$50,000      over $100,000
William C. Hunter...        $0               $0        $10,001-$50,000 $10,001-$50,000     $50,001-$100,000
David J. Kundert....        $0               $0              $0              $0                   $0
William S. Schneider  over $100,000          $0              $0              $0             over $100,000
Timothy R.
 Schwertfeger.......  over $100,000          $0              $0         over $100,000       over $100,000
Judith M. Stockdale. $10,001-$50,000         $0              $0        $10,001-$50,000      over $100,000
Eugene S. Sunshine..        $0               $0              $0              $0            $50,001-$100,000



   The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, ICAP, NWQ or Nuveen.


   Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

   The independent trustees of the funds managed by NAM are eligible to participate in the matching contribution portion of the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.



   As of October 12, 2005, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund.



   The following table sets forth the percentage ownership of each person, who, as of October 12, 2005, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.



                                                                    Percentage
                                                                    of Record
  Name of Fund and Class            Name and Address of Owner       Ownership
  ----------------------            -------------------------       ----------
  Nuveen Large-Cap Value Fund
    Class A Shares........... Merrill Lynch, Pierce, Fenner & Smith   14.73%
                              For the benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E FL 3
                              Jacksonville, FL 32246-6484

                              Citigroup Global Markets Inc.           14.71%
                              Attn: Peter Booth, 7th Floor
                              333 West 34th Street
                              New York, NY 10001-2402

    Class B Shares........... Merrill Lynch, Pierce, Fenner & Smith   33.10%
                              For the benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E FL 3
                              Jacksonville, FL 32246-6484

                              Citigroup Global Markets Inc.            7.58%
                              Attn: Peter Booth, 7th Floor
                              333 West 34th Street
                              New York, NY 10001-2402

    Class C Shares........... Merrill Lynch, Pierce, Fenner & Smith   48.24%
                              For the benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E FL 3
                              Jacksonville, FL 32246-6484

                              Citigroup Global Markets Inc.            9.54%
                              Attn: Peter Booth, 7th Floor
                              333 West 34th Street
                              New York, NY 10001-2402

    Class R Shares........... American Express Trust Co.              41.93%
                              Amer Exp Trust Ret Ser Pl
                              996 AXP Financial Ctr
                              Minneapolis, MN 55474-0009

                                                                               Percentage
                                                                               of Record
Name of Fund and Class                         Name and Address of Owner       Ownership
----------------------                         -------------------------       ----------

Nuveen Balanced Stock and Bond Fund
  Class A Shares........................ Merrill Lynch, Pierce, Fenner & Smith   15.58%
                                         For the benefit of its customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

                                         Citigroup Global Markets Inc.           13.02%
                                         Attn: Peter Booth, 7th Floor
                                         333 West 34th Street
                                         New York, NY 10001-2402

  Class B Shares........................ Merrill Lynch, Pierce, Fenner & Smith   34.38%
                                         For the benefit of its customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

                                         Citigroup Global Markets Inc.            5.93%
                                         Attn: Peter Booth, 7th Floor
                                         333 West 34th Street
                                         New York, NY 10001-2402

  Class C Shares........................ Merrill Lynch, Pierce, Fenner & Smith   60.33%
                                         For the benefit of its customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

  Class R Shares........................ NFS LLC FEBO                            50.10%
                                         The Northern Trust Company
                                         P.O. Box 92956
                                         Chicago, IL 60675-2956

                                         American Express Trust Co.              29.32%
                                         Amer Exp Trust Ret Ser Pl
                                         996 AXP Financial Ctr
                                         Minneapolis, MN 55474-0009

Nuveen Balanced Municipal and Stock Fund
  Class A Shares........................ Citigroup Global Markets Inc.           12.09%
                                         Attn: Peter Booth, 7th Floor
                                         333 West 34th Street
                                         New York, NY 10001-2402

                                         Merrill Lynch, Pierce, Fenner & Smith    9.14%
                                         For the benefit of its customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

                                                                 Percentage
                                                                 of Record
    Name of Fund and Class       Name and Address of Owner       Ownership
    ----------------------       -------------------------       ----------

        Class B Shares.... Merrill Lynch, Pierce, Fenner & Smith   23.73%
                           For the benefit of its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E Fl 3
                           Jacksonville, FL 32246-6484

                           Citigroup Global Markets Inc.           11.02%
                           Attn: Peter Booth, 7th Floor
                           333 West 34th Street
                           New York, NY 10001-2402

        Class C Shares.... Merrill Lynch, Pierce, Fenner & Smith   18.22%
                           For the benefit of its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E Fl 3
                           Jacksonville, FL 32246-6484

                           Citigroup Global Markets Inc.            7.91%
                           Attn: Peter Booth, 7th Floor
                           333 West 34th Street
                           New York, NY 10001-2402

        Class R Shares.... Citigroup Global Markets Inc.           18.91%
                           Attn: Peter Booth, 7th Floor
                           333 West 34th Street
                           New York, NY 10001-2402

                           Leonard Pearl and Joan D. Pearl         15.81%
                           JT WROS
                           707 Mix Ave. Apt. 24
                           Hamden, CT 06514-2208

                           Merrill Lynch, Pierce, Fenner & Smith    9.09%
                           For the benefit of its customers
                           Attn Fund Administration
                           4800 Deer Lake Dr. E Fl 3
                           Jacksonville, FL 32246-6484

                           Leonard Angers                           7.94%
                           109 Gullot Rd.
                           Schenectady, NY 12306-4317

                           Arthur Angers                            7.94%
                           2008 Arbor Dr.
                           Clearwater, FL 33760-1942

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------

Nuveen NWQ Multi-Cap Value Fund
  Class A Shares............... Charles Schwab & Co. Inc.               23.04%
                                For the benefit of their customers
                                4500 Cherry Creek Dr. S
                                Denver, CO 80018

                                Citigroup Global Markets Inc.            9.07%
                                Attn: Peter Booth, 7th Floor
                                333 West 34th Street
                                New York, NY 10001-2402

                                Merrill Lynch, Pierce, Fenner & Smith    7.05%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484

  Class B Shares............... Merrill Lynch, Pierce, Fenner & Smith    6.85%
                                For its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Floor 3
                                Jacksonville, FL 32246-6484

                                Citigroup Global Markets Inc.            5.43%
                                Attn: Peter Booth, 7th Floor
                                333 West 34th Street
                                New York, NY 10001-2402

  Class C Shares............... Citigroup Global Markets Inc.           22.22%
                                Attn: Peter Booth, 7th Floor
                                333 West 34th Street
                                New York, NY 10001-2402

                                Merrill Lynch, Pierce, Fenner & Smith   15.97%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484

                                                               Percentage
                                                               of Record
       Name of Fund and Class    Name and Address of Owner     Ownership
       ----------------------    -------------------------     ----------

           Class R Shares.... Charles Schwab & Co. Inc.          38.24%
                              Reinvest Account
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA 94104-4122

                              Prudential Investment Management   19.29%
                              FBO Mutual Fund Clients
                              Attn: Pruchoice Unit
                              Mail Stop 194-201
                              194 Wood Ave. S
                              Iselin, NJ 08830-2710

                              American Express Trust Co.          6.37%
                              Amer Exp Trust Ret Ser Pl
                              996 AXP Financial Ctr
                              Minneapolis, MN 55474-0009

                              Home Federal Bank of TN Cust FBO    5.35%
                              Iron Workers District Council of
                              Tn Valley & Vicinity Annuity
                              Custody Account
                              515 Market St. STE 500
                              Knoxville, TN 37902-2145


Committees

   The Board of Trustees of the Funds has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.


   Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended June 30, 2005, the Executive Committee did not meet.



   The Dividend Committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. During the fiscal year ended June 30, 2005, the Dividend Committee met four times.



   The Audit Committee monitors the accounting and reporting policies and practices of each Fund, the quality and integrity of the financial statements of each Fund, compliance by each Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown, William J. Schneider and Eugene S. Sunshine, trustees of each Fund who are not interested persons of each Fund. During the fiscal year ended June 30, 2005, the Audit Committee met four times.



   Nomination of those trustees who are not "interested persons" of each Fund is committed to a Nominating and Governance Committee composed of the trustees who are not "interested persons" of each Fund. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, Judith M. Stockdale and Eugene S. Sunshine. During the fiscal year ended June 30, 2005, the Nominating and Governance Committee met five times.



   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended June 30, 2005, the Compliance, Risk Management and Regulatory Oversight Committee met four times.


Proxy Voting Procedures

   Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

   A member of each Fund's management team is responsible for oversight of the Fund's proxy voting process. With regard to equity securities and taxable-fixed income securities, NWQ and ICAP have engaged the services of Institutional Shareholder Services, Inc., ("ISS") to make recommendations to each of them on the voting of proxies relating to securities held by each Fund and managed by the respective sub-adviser. ISS provides voting recommendations based upon established guidelines and practices. NWQ and ICAP review ISS recommendations and frequently follow the ISS recommendations. However, on selected issues, NWQ and ICAP may not vote in accordance with the ISS recommendations when they believe that specific ISS recommendations are not in the best economic interest of the applicable Fund. If NWQ and ICAP manage the assets of a company or its pension plan and any of NWQ's or ICAP's (as applicable) clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee. ICAP will either follow its own proxy voting policies, follow the advice of a third party such as ISS, or disclose the conflict to the client and vote in accordance with the client's request.

   NWQ has adopted the ISS Proxy Voting Guidelines. ICAP has not adopted the ISS Proxy Voting Guidelines but uses them as part of its approach to the proxy voting process. While these guidelines are not intended to be all-inclusive, they do provide guidance on NWQ's and ICAP's general voting policies.


   The Muni/Stock Fund invests a portion of its assets in municipal securities. On rare occasions the Muni/Stock Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Muni/Stock Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the Muni/Stock Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Muni/Stock Fund's Board of Trustees on its control activities on a quarterly basis. In the rare event that a municipal issuer were to issue a proxy or that the Muni/Stock Fund were to receive a proxy issued by a municipal cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Muni/Stock Fund's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission on Form N-PX, and the results provided to the Muni/Stock Fund's Board of Trustees and made available to shareholders as required by applicable rules.


   When required by applicable regulations, information regarding how each Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

FUND MANAGER AND SUB-ADVISERS

Fund Manager

   NAM acts as the manager of each Fund, with responsibility for the overall management of each Fund. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Large-Cap Value Fund and the Stock/Bond Fund, NAM has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NAM's supervision, manages each Fund's investment portfolio. For the NWQ Multi-Cap Value Fund, NAM has entered into a Sub-Advisory Agreement with NWQ under which NWQ, subject to NAM's supervision, manages the Fund's investment portfolio. For the Muni/Stock Fund, NAM has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NAM's supervision, manages the Fund's equity investments. NAM is also responsible for managing the Funds' business affairs and providing day-to-day administrative services to the Funds. For additional information regarding the management services performed by NAM, NWQ and ICAP, see "Who Manages the Funds" in the Prospectus.


   NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of Nuveen Investments, Inc. which is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc., a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.


   For the fund management services and facilities furnished by NAM, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Funds." In addition NAM agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds.


   Each fund's management fee is divided into two components--a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, initiated August 1, 2004, the funds' effective management fees were reduced by approximately .0102% as of September 30, 2005.


   Each Fund's management fee will equal the sum of a fund-level fee and a complex-level fee.

   Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as follows:


                                   Nuveen                 Nuveen      Nuveen
                                    NWQ       Nuveen     Balanced    Balanced
                                 Multi-Cap  Large-Cap  Municipal and Stock and
  Average Daily Net Assets       Value Fund Value Fund  Stock Fund   Bond Fund
  ------------------------       ---------- ---------- ------------- ---------
  For the first $125 million....   .6500%     .6500%       .5500%      .5500%
  For the next $125 million.....   .6375      .6375        .5375       .5375
  For the next $250 million.....   .6250      .6250        .5250       .5250
  For the next $500 million.....   .6125      .6125        .5125       .5125
  For the next $1 billion.......   .6000      .6000        .5000       .5000
  For net assets over $2 billion   .5750      .5750        .4750       .4750


   The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:


                                                     Complex-Level
              Complex-Level Assets/1/                  Fee Rate
              -----------------------                -------------
              First $55 billion.....................     .2000%
              Next $1 billion.......................     .1800
              Next $1 billion.......................     .1600
              Next $3 billion.......................     .1425
              Next $3 billion.......................     .1325
              Next $3 billion.......................     .1250
              Next $5 billion.......................     .1200
              Next $5 billion.......................     .1175
              Next $15 billion......................     .1150
              For Managed Assets over $91 billion/2/     .1400

--------
/1/ The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

/2/ With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

   The following tables set forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NAM for the specified periods.


                              Amount of Management Fees (Net of Amount of Fees Waived and
                               Expense Reimbursements by NAM)   Expenses Reimbursed by NAM
                              --------------------------------  --------------------------
                               4/01/03-    7/01/03-   7/01/04-  4/01/03- 7/01/03- 7/01/04-
                               6/30/03     6/30/04    6/30/05   6/30/03  6/30/04  6/30/05
                              ----------  ---------- ---------- -------- -------- --------
Nuveen NWQ Multi-Cap Value
  Fund....................... $   58,623  $  634,131 $2,205,953 $     -- $    --  $    --

                              Amount of Management Fees (Net of Amount of Fees Waived and
                               Expense Reimbursements by NAM)   Expenses Reimbursed by NAM
                              --------------------------------  --------------------------
                               7/01/02-    7/01/03-   7/01/04-  7/01/02- 7/01/03- 7/01/04-
                               6/30/03     6/30/04    6/30/05   6/30/03  6/30/04  6/30/05
                              ----------  ---------- ---------- -------- -------- --------
Nuveen Large-Cap Value Fund.. $4,617,218  $4,753,246 $4,388,548 $     -- $    --  $    --
Nuveen Balanced Municipal and
  Stock Fund.................    641,336     666,642    625,437  105,399  31,826       53
Nuveen Balanced Stock and
  Bond Fund..................    382,552     407,756    436,974   81,642  71,482   30,966

   In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

   The Funds, the other Nuveen funds, NAM, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Advisers


   NAM has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 16th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the NWQ Multi-Cap Fund. NWQ manages and supervises the investment of the NWQ Multi-Cap Fund's assets on a discretionary basis, subject to the supervision of NAM. Nuveen Investments, Inc., purchased NWQ on August 1, 2002. NWQ is organized as a member-managed Delaware limited liability company, and its sole managing member is Nuveen Investments, Inc.



   Prior to its purchase by Nuveen Investments, Inc., NWQ was owned by Old Mutual (US) Holdings, Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed over $41.9 billion in assets as of September 30, 2005.



   Out of the fund management fee, NAM pays NWQ a portfolio management fee equal to 50% of the advisory fee paid to NAM for its service to the NWQ Multi-Cap Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the NWQ Multi-Cap Fund).


   NWQ provides continuous advice and recommendations concerning the NWQ Multi-Cap Fund's investments, and is responsible for selecting the broker/dealers who execute the transactions of the NWQ Multi-Cap Fund.


   The Fund's investment advisers paid $77,794, $24,212, $281,867 and $1,021,001 to NWQ for its services to the NWQ Multi-Cap Value Fund for the fiscal years ended March 31, 2003, June 30, 2003, June 30, 2004 and June 30, 2005, respectively.



   ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for the Large-Cap Value Fund, Muni/Stock Fund and Stock/Bond Fund, ICAP is compensated by NAM for its investment advisory services with respect to all or a portion of each Fund's assets. Under a Sub-Advisory Agreement with NAM, ICAP manages the investment portfolios of the Large-Cap Value Fund, and the Stock/Bond Fund, and the equity portion of the Muni/Stock Fund's investment portfolio.


   Out of the fund management fee, NAM pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as the portfolio manager. NAM pays ICAP separate portfolio management fees for the equity and fixed-income portions of the Funds' assets, if applicable, according to the following schedule:

  Assets of All the Nuveen-Sponsored  Equity Portfolio Fixed-Income Portfolio
  Investment Products Managed by ICAP  Management Fee      Management Fee
  ----------------------------------- ---------------- ----------------------
      For the first $500 million.....    .35% of 1%          .20% of 1%
      For the next $500 million......    .30% of 1%          .15% of 1%
      For assets over $1 billion.....    .25% of 1%          .12% of 1%

   The equity and fixed-income portfolio management fees are each paid on a specified proportion of fund net assets. The specified proportions for the equity portfolio management fees are currently 100%,

55% and 35%, respectively, for the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund. The specified proportion for the fixed-income portfolio management fee is currently 45% for the Stock/Bond Fund.

   ICAP's investment management strategy and operating policies are set through a team approach, with all ICAP investment professionals contributing. ICAP currently maintains a staff of 13 investment professionals. Each of the investment officers and other professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held several times a week.

   These meetings also provide for the ongoing review of ICAP's investment positions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and individual security holdings are reviewed to verify their continued appropriateness. Investment recommendations are presented to the committee for decisions.


   With regard to Fund assets subject to the Sub-Advisory Agreement, ICAP provides continuous advice and recommendations concerning the applicable Fund's investments, and is responsible for selecting the broker/ dealers who execute the portfolio transactions. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private investors. ICAP has approximately $12 billion under management as of September 30, 2005. Mr. Robert H. Lyon, President of ICAP, owns shares representing a majority of the voting rights of ICAP. The following table sets forth the fees paid by NAM to ICAP for its services for the three most recent fiscal years.



                                               Amount Paid by NAM to ICAP
                                            --------------------------------
                                             7/01/02-   7/01/03-   7/01/04-
                                             6/30/03    6/30/04    6/30/05
                                            ---------- ---------- ----------
   Nuveen Large-Cap Value Fund............. $1,884,467 $1,938,157 $1,816,462
   Nuveen Balanced Municipal and Stock Fund    118,433    110,539    100,744
   Nuveen Balanced Stock and Bond Fund.....    171,419    176,690    175,112





The Portfolio Managers



   Unless otherwise indicated, the information below is provided as of the date of this SAI.



   The following individuals have primary responsibility for the day-to-day implementation of investment strategies of the NWQ Multi-Cap Value Fund, Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund:



            Name                   Fund
            ----                   ----
            ICAP Team:
             Robert H. Lyon....... Large-Cap Value Fund
             Gary S. Maurer        Balanced Municipal and Stock Fund
             Kathleen C. Pease     Balanced Stock and Bond Fund
             Jerrold K. Senser
             Andrew P. Starr
             William J. Van Tuinen
             Thomas R. Wenzel
            Thomas C. Spalding.... Balanced Municipal and Stock Fund
            Jon D. Bosse.......... NWQ Multi-Cap Value Fund

   Other Accounts Managed. In addition to managing the funds, certain portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:





                                                                        Number of
                                                                      Accounts with Assets of Accounts
                                             Number of                Performance-  with Performance-
Portfolio Manager    Type of Account Managed Accounts     Assets*      Based Fees      Based Fees*
-----------------    ----------------------- --------- -------------- ------------- ------------------
Robert H. Lyon...... Registered Investment
                     Company                     16**    $4.0 billion
                     Other Pooled Investment
                     Vehicles                     0
                     Other Accounts             160      $8.1 billion       7         $477.6 million
Gary S. Maurer...... Registered Investment
                     Company                     16**    $4.0 billion
                     Other Pooled Investment
                     Vehicles                     0
                     Other Accounts             160      $8.1 billion       7         $477.6 million
Cathleen C. Pease... Registered Investment
                     Company                     16**    $4.0 billion
                     Other Pooled Investment
                     Vehicles                     0
                     Other Accounts             160      $8.1 billion       7         $477.6 million
Jerrold K. Senser... Registered Investment
                     Company                     16**    $4.0 billion
                     Other Pooled Investment
                     Vehicles                     0
                     Other Accounts             160      $8.1 billion       7         $477.6 million
Andrew P. Starr..... Registered Investment
                     Company                     16**    $4.0 billion
                     Other Pooled Investment
                     Vehicles                     0
                     Other Accounts             160      $8.1 billion       7         $477.6 million
William J. Van       Registered Investment
  Tuinen............ Company                     16**    $4.0 billion
                     Other Pooled Investment
                     Vehicles                     0
                     Other Accounts             160      $8.1 billion       7         $477.6 million
Thomas R. Wenzel.... Registered Investment
                     Company                     16**    $4.0 billion
                     Other Pooled Investment
                     Vehicles                     0
                     Other Accounts             160      $8.1 billion       7         $477.6 million
Thomas C. Spalding.. Registered Investment
                     Company                     13     $11.9 billion
                     Other Pooled Investment
                     Vehicles                     0
                     Other Accounts               5      $9.4 million       0
Jon D. Bosse........ Registered Investment
                     Company                      5    $641.5 million
                     Other Pooled Investment
                     Vehicles                     7    $609.6 million
                     Other Accounts             576     $27.3 billion                 $121.4 million

--------

* Assets are as of June 30, 2005


**Includes the Funds and 13 other series of registered investment companies for which ICAP acts as adviser or sub-adviser. None of ICAP's registered investment company clients charges a performance-based fee. All of the ICAP accounts (including other accounts) in the table are jointly managed on a team basis by the individuals listed in the table.

   For the ICAP managers, individual fund managers may manage multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a Fund and other types of accounts through allocation policies and oversight by ICAP's compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more Funds or accounts participate in investment decisions involving the same securities.


   Compensation. NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

   The total compensation package includes the availability of an equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. NWQ is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.


   NAM's portfolio manager compensation package consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of the Adviser). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2005, the S&P/Investortools Municipal Bond index was comprised of 44,603 securities with an aggregate current market value of $832 billion.



   Each NAM portfolio manager is paid a base salary that is set at a level determined by the Adviser in accordance with its overall compensation strategy discussed above. The Adviser is not under any current contractual obligation to increase a portfolio manager's base salary.



   Each NAM portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Adviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Adviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.



   Each NAM portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.



   Each NAM portfolio manager's simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. The Adviser, however, believes that such potential conflicts are mitigated by the fact that the Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.





   Compensation for key investment professionals of ICAP consists of competitive base salary, annual cash bonus, and equity ownership in the firm. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the S&P 500 is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.



   Beneficial Ownership of Securities. As of June 30, 2005, each portfolio manager beneficially owns the following dollar range of equity securities issued by the Funds:



                                                        Dollar range of
                                                       equity securities
                                                         beneficially
                                                         owned in the
Name of Portfolio Manager             Fund                   Funds
------------------------- ---------------------------- -----------------
    Robert H. Lyon....... Large-Cap Value                     $0
                          Balanced Municipal and Stock         0
                          Balanced Stock and Bond              0

    Gary S. Maurer....... Large-Cap Value                      0
                          Balanced Municipal and Stock         0
                          Balanced Stock and Bond              0

    Cathleen C. Pease.... Large-Cap Value                      0
                          Balanced Municipal and Stock         0
                          Balanced Stock and Bond              0

    Jerrold K. Senser.... Large-Cap Value                      0
                          Balanced Municipal and Stock         0
                          Balanced Stock and Bond              0

                                                        Dollar range of
                                                       equity securities
                                                       beneficially owned
Name of Portfolio Manager             Fund                in the Funds
------------------------- ---------------------------- ------------------
  Andrew P. Starr........ Large-Cap Value                              0
                          Balanced Municipal and Stock                 0
                          Balanced Stock and Bond                      0

  William J. Van Tuinen.. Large-Cap Value                              0
                          Balanced Municipal and Stock                 0
                          Balanced Stock and Bond                      0

  Thomas R. Wenzel....... Large-Cap Value                              0
                          Balanced Municipal and Stock                 0
                          Balanced Stock and Bond                      0

  Thomas Spalding........ Balanced Municipal and Stock                 0

  Jon D. Bosse........... NWQ Multi-Cap Value           $50,001-$100,000


PORTFOLIO TRANSACTIONS

   NAM (with respect to transactions in Municipal Obligations), ICAP (with respect to other transactions involving the Large-Cap Value Fund, Muni/Stock Fund and Stock/Bond Fund) and NWQ with respect to the NWQ Multi-Cap Fund, are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NAM, ICAP and NWQ to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares. NAM expects that all transactions in Municipal Obligations will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions on such transactions.

   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

   In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NAM, ICAP or NWQ or the Funds. NAM, ICAP and NWQ believe that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to NAM under the Management Agreement or the subadvisory fees paid by NAM to ICAP and NWQ under the Sub-Advisory Agreements are not reduced as a result of receipt by either NAM, NWQ or ICAP of research services.

   NAM, NWQ and ICAP each place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NAM, NWQ and/or ICAP in servicing all of its accounts; not all of such services may be used by NAM, NWQ and/or ICAP in connection with the Funds. NAM, NWQ and ICAP believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NAM, NWQ and ICAP believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NAM, NWQ and ICAP seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NAM, NWQ and ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

   The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.


                                                  Aggregate Amount of
                                                 Brokerage Commissions
                                              ----------------------------
                                               4/01/03-  7/01/03- 7/01/04-
                                               6/30/03   6/30/04  6/30/05
                                              ---------- -------- --------
     Nuveen NWQ Multi-Cap Value Fund......... $   24,849 $201,860 $430,654

                                                  Aggregate Amount of
                                                 Brokerage Commissions
                                              ----------------------------
                                               7/01/02-  7/01/03- 7/01/04-
                                               6/30/03   6/30/04  6/30/05
                                              ---------- -------- --------
     Nuveen Large-Cap Value Fund............. $1,058,843 $848,902 $683,775
     Nuveen Balanced Municipal and Stock Fund     75,053   63,800   50,394
     Nuveen Balanced Stock and Bond Fund.....     72,860   59,019   50,192



   During the fiscal year ended June 30, 2005, the Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, and Nuveen Balanced Stock and Bond Fund paid to brokers as commissions in return for research services $350,159, $438,856, $30,931 and $31,726, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $253,123,971, $416,395,835, $29,378,563 and
$29,779,636, respectively.

   The Funds have acquired during the fiscal year ended June 30, 2005 the securities of their regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of close of the fiscal year ended June 30, 2005:


                                                                              Aggregate Fund
                                                                               Holdings of
                                                                              Broker/Dealer
                                                                                or Parent
                                                                                  (as of
Fund                                   Broker/Dealer             Issuer       June 30, 2005)
----                                   -------------             ------       --------------
Nuveen NWQ Multi-Cap Value Fund Banc of America             Bank of America    $ 3,270,693
                                Securities LLC              Corporation

Nuveen Large-Cap Value Fund.... Goldman Sachs               The Goldman Sachs   15,904,918
                                                            Group, Inc.
                                J.P. Morgan Securities Inc. J.P. Morgan Chase   16,169,496
                                                            & Co.
                                Morgan Stanley Co., Inc.    Morgan Stanley              --
Nuveen Balanced Municipal
  and Stock Fund............... Goldman Sachs               The Goldman Sachs    1,117,119
                                                            Group, Inc.
                                J.P. Morgan Securities Inc. J.P. Morgan Chase    1,100,218
                                                            & Co.
                                Morgan Stanley Co., Inc.    Morgan Stanley              --
Nuveen Balanced Stock and                                                        1,147,725
  Bond Fund.................... Goldman Sachs               The Goldman Sachs
                                                            Group, Inc.
                                J.P. Morgan Securities Inc. J.P. Morgan Chase    1,188,518
                                                            & Co.
                                Morgan Stanley Co., Inc.    Morgan Stanley              --


   Under the Investment Company Act of 1940, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

   Each Fund's net asset value per share is determined separately for each class of the applicable Fund's shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liabilities) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Prices of certain U.S.-traded American Depositary Receipts (ADRs) held by the funds that trade in only limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the NYSE. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

   Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

   Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

   If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.


   This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.


   Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.


   Distributions. Except for exempt interest dividends, as described below, Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into three categories, exempt interest dividends, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at new capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


   Exempt Interest Dividends. Generally, a Fund may qualify to pay exempt interest dividends if at least 50% of the value of the Fund's total assets consist of tax-exempt bonds. If it qualifies, a Fund may designate exempt interest dividends with respect to certain distributions attributable to the interest income (less certain expenses) on its tax-exempt bonds. Exempt interest dividends are generally excluded from your gross income for federal income tax purposes. However, such exempt interest dividends may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of shares in a Fund that pays exempt interest dividends may result in collateral federal income tax consequences to certain shareholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and shareholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry their Shares.

   If you are a "substantial user" of the facilities financed with the proceeds of certain bonds held by a Fund, or a related person to a substantial user, you will not be able to exclude from your gross income exempt interest dividends attributable to interest on those tax-exempt bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, the portion of the exempt interest dividends attributable to interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding
S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including exempt interest dividends from a Fund. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as exempt interest dividends from a Fund.

   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.


   If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received.



   Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not allowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.



   Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.



   Deductibility of Portfolio Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Your deductions for expenses may be further limited to the extent they are attributable to a Fund that pays exempt interest dividends. Further, because the Funds pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

   Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Nuveen Balanced Municipal and Stock Fund Distributions

   The Muni/Stock Fund will pay monthly tax-exempt income dividends to shareholders at a level rate that reflects the past and projected net tax-exempt income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net tax-exempt income. To maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net tax-exempt income earned in a particular period. This undistributed net tax-exempt income would be available to supplement future distributions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the tax-exempt income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net tax-exempt income actually earned by the Fund during such period. Undistributed net tax-exempt income is included in the Fund's net asset value and, correspondingly, distributions from previously undistributed net tax-exempt income are deducted from the Fund's net asset value. It is not expected that this dividend policy will impact the management of the Fund's portfolio.

PERFORMANCE INFORMATION

   Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

   In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield=2[ (   a - b +1  )   /6/  -1]
                                   ------
                                    cd

   In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

   The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

   NWQ Multi-Cap Value Fund and Large-Cap Value Fund may from time to time in their advertising and sales literature quote beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

   The formula for beta is given by:

Beta = (sigma) A * B / C

where

         A = (X\\i\\ - X), i=1,..., N
         B = (Y\\i\\ - Y), i=1,..., N
         C = (sigma) (X\\i\\ - X)/2/, i=1,..., N
         X\\i\\ = Security Return in period i
         Y\\i\\ = Market Return in period i
         X = Average of all observations X\\i\\
         Y = Average of all observations Y\\i\\
         N = Number of observations in the measurement period

   All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

   The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

   The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

   Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\D\\

Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions).

         n = number of years.

         ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\DR\\

Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions and redemption).

         n = number of years.

         ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.

   From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

   The risk level for a class of shares of a Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

   The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

   Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

   In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

   There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

   Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

   The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan, and $250 for accounts opened through fee-based programs). You may not purchase Class B Shares if you are a single purchaser placing a purchase order of $100,000 or more of Fund shares. You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 2005 of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.


                                                                              Nuveen
                                                            Nuveen  Nuveen   Balanced
                                                   Nuveen   Large- Balanced   Stock
                                                 NWQ Multi-  Cap   Municipal   and
                                                 Cap Value  Value  and Stock   Bond
                                                    Fund     Fund    Fund      Fund
-                                                ---------- ------ --------- --------
Net Asset Value per share.......................   $20.60   $25.58  $23.01    $25.95
Per Share Sales Charge--5.75% of public offering
  price (6.12%, 6.10%, 6.08% and 6.09%,
  respectively, of net asset value per share)...     1.26     1.56    1.40      1.58
                                                   ------   ------  ------    ------
Per Share Offering Price to the Public..........   $21.86   $27.14  $24.41    $27.53




   Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

   Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation


   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.


Letter of Intent


   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.


   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

   You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs


   If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.



   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50, provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.


   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor or by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure

   You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares

   Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:


  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;


  . officers, trustees and former trustees of the Nuveen and former Flagship Funds;


  . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daugters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and


  . with respect to the NWQ Multi-Cap Fund, Large-Cap Value Fund and Stock/Bond Fund, any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next
     $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the authorized dealer elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.


   For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.


   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.



   Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.


Class R Share Purchase Eligibility

   Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . any person who was a shareholder of the PBHG Special Equity Fund on December 5, 2002 (for the NWQ Multi-Cap only);


  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;



  . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;


  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . direct institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.


   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.


   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.


   The reduced sales charge programs may be modified or discontinued by the Funds at any time.


   For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares


   You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase amount for the Class B shares of the Funds. Class B shares purchase orders equaling or exceeding $100,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A or Class C shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.



   You may be subject to a Contingent Deferred Sales Charge ("CDSC") if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.


   Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

   Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

   You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."


   Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.


   Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial adviser agreed to waive the right to receive an advance of the first year's distribution and service fee).

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual

Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.


   The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act;
(ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.


   In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal;
(iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.


   The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See "Frequent Trading Policy" below.


Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

   Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.


Redemption In-Kind



   The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90 day period.

Frequent Trading Policy

   The Funds Frequent Trading Program is as follows:

   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

   1. Definition of Round Trip

   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

   2. Round Trip Trade Limitations


   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.


   3. Definition of Frequent Trader

   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

   4. Rules Governing Trades Placed by Frequent Traders


   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1:00 p.m. New York time and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.


   5. Enforcement

   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to (a) interpret the terms and application of these policies, (b) to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and
(c) to exclude the application of its provisions to certain classes of redemptions, as set forth in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.

Exclusions from the Frequent Trading Policy

   As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; and (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

   In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Disclosure of Portfolio Holdings

   The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of each Fund's portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds' publicly accessible website, www.nuveen.com. Currently, each Fund publishes on the website complete portfolio holdings information as of the end of each month. For Municipal Funds, this information is posted approximately 2-5 business days after the end of the month as of which the information is current and for all other Funds this information is posted approximately 2-5 business days after the end of the month following the month as of which the information is current. Additionally, all Funds publish on the website a list of top ten holdings as of the end of each month, approximately 2-5 business days after the end of the month for which the information is current. This information will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

   Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds' website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient's duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment adviser and/or subadviser(s), independent registered public accounting firm, custodian, financial printer (R. R. Donnelly Financial and Financial Graphic Services), proxy voting service(s) (including Institutional Shareholder Services, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds' independent trustees (Chapman & Cutler). Also, the Funds' investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek's systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds' investment adviser and/or subadvisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid potential misuse of the disclosed information.

   Non-public portfolio holdings information may be provided to other persons if approved by the Funds' Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

   Compliance officers of the Funds and their investment adviser and subadviser(s) periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds' policy. Reports are made to the Funds' Board of Trustees on an annual basis.

   There is no assurance that the Funds' policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

   Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.


   In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds.


   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.


   To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Funds' Prospectus.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust.
Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

   The following tables set forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the specified periods. All figures are to the nearest thousand.


                             Amount of Underwriting                              Amount of Compensation on
                                  Commissions         Amount Retained by Nuveen  Redemptions and Repurchases
                           -------------------------- -------------------------- --------------------------
                           4/01/03- 7/01/03- 7/01/04- 4/01/03- 7/01/03- 7/01/04- 4/01/03-  7/01/03- 7/01/04-
                           6/30/03  6/30/04  6/30/05  6/30/03  6/30/04  6/30/05  6/30/03   6/30/04  6/30/05
                           -------- -------- -------- -------- -------- -------- --------  -------- --------
Nuveen NWQ Multi-Cap Value
 Fund.....................    $3      $421    $1,883    $--      $53      $233     $--       $14      $94



                                Amount of Underwriting                              Amount of Compensation on
                                     Commissions         Amount Retained by Nuveen  Redemptions and Repurchases
                              -------------------------- -------------------------- --------------------------
                              7/01/02- 7/01/03- 7/01/04- 7/01/02- 7/01/03- 7/01/04- 7/01/02-  7/01/03- 7/01/04-
                              6/30/03  6/30/04  6/30/05  6/30/03  6/30/04  6/30/05  6/30/03   6/30/04  6/30/05
                              -------- -------- -------- -------- -------- -------- --------  -------- --------
Nuveen Large-Cap Value Fund..   $89      $116     $118      $1      $15      $14      $214      $107     $88
Nuveen Balanced Municipal and
 Stock Fund..................    74       105       59       9       11        6       132        61      33
Nuveen Balanced Stock and
 Bond Fund...................    22        42       28       3        5        3        59        36      33


Other compensation to certain dealers


   NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or
(b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.


In 2005, NAM expects that it will pay additional compensation to the following dealers;

      A.G. Edwards & Sons, Inc.
      American Express Financial Advisors Inc.
      Merrill Lynch, Pierce, Fenner & Smith, Inc.
      Morgan Stanley DW Inc.
      Prudential Investments LLC
      Raymond James Group
      Smith Barney
      UBS Financial Services Inc.
      Wachovia Securities LLC

DISTRIBUTION AND SERVICE PLANS

   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized form time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal service to shareholders.

   Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.


   During the fiscal year ended June 30, 2005, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.



                                                   12b-1 Fees
                                                  Incurred by
                                                   each Fund
                                                 for the fiscal
                                                   year ended
                                                 June 30, 2005
                                                 --------------

                 Nuveen NWQ Multi-Cap Value Fund
                    Class A.....................   $  274,338
                    Class B.....................      209,628
                    Class C.....................      751,265
                                                   ----------
                        Total...................   $1,235,231

                 Nuveen Large-Cap Value Fund
                    Class A.....................   $1,055,749
                    Class B.....................      513,491
                    Class C.....................      361,109
                                                   ----------
                        Total...................   $1,930,349

                                                       12b-1 Fees
                                                      Incurred by
                                                       each Fund
                                                     for the fiscal
                                                       year ended
                                                     June 30, 2005
                                                     --------------

            Nuveen Balanced Municipal and Stock Fund
               Class A..............................    $136,132
               Class B..............................     211,076
               Class C..............................      78,596
                                                        --------
                   Total............................    $425,804

            Nuveen Balanced Stock and Bond Fund
               Class A..............................    $ 81,169
               Class B..............................     121,349
               Class C..............................      82,736
                                                        --------
                   Total............................    $285,254


   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT


   PricewaterhouseCoopers LLP ("PWC"), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PWC will provide assistance on accounting, internal control, tax and related matters.



   The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.


   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund appear in each Fund's Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

GENERAL TRUST INFORMATION


   Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are seven series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.


   The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

   Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Funds' Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A--RATINGS OF INVESTMENTS

   Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

   A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

   The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

   Issue credit ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest rated obligations only in small degree.
    The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.
    However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B   An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C   A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY
    VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D   An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
    'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r   This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B   A short-term obligation rated 'B' is regarded as having significant speculative characteristics.
    The obligor currently has the capacity to meet its financial commitment on the obligation;
    however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C   A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D   A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
    Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-
    grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A   Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations
    (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

      1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

      2) Notes allowing for negative coupons, or negative principal.

      3) Notes containing any provision which could obligate the investor to make any additional payments.

   Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

   Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings

MIG/VMIG Ratings

   In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

   In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

   In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

   The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

   MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG           This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

   Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

   Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

   Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

   Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

   Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to International Long-Term Credit Ratings changes in market interest rates and other market considerations.

                    International Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A   High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B   Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  High default risk. Default is a real possibility. Capacity for meeting financial commitments is
CC, C solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,  Default. The ratings of obligations in this category are based on their prospects for
DD, D achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD'
      indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

   Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

                    International Short-Term Credit Ratings

   The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.


F1  Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate;
    however, near-term adverse changes could result in a reduction to non-investment grade.

B   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   Default. Denotes actual or imminent payment default.

   Notes to Long-term and Short-term ratings:

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'F1'.

   'NR' indicates that Fitch does not rate the issuer or issue in question.

   'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                                                MAI-GRINC-1005D

--------------------------------------------------------------------------------


Nuveen Investments
Value and Balanced Funds
--------------------------------------------------------------------------------
                                               Annual Report dated June 30, 2005
                                             -----------------------------------

For investors seeking long-term growth potential.

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Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund

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                                                  ------------------------------
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                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

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Timothy R. Schwertfeger

Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Institutional Capital Corporation (ICAP), while the balanced funds are sub-advised by ICAP, with Nuveen Asset Management managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers recently sold the balance of its shares in Nuveen to us or to others. These transactions have had and will have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 16, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                             Annual Report  Page 1

  Portfolio Manager Comments Nuveen NWQ Multi-Cap Value Fund

  The Nuveen NWQ Multi-Cap Value Fund features equity management by NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. Recently we spoke with Jon Bosse, Chief Investment Officer of NWQ and the Fund's portfolio manager, about the Fund's performance during the 12-month reporting period ended June 30, 2005.

--------------------------------------------------------------------------------

What were the general market conditions during this reporting period?

Last summer the U.S. stock market seemed stuck in a very tight trading range as investors worried about the outcome of the Presidential election, the risk of some terrorist event disrupting the election, and the ever-rising price of oil. However, once the election uncertainty was over, and some weakness in oil prices appeared, stocks surged ahead to end the year at their highs. Stocks were somewhat vulnerable entering 2005 as concerns of economic growth began to surface due to escalating commodity prices and rising short-term interest rates. The market worked its way lower for the first four and a half months of the year before a meaningful rally, starting in mid-May, erased the earlier declines and produced small gains for the first half of the year. For the past twelve months, value stocks significantly outperformed growth across all capitalization ranges, while mid-capitalization stocks significantly outperformed their large and small capitalization counterparts (in the Russell stock indices). The biggest surprise has been the yields on longer maturity bonds, which have declined despite the Federal Reserve raising the Federal Funds rate 2.25 percent since June 2004.

How did the Fund perform during the 12 months ended June 30, 2005?

We are pleased to report results that exceeded our Lipper Multi-Cap Value peer group for the twelve months ended June 30, 2005. The Fund's results, as well as the performance of several benchmarks, are available in the accompanying table. We credit our opportunistic investment approach and strong gains in our energy, industrial commodity stocks, and several other individual positions for our positive returns. Our under exposure in utility and retail stocks contributed to our underperformance relative to the Russell 3000 Value Index.

What was your strategy in managing the Fund during the reporting period?

We employed a consistent opportunistic approach to investing, utilizing a bottom-up strategy that focused on trying to identify attractively valued companies which possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just its income statement. We continue to believe that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

Given market conditions, how did you apply this management strategy?

Although we continue to be bullish on mortgage stocks, we took some profits in Countrywide Financial Corp. and IndyMac Bancorp, Inc. during the period as both stocks have appreciated greatly since purchased. We continue to have significant exposure to the mortgage industry as we believe investors are underestimating the earnings sustainability of many of these companies in a rising interest rate environment. In the energy sector, we eliminated our positions in ConocoPhillips and Transocean Inc. based on

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 6/30/05
--------------------------------------------------------------------------------

                                                               Since
                                                             Inception
                                               1-Year 5-Year (11/4/97)
                                               -----------------------
         Nuveen NWQ Multi-Cap Value Fund
          A Shares at NAV                      12.20% 15.29%    12.72%
          A Shares at Offer                     5.76% 13.93%    11.85%
         Lipper Multi-Cap Value Funds Index/1/ 10.72%  6.22%     5.99%
         Russell 3000 Value Index/2/           14.09%  7.23%     7.28%
         S&P 500 Index/3/                       6.32% -2.37%     8.75%
         -------------------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

valuation concerns, and took a new stake in Nexen, Inc., a mid-sized exploration company with several non-producing discoveries and future projects that we believe are not being correctly valued by the market. We also tendered approximately one-third of our Kerr-McGee Corp. shares back to the company at $85, and repurchased the shares in the open market at a much lower price. We increased our cyclical exposure with the addition of steel companies International Steel Group, Korean-based POSCO, and U.S. Steel Corp., as well as heating and ventilation firm, York International Corp. International Steel Group was later acquired by Mittal Steel Company N.V. Lastly, we purchased shares of Freescale Semiconductor, Inc. on its initial public offering (spun-off from Motorola Inc.), and added Dow Jones & Company, Inc. and Viacom Inc. to the portfolio based on their attractive valuations and fundamentals.

Were there any specific sector concentrations, security selections, or other factors that provided a significant positive impact on Fund performance over the reporting period?

Portfolio performance for the past twelve months reflects our opportunistic investment approach, favorable stock selection, and several positions that performed well. Our energy investments made significant contributions to performance as high crude prices, as well as expectations that higher than historical prices are sustainable, contributed to an increase in drilling activity, higher refining margins, and improved cash flows for energy companies. Our holdings in the sector include Kerr-McGee Corp., Nexen, Inc., and Noble Energy, Inc., as well as ConocoPhillips and Transocean Inc., the latter two of which were eliminated from the portfolio during the year due to valuation concerns. International Steel Group and Korean-based POSCO, two positions added to the portfolio during the year,


--------------------------------------------------------------------------------

1The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The since inception data for the index represents returns for the period 11/30/97 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3
also appreciated sharply due to their compelling valuations and the attractive fundamentals of the global steel industry. International Steel Company agreed to be acquired by Mittal Steel Company last October. Also in the materials sector, our position in Barrick Gold Corp. ended the period much higher, supported by higher gold prices and healthy company fundamentals.

Our investment in Aetna Inc. appreciated strongly as the company continues to benefit from a series of factors that are very favorable for the operating environment in the managed care industry, including moderating medical cost trends, rising premium yields, and greater operating leverage due to technology upgrades and industry consolidation. Aetna also continues to make positive strides in its restructuring initiatives focused on increasing profitability and market share, and is using its strong free cash flows to repurchase shares and make strategic acquisitions. Our tobacco stocks of Altria Group, Inc. and Loews Corp. rose as valuations became much more attractive due to favorable litigation developments in two of the major cases against the industry (Department of Justice and Engel). The stocks were also bolstered by the formal acknowledgement by Altria Group that it will seek to separate its businesses in order to increase shareholder value. Similarly, shares of Liberty Media gained after the company announced that it will spin-off its stake in The Discovery Channel to shareholders in a tax-free transaction in order to unlock shareholder value.

In the technology sector, Freescale Semiconductor, Inc. appreciated substantially as improving chip inventories, a favorable sales mix, and cost cuts are driving higher earnings and margins. We continue to be encouraged by Freescale's business execution and improving profitability since the company was spun-off from Motorola Inc. last year. Comverse Technology, Inc. outperformed due to their healthy fundamentals and well-established position to capitalize on the strong growth of cellular data traffic and messaging services, while investors drove shares of Sprint Corp. higher due to its attractive valuation and improved business outlook following their unexpected merger announcement with Nextel Communications. The combined companies will form the nation's third largest wireless provider and give Sprint access to Nextel's highly lucrative business customers. Finally, our position in Toys "R" Us gained after the company received an unexpected take over offer from a group of private capital firms and real estate specialists.

Were there any specific concentrations, securities, or factors that hurt overall Fund performance during the reporting period?

Our investment in auto parts supplier, Delphi Corp., was a terrible performer. Fortunately, this stock was a relatively small position, and we had no other direct positions in the auto or auto parts industries. While Delphi made positive strides on several key initiatives, including addressing its pension liability, reducing costs, growing its non-GM business, and introducing new products, its situation deteriorated after the company announced it had to restate earnings due to improper accounting practices related to its rebates from suppliers. Delphi fired its Chief Financial Officer (who we previously expected to become CEO), and its Chief Executive Officer announced his retirement. The company faces strong headwinds that could make a recovery in its stock price very difficult. These headwinds include rising steel costs, slowing auto sales, and declining GM market share. Therefore, we elected to eliminate the position from the portfolio, and took a loss on our investment.

Fannie Mae, a financier of home mortgages, underperformed due to accounting issues and uncertainty regarding proposed legislation granting broader authority to a new government regulator. These developments could potentially limit the company's ability to grow going forward; however, we do not believe they alter the strong economics of the company. Our paper stocks, which include Bowater Inc., Sappi Limited, and Packaging Corp. of America, also declined due to soft demand and pricing pressures in the paper industry. The industry is also facing some upcoming capacity issues as new pulp mills in China and Latin


                             Annual Report  Page 4

America are projected to come online much sooner than expected. Our position in insurance-broker Aon Corp. fell considerably in mid-October when New York Attorney General Eliot Spitzer announced his investigation of the insurance industry. Under scrutiny was the practice of contingent commissions, compensating brokers for steering business to certain insurance providers, and bid rigging. Although there was no evidence that Aon Corp. colluded with insurance providers to set bid prices (i.e. bid-rigging), the company did accept contingent commissions which were disclosed to its clients. The company paid a financial settlement and has discontinued its practice of accepting contingent commissions. Aon Corp.'s stock has since recovered to near its pre-investigation levels. Shares of Friedman, Billings, Ramsey Group, Inc. underperformed on concerns the company may have to lower future dividend payments due to weakness in its merchant banking business, and lower spreads on its mortgage-backed securities portfolio. Investors were also disappointed by the departure of one of the firm's co-founders. We believe the issues are temporary, and expect the dividend yield to remain attractive.

Although the shares have recovered from their lows, Agilent Technologies, Inc. and Mattson Technology, Inc. fell sharply due to inventory issues in the semiconductor industry. Inventory levels had become bloated due to optimistic sales forecasts which failed to materialize. The stocks began to recover as valuations became more compelling and industry conditions showed signs of stabilization. There is also speculation that Agilent Technologies will monetize its semiconductor division in order to increase shareholder value. Divesting itself of its volatile semiconductor business will help Agilent stabilize its earnings and cash flow, and should eliminate the discount associated with the firm's valuation. Also in the technology sector, shares of SonicWall, Inc. declined in value as the company faces increased competition and pricing pressures in its core Internet security software business. The company has a strong cash position that has provided some downside protection and management has announced that it will buy back its stock to increase shareholder value, a strategy we have strongly encouraged them to pursue.


                             Annual Report  Page 5

--------------------------------------------------------------------------------


     Nuveen NWQ Multi-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                 [CHART]
          Nuveen NWQ
           Multi-Cap     Nuveen NWQ   Lipper Multi-     Russell
          Value Fund  Multi-Cap Value   Cap Value     3000 Value      S&P
           (Offer)       Fund (NAV)    Funds Index       Index     500 Index
          ----------     ----------   ------------    ----------   ---------
 11/4/97   $ 9,425        $10,000       $10,000        $10,000      $10,000
11/30/97     9,075          9,628        10,213         10,409       10,463
12/31/97     9,337          9,906        10,436         10,718       10,643
 1/31/98     9,250          9,814        10,412         10,563       10,761
 2/28/98     9,926         10,532        11,128         11,266       11,537
 3/31/98    10,668         11,319        11,628         11,933       12,128
 4/30/98    10,854         11,516        11,693         12,011       12,250
 5/31/98    10,325         10,955        11,433         11,809       12,039
 6/30/98    10,558         11,202        11,421         11,940       12,528
 7/31/98    10,076         10,690        10,979         11,664       12,395
 8/31/98     8,258          8,762         9,299          9,920       10,603
 9/30/98     8,670          9,199         9,684         10,489       11,283
10/31/98     9,402          9,975        10,481         11,260       12,200
11/30/98     9,682         10,272        10,934         11,766       12,939
12/31/98    10,004         10,614        11,115         12,164       13,685
 1/31/99    10,437         11,073        11,154         12,232       14,257
 2/28/99     9,971         10,579        10,894         12,008       13,813
 3/31/99    10,489         11,129        11,195         12,232       14,366
 4/30/99    11,641         12,351        12,190         13,373       14,922
 5/31/99    11,809         12,529        12,127         13,265       14,570
 6/30/99    12,166         12,908        12,517         13,657       15,378
 7/31/99    11,671         12,383        12,092         13,263       14,898
 8/31/99    11,111         11,788        11,676         12,772       14,825
 9/30/99    10,683         11,334        11,172         12,339       14,419
10/31/99    11,191         11,874        11,518         12,979       15,332
11/30/99    11,378         12,072        11,513         12,889       15,643
12/31/99    12,060         12,796        11,775         12,972       16,565
 1/31/00    11,218         11,902        11,268         12,555       15,733
 2/29/00    10,395         11,029        10,675         11,736       15,436
 3/31/00    12,073         12,810        11,804         13,063       16,945
 4/30/00    11,756         12,473        11,781         12,926       16,435
 5/31/00    12,001         12,734        11,945         13,040       16,098
 6/30/00    11,566         12,272        11,686         12,511       16,496
 7/31/00    11,688         12,401        11,785         12,684       16,239
 8/31/00    12,517         13,280        12,533         13,381       17,247
 9/30/00    12,400         13,157        12,359         13,491       16,336
10/31/00    12,704         13,479        12,653         13,797       16,268
11/30/00    12,194         12,938        12,186         13,299       14,986
12/31/00    13,426         14,245        12,912         14,013       15,059
 1/31/01    13,761         14,601        13,400         14,089       15,594
 2/28/01    13,482         14,305        13,032         13,722       14,172
 3/31/01    13,394         14,211        12,575         13,256       13,273
 4/30/01    13,852         14,697        13,390         13,903       14,305
 5/31/01    14,166         15,030        13,686         14,218       14,400
 6/30/01    14,181         15,046        13,454         13,965       14,050
 7/31/01    14,434         15,315        13,437         13,916       13,913
 8/31/01    14,042         14,899        12,938         13,393       13,042
 9/30/01    12,847         13,631        11,612         12,413       11,988
10/31/01    12,827         13,610        11,852         12,334       12,217
11/30/01    13,765         14,605        12,710         13,063       13,154
12/31/01    14,208         15,074        13,078         13,406       13,270
 1/31/02    14,402         15,281        12,908         13,322       13,076
 2/28/02    14,498         15,383        12,739         13,348       12,824
 3/31/02    15,274         16,206        13,389         14,007       13,306
 4/30/02    15,535         16,482        12,995         13,601       12,500
 5/31/02    15,542         16,491        12,982         13,627       12,407
 6/30/02    14,333         15,207        11,989         12,883       11,524
 7/31/02    12,926         13,715        10,994         11,632       10,626
 8/31/02    13,285         14,095        11,169         11,710       10,695
 9/30/02    11,200         11,883         9,958         10,440        9,533
10/31/02    12,008         12,741        10,491         11,169       10,371
11/30/02    13,518         14,342        11,272         11,885       10,982
12/31/02    12,951         13,741        10,775         11,369       10,338
 1/31/03    13,259         14,068        10,553         11,091       10,067
 2/28/03    12,676         13,449        10,282         10,790        9,916
 3/31/03    12,698         13,472        10,321         10,815       10,012
 4/30/03    13,996         14,850        11,218         11,772       10,837
 5/30/03    15,988         16,963        12,156         12,563       11,408
 6/30/03    16,065         17,045        12,245         12,724       11,554
 7/31/03    16,395         17,395        12,414         12,945       11,757
 8/31/03    17,011         18,049        12,802         13,168       11,987
 9/30/03    16,736         17,757        12,655         13,038       11,860
10/31/03    17,671         18,749        13,352         13,855       12,531
11/30/03    17,814         18,901        13,637         14,070       12,641
12/31/03    19,069         20,232        14,307         14,909       13,304
 1/31/04    19,759         20,965        14,609         15,190       13,548
 2/29/04    20,438         21,685        14,888         15,514       13,737
 3/31/04    20,404         21,649        14,759         15,405       13,529
 4/30/04    19,759         20,965        14,487         14,995       13,317
 5/31/04    20,042         21,265        14,555         15,150       13,499
 6/30/04    21,004         22,286        14,966         15,539       13,761
 7/31/04    20,303         21,541        14,538         15,278       13,306
 8/31/04    20,347         21,589        14,589         15,491       13,359
 9/30/04    21,151         22,441        14,883         15,762       13,503
10/31/04    20,992         22,273        15,078         16,022       13,710
11/30/04    22,588         23,966        15,868         16,884       14,265
12/31/04    23,245         24,664        16,441         17,434       14,750
 1/31/05    22,685         24,069        16,083         17,092       14,390
 2/28/05    23,441         24,871        16,507         17,639       14,692
 3/31/05    22,857         24,251        16,273         17,387       14,432
 4/30/05    22,343         23,706        15,884         17,027       14,158
 5/31/05    23,395         24,822        16,400         17,489       14,608
 6/30/05    23,566         25,003        16,602         17,730       14,629


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen NWQ Multi-Cap Value Fund compared with the corresponding indexes. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

  Fund Spotlight as of 6/30/05                   Nuveen NWQ Multi-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.60   $20.37   $20.37   $20.55
               --------------------------------------------------
               Inception Date 12/09/02 12/09/02 12/09/02 11/04/97
               --------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C shares are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.


                        Average Annual Total Returns as of 6/30/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                12.20%      5.76%
                        ------------------------------------------
                        5-Year                15.29%     13.93%
                        ------------------------------------------
                        Since Inception       12.72%     11.85%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                11.35%      7.35%
                        ------------------------------------------
                        5-Year                14.45%     14.33%
                        ------------------------------------------
                        Since Inception       11.88%     11.88%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                11.35%
                        ------------------------------------------
                        5-Year                14.45%
                        ------------------------------------------
                        Since Inception       11.88%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                12.43%
                        ------------------------------------------
                        5-Year                15.60%
                        ------------------------------------------
                        Since Inception       13.01%
                        ------------------------------------------

                  Top Five Stock Holdings/1/
                  Computer Associates International, Inc. 6.2%
                  --------------------------------------------
                  Noble Energy, Inc.                      4.6%
                  --------------------------------------------
                  Countrywide Financial Corporation       4.1%
                  --------------------------------------------
                  Kerr-McGee Corporation                  4.1%
                  --------------------------------------------
                  IndyMac Bancorp, Inc.                   4.0%
                  --------------------------------------------

Portfolio Allocation/1/
                                    [CHART]

 Equities                         92.8%
 Repurchase Agreements             7.2%

               Portfolio Statistics
               Net Assets ($000)                         $423,935
               --------------------------------------------------
               Average Market Capitalization (Stocks) $24 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Expense Ratio/2/                             1.36%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended June 30, 2005.

                             Annual Report  Page 7

  Fund Spotlight as of 6/30/05                   Nuveen NWQ Multi-Cap Value Fund

================================================================================


                          Portfolio Diversification/1/
                          Financials             31.5%
                          ----------------------------
                          Information Technology 13.6%
                          ----------------------------
                          Energy                 10.5%
                          ----------------------------
                          Materials               9.8%
                          ----------------------------
                          Industrials             9.6%
                          ----------------------------
                          Consumer Discretionary  8.8%
                          ----------------------------
                          Consumer Staples        5.0%
                          ----------------------------
                          Repurchase Agreements   7.2%
                          ----------------------------
                          Other Sectors           4.0%
                          ----------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $1,013.80 $1,009.90 $1,009.90 $1,014.80   $1,018.00 $1,014.33 $1,014.28 $1,019.19
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.84 $   10.52 $   10.56 $    5.65   $    6.85 $   10.54 $   10.59 $    5.66
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.37%, 2.11%, 2.12% and 1.13% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 8

  Portfolio Managers' Comments Nuveen Large-Cap Value Fund,

  Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond
  Fund

  The Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity management by Institutional Capital Corporation
  (ICAP). The municipal portion of the Balanced Municipal and Stock Fund is managed by Nuveen Asset Management (NAM). We recently asked Rob Lyon, president and chief investment officer of ICAP, and Tom Spalding of NAM to discuss the economic and market environment, key portfolio management strategies, and the performance of these three Funds for the 12-month reporting period ended June 30, 2005.

--------------------------------------------------------------------------------

What were some of the most significant market factors affecting the Funds' performance during the 12-month reporting period ended June 30, 2005?

One especially notable influence on performance was the steadily rising cost of oil, which began the period priced below $40 per barrel but finished it close to $60 per barrel. Despite the negative influence of higher oil prices, the economy continued to grow steadily, if somewhat slower than in recent years. U.S. gross domestic product, a measure of the goods and services produced in the nation, expanded at an annualized rate of 3.8 percent during the first quarter of 2005. A major boost to the economy continued to come from the real estate sector, with housing prices benefiting from still historically low interest rates.

As the economy grew, so did the Federal Reserve Board's concern that a too-rapid expansion could lead to much higher inflation. The Fed addressed this concern by raising short-term interest rates. The first increase to the federal funds rate came the day before the reporting period began. Eight more increases followed, bringing short-term rates to 3.25 percent on June 30, 2005, two percentage points higher than when the period began. Inflation, meanwhile, did trend upward during the period, thanks in large part to rising energy costs, but did not rise to the extent feared.

Against this generally favorable economic backdrop, corporate profits remained strong, no longer growing as quickly as in recent years but still increasing in absolute terms. While U.S. auto manufacturers were a notable exception to this trend, energy companies were particularly profitable because oil prices remained far above the companies' "break-even" point. With corporate earnings generally solid, the markets turned in positive performance throughout the period. Small-cap stocks continued to outperform their larger counterparts, but the trend reversed itself at times during the past 12 months, particularly during the first quarter of 2005.

How did the Funds perform during the past twelve months?

The table on the next page provides performance information for the three Funds for the 12-month reporting period ended June 30, 2005. The table also compares the Funds' performance to appropriate benchmarks.

All three Funds outperformed the broad stock market, as measured by the Standard & Poor's 500 Index (S&P 500), during the past 12 months. The Funds benefited from strong stock selection relative to the broad market during the period, as well as from our value-oriented management approach during a continued favorable environment for that style of investing. The Funds' equity portfolios, however, trailed the Russell 1000 Value Index, which measures the performance of large-cap value stocks. Much of this underperformance came from stock selection, meaning that the securities we owned went up less than those in the Russell index. Another negative factor was that large-cap stocks significantly trailed their smaller peers during the fourth quarter of 2004 and the second quarter of 2005. Because the Funds tend to own some of the very largest of the large-cap stocks, this trend detracted from relative performance.

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 9

Class A Shares
Average Annual Total Returns as of 6/30/05
--------------------------------------------------------------------------------

                                                            Since
                                                          inception
                                            1-Year 5-Year (8/7/96)
                                            -----------------------
             Nuveen Large-Cap Value Fund
              A Shares at NAV               10.51%  3.55%     8.71%
              A Shares at Offer              4.14%  2.33%     7.99%
             Lipper Large-Cap Value Funds
               Index/1/                      8.75%  1.93%     8.46%
             Russell 1000 Value Index/2/    14.06%  6.56%    11.05%
             S&P 500 Index/3/                6.32% -2.37%     8.75%
             ------------------------------------------------------
             Nuveen Balanced Municipal and
               Stock Fund
              A Shares at NAV                7.91%  2.86%     5.66%
              A Shares at Offer              1.70%  1.65%     4.95%
             Lipper Balanced Funds Index/4/  7.12%  2.70%     7.67%
             Lehman Brothers 10-Year
               Municipal Bond Index/5/       7.65%  6.75%     6.36%
             S&P 500 Index/3/                6.32% -2.37%     8.75%
             ------------------------------------------------------
             Nuveen Balanced Stock and Bond
               Fund
              A Shares at NAV                8.33%  4.38%     7.62%
              A Shares at Offer              2.10%  3.15%     6.91%
             Lipper Balanced Funds Index/4/  7.12%  2.70%     7.67%
             Lehman Brothers Intermediate
               Treasury Index/6/             3.86%  5.88%     5.89%
             S&P 500 Index/3/                6.32% -2.37%     8.75%
             ------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute a negative UNII, which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of June 30, 2005, the Nuveen Balanced Municipal and Stock Fund had a positive UNII balance for both financial statement and income tax purposes.

What was your approach to managing the equity portion of the Funds?

Our management approach continued to be to look for high-quality companies offering strong balance sheets, strong cash flows, and solid financial positions. We emphasized stocks with a high dividend yield and whose dividends have grown over time. Our management approach remained "bottom up", meaning we choose stocks one-by-one based on their fundamentals and not because we expect certain sectors to outperform. We especially favored companies with catalysts that we believed could drive their shares higher over the next year to 18 months.

Throughout the period, we continued to invest in companies we believed were benefiting from tight supplies and heavy demand for their products. For example, we owned a number of energy stocks, including ConocoPhillips, Occidental Petroleum Corp., Marathon Oil Corp., Exxon Mobil Corp., Halliburton Co., BP Amoco, National Oilwell Varco, Inc., and Amerada Hess, whose earnings have risen in line with oil prices. We also owned companies we believed were positioned to benefit from the growing demand for foodstuffs. Two significant plays on this theme were Archer-Daniels-Midland Co., one of the world's

--------------------------------------------------------------------------------

1The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended June 30, 2005. The since inception data for the index represents returns for the period 8/31/96 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
4The Lipper Balanced Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended June 30, 2005. The since inception data for the index represents returns for the period 8/31/96 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
6The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                            Annual Report  Page 10
largest food producers, and Deere & Company, a maker of farm equipment. Railroad stocks represented a third area of emphasis. We saw such rail carriers as CSX Corp., Canadian Pacific Railway, and Norfolk Southern Corp. as cost-effective, fuel-efficient alternatives to road transportation.

Which stocks performed well for the Funds during this 12-month reporting period?

Four of the Funds' five best performers in absolute terms were energy stocks, not surprising with oil prices rising so sharply during the period. In particular, ConocoPhillips, Occidental Petroleum Corp., Marathon Oil Corp., and Exxon Mobil Corp. all were strong performers. Outside the energy sector, Altria Group, Inc. was another favorable investment. Food and tobacco giant Altria, formerly Philip Morris, benefited from optimism that the company would generate value for shareholders by spinning off its Kraft Foods division. Altria, which controls approximately half of the U.S. cigarette market, also benefited from an increasingly favorable litigation environment for its tobacco business.

Which stocks fell short of your expectations?

Large-cap drug maker Pfizer lost considerable value toward the end of 2004 as the company faced safety questions surrounding its Celebrex and Bextra pain-management drugs. Seeing limited opportunities for appreciation, we liquidated the Funds' positions in Pfizer early in 2005. Longtime fund holding Tyco International also detracted from results. The industrial conglomerate's shares fell after the company issued a disappointing earnings report. However, we continued to maintain our holdings in Tyco because we were still attracted to the company's cash-generation potential and new management team. A third disappointment was Clear Channel Communications, the largest radio station owner in the United States. We sold our stake in Clear Channel because of the lack of a recovery in radio advertising spending, the primary source of Clear Channel's revenues. Of final note, BASF, the world's leading chemical company, declined in response to a worldwide reduction in commodity chemical prices and a large inventory buildup at the customer level. However, we continued to like the company's significant stock buyback program and solid dividend yield, and continued to hold BASF in the portfolio.

How did you manage the municipal portion of the Balanced Municipal and Stock
Fund?

We positioned the municipal portfolio's duration to be somewhat shorter than that of our benchmark. In light of the Fed's short-term rate hikes, we believed a somewhat defensive stance was prudent to moderate volatility. While being positioned defensively wound up detracting from performance as long-term rates somewhat surprisingly fell during the period, strong security selection more than made up for the difference. In other words, we successfully identified attractive income-producing securities that, because of their shorter duration, were less volatile than the market.

Another positive impact on performance came from narrowing credit spreads (the difference in market yield of high grade and lower-grade bonds), indicating extremely strong demand for lower-rated securities. With more than a quarter of the municipal portion of the portfolio invested in lower-rated (BBB) bonds at period end, the Fund benefited from this broad market trend. As the period progressed, new purchases tended to focus on higher-rated bonds, which we believed offered our shareholders better relative value. At period end, 56% of the Balanced Municipal and Stock Fund was invested in municipal bonds and 44% was invested in stocks.

How did you manage the Treasury portion of the Balanced Stock and Bond Fund?

It was managed conservatively throughout the past 12 months. The portfolio's maturity structure remained relatively short compared to its benchmarks, consistent with our expectation that the Federal Reserve was likely to continue raising short-term interest rates. However, the extreme flattening of the yield curve, indicating rising short-term rates and falling long-term rates, detracted from results during the past 12 months. We still expect the Fed to continue to move short-term interest rates higher, which eventually should place upward pressure on long-term yields and widen credit spreads.


                            Annual Report  Page 11

     Nuveen Large-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]
              Nuveen       Nuveen
             Large-Cap   Large-Cap
            Value Fund   Value Fund    S&P 500   Russell 1000  Lipper Large-Cap
              (NAV)       (Offer)       Index    Value Index  Value Funds Index
            ----------  ----------     -------   -----------   ----------------
 8/31/1996   $10,000      $ 9,425      $10,000     $10,000          $10,000
 9/30/1996    10,414        9,815       10,562      10,398           10,490
10/31/1996    10,864       10,239       10,854      10,800           10,711
11/30/1996    11,638       10,969       11,673      11,583           11,478
12/31/1996    11,371       10,717       11,442      11,435           11,284
 1/31/1997    11,951       11,264       12,156      11,990           11,854
 2/28/1997    12,036       11,344       12,252      12,166           11,949
 3/31/1997    11,784       11,106       11,749      11,728           11,493
 4/30/1997    12,360       11,650       12,450      12,221           12,004
 5/31/1997    13,026       12,277       13,208      12,904           12,695
 6/30/1997    13,617       12,834       13,799      13,457           13,225
 7/31/1997    14,626       13,785       14,896      14,469           14,222
 8/31/1997    14,007       13,201       14,062      13,954           13,613
 9/30/1997    14,776       13,926       14,832      14,797           14,310
10/31/1997    14,356       13,531       14,337      14,384           13,878
11/30/1997    14,368       13,542       15,001      15,020           14,333
12/31/1997    14,496       13,662       15,258      15,459           14,497
 1/31/1998    14,577       13,739       15,427      15,239           14,517
 2/28/1998    15,670       14,769       16,539      16,265           15,472
 3/31/1998    16,030       15,109       17,385      17,260           16,159
 4/30/1998    16,473       15,526       17,560      17,376           16,324
 5/31/1998    16,479       15,532       17,258      17,119           16,046
 6/30/1998    16,555       15,603       17,959      17,338           16,347
 7/31/1998    15,949       15,032       17,768      17,032           16,064
 8/31/1998    13,332       12,565       15,202      14,498           13,871
 9/30/1998    13,801       13,008       16,176      15,330           14,538
10/31/1998    14,715       13,869       17,490      16,518           15,703
11/30/1998    15,371       14,487       18,550      17,288           16,504
12/31/1998    15,932       15,016       19,618      17,876           17,141
 1/31/1999    16,723       15,761       20,438      18,019           17,425
 2/28/1999    16,104       15,178       19,803      17,765           17,026
 3/31/1999    16,577       15,624       20,595      18,133           17,544
 4/30/1999    17,945       16,913       21,393      19,826           18,577
 5/31/1999    17,889       16,861       20,888      19,608           18,259
 6/30/1999    18,605       17,535       22,047      20,177           19,065
 7/31/1999    17,704       16,686       21,359      19,586           18,523
 8/31/1999    17,154       16,167       21,253      18,859           18,186
 9/30/1999    16,824       15,857       20,671      18,201           17,513
10/31/1999    17,608       16,596       21,979      19,249           18,357
11/30/1999    17,890       16,862       22,426      19,099           18,422
12/31/1999    18,264       17,214       23,746      19,191           18,989
 1/31/2000    17,990       16,956       22,553      18,565           18,186
 2/29/2000    17,317       16,322       22,126      17,186           17,420
 3/31/2000    18,547       17,480       24,289      19,282           19,016
 4/30/2000    18,467       17,405       23,559      19,059           18,805
 5/31/2000    18,301       17,249       23,075      19,259           18,818
 6/30/2000    17,615       16,602       23,644      18,379           18,611
 7/31/2000    17,477       16,472       23,276      18,608           18,527
 8/31/2000    18,425       17,365       24,721      19,643           19,600
 9/30/2000    18,620       17,549       23,416      19,824           19,290
10/31/2000    19,192       18,088       23,317      20,311           19,444
11/30/2000    18,721       17,645       21,480      19,558           18,610
12/31/2000    19,627       18,499       21,585      20,538           19,360
 1/31/2001    19,956       18,809       22,351      20,616           19,521
 2/28/2001    19,700       18,567       20,313      20,043           18,580
 3/31/2001    18,866       17,781       19,025      19,335           17,857
 4/30/2001    19,940       18,793       20,503      20,282           18,870
 5/31/2001    20,333       19,163       20,641      20,739           19,174
 6/30/2001    19,555       18,431       20,139      20,278           18,652
 7/31/2001    19,459       18,340       19,942      20,236           18,525
 8/31/2001    18,449       17,389       18,694      19,424           17,658
 9/30/2001    17,504       16,497       17,183      18,057           16,281
10/31/2001    17,752       16,731       17,511      17,902           16,387
11/30/2001    18,618       17,547       18,854      18,942           17,437
12/31/2001    19,174       18,071       19,020      19,389           17,700
 1/31/2002    18,595       17,526       18,743      19,239           17,373
 2/28/2002    18,410       17,351       18,381      19,270           17,277
 3/31/2002    19,125       18,026       19,072      20,182           18,039
 4/30/2002    18,571       17,503       17,916      19,489           17,271
 5/31/2002    18,595       17,526       17,784      19,587           17,293
 6/30/2002    17,140       16,154       16,517      18,463           16,088
07/31/2002    15,741       14,836       15,231      16,746           14,698
08/31/2002    15,854       14,942       15,330      16,873           14,796
09/30/2002    13,755       12,964       13,663      14,997           13,086
10/31/2002    14,173       13,358       14,866      16,108           14,047
11/30/2002    15,058       14,192       15,741      17,123           14,927
12/31/2002    14,367       13,540       14,817      16,380           14,217
01/31/2003    14,359       13,533       14,429      15,983           13,878
02/28/2003    14,100       13,289       14,213      15,556           13,531
03/31/2003    14,213       13,396       14,351      15,583           13,523
04/30/2003    15,230       14,354       15,533      16,954           14,665
05/31/2003    15,844       14,933       16,352      18,049           15,568
06/30/2003    16,086       15,161       16,561      18,275           15,745
 7/31/2003    16,247       15,312       16,852      18,547           15,964
 8/31/2003    16,513       15,563       17,181      18,837           16,234
 9/30/2003    16,295       15,358       16,999      18,652           16,052
10/31/2003    17,069       16,088       17,961      19,794           16,938
11/30/2003    17,359       16,361       18,119      20,063           17,147
12/31/2003    18,460       17,398       19,069      21,299           18,198
 1/31/2004    18,654       17,581       19,419      21,673           18,473
 2/29/2004    19,058       17,963       19,689      22,137           18,862
 3/31/2004    18,978       17,887       19,392      21,942           18,636
 4/30/2004    18,542       17,476       19,088      21,407           18,293
 5/31/2004    18,688       17,614       19,349      21,625           18,427
 6/30/2004    18,963       17,873       19,724      22,136           18,832
 7/31/2004    18,478       17,415       19,072      21,824           18,378
 8/31/2004    18,624       17,553       19,148      22,134           18,510
 9/30/2004    18,841       17,758       19,355      22,477           18,729
10/31/2004    18,979       17,888       19,651      22,850           18,929
11/30/2004    19,869       18,727       20,447      24,006           19,751
12/31/2004    20,495       19,317       21,142      24,810           20,379
 1/31/2005    20,290       19,123       20,626      24,368           19,984
 2/28/2005    20,929       19,726       21,059      25,175           20,545
 3/31/2005    20,626       19,440       20,686      24,830           20,210
 4/30/2005    20,265       19,100       20,293      24,386           19,810
 5/31/2005    20,781       19,587       20,939      24,973           20,274
 6/30/2005    20,954       19,749       20,968      25,246           20,478



================================================================================

     Nuveen Balanced Municipal and Stock Fund

     Growth of an Assumed $10,000 Investment


                               [CHART]





                Nuveen Balanced         Nuveen Balanced                          Lehman Brothers
             Municipal and Stock     Municipal and Stock                       10-Year Municipal    Lipper Balanced
                  Fund (NAV)             Fund (Offer)         S&P 500 Index        Bond Index         Funds Index
             ------------------      -------------------      --------------   -----------------   ---------------
 8/31/1996       $10,000                   $ 9,425                $10,000           $10,000            $10,000
 9/30/1996        10,231                     9,643                 10,562            10,103             10,371
10/31/1996        10,463                     9,862                 10,854            10,230             10,591
11/30/1996        10,892                    10,266                 11,673            10,437             11,084
12/31/1996        10,818                    10,196                 11,442            10,390             10,951
 1/31/1997        11,038                    10,403                 12,156            10,431             11,290
 2/28/1997        11,151                    10,510                 12,252            10,529             11,332
 3/31/1997        11,006                    10,374                 11,749            10,387             11,002
 4/30/1997        11,254                    10,607                 12,450            10,464             11,333
 5/31/1997        11,584                    10,918                 13,208            10,613             11,798
 6/30/1997        11,858                    11,177                 13,799            10,730             12,188
 7/31/1997        12,431                    11,716                 14,896            11,031             12,883
 8/31/1997        12,125                    11,428                 14,062            10,924             12,474
 9/30/1997        12,499                    11,780                 14,832            11,063             12,972
10/31/1997        12,368                    11,656                 14,337            11,122             12,736
11/30/1997        12,422                    11,708                 15,001            11,173             12,970
12/31/1997        12,584                    11,860                 15,258            11,349             13,175
 1/31/1998        12,687                    11,957                 15,427            11,475             13,269
 2/28/1998        13,129                    12,375                 16,539            11,474             13,796
 3/31/1998        13,291                    12,527                 17,385            11,466             14,218
 4/30/1998        13,405                    12,634                 17,560            11,403             14,317
 5/31/1998        13,551                    12,772                 17,258            11,597             14,173
 6/30/1998        13,603                    12,821                 17,959            11,640             14,434
 7/31/1998        13,376                    12,607                 17,768            11,658             14,265
 8/31/1998        12,484                    11,766                 15,202            11,861             13,035
 9/30/1998        12,776                    12,041                 16,176            12,038             13,598
10/31/1998        13,149                    12,393                 17,490            12,043             14,107
11/30/1998        13,414                    12,643                 18,550            12,079             14,623
12/31/1998        13,633                    12,849                 19,618            12,116             15,163
 1/31/1999        13,953                    13,151                 20,438            12,302             15,405
 2/28/1999        13,726                    12,937                 19,803            12,191             15,036
 3/31/1999        13,862                    13,065                 20,595            12,185             15,407
 4/30/1999        14,312                    13,489                 21,393            12,218             15,912
 5/31/1999        14,231                    13,412                 20,888            12,132             15,667
 6/30/1999        14,350                    13,525                 22,047            11,907             16,100
 7/31/1999        14,103                    13,292                 21,359            11,986             15,799
 8/31/1999        13,866                    13,069                 21,253            11,942             15,633
 9/30/1999        13,769                    12,978                 20,671            11,983             15,433
10/31/1999        13,990                    13,185                 21,979            11,898             15,880
11/30/1999        14,166                    13,351                 22,426            12,027             16,052
12/31/1999        14,265                    13,445                 23,746            11,965             16,527
 1/31/2000        14,097                    13,286                 22,553            11,916             16,112
 2/29/2000        13,925                    13,124                 22,126            12,010             16,073
 3/31/2000        14,483                    13,650                 24,289            12,244             17,020
 4/30/2000        14,421                    13,592                 23,559            12,183             16,708
 5/31/2000        14,265                    13,445                 23,075            12,111             16,551
 6/30/2000        14,231                    13,413                 23,644            12,440             16,816
 7/31/2000        14,297                    13,475                 23,276            12,612             16,771
 8/31/2000        14,669                    13,825                 24,721            12,807             17,519
 9/30/2000        14,683                    13,839                 23,416            12,749             17,151
10/31/2000        14,857                    14,002                 23,317            12,879             17,135
11/30/2000        14,723                    13,877                 21,480            12,948             16,513
12/31/2000        15,151                    14,279                 21,585            13,252             16,925
 1/31/2001        15,335                    14,453                 22,351            13,423             17,283
 2/28/2001        15,262                    14,385                 20,313            13,446             16,613
 3/31/2001        14,989                    14,127                 19,025            13,560             16,076
 4/30/2001        15,300                    14,420                 20,503            13,394             16,751
 5/31/2001        15,509                    14,617                 20,641            13,540             16,901
 6/30/2001        15,312                    14,432                 20,139            13,621             16,642
 7/31/2001        15,350                    14,468                 19,942            13,808             16,630
 8/31/2001        15,128                    14,258                 18,694            14,044             16,156
 9/30/2001        14,791                    13,940                 17,183            14,024             15,379
10/31/2001        14,944                    14,084                 17,511            14,198             15,636
11/30/2001        14,924                    14,066                 18,854            14,015             16,258
12/31/2001        14,721                    13,874                 19,020            13,866             16,375
 1/31/2002        14,351                    13,526                 18,743            14,128             16,231
 2/28/2002        14,390                    13,563                 18,381            14,330             16,121
 3/31/2002        14,534                    13,699                 19,072            14,035             16,474
 4/30/2002        14,457                    13,625                 17,916            14,361             16,079
 5/31/2002        14,502                    13,668                 17,784            14,428             16,071
 6/30/2002        14,062                    13,254                 16,517            14,607             15,384
 7/31/2002        13,603                    12,821                 15,231            14,801             14,595
 8/31/2002        13,653                    12,868                 15,330            14,994             14,746
 9/30/2002        13,037                    12,287                 13,663            15,352             13,865
10/31/2002        13,099                    12,346                 14,866            15,073             14,443
11/30/2002        13,420                    12,648                 15,741            14,949             15,030
12/31/2002        13,257                    12,495                 14,817            15,276             14,624
 1/31/2003        13,234                    12,473                 14,429            15,194             14,405
 2/28/2003        13,197                    12,438                 14,213            15,457             14,297
 3/31/2003        13,166                    12,409                 14,351            15,465             14,355
 4/30/2003        13,590                    12,808                 15,533            15,581             15,132
 5/31/2003        13,960                    13,157                 16,352            16,026             15,801
 6/30/2003        14,034                    13,227                 16,561            15,949             15,921
 7/31/2003        13,953                    13,151                 16,852            15,279             15,957
 8/31/2003        14,095                    13,285                 17,181            15,411             16,227
 9/30/2003        14,177                    13,362                 16,999            15,930             16,248
10/31/2003        14,489                    13,656                 17,961            15,809             16,784
11/30/2003        14,645                    13,803                 18,119            15,980             16,934
12/31/2003        15,074                    14,208                 19,069            16,148             17,540
 1/31/2004        15,184                    14,311                 19,419            16,215             17,801
 2/29/2004        15,414                    14,527                 19,689            16,501             18,043
 3/31/2004        15,341                    14,459                 19,392            16,407             17,957
 4/30/2004        15,082                    14,215                 19,088            15,954             17,580
 5/31/2004        15,058                    14,192                 19,349            15,963             17,657
 6/30/2004        15,178                    14,306                 19,724            16,016             17,932
 7/31/2004        15,057                    14,191                 19,072            16,236             17,595
 8/31/2004        15,204                    14,330                 19,148            16,591             17,703
 9/30/2004        15,318                    14,438                 19,355            16,679             17,966
10/31/2004        15,418                    14,531                 19,651            16,812             18,160
11/30/2004        15,708                    14,805                 20,447            16,623             18,649
12/31/2004        16,020                    15,099                 21,142            16,817             19,115
 1/31/2005        15,990                    15,071                 20,626            16,960             18,869
 2/28/2005        16,201                    15,270                 21,059            16,853             19,135
 3/31/2005        16,065                    15,141                 20,686            16,706             18,871
 4/30/2005        16,034                    15,113                 20,293            17,031             18,644
 5/31/2005        16,261                    15,326                 20,939            17,145             19,071
 6/30/2005        16,379                    15,437                 20,968            17,244             19,208


The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Balanced Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Funds category. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 12

     Nuveen Balanced Stock and Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                  Nuveen Balanced  Nuveen Balanced                      Lehman Brothers
                  Stock and Bond   Stock and Bond                        Intermediate     Lipper Balanced
                    Fund (NAV)      Fund (Offer)     S&P 500 Index      Treasury Index      Funds Index
                  ---------------  ---------------   -------------   -------------------  ---------------
     8/31/1996        $10,000         $ 9,425           $10,000            $10,000            $10,000
     9/30/1996         10,305           9,712            10,562             10,128             10,371
    10/31/1996         10,665          10,051            10,854             10,294             10,591
    11/30/1996         11,242          10,595            11,673             10,418             11,084
    12/31/1996         11,099          10,461            11,442             10,361             10,951
     1/31/1997         11,473          10,813            12,156             10,400             11,290
     2/28/1997         11,524          10,862            12,252             10,415             11,332
     3/31/1997         11,338          10,686            11,749             10,354             11,002
     4/30/1997         11,651          10,981            12,450             10,470             11,333
     5/31/1997         11,979          11,290            13,208             10,552             11,798
     6/30/1997         12,310          11,602            13,799             10,642             12,188
     7/31/1997         12,929          12,186            14,896             10,841             12,883
     8/31/1997         12,562          11,840            14,062             10,797             12,474
     9/30/1997         13,007          12,259            14,832             10,915             12,972
    10/31/1997         12,897          12,156            14,337             11,043             12,736
    11/30/1997         12,908          12,165            15,001             11,068             12,970
    12/31/1997         13,028          12,279            15,258             11,159             13,175
     1/31/1998         13,151          12,395            15,427             11,308             13,269
     2/28/1998         13,735          12,946            16,539             11,294             13,796
     3/31/1998         13,968          13,164            17,385             11,328             14,218
     4/30/1998         14,222          13,404            17,560             11,381             14,317
     5/31/1998         14,264          13,444            17,258             11,459             14,173
     6/30/1998         14,363          13,537            17,959             11,536             14,434
     7/31/1998         14,025          13,219            17,768             11,581             14,265
     8/31/1998         12,616          11,890            15,202             11,810             13,035
     9/30/1998         13,142          12,386            16,176             12,095             13,598
    10/31/1998         13,716          12,927            17,490             12,119             14,107
    11/30/1998         14,143          13,329            18,550             12,074             14,623
    12/31/1998         14,482          13,649            19,618             12,120             15,163
     1/31/1999         14,960          14,100            20,438             12,174             15,405
     2/28/1999         14,420          13,591            19,803             11,996             15,036
     3/31/1999         14,765          13,916            20,595             12,075             15,407
     4/30/1999         15,603          14,706            21,393             12,109             15,912
     5/31/1999         15,475          14,585            20,888             12,031             15,667
     6/30/1999         15,827          14,917            22,047             12,053             16,100
     7/31/1999         15,355          14,472            21,359             12,064             15,799
     8/31/1999         15,040          14,175            21,253             12,088             15,633
     9/30/1999         14,938          14,079            20,671             12,182             15,433
    10/31/1999         15,395          14,510            21,979             12,198             15,880
    11/30/1999         15,530          14,637            22,426             12,203             16,052
    12/31/1999         15,739          14,834            23,746             12,169             16,527
     1/31/2000         15,554          14,660            22,553             12,136             16,112
     2/29/2000         15,279          14,401            22,126             12,231             16,073
     3/31/2000         16,078          15,154            24,289             12,386             17,020
     4/30/2000         15,987          15,067            23,559             12,377             16,708
     5/31/2000         15,894          14,980            23,075             12,429             16,551
     6/30/2000         15,632          14,733            23,644             12,608             16,816
     7/31/2000         15,607          14,709            23,276             12,693             16,771
     8/31/2000         16,221          15,288            24,721             12,825             17,519
     9/30/2000         16,326          15,387            23,416             12,924             17,151
    10/31/2000         16,725          15,764            23,317             13,009             17,135
    11/30/2000         16,538          15,587            21,480             13,197             16,513
    12/31/2000         17,192          16,203            21,585             13,417             16,925
     1/31/2001         17,449          16,446            22,351             13,575             17,283
     2/28/2001         17,341          16,344            20,313             13,700             16,613
     3/31/2001         16,854          15,885            19,025             13,808             16,076
     4/30/2001         17,460          16,456            20,503             13,753             16,751
     5/31/2001         17,718          16,700            20,641             13,809             16,901
     6/30/2001         17,255          16,263            20,139             13,859             16,642
     7/31/2001         17,317          16,321            19,942             14,110             16,630
     8/31/2001         16,743          15,780            18,694             14,232             16,156
     9/30/2001         16,250          15,315            17,183             14,527             15,379
    10/31/2001         16,531          15,581            17,511             14,748             15,636
    11/30/2001         17,039          16,060            18,854             14,581             16,258
    12/31/2001         17,301          16,306            19,020             14,511             16,375
     1/31/2002         16,984          16,007            18,743             14,561             16,231
     2/28/2002         16,942          15,968            18,381             14,671             16,121
     3/31/2002         17,241          16,250            19,072             14,447             16,474
     4/30/2002         17,117          16,132            17,916             14,705             16,079
     5/31/2002         17,214          16,224            17,784             14,807             16,071
     6/30/2002         16,354          15,413            16,517             14,987             15,384
     7/31/2002         15,601          14,704            15,231             15,287             14,595
     8/31/2002         15,740          14,835            15,330             15,448             14,746
     9/30/2002         14,503          13,669            13,663             15,744             13,865
    10/31/2002         14,728          13,881            14,866             15,716             14,443
    11/30/2002         15,253          14,376            15,741             15,570             15,030
    12/31/2002         14,938          14,079            14,817             15,859             14,624
     1/31/2003         14,903          14,046            14,429             15,813             14,405
     2/28/2003         14,839          13,986            14,213             15,984             14,297
     3/31/2003         14,924          14,066            14,351             15,984             14,355
     4/30/2003         15,555          14,661            15,533             16,016             15,132
     5/31/2003         16,081          15,156            16,352             16,264             15,801
     6/30/2003         16,205          15,273            16,561             16,238             15,921
     7/31/2003         16,084          15,159            16,852             15,883             15,957
     8/31/2003         16,269          15,333            17,181             15,905             16,227
     9/30/2003         16,282          15,345            16,999             16,235             16,248
    10/31/2003         16,690          15,731            17,961             16,076             16,784
    11/30/2003         16,869          15,899            18,119             16,072             16,934
    12/31/2003         17,591          16,579            19,069             16,193             17,540
     1/31/2004         17,735          16,715            19,419             16,273             17,801
     2/29/2004         18,060          17,021            19,689             16,424             18,043
     3/31/2004         18,056          17,018            19,392             16,540             17,957
     4/30/2004         17,623          16,609            19,088             16,166             17,580
     5/31/2004         17,695          16,677            19,349             16,120             17,657
     6/30/2004         17,874          16,846            19,724             16,154             17,932
     7/31/2004         17,641          16,627            19,072             16,264             17,595
     8/31/2004         17,837          16,811            19,148             16,502             17,703
     9/30/2004         17,969          16,936            19,355             16,510             17,966
    10/31/2004         18,086          17,046            19,651             16,600             18,160
    11/30/2004         18,511          17,446            20,447             16,430             18,649
    12/31/2004         18,925          17,837            21,142             16,521             19,115
     1/31/2005         18,852          17,768            20,626             16,539             18,869
     2/28/2005         19,161          18,059            21,059             16,432             19,135
     3/31/2005         18,971          17,880            20,686             16,397             18,871
     4/30/2005         18,874          17,789            20,293             16,597             18,644
     5/31/2005         19,231          18,125            20,939             16,724             19,071
     6/30/2005         19,362          18,249            20,968             16,777             19,208




The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Balanced Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Funds category. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 13

  Fund Spotlight as of 6/30/05                       Nuveen Large-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $25.58   $25.06   $25.02   $25.67
               --------------------------------------------------
               Inception Date  8/07/96  8/07/96  8/07/96  8/07/96
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 6/30/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                10.51%      4.14%
                        ------------------------------------------
                        5-Year                 3.55%      2.33%
                        ------------------------------------------
                        Since Inception        8.71%      7.99%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 9.66%      5.66%
                        ------------------------------------------
                        5-Year                 2.78%      2.60%
                        ------------------------------------------
                        Since Inception        7.99%      7.99%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 9.63%
                        ------------------------------------------
                        5-Year                 2.78%
                        ------------------------------------------
                        Since Inception        7.89%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                10.77%
                        ------------------------------------------
                        5-Year                 3.82%
                        ------------------------------------------
                        Since Inception        9.00%
                        ------------------------------------------

                        Top Five Stock Holdings/1/
                        Citigroup Inc.              4.9%
                        --------------------------------
                        Bank of America Corporation 4.6%
                        --------------------------------
                        BellSouth Corporation       3.8%
                        --------------------------------
                        Wells Fargo & Company       3.8%
                        --------------------------------
                        Altria Group, Inc.          3.2%
                        --------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities                   98.8%
Repurchase Agreements       1.2%

               Portfolio Statistics
               Net Assets ($000)                         $514,672
               --------------------------------------------------
               Average Market Capitalization (Stocks) $80 billion
               --------------------------------------------------
               Number of Stocks                                45
               --------------------------------------------------
               Expense Ratio/2/                             1.31%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended June 30, 2005.

                            Annual Report  Page 14

  Fund Spotlight as of 6/30/05                       Nuveen Large-Cap Value Fund

================================================================================


                        Portfolio Diversification/1/
                        Financials                 23.2%
                        --------------------------------
                        Energy                     14.2%
                        --------------------------------
                        Industrials                13.9%
                        --------------------------------
                        Consumer Discretionary     11.5%
                        --------------------------------
                        Consumer Staples            9.8%
                        --------------------------------
                        Healthcare                  8.2%
                        --------------------------------
                        Information Technology      6.7%
                        --------------------------------
                        Telecommunication Services  6.1%
                        --------------------------------
                        Repurchase Agreements       1.2%
                        --------------------------------
                        Other Sectors               5.2%
                        --------------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $1,022.40 $1,018.70 $1,018.30 $1,023.90   $1,018.40 $1,014.68 $1,014.68 $1,019.64
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.47 $   10.21 $   10.21 $    5.22   $    6.46 $   10.19 $   10.19 $    5.21
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.29%, 2.04%, 2.04% and 1.04% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 15

  Fund Spotlight as of 6/30/05          Nuveen Balanced Municipal and Stock Fund

================================================================================

             Quick Facts
                                A Shares B Shares C Shares R Shares
             ------------------------------------------------------
             NAV                  $23.01   $24.26   $24.24   $22.56
             ------------------------------------------------------
             Latest Dividend/1/  $0.0380  $0.0250  $0.0250  $0.0415
             ------------------------------------------------------
             Inception Date      8/07/96  8/07/96  8/07/96  8/07/96
             ------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                      Average Annual Total Returns as of 6/30/05

                      A Shares                    NAV    Offer
                      ------------------------------------------
                      1-Year                    7.91%    1.70%
                      ------------------------------------------
                      5-Year                    2.86%    1.65%
                      ------------------------------------------
                      Since Inception           5.66%    4.95%
                      ------------------------------------------

                      B Shares               w/o CDSC   w/CDSC
                      ------------------------------------------
                      1-Year                    7.08%    3.08%
                      ------------------------------------------
                      5-Year                    2.10%    1.92%
                      ------------------------------------------
                      Since Inception           4.96%    4.96%
                      ------------------------------------------

                      C Shares                    NAV
                      ------------------------------------------
                      1-Year                    7.13%
                      ------------------------------------------
                      5-Year                    2.10%
                      ------------------------------------------
                      Since Inception           4.87%
                      ------------------------------------------

                      R Shares                    NAV
                      ------------------------------------------
                      1-Year                    8.17%
                      ------------------------------------------
                      5-Year                    3.13%
                      ------------------------------------------
                      Since Inception           5.93%
                      ------------------------------------------
                      Bond Credit Quality/2/
                      AAA/U.S. Guaranteed                55.4%
                      ------------------------------------------
                      AA                                 17.3%
                      ------------------------------------------
                      A                                   1.9%
                      ------------------------------------------
                      BBB                                23.5%
                      ------------------------------------------
                      BB or Lower                         1.9%
                      ------------------------------------------

                        Top Five Stock Holdings/3/
                        Citigroup Inc.              2.1%
                        --------------------------------
                        Bank of America Corporation 2.1%
                        --------------------------------
                        BellSouth Corporation       1.7%
                        --------------------------------
                        Wells Fargo & Company       1.7%
                        --------------------------------
                        Altria Group, Inc.          1.4%
                        --------------------------------

                         Yields/5/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  2.33% 2.19%
                         -----------------------------
                         Distribution Rate 1.98% 1.87%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.53%
                         -----------------------------
                         Distribution Rate 1.24%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.59%
                         -----------------------------
                         Distribution Rate 1.24%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  2.59%
                         -----------------------------
                         Distribution Rate 2.21%
                         -----------------------------

Portfolio Allocation/3/

                                    [CHART]

Equities                  43.7%
Municipal Bonds           56.3%

               Portfolio Statistics
               Net Assets ($000)                          $81,734
               --------------------------------------------------
               Average Market Capitalization (Stocks) $81 billion
               --------------------------------------------------
               Number of Stocks                                45
               --------------------------------------------------
               Average Duration (Bonds)                      3.80
               --------------------------------------------------
               Expense Ratio/4/                             1.23%
               --------------------------------------------------


--------------------------------------------------------------------------------
1Paid July 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended June 30, 2005. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2As a percentage of total municipal bond holdings as of June 30, 2005. Holdings are subject to change.
3As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
4Class A shares after credit/reimbursement for the 12 months ended June 30,
 2005.
5Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report  Page 16

  Fund Spotlight as of 6/30/05          Nuveen Balanced Municipal and Stock Fund

================================================================================


                    Sectors/1/
                    Equities:
                    Financials                        10.2%
                    ---------------------------------------
                    Energy                             6.5%
                    ---------------------------------------
                    Industrials                        6.0%
                    ---------------------------------------
                    Consumer Discretionary             5.1%
                    ---------------------------------------
                    Consumer Staples                   4.3%
                    ---------------------------------------
                    Healthcare                         3.6%
                    ---------------------------------------
                    Information Technology             3.0%
                    ---------------------------------------
                    Telecommunication Services         2.7%
                    ---------------------------------------
                    Materials                          1.5%
                    ---------------------------------------
                    Utilities                          0.8%
                    ---------------------------------------
                    Municipal Bonds:
                    Tax Obligation/Limited            10.4%
                    ---------------------------------------
                    Education and Civic Organizations  8.7%
                    ---------------------------------------
                    U.S. Guaranteed                    7.4%
                    ---------------------------------------
                    Healthcare                         6.6%
                    ---------------------------------------
                    Transportation                     5.2%
                    ---------------------------------------
                    Utilities                          3.7%
                    ---------------------------------------
                    Tax Obligation/General             3.6%
                    ---------------------------------------
                    Housing/Multifamily                3.1%
                    ---------------------------------------
                    Consumer Staples                   2.9%
                    ---------------------------------------
                    Long-Term Care                     2.7%
                    ---------------------------------------
                    Housing/Single Family              1.4%
                    ---------------------------------------
                    Water and Sewer                    0.6%
                    ---------------------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $1,022.40 $1,018.80 $1,018.80 $1,023.80   $1,018.74 $1,015.03 $1,015.08 $1,020.03
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.12 $    9.86 $    9.81 $    4.82   $    6.11 $    9.84 $    9.79 $    4.81
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.22%, 1.97%,1.96% and .96% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 17

  Fund Spotlight as of 6/30/05               Nuveen Balanced Stock and Bond Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $25.95   $25.95   $25.97   $25.95
               --------------------------------------------------
               Inception Date  8/07/96  8/07/96  8/07/96  8/07/96
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 6/30/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                 8.33%      2.10%
                        ------------------------------------------
                        5-Year                 4.38%      3.15%
                        ------------------------------------------
                        Since Inception        7.62%      6.91%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 7.53%      3.53%
                        ------------------------------------------
                        5-Year                 3.61%      3.43%
                        ------------------------------------------
                        Since Inception        6.90%      6.90%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 7.53%
                        ------------------------------------------
                        5-Year                 3.61%
                        ------------------------------------------
                        Since Inception        6.83%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                 8.60%
                        ------------------------------------------
                        5-Year                 4.65%
                        ------------------------------------------
                        Since Inception        7.89%
                        ------------------------------------------

                        Top Five Stock Holdings/1/
                        Citigroup Inc.              3.0%
                        --------------------------------
                        Bank of America Corporation 2.9%
                        --------------------------------
                        BellSouth Corporation       2.3%
                        --------------------------------
                        Wells Fargo & Company       2.3%
                        --------------------------------
                        JPMorgan Chase & Co.        1.9%
                        --------------------------------

                         Yields/3/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  1.44% 1.36%
                         -----------------------------
                         Distribution Rate 2.42% 2.28%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  0.69%
                         -----------------------------
                         Distribution Rate 1.67%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  0.69%
                         -----------------------------
                         Distribution Rate 1.67%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.69%
                         -----------------------------
                         Distribution Rate 2.67%
                         -----------------------------

Portfolio Allocation/1/
                                    [CHART]

Equities                                    60.7%
U.S. Government and Agency Obligations      38.3%
Repurchase Agreements                        1.0%

               Portfolio Statistics
               Net Assets ($000)                          $61,511
               --------------------------------------------------
               Average Market Capitalization (Stocks) $80 billion
               --------------------------------------------------
               Number of Stocks                                45
               --------------------------------------------------
               Average Duration (Bonds)                      4.31
               --------------------------------------------------
               Expense Ratio/2/                             1.25%
               --------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended June 30,
 2005.
3Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report  Page 18

  Fund Spotlight as of 6/30/05               Nuveen Balanced Stock and Bond Fund

================================================================================


                  Sectors/1/
                  Financials                             14.2%
                  --------------------------------------------
                  Energy                                  8.8%
                  --------------------------------------------
                  Industrials                             8.6%
                  --------------------------------------------
                  Consumer Discretionary                  7.1%
                  --------------------------------------------
                  Consumer Staples                        5.9%
                  --------------------------------------------
                  Healthcare                              5.1%
                  --------------------------------------------
                  Information Technology                  4.1%
                  --------------------------------------------
                  U.S. Government and Agency Obligations 38.3%
                  --------------------------------------------
                  Repurchase Agreements                   1.0%
                  --------------------------------------------
                  Other Sectors                           6.9%
                  --------------------------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $1,023.10 $1,019.30 $1,019.20 $1,024.30   $1,018.60 $1,014.88 $1,014.88 $1,019.84
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.27 $   10.01 $   10.01 $    5.02   $    6.26 $    9.99 $    9.99 $    5.01
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.00%, 2.00% and 1.00% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 19

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND
June 30, 2005

                                                                          Market
 Shares Description                                                        Value
--------------------------------------------------------------------------------
        COMMON STOCKS - 94.1%

        Consumer Discretionary - 8.9%

200,000 Dow Jones & Company, Inc.                                    $ 7,090,000

736,032 Liberty Media Corporation - Class A #                          7,500,166

246,700 Toys "R" Us, Inc. #                                            6,532,616

524,300 Viacom Inc. - Class B                                         16,788,086
--------------------------------------------------------------------------------
        Consumer Staples - 5.0%

250,000 Albertson's, Inc.                                              5,170,000

249,700 Altria Group, Inc.                                            16,145,602
--------------------------------------------------------------------------------
        Energy - 10.7%

229,311 Kerr-McGee Corporation                                        17,498,722

262,000 Nexen, Inc.                                                    7,954,320

262,000 Noble Energy, Inc.                                            19,820,300
--------------------------------------------------------------------------------
        Financials - 31.9%

106,000 American Home Mortgage Investment Corp.                        3,705,760

376,000 Americredit Corp. #                                            9,588,000

382,000 Aon Corporation                                                9,565,280

 71,710 Bank of America Corporation                                    3,270,693

460,200 Countrywide Financial Corporation                             17,768,322

216,100 Fannie Mae                                                    12,620,240

532,070 Friedman, Billings, Ramsey Group, Inc. - Class A               7,608,601

143,800 The Hartford Financial Services Group, Inc.                   10,753,364

350,000 HomeBanc Corporation                                           3,181,500

418,800 IndyMac Bancorp, Inc.                                         17,057,724

203,000 JPMorgan Chase & Co.                                           7,169,960

 77,400 Loews Corporation                                              5,998,500

228,000 MFA Mortgage Investments, Inc.                                 1,698,600

113,000 MGIC Investment Corporation                                    7,369,860

 61,000 PMA Capital Corporation - Class A #                              538,630

191,000 Radian Group Inc.                                              9,019,020

170,000 Wachovia Corporation                                           8,432,000
--------------------------------------------------------------------------------
        Healthcare - 2.2%

110,200 Aetna Inc.                                                     9,126,764
--------------------------------------------------------------------------------
        Industrials - 9.7%

135,200 Lockheed Martin Corporation                                    8,770,424

222,000 Northrop Grumman Corporation                                  12,265,500

150,000 Raytheon Company                                               5,868,000

184,000 York International Corporation                                 6,992,000

101,500 Ingersoll-Rand Company Ltd. - Class A                          7,242,025
--------------------------------------------------------------------------------
        Information Technology - 13.7%

522,700 Agilent Technologies, Inc. #                                  12,032,554

975,000 Computer Associates International, Inc.                       26,793,000

 89,000 Comverse Technology, Inc. #                                    2,104,850

----
20

                                                                                 Market
      Shares Description                                                          Value
---------------------------------------------------------------------------------------
             Information Technology (continued)

     284,900 Freescale Semiconductor, Inc. #                              $  5,985,749

     450,000 Mattson Technology, Inc. #                                      3,222,000

   1,640,000 Quantum Corporation #                                           4,870,800

     600,000 SonicWALL, Inc. #                                               3,234,000
---------------------------------------------------------------------------------------
             Materials - 10.0%

     495,000 Barrick Gold Corporation                                       12,389,850

     218,500 Bowater Incorporated                                            7,072,845

      31,279 Mittal Steel Company NV                                           742,552

     112,000 POSCO - ADR                                                     4,924,640

     295,000 Packaging Corp of America                                       6,209,750

     398,700 Sappi Limited - Sponsored ADR                                   4,313,934

     190,000 United States Steel Corporation                                 6,530,300
---------------------------------------------------------------------------------------
             Telecommunication Services - 2.0%

     330,000 Sprint Corporation                                              8,279,700
---------------------------------------------------------------------------------------
             Total Common Stocks (cost $355,509,084)                       398,817,103
             ------------------------------------------------------------------------

   Principal                                                                     Market
Amount (000) Description                                                          Value
---------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 7.3%

  $   30,925 State Street Bank, 2.600%, dated 6/30/05, due 7/01/05,         30,924,800
------------  repurchase price $30,927,033 collateralized by $31,040,000
              U.S. Treasury Bonds, 4.000%, due 11/15/12, value
              $31,544,400
             ------------------------------------------------------------------------
             Total Repurchase Agreements (cost $30,924,800)                 30,924,800
             ------------------------------------------------------------------------
             Total Investments (cost $386,433,884) - 101.4%                429,741,903
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.4)%                         (5,806,790)
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $423,935,113
             ------------------------------------------------------------------------

           ADRAmerican Depositary Receipt.
           #  Non-income producing.

                                See accompanying notes to financial statements.

----
21

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND
June 30, 2005

                                                                          Market
 Shares Description                                                        Value
--------------------------------------------------------------------------------
        COMMON STOCKS - 99.0%

        Consumer Discretionary - 11.5%

455,239 Comcast Corporation - Class A #                              $13,975,837

170,050 Lowe's Companies, Inc.                                         9,900,311

499,800 McDonald's Corporation                                        13,869,450

477,500 News Corporation - Class A                                     7,725,950

157,459 R.R. Donnelley & Sons Company                                  5,433,910

174,200 Saks Incorporated #                                            3,304,574

242,350 Staples, Inc.                                                  5,166,902
--------------------------------------------------------------------------------
        Consumer Staples - 9.8%

257,400 Altria Group, Inc.                                            16,643,484

399,950 Archer-Daniels-Midland Company                                 8,550,931

268,250 Cadbury Schweppes plc, Sponsored ADR                          10,282,023

280,000 PepsiCo, Inc.                                                 15,100,400
--------------------------------------------------------------------------------
        Energy - 14.2%

236,868 ConocoPhillips                                                13,617,541

237,050 Exxon Mobil Corporation                                       13,623,264

316,050 Halliburton Company                                           15,113,511

237,625 Marathon Oil Corporation                                      12,682,046

 76,150 National-Oilwell Varco Inc. #                                  3,620,171

188,300 Occidental Petroleum Corporation                              14,485,919
--------------------------------------------------------------------------------
        Financials - 23.2%

521,600 Bank of America Corporation                                   23,790,176

541,261 Citigroup Inc.                                                25,022,496

124,250 Freddie Mac                                                    8,104,828

155,900 The Goldman Sachs Group, Inc.                                 15,904,918

457,800 JPMorgan Chase & Co.                                          16,169,496

421,100 MBNA Corporation                                              11,015,976

315,450 Wells Fargo & Company                                         19,425,411
--------------------------------------------------------------------------------
        Health Care - 8.3%

 85,900 Baxter International Inc.                                      3,186,890

104,300 Beckman Coulter, Inc.                                          6,630,351

288,050 MedImmune, Inc. #                                              7,696,696

253,900 Novartis AG                                                   12,045,016

316,262 Sanofi-Aventis                                                12,963,579
--------------------------------------------------------------------------------
        Industrials - 14.0%

122,350 CSX Corporation                                                5,219,451

182,450 Canadian Pacific Railway Limited                               6,296,350

603,950 Cendant Corporation                                           13,510,362

225,800 Deere & Company                                               14,787,642

296,450 Norfolk Southern Corporation                                   9,178,092

477,100 Tyco International Ltd.                                       13,931,320

314,400 Waste Management, Inc.                                         8,910,096

----
22

                                                                                 Market
      Shares Description                                                          Value
---------------------------------------------------------------------------------------
             Information Technology - 6.7%

     186,350 Agilent Technologies, Inc #                                  $  4,289,777

     430,550 Hewlett-Packard Company                                        10,122,231

     607,700 Microsoft Corporation                                          15,095,268

     286,500 Motorola, Inc.                                                  5,231,490
---------------------------------------------------------------------------------------
             Materials - 3.4%

     181,750 BASF AG, Sponsored ADR                                         11,995,500

     144,950 Freeport - McMoRan Copper & Gold, Inc.                          5,426,928
---------------------------------------------------------------------------------------
             Telecommunication Services - 6.1%

     732,200 BellSouth Corporation                                          19,454,554

     484,200 Sprint Corporation                                             12,148,578
---------------------------------------------------------------------------------------
             Utilities - 1.8%

     119,500 Entergy Corporation                                             9,028,223
---------------------------------------------------------------------------------------
             Total Common Stocks (cost $418,926,797)                       509,677,919
             ------------------------------------------------------------------------

   Principal                                                                     Market
Amount (000) Description                                                          Value
---------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 1.2%

    $  6,009 State Street Bank, 2.600%, dated 6/30/05, due 7/01/05,          6,009,076
------------  repurchase price $6,009,510, collateralized by $4,495,000
              U.S. Treasury Bonds, 6.875%, due 8/15/05, value $6,131,048
             ------------------------------------------------------------------------
             Total Repurchase Agreements (cost $6,009,076)                   6,009,076
             ------------------------------------------------------------------------
             Total Investments (cost $424,935,873) - 100.2%                515,686,995
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.2)%                         (1,014,732)
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $514,672,263
             ------------------------------------------------------------------------

           ADRAmerican Depositary Receipt.
           #  Non-income producing.

                                See accompanying notes to financial statements.

----
23

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
June 30, 2005

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       COMMON STOCKS - 43.1%

       Consumer Discretionary - 5.0%

30,975 Comcast Corporation - Class A #                              $  950,933

12,150 Lowes Companies Inc.                                            707,373

35,000 McDonald's Corporation                                          971,250

32,900 News Corporation - Class A                                      532,322

10,710 R.R. Donnelley & Sons Company                                   369,602

12,050 Saks Incorporated #                                             228,589

16,725 Staples, Inc.                                                   356,577
------------------------------------------------------------------------------
       Consumer Staples - 4.3%

17,650 Altria Group, Inc.                                            1,141,249

29,350 Archer-Daniels-Midland Company                                  627,503

18,250 Cadbury Schweppes PLC, Sponsored ADR                            699,523

18,900 PepsiCo, Inc.                                                 1,019,277
------------------------------------------------------------------------------
       Energy - 6.4%

17,290 ConocoPhillips                                                  994,002

17,150 Exxon Mobil Corporation                                         985,611

22,300 Halliburton Company                                           1,066,386

17,441 Marathon Oil Corporation                                        930,826

 5,250 National-Oilwell Varco Inc. #                                   249,585

13,450 Occidental Petroleum Corporation                              1,034,709
------------------------------------------------------------------------------
       Financials - 10.1%

37,050 Bank of America Corporation                                   1,689,851

37,160 Citigroup Inc.                                                1,717,907

10,950 The Goldman Sachs Group, Inc.                                 1,117,119

31,150 JPMorgan Chase & Co.                                          1,100,218

29,150 MBNA Corporation                                                762,564

 8,550 Freddie Mac                                                     557,717

21,800 Wells Fargo & Company                                         1,342,444
------------------------------------------------------------------------------
       Healthcare - 3.6%

 6,200 Baxter International Inc.                                       230,020

 6,900 Beckman Coulter, Inc.                                           438,633

19,650 MedImmune, Inc. #                                               525,048

17,500 Novartis AG                                                     830,200

21,492 Sanofi-Aventis                                                  880,957
------------------------------------------------------------------------------
       Industrials - 5.9%

 8,300 CSX Corporation                                                 354,078

12,250 Canadian Pacific Railway Limited                                422,748

41,450 Cendant Corporation                                             927,237

14,350 Deere & Company                                                 939,782

20,500 Norfolk Southern Corporation                                    634,680

32,050 Tyco International Ltd.                                         935,860

21,400 Waste Management, Inc.                                          606,476

----
24

                                                                         Market
Shares Description                                                        Value
-------------------------------------------------------------------------------
       Information Technology - 2.9%

12,850 Agilent Technologies, Inc. #                                 $   295,807

29,200 Hewlett-Packard Company                                          686,492

41,900 Microsoft Corporation                                          1,040,796

19,550 Motorola, Inc.                                                   356,983
-------------------------------------------------------------------------------
       Materials - 1.5%

12,400 BASF AG, Sponsored ADR                                           818,400

 9,850 Freeport McMoRan Copper & Gold, Inc.                             368,784
-------------------------------------------------------------------------------
       Telecommunication Services - 2.7%

50,600 BellSouth Corporation                                          1,344,442

33,450 Sprint Corporation                                               839,261
-------------------------------------------------------------------------------
       Utilities - 0.7%

 8,100 Entergy Corporation                                              611,950
-------------------------------------------------------------------------------
       Total Common Stocks (cost $28,692,632)                        35,241,771
       -----------------------------------------------------------------------

   Principal                                                                Optional Call              Market
Amount (000) Description                                                      Provisions* Ratings**     Value
-------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 55.5%

             California - 8.8%

     $ 1,000 Alameda Corridor Transportation Authority, California,       10/17 at 100.00       AAA   750,340
              Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
              10/01/25 - AMBAC Insured

       2,495 Escondido, California, FNMA Multifamily Housing Revenue       7/05 at 101.50       AAA 2,536,916
              Refunding Bonds, Morning View Terrace Apartments, Series
              1997B, 5.400%, 1/01/27 (Mandatory put 7/01/07)

         735 Northern California Power Agency, Revenue Bonds, Geothermal     No Opt. Call      BBB+   770,552
              Project 3, Series 1993, 5.650%, 7/01/07

         250 Orange County, California, Refunding Recovery Bonds, Series     No Opt. Call       AAA   284,303
              1995A, 6.000%, 6/01/10 - MBIA Insured

       1,495 Palmdale Civic Authority, California, Revenue Refinancing     7/07 at 102.00       AAA 1,597,901
              Bonds, Civic Center Project, Series 1997A, 5.375%, 7/01/12
              - MBIA Insured

       1,000 San Diego County, California, Certificates of                 9/09 at 101.00      Baa3 1,067,190
              Participation, Burnham Institute, Series 1999, 5.700%,
              9/01/11
-------------------------------------------------------------------------------------------------------------
             Colorado - 5.3%

         250 Colorado Health Facilities Authority, Revenue Bonds, Vail     1/15 at 100.00       BBB   263,073
              Valley Medical Center, Series 2004, 5.000%, 1/15/17

       1,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 102.00       AAA 1,051,750
              Bonds, Series 1996B, 5.625%, 11/15/08 (Alternative Minimum
              Tax) - MBIA Insured

       1,000 Denver City and County, Colorado, Airport Special             1/09 at 101.00       AAA 1,090,770
              Facilities Revenue Bonds, Rental Car Projects, Series
              1999A, 6.000%, 1/01/13 (Alternative Minimum Tax) - MBIA
              Insured

       2,000 E-470 Public Highway Authority, Colorado, Toll Revenue          No Opt. Call       AAA   388,360
              Bonds, Series 2004B, 0.000%, 3/01/36 - MBIA Insured

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax     No Opt. Call       AAA 1,572,760
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured
-------------------------------------------------------------------------------------------------------------
             Connecticut - 1.9%

         375 Connecticut Health and Educational Facilities Authority,        No Opt. Call       Ba1   377,693
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07

       1,135 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+ 1,173,329
              Revenue Refunding Healthcare Bonds, Elim Park Baptist Home
              Inc., Series 1998A, 4.875%, 12/01/07

----
25

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2005

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.5%

      $  255 District of Columbia, General Obligation Refunding Bonds,       No Opt. Call       AAA $  293,015
              Series 1994A-1, 6.500%, 6/01/10 - MBIA Insured

         130 Washington Convention Center Authority, District of          10/08 at 101.00       AAA    137,141
              Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
              1998, 5.000%, 10/01/21 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Idaho - 0.5%

         365 Idaho Housing and Finance Association, Single Family          1/07 at 102.00       Aa3    368,964
              Mortgage Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Illinois - 4.3%

       1,075 Bolingbrook, Will and DuPage Counties, Illinois,                No Opt. Call       AAA  1,199,937
              Residential Mortgage Revenue Bonds, Series 1979, 7.500%,
              8/01/10 - FGIC Insured

             Chicago, Illinois, General Obligation Refunding Bonds,
             Series 1996B:
         285  5.125%, 1/01/25 (Pre-refunded to 1/01/06) - FGIC Insured     1/06 at 102.00       AAA    294,277
         300  5.125%, 1/01/25 - FGIC Insured                               1/06 at 102.00       AAA    308,472

       1,500 Chicago Board of Education, Illinois, Unlimited Tax General     No Opt. Call       AAA    620,205
              Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
              0.000%, 12/01/24 - FGIC Insured

             Illinois Development Finance Authority, Economic
             Development Revenue Bonds, Latin School of Chicago Project,
             Series 1998:
         270  5.200%, 8/01/11                                              8/08 at 100.00      Baa2    281,165
         200  5.250%, 8/01/12                                              8/08 at 100.00      Baa2    207,730
         580  5.300%, 8/01/13                                              8/08 at 100.00      Baa2    601,274
--------------------------------------------------------------------------------------------------------------
             Indiana - 1.0%

         840 St. Joseph County Hospital Authority, Indiana, Revenue        2/08 at 101.00       AAA    847,795
              Bonds, Memorial Health System, Series 1998A, 4.625%,
              8/15/28 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Louisiana - 0.4%

         340 Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00       AAA    367,064
              Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Maine - 0.3%

         255 Winslow, Maine, General Obligation Tax Increment Financing    3/07 at 102.00       AAA    271,764
              Bonds, Crowe Rope Industries Project, Series 1997A,
              6.000%, 3/01/11 (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.2%

         885 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB    896,629
              Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
              5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA    262,585
              Revenue Bonds, Melrose-Wakefield Healthcare Corporation,
              Series 1996C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

         640 Massachusetts Turnpike Authority, Western Turnpike Revenue    7/05 at 100.00       AAA    644,544
              Bonds, Series 1997A, 5.550%, 1/01/17 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Michigan - 0.6%

         540 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00       BB-    502,675
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.000%, 8/15/13
--------------------------------------------------------------------------------------------------------------
             Minnesota - 0.6%

         500 Minnesota, General Obligation Bonds, Series 1998, 5.000%,    11/08 at 100.00       AAA    527,835
              11/01/17
--------------------------------------------------------------------------------------------------------------
             Mississippi - 0.6%

         500 Jones County, Mississippi, Hospital Revenue Refunding        12/07 at 100.00      BBB+    510,660
              Bonds, South Central Regional Medical Center Project,
              Series 1997, 5.400%, 12/01/11
--------------------------------------------------------------------------------------------------------------
             Missouri - 0.4%

       1,000 Kansas City Municipal Assistance Corporation, Missouri,         No Opt. Call       AAA    364,910
              Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 -
              AMBAC Insured

----
26

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Nevada - 0.2%

      $  150 Nevada Housing Division, Single Family Mortgage Bonds,        4/07 at 102.00       Aa3 $  150,882
              Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.8%

       1,450 New Hampshire Higher Educational and Health Facilities        1/07 at 102.00      BBB-  1,508,696
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12
--------------------------------------------------------------------------------------------------------------
             New Jersey - 0.4%

         285 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00       BBB    296,517
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              5.750%, 6/01/32
--------------------------------------------------------------------------------------------------------------
             New York - 8.8%

       1,000 City University of New York, Certificates of Participation      No Opt. Call       AA-  1,035,280
              Refunding, John Jay College of Criminal Justice, Series
              1995A, 6.000%, 8/15/06

         360 New York City, New York, General Obligation Bonds, Fiscal     4/07 at 101.00     A+***    384,404
              Series 1997I, 6.000%, 4/15/09 (Pre-refunded to 4/15/07)

         130 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50        A+    136,837
              Series 1997D, 5.875%, 11/01/11

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1998D:
         300  5.500%, 8/01/10 (Pre-refunded to 8/01/07)                    8/07 at 101.00     A+***    319,998
         700  5.500%, 8/01/10                                              8/07 at 101.00        A+    740,929

         500 Dormitory Authority of the State of New York, FHA-Insured     2/15 at 100.00       AAA    545,505
              Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
              5.000%, 2/01/19 - FGIC Insured

         285 New York State Urban Development Corporation, Revenue           No Opt. Call       AA-    292,290
              Refunding Bonds, State Facilities, Series 1995, 6.250%,
              4/01/06

         435 New York State Urban Development Corporation, Special         7/05 at 100.00    AA-***    436,079
              Project Revenue Bonds, Cornell Center Grant, Series 1993,
              5.900%, 1/01/07 (Pre-refunded to 7/01/05)

       1,430 New York State Urban Development Corporation, Service           No Opt. Call       AA-  1,518,417
              Contract Revenue Bonds, Youth Facilities, Series 1997,
              6.500%, 4/01/07

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003B-1C:
       1,000  5.500%, 6/01/15                                              6/10 at 100.00       AA-  1,099,360
         500  5.500%, 6/01/16                                              6/11 at 100.00       AA-    555,995
--------------------------------------------------------------------------------------------------------------
             North Carolina - 1.8%

       1,270 North Carolina Municipal Power Agency 1, Catawba Electric       No Opt. Call       AAA  1,503,921
              Revenue Bonds, Series 1980, 10.500%, 1/01/10
--------------------------------------------------------------------------------------------------------------
             Ohio - 1.3%

       1,000 Lorain County, Ohio, Health Care Facilities Revenue           2/08 at 101.00       BBB  1,036,880
              Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%,
              2/01/12
--------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

         470 Edmond Public Works Authority, Oklahoma, Utility System       7/09 at 100.00       AAA    511,788
              Revenue Refunding Bonds, Series 1999, 5.600%, 7/01/19 -
              AMBAC Insured

       1,000 Oklahoma State Industries Authority, Health System Revenue      No Opt. Call       AAA  1,062,870
              Refunding Bonds, Baptist Medical Center, Series 1995D,
              6.000%, 8/15/07 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Oregon - 0.6%

         495 Oregon Housing and Community Services Department, Single      1/14 at 100.00       Aa2    521,087
              Family Mortgage Revenue Bonds, Series 2004H, 5.125%,
              1/01/29 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Rhode Island - 1.0%

         760 Providence, Rhode Island, General Obligation Bonds, Series    7/07 at 101.00       AAA    816,552
              1997A, 6.000%, 7/15/09 (Pre-refunded to 7/15/07) - FSA
              Insured

----
27

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2005

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             South Carolina - 3.1%

     $ 1,000 Greenville County School District, South Carolina,           12/12 at 101.00    AA-*** $ 1,174,030
              Installment Purchase Revenue Bonds, Series 2002, 5.875%,
              12/01/19 (Pre-refunded to 12/01/12)

         500 Medical University Hospital Authority, South Carolina,        8/14 at 100.00       AAA     549,370
              FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
              8/15/20 - MBIA Insured

         775 Tobacco Settlement Revenue Management Authority, South        5/11 at 101.00       BBB     821,190
              Carolina, Tobacco Settlement Asset-Backed Bonds, Series
              2001B, 6.000%, 5/15/22
---------------------------------------------------------------------------------------------------------------
             Texas - 3.5%

       2,000 Abilene Higher Education Authority, Inc., Texas, Student     11/08 at 100.00       Aa3   2,067,780
              Loan Revenue Bonds, Subordinate Series 1998B, 5.050%,
              7/01/13 (Alternative Minimum Tax)

       1,000 Harris County-Houston Sports Authority, Texas, Junior Lien      No Opt. Call       AAA     294,220
              Revenue Bonds, Series 2001H, 0.000%, 11/15/30 - MBIA
              Insured

         630 Houston, Texas, Hotel Occupancy Tax and Special Revenue         No Opt. Call       AAA     190,777
              Bonds, Convention and Entertainment Project, Series 2001B,
              0.000%, 9/01/30 - AMBAC Insured

         250 San Antonio, Texas, Airport System Improvement Revenue        7/06 at 101.00       AAA     258,720
              Bonds, Series 1996, 5.700%, 7/01/09 (Alternative Minimum
              Tax) - FGIC Insured

          75 Texas Department of Housing, Single Family Mortgage Revenue   9/06 at 102.00       AAA      78,139
              Bonds, Series 1996E, 5.750%, 3/01/10 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Utah - 0.3%

         200 Utah State Board of Regents, Student Loan Revenue Bonds,     11/05 at 102.00       AAA     205,640
              Series 1995N, 6.000%, 5/01/08 (Alternative Minimum Tax) -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Virginia - 0.3%

         250 Fairfax County Industrial Development Authority, Virginia,    2/08 at 101.00       AA+     256,142
              Healthcare Revenue Refunding Bonds, Inova Health System
              Project, Series 1998A, 5.000%, 8/15/25
---------------------------------------------------------------------------------------------------------------
             Washington - 2.6%

         465 Cowlitz County Public Utilities District 1, Washington,       9/14 at 100.00       AAA     497,978
              Electric Production Revenue Bonds, Series 2004, 5.000%,
              9/01/22 - FGIC Insured

         715 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00       BBB     784,391
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26

         800 Washington Public Power Supply System, Revenue Refunding      7/06 at 102.00       AAA     839,008
              Bonds, Nuclear Project 3, Series 1996A, 5.700%, 7/01/09 -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Wisconsin - 0.5%

         400 Badger Tobacco Asset Securitization Corporation, Wisconsin,   6/12 at 100.00       BBB     430,968
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              6.375%, 6/01/32
---------------------------------------------------------------------------------------------------------------
     $48,025 Total Municipal Bonds (cost $43,334,140)                                                45,356,218
---------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $72,026,772) - 98.6%                                            80,597,989
             -------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.4%                                                     1,135,836
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $81,733,825
             -------------------------------------------------------------------------------------------------

           ADRAmerican Depositary Receipt.
           #  Non-income producing.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                See accompanying notes to financial statements.

----
28

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND
June 30, 2005

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       COMMON STOCKS - 60.7%

       Consumer Discretionary - 7.1%

32,820 Comcast Corporation - Class A #                              $1,007,574

12,450 Lowe's Companies, Inc.                                          724,839

35,750 McDonald's Corporation                                          992,063

35,150 News Corporation - Class A                                      568,727

13,402 R.R. Donnelley & Sons Company                                   462,503

12,450 Saks Incorporated #                                             236,177

17,575 Staples, Inc.                                                   374,699
------------------------------------------------------------------------------
       Consumer Staples - 5.9%

18,350 Altria Group, Inc.                                            1,186,511

28,600 Archer-Daniels-Midland Company                                  611,468

19,450 Cadbury Schweppes plc, Sponsored ADR                            745,519

19,950 PepsiCo. Inc.                                                 1,075,904
------------------------------------------------------------------------------
       Energy - 8.8%

17,310 ConocoPhillips                                                  995,152

17,750 Exxon Mobil Corporation                                       1,020,093

23,250 Halliburton Company                                           1,111,815

18,493 Marathon Oil Corporation                                        986,971

 5,600 National-Oilwell Varco Inc. #                                   266,224

13,550 Occidental Petroleum Corporation                              1,042,402
------------------------------------------------------------------------------
       Financials - 14.2%

39,400 Bank of America Corporation                                   1,797,034

39,924 Citigroup Inc.                                                1,845,687

 8,850 Freddie Mac                                                     577,286

11,250 The Goldman Sachs Group, Inc.                                 1,147,725

33,650 JPMorgan Chase & Co.                                          1,188,518

30,850 MBNA Corporation                                                807,036

22,500 Wells Fargo & Company                                         1,385,550
------------------------------------------------------------------------------
       Healthcare - 5.1%

 6,450 Baxter International Inc.                                       239,295

 7,450 Beckman Coulter, Inc.                                           473,597

21,050 MedImmune, Inc. #                                               562,456

18,600 Novartis AG                                                     882,384

23,653 Sanofi-Aventis                                                  969,536
------------------------------------------------------------------------------
       Industrials - 8.6%

 9,200 CSX Corporation                                                 392,472

13,200 Canadian Pacific Railway Limited                                455,532

45,400 Cendant Corporation                                           1,015,598

15,850 Deere & Company                                               1,038,017

21,600 Norfolk Southern Corporation                                    668,736

33,750 Tyco International Ltd.                                         985,500

25,750 Waste Management, Inc.                                          729,755

----
29

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND (continued)
June 30, 2005

                                                                         Market
Shares Description                                                        Value
-------------------------------------------------------------------------------
       Information Technology - 4.1%

13,650 Agilent Technologies, Inc. #                                 $   314,223

30,850 Hewlett-Packard Company                                          725,284

43,400 Microsoft Corporation                                          1,078,056

20,900 Motorola, Inc.                                                   381,634
-------------------------------------------------------------------------------
       Materials - 2.1%

13,400 BASF AG, Sponsored ADR                                           884,400

10,950 Freeport McMoRan Copper & Gold, Inc.                             409,968
-------------------------------------------------------------------------------
       Telecommunication Services - 3.7%

52,200 BellSouth Corporation                                          1,386,954

35,500 Sprint Corporation                                               890,695
-------------------------------------------------------------------------------
       Utilities - 1.1%

 9,150 Entergy Corporation                                              691,278
-------------------------------------------------------------------------------
       Total Common Stocks (cost $30,729,410)                        37,332,847
       -----------------------------------------------------------------------

   Principal                                                                        Market
Amount (000) Description                                                             Value
------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.4%

             U.S. Treasury Bonds - 10.4%

     $ 2,650 7.250%, 5/15/16                                                    3,394,176

       1,200 7.250%, 8/15/22                                                    1,633,313

       1,095 6.000%, 2/15/26                                                    1,349,502
------------------------------------------------------------------------------------------
             U.S. Treasury Notes - 28.0%

       4,265 7.000%, 7/15/06                                                    4,414,109

       3,925 3.125%, 1/31/07                                                    3,895,256

       4,350 4.750%, 11/15/08                                                   4,495,455

       4,030 5.750%, 8/15/10                                                    4,405,769
------------------------------------------------------------------------------------------
     $21,515 Total U.S. Government and Agency Obligations (cost                23,587,580
              $22,261,031)
------------------------------------------------------------------------------------------
------------
             REPURCHASE AGREEMENTS - 1.0%

     $   632 State Street Bank, 2.600%, dated 6/30/05, due 7/01/05,               632,033
------------  repurchase price $632,079 collateralized by $470,000 U.S.
              Treasury Bonds, 7.125%, due 2/15/23, value $645,520
             ---------------------------------------------------------------------------
             Total Repurchase Agreements (cost $632,033)                          632,033
             ---------------------------------------------------------------------------
             Total Investments (cost $53,622,474) - 100.1%                     61,552,460
             ---------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.1)%                               (41,309)
             ---------------------------------------------------------------------------
             Net Assets - 100%                                                $61,511,151
             ---------------------------------------------------------------------------

           ADRAmerican Depositary Receipt.
           #  Non-income producing.

                                See accompanying notes to financial statements.

----
30

Statement of Assets and Liabilities
June 30, 2005

                                                                Multi-Cap     Large-Cap    Municipal    Stock and
                                                                    Value         Value    and Stock         Bond
-----------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $386,433,884,
 $424,935,873, $72,026,772 and $53,622,474, respectively)    $429,741,903 $515,686,995  $80,597,989  $61,552,460
Receivables:
 Dividends                                                        574,021      651,078       44,280       47,086
 Interest                                                           2,233          434      844,794      384,290
 Investments sold                                                      --    1,260,597    1,184,840       84,840
 Reclaims                                                           1,150       51,685        5,386        3,834
 Shares sold                                                    3,650,144       84,145          471       70,837
Other assets                                                          157      141,787       26,331       14,024
-----------------------------------------------------------------------------------------------------------------
   Total assets                                               433,969,608  517,876,721   82,704,091   62,157,371
-----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                         --           --      240,388           --
Payables:
 Investments purchased                                          8,637,214    1,722,124      122,248      127,460
 Shares redeemed                                                  780,289      540,477      328,790       62,316
Accrued expenses:
 Management fees                                                  278,143      352,703       74,294       54,871
 12b-1 distribution and service fees                              165,859      150,134       33,462       22,794
 Other                                                            172,990      439,020       51,453       36,944
Dividends payable                                                      --           --      119,631      341,835
-----------------------------------------------------------------------------------------------------------------
   Total liabilities                                           10,034,495    3,204,458      970,266      646,220
-----------------------------------------------------------------------------------------------------------------
Net assets                                                   $423,935,113 $514,672,263  $81,733,825  $61,511,151
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $179,547,720 $416,406,884  $54,322,783  $31,247,678
Shares outstanding                                              8,716,815   16,279,448    2,360,465    1,203,930
Net asset value per share                                    $      20.60 $      25.58  $     23.01  $     25.95
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $      21.86 $      27.14  $     24.41  $     27.53
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 33,216,160 $ 45,223,734  $18,671,259  $11,563,813
Shares outstanding                                              1,630,920    1,804,509      769,555      445,538
Net asset value and offering price per share                 $      20.37 $      25.06  $     24.26  $     25.95
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $128,758,463 $ 30,691,232  $ 7,978,993  $ 7,946,950
Shares outstanding                                              6,321,053    1,226,470      329,165      306,012
Net asset value and offering price per share                 $      20.37 $      25.02  $     24.24  $     25.97
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $ 82,412,770 $ 22,350,413  $   760,790  $10,752,710
Shares outstanding                                              4,010,302      870,781       33,719      414,310
Net asset value and offering price per share                 $      20.55 $      25.67  $     22.56  $     25.95
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $375,608,407 $421,751,555  $81,635,547  $52,249,126
Undistributed (Over-distribution of) net investment income        354,968    2,306,170      382,885     (284,755)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                  4,663,719     (136,584)  (8,855,824)   1,616,794
Net unrealized appreciation of investments and translation
 of assets and liabilities denominated in foreign currencies   43,308,019   90,751,122    8,571,217    7,929,986
-----------------------------------------------------------------------------------------------------------------
Net assets                                                   $423,935,113 $514,672,263  $81,733,825  $61,511,151
-----------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
31

Statement of Operations
Year Ended June 30, 2005

                                       Multi-Cap     Large-Cap   Municipal   Stock and
                                           Value         Value   and Stock        Bond
--------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $41,070, $410,400,
 $32,136 and $28,276, respectively) $ 4,490,368  $ 13,741,000  $  967,230  $1,000,506
Interest                                524,248       177,048   2,396,921   1,178,451
--------------------------------------------------------------------------------------
Total investment income               5,014,616    13,918,048   3,364,151   2,178,957
--------------------------------------------------------------------------------------
Expenses
Management fees                       2,205,953     4,388,548     625,490     467,940
12b-1 service fees - Class A            274,338     1,055,749     136,132      81,169
12b-1 distribution and service
 fees - Class B                         209,628       513,491     211,076     121,349
12b-1 distribution and service
 fees - Class C                         751,265       361,109      78,596      82,736
Shareholders' servicing agent fees
 and expenses                           404,870       865,197      86,089      84,129
Custodian's fees and expenses            66,797       133,447      57,371      47,299
Trustees' fees and expenses               7,651        18,561       1,876       1,763
Professional fees                        31,948        49,435      15,984      10,943
Shareholders' reports - printing
 and mailing expenses                    91,722       104,780      13,207      15,768
Federal and state registration fees     110,861        33,932      28,343      28,143
Other expenses                           11,296        27,891       5,745       4,676
--------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                        4,166,329     7,552,140   1,259,909     945,915
 Custodian fee credit                    (1,551)       (1,313)     (9,396)       (107)
 Expense reimbursement                       --            --         (53)    (30,966)
--------------------------------------------------------------------------------------
Net expenses                          4,164,778     7,550,827   1,250,460     914,842
--------------------------------------------------------------------------------------
Net investment income                   849,838     6,367,221   2,113,691   1,264,115
--------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments
 and foreign currency transactions    5,607,702    58,498,613   3,462,086   3,921,853
Net change in unrealized
 appreciation (depreciation) of
 investments and translation of
 assets and liabilities
 denominated in foreign currencies   24,118,742   (12,622,835)    595,869    (264,320)
--------------------------------------------------------------------------------------
Net realized and unrealized gain     29,726,444    45,875,778   4,057,955   3,657,533
--------------------------------------------------------------------------------------
Net increase in net assets from
 operations                         $30,576,282  $ 52,242,999  $6,171,646  $4,921,648
--------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
32

Statement of Changes in Net Assets

                                                                                    Multi-Cap Value
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    6/30/05       6/30/04
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $    849,838  $    113,125
Net realized gain from investments and foreign currency transactions             5,607,702     2,554,924
Net change in unrealized appreciation (depreciation) of investments and
 translation of assets and liabilities denominated in foreign currencies        24,118,742    15,906,174
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      30,576,282    18,574,223
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                         (261,827)      (27,797)
  Class B                                                                               --            --
  Class C                                                                               --            --
  Class R                                                                         (285,835)      (98,740)
From accumulated net realized gains from investments:
  Class A                                                                         (824,184)     (650,859)
  Class B                                                                         (167,497)      (61,582)
  Class C                                                                         (568,849)     (178,376)
  Class R                                                                         (503,141)     (810,096)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (2,611,333)   (1,827,450)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                   282,346,414   103,762,702
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                2,197,568     1,620,555
----------------------------------------------------------------------------------------------------------
                                                                               284,543,982   105,383,257
Cost of shares redeemed                                                        (32,805,212)  (10,016,717)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions             251,738,770    95,366,540
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          279,703,719   112,113,313
Net assets at the beginning of year                                            144,231,394    32,118,081
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $423,935,113  $144,231,394
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    354,968  $     52,792
----------------------------------------------------------------------------------------------------------

                                                                                     Large-Cap Value
                                                                              ----------------------------
                                                                                  Year Ended     Year Ended
                                                                                     6/30/05        6/30/04
-----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $   6,367,221  $   2,521,621
Net realized gain from investments and foreign currency transactions             58,498,613     63,970,155
Net change in unrealized appreciation (depreciation) of investments and
 translation of assets and liabilities denominated in foreign currencies        (12,622,835)    28,299,786
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       52,242,999     94,791,562
-----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                        (4,903,179)    (1,759,497)
  Class B                                                                          (230,958)            --
  Class C                                                                          (156,848)            --
  Class R                                                                          (299,082)      (114,953)
From accumulated net realized gains from investments:
  Class A                                                                                --             --
  Class B                                                                                --             --
  Class C                                                                                --             --
  Class R                                                                                --             --
-----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (5,590,067)    (1,874,450)
-----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                     13,830,734     24,601,805
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                 3,706,927      1,179,716
-----------------------------------------------------------------------------------------------------------
                                                                                 17,537,661     25,781,521
Cost of shares redeemed                                                        (104,265,228)  (123,063,525)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              (86,727,567)   (97,282,004)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           (40,074,635)    (4,364,892)
Net assets at the beginning of year                                             554,746,898    559,111,790
-----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $ 514,672,263  $ 554,746,898
-----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   2,306,170  $   1,529,016
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
33

                                                                         Municipal and Stock           Stock and Bond
                                                                     --------------------------  --------------------------
                                                                        Year Ended    Year Ended    Year Ended    Year Ended
                                                                           6/30/05       6/30/04       6/30/05       6/30/04
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  2,113,691  $  2,087,906  $  1,264,115  $    963,945
Net realized gain from investments and foreign currency transactions    3,462,086     5,028,663     3,921,853     4,828,811
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                               595,869       (71,855)     (264,320)      333,581
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              6,171,646     7,044,714     4,921,648     6,126,337
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                               (1,607,229)   (1,393,216)     (808,608)     (696,093)
 Class B                                                                 (310,936)     (249,910)     (213,933)     (161,329)
 Class C                                                                 (116,054)      (88,677)     (144,821)     (104,733)
 Class R                                                                  (25,445)      (19,798)     (284,060)     (189,179)
From accumulated net realized gains from
 investments:
 Class A                                                                       --            --            --            --
 Class B                                                                       --            --            --            --
 Class C                                                                       --            --            --            --
 Class R                                                                       --            --            --            --
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                          (2,059,664)   (1,751,601)   (1,451,422)   (1,151,334)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            6,647,152    11,626,916     6,940,088    10,317,373
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                                   1,403,785     1,182,513       952,452       716,257
----------------------------------------------------------------------------------------------------------------------------
                                                                        8,050,937    12,809,429     7,892,540    11,033,630
Cost of shares redeemed                                               (19,271,481)  (25,388,210)  (13,371,775)  (16,083,175)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                   (11,220,544)  (12,578,781)   (5,479,235)   (5,049,545)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (7,108,562)   (7,285,668)   (2,009,009)      (74,542)
Net assets at the beginning of year                                    88,842,387    96,128,055    63,520,160    63,594,702
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $ 81,733,825  $ 88,842,387  $ 61,511,151  $ 63,520,160
----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year                                $    382,885  $    328,880  $   (284,755) $   (247,776)
----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
34

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), Nuveen Large-Cap Value Fund ("Large-Cap Value"), Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock") and Nuveen Balanced Stock and Bond Fund ("Stock and Bond") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Funds' previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Multi-Cap Value, Large-Cap Value, and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared as a dividend monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal


----
35

Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax when received by the Fund, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock during the fiscal year ended June 30, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2005.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) of investments.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are valued daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


----
36

The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds did not enter into any foreign currency forward, options or futures contracts during the fiscal year ended June 30, 2005.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                   Multi-Cap Value
                                                  -------------------------------------------------
                                                         Year Ended                Year Ended
                                                           6/30/05                  6/30/04
                                                  ------------------------  -----------------------
                                                       Shares        Amount     Shares        Amount
----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          6,320,701  $124,190,266  2,942,277  $ 49,738,681
  Class B                                          1,221,632    23,579,274    507,105     8,634,935
  Class C                                          5,036,812    97,691,011  1,663,150    28,549,111
  Class R                                          1,864,752    36,885,863    972,508    16,839,975
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             45,993       925,000     37,794       603,000
  Class B                                              7,170       142,402      3,213        50,990
  Class C                                             20,328       403,716      5,328        84,612
  Class R                                             36,137       726,450     55,180       881,953
----------------------------------------------------------------------------------------------------
                                                  14,553,525   284,543,982  6,186,555   105,383,257
----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (789,578)  (15,619,738)  (164,430)   (2,802,564)
  Class B                                           (103,244)   (2,027,935)   (18,157)     (315,720)
  Class C                                           (366,654)   (7,241,916)   (66,351)   (1,133,029)
  Class R                                           (404,527)   (7,915,623)  (352,086)   (5,765,404)
----------------------------------------------------------------------------------------------------
                                                  (1,664,003)  (32,805,212)  (601,024)  (10,016,717)
----------------------------------------------------------------------------------------------------
Net increase                                      12,889,522  $251,738,770  5,585,531  $ 95,366,540
----------------------------------------------------------------------------------------------------


----
37

                                                                       Large-Cap Value
                                                    ----------------------------------------------------
                                                            Year Ended                 Year Ended
                                                             6/30/05                    6/30/04
                                                    -------------------------  -------------------------
                                                         Shares         Amount      Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              243,277  $   5,930,149     611,145  $  12,950,111
  Class A - automatic conversion of Class B shares      86,042      2,180,452          --             --
  Class B                                               56,330      1,348,407     175,094      3,734,341
  Class C                                               76,046      1,796,614     211,374      4,576,646
  Class R                                              104,815      2,575,112     149,803      3,340,707
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              128,704      3,221,452      47,453      1,078,587
  Class B                                                5,574        137,228          --             --
  Class C                                                3,026         74,382          --             --
  Class R                                               10,915        273,865       4,439        101,129
---------------------------------------------------------------------------------------------------------
                                                       714,729     17,537,661   1,199,308     25,781,521
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,719,943)   (66,224,977) (4,442,979)   (98,957,511)
  Class B                                             (630,663)   (15,055,074)   (524,477)   (11,355,075)
  Class B - automatic conversion to Class A shares     (87,696)    (2,180,452)         --             --
  Class C                                             (755,295)   (17,872,917)   (458,603)   (10,026,451)
  Class R                                             (119,097)    (2,931,808)   (121,849)    (2,724,488)
---------------------------------------------------------------------------------------------------------
                                                    (4,312,694)  (104,265,228) (5,547,908)  (123,063,525)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (3,597,965) $ (86,727,567) (4,348,600) $ (97,282,004)
---------------------------------------------------------------------------------------------------------

                                                                     Municipal and Stock
                                                    ----------------------------------------------------
                                                            Year Ended                 Year Ended
                                                             6/30/05                    6/30/04
                                                    -------------------------  -------------------------
                                                         Shares         Amount      Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              193,539  $   4,353,962     329,252  $   7,206,388
  Class A - automatic conversion of Class B shares      12,433        300,302          --             --
  Class B                                               36,156        849,414     117,521      2,651,621
  Class C                                               47,077      1,123,538      73,977      1,669,501
  Class R                                                  892         19,936       4,672         99,406
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               50,974      1,149,503      46,053        999,492
  Class B                                                7,037        166,401       5,504        124,024
  Class C                                                3,129         73,982       2,192         49,376
  Class R                                                  628         13,899         451          9,621
---------------------------------------------------------------------------------------------------------
                                                       351,865      8,050,937     579,622     12,809,429
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (482,074)   (10,790,186)   (665,075)   (14,365,172)
  Class B                                             (265,863)    (6,289,888)   (344,316)    (7,752,299)
  Class B - automatic conversion to Class A shares     (13,102)      (300,302)         --             --
  Class C                                              (79,365)    (1,868,691)   (138,169)    (3,111,560)
  Class R                                                 (998)       (22,414)     (7,631)      (159,179)
---------------------------------------------------------------------------------------------------------
                                                      (841,402)   (19,271,481) (1,155,191)   (25,388,210)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (489,537) $ (11,220,544)   (575,569) $ (12,578,781)
---------------------------------------------------------------------------------------------------------


----
38

                                                                    Stock and Bond
                                                    ----------------------------------------------
                                                          Year Ended              Year Ended
                                                            6/30/05                 6/30/04
                                                    ----------------------  ----------------------
                                                       Shares        Amount    Shares        Amount
---------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             96,409  $  2,437,598   108,795  $  2,623,428
  Class A - automatic conversion of Class B shares     8,624       223,741        --            --
  Class B                                             54,370     1,368,646   115,580     2,715,885
  Class C                                             29,622       749,273   125,171     3,012,416
  Class R                                             86,026     2,160,830    81,873     1,965,644
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             21,460       539,563    18,766       444,932
  Class B                                              4,250       106,895     3,189        75,705
  Class C                                              1,858        46,759     1,432        34,016
  Class R                                             10,304       259,235     6,787       161,604
---------------------------------------------------------------------------------------------------
                                                     312,923     7,892,540   461,593    11,033,630
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (278,940)   (7,046,198) (388,824)   (9,268,466)
  Class B                                           (111,712)   (2,817,908) (150,821)   (3,596,652)
  Class B - automatic conversion to Class A shares    (8,636)     (223,741)       --            --
  Class C                                            (76,723)   (1,932,493) (107,058)   (2,553,308)
  Class R                                            (53,262)   (1,351,435)  (27,667)     (664,749)
---------------------------------------------------------------------------------------------------
                                                    (529,273)  (13,371,775) (674,370)  (16,083,175)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                             (216,350) $ (5,479,235) (212,777) $ (5,049,545)
---------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities but excluding short-term investments) of investment securities and U.S. Government and agency obligations for the fiscal year ended June 30, 2005, were as follows:

                                             Multi-Cap    Large-Cap   Municipal   Stock and
                                                 Value        Value   and Stock        Bond
-------------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $272,547,101 $425,702,978 $39,225,388 $31,887,794
  U.S. Government and agency obligations            --           --          --   5,996,800
Sales and maturities:
  Investment securities                     33,556,563  509,702,235  50,490,789  36,921,456
  U.S. Government and agency obligations            --           --          --   5,335,000
-------------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on debt securities, if any, timing differences in recognizing income on taxable market discount securities, amortization of premium on taxable debt securities, and timing differences in recognizing certain gains and losses on security transactions.

At June 30, 2005, the cost of investments was as follows:

                            Multi-Cap    Large-Cap   Municipal   Stock and
                                Value        Value   and Stock        Bond
     ---------------------------------------------------------------------
     Cost of investments $386,472,689 $427,520,396 $72,166,302 $54,175,834
     ---------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2005, were as follows:

                                               Multi-Cap    Large-Cap   Municipal   Stock and
                                                   Value        Value   and Stock        Bond
---------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 53,985,002  $97,097,898  $9,015,344  $8,148,028
  Depreciation                              (10,715,788)  (8,931,299)   (583,657)   (771,402)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $ 43,269,214  $88,166,599  $8,431,687  $7,376,626
---------------------------------------------------------------------------------------------


----
39

The tax components of undistributed net tax-exempt income, net ordinary income and net realized gains at June 30, 2005, were as follows:

                                           Multi-Cap  Large-Cap Municipal  Stock and
                                               Value      Value and Stock       Bond
------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $       -- $       --  $297,336 $       --
Undistributed net ordinary income**        1,705,303  2,306,113   190,476    342,184
Undistributed net long-term capital gains  3,352,193  2,447,937        --  1,885,052
------------------------------------------------------------------------------------

*  Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on June 9, 2005, paid on July 1, 2005.
** Net ordinary income consists of net taxable income derived from dividends,
interest, market discount accretion and net short-term capital gains, if    any.

The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                Multi-Cap  Large-Cap  Municipal  Stock and
2005                                                Value      Value  and Stock       Bond
------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $       -- $       -- $1,410,386 $       --
Distributions from net ordinary income**        2,157,195  5,590,068    649,299  1,433,366
Distributions from net long-term capital gains    454,137         --         --         --
------------------------------------------------------------------------------------------

                                               Multi-Cap  Large-Cap  Municipal  Stock and
2004                                               Value      Value  and Stock       Bond
-----------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $     -- $       -- $1,391,794 $       --
Distributions from net ordinary income**         841,834  1,874,507    359,212  1,089,809
Distributions from net long-term capital gains   985,618         --         --         --
-----------------------------------------------------------------------------------------

** Net ordinary income consists of net taxable income derived from dividends,
interest, market discount accretion and net short-term capital gains, if    any.

At June 30, 2005, Municipal and Stock had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            Municipal
                                            and Stock
                          ---------------------------
                          Expiration year:
                            2011           $7,818,822
                            2012              882,767
                          ---------------------------
                          Total            $8,701,589
                          ---------------------------


----
40

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of July 31, 2005, the complex-level fee rate was 0.1899%; that is, the funds' effective management fees were reduced by approximately 0.0101%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                 Multi-Cap   Large-Cap   Municipal   Stock and
                                     Value       Value   and Stock        Bond
                                Fund-Level  Fund-Level  Fund-Level  Fund-Level
 Average Daily Net Assets         Fee Rate    Fee Rate    Fee Rate    Fee Rate
 ------------------------------------------------------------------------------
 For the first $125 million          .6500%      .6500%      .5500%      .5500%
 For the next $125 million           .6375       .6375       .5375       .5375
 For the next $250 million           .6250       .6250       .5250       .5250
 For the next $500 million           .6125       .6125       .5125       .5125
 For the next $1 billion             .6000       .6000       .5000       .5000
 For net assets over $2 billion      .5750       .5750       .4750       .4750
 ------------------------------------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                 Multi-Cap   Large-Cap   Municipal   Stock and
                                     Value       Value   and Stock        Bond
                                Management  Management  Management  Management
 Average Daily Net Assets         Fee Rate    Fee Rate    Fee Rate    Fee Rate
 ------------------------------------------------------------------------------
 For the first $125 million          .8500%      .8500%      .7500%      .7500%
 For the next $125 million           .8375       .8375       .7375       .7375
 For the next $250 million           .8250       .8250       .7250       .7250
 For the next $500 million           .8125       .8125       .7125       .7125
 For the next $1 billion             .8000       .8000       .7000       .7000
 For net assets over $2 billion      .7750       .7750       .6750       .6750
 ------------------------------------------------------------------------------


----
41

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest, and Institutional Capital Corporation ("ICAP"), of which Nuveen holds a minority interest. NWQ manages the investment portfolio of Multi-Cap Value. ICAP manages the investment portfolios of Large-Cap Value, Stock and Bond, and the equity portion of Municipal and Stock's investment portfolio. NWQ and ICAP are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser had agreed to waive part of its management fees or reimburse certain expenses of Multi-Cap Value through December 7, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

The Adviser has agreed to waive part of its management fees and reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended June 30, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Multi-Cap Large-Cap Municipal Stock and
                                            Value     Value and Stock      Bond
-------------------------------------------------------------------------------
Sales charges collected (unaudited)    $1,883,439  $117,935   $59,203   $27,667
Paid to authorized dealers (unaudited)  1,650,910   103,591    53,623    25,098
-------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                     Multi-Cap Large-Cap Municipal Stock and
                                         Value     Value and Stock      Bond
    ------------------------------------------------------------------------
    Commission advances (unaudited) $1,796,723   $37,603   $22,683   $17,514
    ------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2005, the Distributor retained such 12b-1 fees as follows:

                                    Multi-Cap Large-Cap Municipal Stock and
                                        Value     Value and Stock      Bond
    -----------------------------------------------------------------------
    12b-1 fees retained (unaudited)  $818,641  $419,354  $166,351  $104,924
    -----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2005, as follows:

                                 Multi-Cap Large-Cap Municipal Stock and
                                     Value     Value and Stock      Bond
       -----------------------------------------------------------------
       CDSC retained (unaudited)   $94,103   $87,933   $33,127   $33,471
       -----------------------------------------------------------------


----
42

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event - Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2005, to shareholders of record on July 8, 2005, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0380
                           Class B               .0250
                           Class C               .0250
                           Class R               .0415
                         -----------------------------


----
43

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                    Investment Operations         Less Distributions
                                                -----------------------------  ------------------------


MULTI-CAP VALUE





                                                      Net         Net
                                      Beginning   Invest-   Realized/              Net                   Ending
                                            Net      ment  Unrealized          Invest-                      Net
                                          Asset    Income        Gain             ment  Capital           Asset     Total
                                          Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30:
   2005                                  $18.56     $ .11      $ 2.15  $ 2.26    $(.05)  $ (.17) $ (.22) $20.60     12.20%
   2004                                   14.60       .04        4.38    4.42     (.02)    (.44)   (.46)  18.56     30.75
 4/01/03- 6/30/03                         11.54       .02        3.04    3.06       --       --      --   14.60     26.52
 12/09/02- 3/31/03                        11.86        --        (.27)   (.27)    (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
 Year Ended 6/30:
   2005                                   18.45      (.04)       2.13    2.09       --     (.17)   (.17)  20.37     11.35
   2004                                   14.61      (.09)       4.37    4.28       --     (.44)   (.44)  18.45     29.76
 4/01/03- 6/30/03                         11.58        --        3.03    3.03       --       --      --   14.61     26.17
 12/09/02- 3/31/03                        11.86      (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 Year Ended 6/30:
   2005                                   18.45      (.04)       2.13    2.09       --     (.17)   (.17)  20.37     11.35
   2004                                   14.62      (.09)       4.36    4.27       --     (.44)   (.44)  18.45     29.67
 4/01/03- 6/30/03                         11.58      (.01)       3.05    3.04       --       --      --   14.62     26.25
 12/09/02- 3/31/03                        11.86      (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 Year Ended 6/30:
   2005                                   18.52       .15        2.15    2.30     (.10)    (.17)   (.27)  20.55     12.43
   2004                                   14.57       .06        4.38    4.44     (.05)    (.44)   (.49)  18.52     31.02
 4/01/03- 6/30/03                         11.51       .02        3.04    3.06       --       --      --   14.57     26.59
 Year Ended 3/31:
   2003(e)                                13.92       .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 11/01/01- 3/31/02(f)                     11.73       .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 Year Ended 10/31:
   2001(g)                                13.28       .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
   2000(g)                                11.84       .07        1.55    1.62     (.07)    (.11)   (.18)  13.28     13.80
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                      ------------------------------------------------------------------------------
                                                 Before Credit/           After           After Credit/
                                                  Reimbursement     Reimbursement(c)    Reimbursement(d)
MULTI-CAP VALUE                                -----------------   -----------------   -----------------
                                                           Ratio               Ratio               Ratio
                                                          of Net              of Net              of Net
                                                         Invest-             Invest-             Invest-
                                                            ment                ment                ment
                                               Ratio of   Income   Ratio of   Income   Ratio of   Income
                                               Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                        Ending       to       to         to       to         to       to
                                           Net  Average  Average    Average  Average    Average  Average   Portfolio
                                        Assets      Net      Net        Net      Net        Net      Net    Turnover
                                         (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
---------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30:
   2005                               $179,548     1.36%     .54%      1.36%     .54%      1.36%     .54%         14%
   2004                                 58,279     1.48      .20       1.48      .20       1.48      .20          21
 4/01/03- 6/30/03                        4,732     1.66*     .59*      1.66*     .59*      1.66*     .60*         13
 12/09/02- 3/31/03                         294     1.78*    (.07)*     1.75*    (.04)*     1.75*    (.04)*        52
Class B (12/02)
 Year Ended 6/30:
   2005                                 33,216     2.10     (.20)      2.10     (.20)      2.10     (.20)         14
   2004                                  9,322     2.23     (.53)      2.23     (.53)      2.23     (.53)         21
 4/01/03- 6/30/03                          193     2.43*    (.08)*     2.43*    (.08)*     2.43*    (.08)*        13
 12/09/02- 3/31/03                          20     3.29*   (1.95)*     2.50*   (1.16)*     2.50*   (1.16)*        52
Class C (12/02)
 Year Ended 6/30:
   2005                                128,758     2.11     (.21)      2.11     (.21)      2.10     (.21)         14
   2004                                 30,085     2.23     (.53)      2.23     (.53)      2.23     (.53)         21
 4/01/03- 6/30/03                          416     2.44*    (.33)*     2.44*    (.33)*     2.44*    (.33)*        13
 12/09/02- 3/31/03                           2     2.50*    (.62)*     2.50*    (.62)*     2.50*    (.62)*        52
Class R (11/97)
 Year Ended 6/30:
   2005                                 82,413     1.10      .78       1.10      .78       1.10      .78          14
   2004                                 46,546     1.24      .39       1.24      .39       1.24      .39          21
 4/01/03- 6/30/03                       26,777     1.41*     .56*      1.41*     .56*      1.41*     .56*         13
 Year Ended 3/31:
   2003(e)                              21,795     1.61      .37       1.36      .62       1.36      .62          52
 11/01/01- 3/31/02(f)                   25,505     2.21*    (.10)*     1.25*     .86*      1.25*     .86*         14
 Year Ended 10/31:
   2001(g)                              16,996     1.54      .25       1.25      .54       1.25      .54          66
   2000(g)                              29,547     1.66      .09       1.15      .60       1.15      .60          49
---------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(f)Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(g)Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).


                                See accompanying notes to financial statements.

----
44

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                         -----------------------------  ------------------------                    --------


LARGE-CAP VALUE





                                               Net         Net
                               Beginning   Invest-   Realized/              Net                   Ending              Ending
                                     Net      ment  Unrealized          Invest-                      Net                 Net
                                   Asset    Income        Gain             ment  Capital           Asset     Total    Assets
Year Ended June 30,                Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                             $23.41     $ .32      $ 2.13  $ 2.45    $(.28)  $   --  $ (.28) $25.58     10.51% $416,407
 2004                              19.93       .12        3.44    3.56     (.08)      --    (.08)  23.41     17.90   434,121
 2003                              21.35       .08       (1.43)  (1.35)    (.07)      --    (.07)  19.93     (6.28)  445,050
 2002                              24.40       .08       (3.06)  (2.98)    (.07)      --    (.07)  21.35    (12.23)  577,946
 2001                              24.35       .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02   672,917
Class B (8/96)
 2005                              22.95       .14        2.08    2.22     (.11)      --    (.11)  25.06      9.66    45,224
 2004                              19.62      (.04)       3.37    3.33       --       --      --   22.95     16.97    56,486
 2003                              21.08      (.06)      (1.40)  (1.46)      --       --      --   19.62     (6.93)   55,129
 2002                              24.19      (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)   73,011
 2001                              24.17      (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23    91,117
Class C (8/96)
 2005                              22.92       .14        2.07    2.21     (.11)      --    (.11)  25.02      9.63    30,691
 2004                              19.58      (.04)       3.38    3.34       --       --      --   22.92     17.06    43,607
 2003                              21.04      (.06)      (1.40)  (1.46)      --       --      --   19.58     (6.94)   42,105
 2002                              24.16      (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)   53,729
 2001                              24.13      (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24    63,835
Class R (8/96)
 2005                              23.49       .38        2.14    2.52     (.34)      --    (.34)  25.67     10.77    22,350
 2004                              19.99       .18        3.45    3.63     (.13)      --    (.13)  23.49     18.20    20,533
 2003                              21.41       .13       (1.43)  (1.30)    (.12)      --    (.12)  19.99     (5.99)   16,828
 2002                              24.46       .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)   17,585
 2001                              24.41       .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24    19,188
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                           Before Credit/         After          After Credit/
                                           Reimbursement     Reimbursement(c)   Reimbursement(d)
LARGE-CAP VALUE                          -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                                            ment               ment               ment
                               Ratio of   Income  Ratio of   Income  Ratio of   Income
                               Expenses   (Loss)  Expenses   (Loss)  Expenses   (Loss)
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,              Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                              1.31%    1.31%     1.31%    1.31%     1.31%    1.31%        81%
 2004                              1.36      .56      1.36      .56      1.36      .56         85
 2003                              1.45      .45      1.45      .45      1.45      .45         90
 2002                              1.36      .33      1.36      .33      1.36      .33         81
 2001                              1.34      .62      1.33      .63      1.32      .64         90
Class B (8/96)
 2005                              2.06      .57      2.06      .57      2.06      .57         81
 2004                              2.11     (.18)     2.11     (.18)     2.11     (.18)        85
 2003                              2.21     (.31)     2.21     (.31)     2.21     (.31)        90
 2002                              2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                              2.09     (.13)     2.08     (.11)     2.07     (.11)        90
Class C (8/96)
 2005                              2.06      .57      2.06      .57      2.06      .57         81
 2004                              2.11     (.18)     2.11     (.18)     2.11     (.18)        85
 2003                              2.21     (.31)     2.21     (.31)     2.21     (.31)        90
 2002                              2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                              2.09     (.14)     2.07     (.13)     2.07     (.12)        90
Class R (8/96)
 2005                              1.06     1.56      1.06     1.56      1.06     1.56         81
 2004                              1.11      .83      1.11      .83      1.11      .83         85
 2003                              1.20      .70      1.20      .70      1.20      .70         90
 2002                              1.11      .58      1.11      .58      1.11      .58         81
 2001                              1.09      .86      1.08      .88      1.07      .88         90
--------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
45

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                               Investment Operations        Less Distributions
                                           ----------------------------  ------------------------


MUNICIPAL and STOCK




                                                            Net
                                 Beginning       Net  Realized/              Net                   Ending
                                       Net   Invest- Unrealized          Invest-                      Net
                                     Asset      ment       Gain             ment  Capital           Asset     Total
Year Ended June 30,                  Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                               $21.96      $.62     $ 1.10  $ 1.72    $(.67)  $   --  $ (.67) $23.01      7.91%
 2004                                20.79       .54       1.14    1.68     (.51)      --    (.51)  21.96      8.13
 2003                                21.45       .49       (.57)   (.08)    (.58)      --    (.58)  20.79      (.25)
 2002                                24.15       .61      (2.54)  (1.93)    (.71)    (.06)   (.77)  21.45     (8.11)
 2001                                24.31       .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60
Class B (8/96)
 2005                                22.99       .47       1.15    1.62     (.35)      --    (.35)  24.26      7.08
 2004                                21.63       .40       1.19    1.59     (.23)      --    (.23)  22.99      7.36
 2003                                22.14       .36       (.60)   (.24)    (.27)      --    (.27)  21.63     (1.01)
 2002                                24.74       .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)
 2001                                24.70       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85
Class C (8/96)
 2005                                22.96       .48       1.15    1.63     (.35)      --    (.35)  24.24      7.13
 2004                                21.61       .40       1.18    1.58     (.23)      --    (.23)  22.96      7.32
 2003                                22.12       .35       (.59)   (.24)    (.27)      --    (.27)  21.61     (1.01)
 2002                                24.72       .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)
 2001                                24.68       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86
Class R (8/96)
 2005                                21.57       .68       1.07    1.75     (.76)      --    (.76)  22.56      8.17
 2004                                20.46       .59       1.12    1.71     (.60)      --    (.60)  21.57      8.48
 2003                                21.17       .53       (.57)   (.04)    (.67)      --    (.67)  20.46      (.02)
 2002                                23.90       .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)
 2001                                24.13       .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                          Ratios/Supplemental Data
                                 --------------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
MUNICIPAL and STOCK                                -----------------  -----------------  -----------------
                                                     Ratio              Ratio              Ratio
                                                    of Net             of Net             of Net
                                                   Invest-            Invest-            Invest-
                                         Ratio of     ment  Ratio of     ment  Ratio of     ment
                                         Expenses   Income  Expenses   Income  Expenses   Income
                                  Ending       to       to        to       to        to       to
                                     Net  Average  Average   Average  Average   Average  Average  Portfolio
                                  Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                            $54,323     1.24%    2.76%     1.24%    2.76%     1.23%    2.77%        47%
 2004                             56,787     1.28     2.47      1.25     2.51      1.25     2.51         45
 2003                             59,780     1.35     2.34      1.25     2.44      1.24     2.45         38
 2002                             68,197     1.29     2.64      1.25     2.68      1.25     2.68         34
 2001                             85,586     1.26     2.96      1.24     2.98      1.24     2.98         37
Class B (8/96)
 2005                             18,671     2.00     2.01      2.00     2.01      1.99     2.02         47
 2004                             23,110     2.03     1.72      2.00     1.76      2.00     1.76         45
 2003                             26,534     2.10     1.60      2.00     1.71      1.99     1.71         38
 2002                             34,071     2.04     1.89      2.00     1.93      2.00     1.93         34
 2001                             41,641     2.01     2.22      1.99     2.23      1.99     2.23         37
Class C (8/96)
 2005                              7,979     1.99     2.01      1.99     2.01      1.98     2.02         47
 2004                              8,229     2.03     1.72      2.00     1.75      2.00     1.76         45
 2003                              9,083     2.10     1.59      2.00     1.69      1.99     1.70         38
 2002                             10,828     2.04     1.89      2.00     1.94      2.00     1.94         34
 2001                             14,302     2.01     2.22      1.99     2.23      1.99     2.23         37
Class R (8/96)
 2005                                761      .99     3.06       .99     3.06       .98     3.07         47
 2004                                716     1.03     2.72      1.00     2.75      1.00     2.76         45
 2003                                731     1.10     2.58      1.00     2.69       .99     2.69         38
 2002                                783     1.04     2.90      1.00     2.94      1.00     2.94         34
 2001                              1,120     1.01     3.21      1.00     3.22       .99     3.23         37
------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

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46

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations        Less Distributions
                                         ----------------------------  ------------------------                    -------


STOCK and BOND




                                                          Net
                               Beginning       Net  Realized/              Net                   Ending             Ending
                                     Net   Invest- Unrealized          Invest-                      Net                Net
                                   Asset      ment       Gain             ment  Capital           Asset     Total   Assets
Year Ended June 30,                Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                             $24.56      $.56     $ 1.47  $ 2.03    $(.64)  $   --  $ (.64) $25.95      8.33% $31,248
 2004                              22.72       .41       1.92    2.33     (.49)      --    (.49)  24.56     10.29   33,312
 2003                              23.48       .38       (.65)   (.27)    (.43)    (.06)   (.49)  22.72      (.99)  36,751
 2002                              25.25       .44      (1.73)  (1.29)    (.47)    (.01)   (.48)  23.48     (5.14)  42,907
 2001                              25.20       .57       2.00    2.57     (.58)   (1.94)  (2.52)  25.25     10.39   49,030
Class B (8/96)
 2005                              24.56       .37       1.47    1.84     (.45)      --    (.45)  25.95      7.53   11,564
 2004                              22.72       .23       1.92    2.15     (.31)      --    (.31)  24.56      9.48   12,459
 2003                              23.48       .22       (.65)   (.43)    (.27)    (.06)   (.33)  22.72     (1.73)  12,255
 2002                              25.25       .25      (1.72)  (1.47)    (.29)    (.01)   (.30)  23.48     (5.86)  13,067
 2001                              25.20       .37       2.00    2.37     (.38)   (1.94)  (2.32)  25.25      9.58   12,243
Class C (8/96)
 2005                              24.58       .37       1.47    1.84     (.45)      --    (.45)  25.97      7.53    7,947
 2004                              22.73       .23       1.93    2.16     (.31)      --    (.31)  24.58      9.52    8,632
 2003                              23.49       .22       (.65)   (.43)    (.27)    (.06)   (.33)  22.73     (1.73)   7,541
 2002                              25.26       .25      (1.72)  (1.47)    (.29)    (.01)   (.30)  23.49     (5.86)   6,686
 2001                              25.21       .37       2.00    2.37     (.38)   (1.94)  (2.32)  25.26      9.58    6,498
Class R (8/96)
 2005                              24.56       .62       1.47    2.09     (.70)      --    (.70)  25.95      8.60   10,753
 2004                              22.72       .47       1.92    2.39     (.55)      --    (.55)  24.56     10.56    9,117
 2003                              23.47       .44       (.64)   (.20)    (.49)    (.06)   (.55)  22.72      (.70)   7,048
 2002                              25.24       .50      (1.72)  (1.22)    (.54)    (.01)   (.55)  23.47     (4.90)   5,324
 2001                              25.19       .62       2.01    2.63     (.64)   (1.94)  (2.58)  25.24     10.66    5,396
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                           Before Credit/         After          After Credit/
                                           Reimbursement     Reimbursement(c)   Reimbursement(d)
STOCK and BOND                           -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                               Expenses   Income  Expenses   Income  Expenses   Income
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,              Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                              1.30%    2.16%     1.25%    2.21%     1.25%    2.21%        62%
 2004                              1.36     1.61      1.25     1.72      1.25     1.72         61
 2003                              1.38     1.64      1.25     1.77      1.25     1.77         68
 2002                              1.40     1.61      1.25     1.76      1.24     1.77         82
 2001                              1.41     2.04      1.25     2.20      1.24     2.21         73
Class B (8/96)
 2005                              2.05     1.41      2.00     1.46      2.00     1.47         62
 2004                              2.11      .86      2.00      .97      2.00      .97         61
 2003                              2.13      .89      2.00     1.02      2.00     1.02         68
 2002                              2.15      .86      2.00     1.01      1.99     1.02         82
 2001                              2.15     1.28      2.00     1.43      1.99     1.44         73
Class C (8/96)
 2005                              2.05     1.41      2.00     1.46      2.00     1.46         62
 2004                              2.11      .87      2.00      .98      2.00      .98         61
 2003                              2.13      .90      2.00     1.03      2.00     1.03         68
 2002                              2.15      .86      2.00     1.01      1.99     1.02         82
 2001                              2.15     1.29      2.00     1.44      1.99     1.45         73
Class R (8/96)
 2005                              1.05     2.41      1.00     2.46      1.00     2.46         62
 2004                              1.11     1.87      1.00     1.98      1.00     1.98         61
 2003                              1.13     1.90      1.00     2.03      1.00     2.03         68
 2002                              1.15     1.86      1.00     2.01       .99     2.02         82
 2001                              1.15     2.27      1.00     2.42       .99     2.43         73
--------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.




                                See accompanying notes to financial statements.

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47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund for the year ended June 30, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated August 20, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
August 23, 2005


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48

ANNUAL INVESTMENT MANAGEMENT AGREEMENT APPROVAL PROCESS


At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM and the Sub-Advisory Agreement between NAM and NWQ with respect to the Nuveen NWQ Multi-Cap Value Fund and the Sub-Advisory Agreements between NAM and ICAP with respect to the Nuveen Large-Cap Value, Balanced Municipal and Stock and Balanced Stock and Bond Funds. NWQ and ICAP are each a "Sub-Adviser" and NAM and the Sub-Advisers are each a "Fund Adviser."

The Approval Process

To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Fund Adviser; the organization of the Fund Adviser, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and with recognized and/or customized benchmarks (as appropriate); the profitability of the Fund Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Fund Adviser in providing the various services; the advisory fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the independent Trustees noted that each Sub-Adviser also had previously made written or oral presentations to the Board providing the respective Sub-Adviser with the opportunity to explain its investment strategies, discuss market conditions, and highlight any material issues. Many of these presentations were part of site visits by the Board throughout the year. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreements) with a Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Trustees reviewed information concerning the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and recognized and/or customized benchmarks (as described in further detail in Section B below); information describing the Fund Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of the applicable Fund Adviser. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of the Fund Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Fund Adviser. In their review of the advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and the Fund Advisers, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of


----
49
services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, because the Funds utilize a Sub-Adviser, the Trustees also considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor Sub-Advisers, including the use of site visits.

With respect to the Sub-Advisers, the independent Trustees noted that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group if available and its performance compared to recognized and/or customized benchmarks (as applicable). Further in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

With respect to the non-municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2004. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses
In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure, the sub-advisory fee arrangements (as applicable) and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of the respective Fund Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect These Economies of Scale." The Trustees further noted that net total expense ratios for all the open-end equity and balanced Funds, except the Nuveen NWQ International Value Fund, were somewhat above the peer averages. Nevertheless, the Trustees noted that when the comparisons were made with unaffiliated funds of comparable total asset size, such Nuveen funds were within the mid-range of that narrower Peer Group.

2. Comparisons with the Fees of Other Clients
The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients. Such other clients included separate managed accounts as well as fees charged on funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. With respect to separately managed accounts, the advisory fees for


----
50
such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

In considering the fees of the Sub-Advisers, the Trustees also considered the pricing schedule the respective Sub-Adviser charges for similar investment management services for other fund sponsors or clients. In this regard, the Trustees noted that the sub-advisory fees were at the lower end of the respective Sub-Adviser's fee schedule.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Trustees also considered the profitability of NAM (which incorporated Nuveen's wholly-owned affiliated sub-advisers--such as NWQ) as well as the profitability of ICAP. The Trustees reviewed the respective Fund Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed a Fund Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered the respective Fund Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that each Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. With respect


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51
to ICAP and NWQ, the Trustees considered that the Sub-Adviser benefits from its soft dollar arrangements pursuant to which the Sub-Adviser receives research from brokers that execute the applicable Fund's portfolio transactions. The Trustees received and reviewed materials concerning such Sub-Adviser's brokerage practices, including its broker allocation policies and procedures, the types of research and brokerage services received, the brokers providing such services, and the dollar amount of commissions allocated to brokers for soft dollar arrangements for the last calendar year. In considering the types of research received, the Trustees noted that such Sub-Adviser either has already limited (or has agreed to modify its practices to limit) the use of soft dollars to research with intellectual content. The Trustees recognized that a Sub-Adviser's profitability may be lower if the Sub-Adviser was required to pay for this research with hard dollars.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Funds with 12b-1 plans, the Trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The Trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations

Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest
St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and the respective Sub-Adviser. Further, NWQ is a wholly-owned subsidiary of Nuveen. Accordingly, the change of control of Nuveen Investments would also result in a change of control of such Sub-Adviser resulting in the automatic termination of the Original Sub-Advisory Agreements with such Sub-Adviser. The Board therefore considered approval of a New Sub-Advisory Agreement with each Sub-Adviser in light of the anticipated change of control. More specifically, the Board considered approval of each New Sub-Advisory Agreement on substantially identical terms as the respective existing Sub-Advisory Agreement, to take effect after the change of control has occurred and the agreement has been approved by Fund shareholders. In reviewing the impact of the St. Paul divesture on the respective Sub-Adviser, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul divestiture would not affect the nature and quality of services provided by the respective Sub-Adviser, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of the Sub-Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of the respective Sub-Adviser would continue to apply following the change in control.

G. Approval

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreement and each Sub-Advisory Agreement should be approved, and that the new, post-change of control NAM Investment Management Agreement and the Sub-Advisory Agreements be approved and recommended to shareholders.


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52

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:

-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997), Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Asset         153
10/28/42                                                      Management, President and CEO, Banc One
333 W. Wacker Drive                                           Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
53

================================================================================

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with        Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed /(2)/ During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee             1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                             Operating Officer, (retired, 2004);
333 W. Wacker Drive                                 Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                   estate investment company; formerly, Vice
                                                    President, Miller-Valentine Realty, a
                                                    construction company; Board Member and Chair
                                                    of the Finance Committee, member of the
                                                    Audit Committee of Premier Health Partners,
                                                    the not-for-profit company of Miami Valley
                                                    Hospital; Board Member, formerly Chair,
                                                    Dayton Development Coalition; President,
                                                    Dayton Philharmonic Orchestra Association;
                                                    formerly, Member, Community Advisory Board,
                                                    National City Bank, Dayton, Ohio and
                                                    Business Advisory Council, Cleveland Federal
                                                    Reserve Bank.


---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee             1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee             2005       Senior Vice President for Business and             155
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First                                                  Fund Complex
Birthdate            Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed /(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:


---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief               1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                 Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                        formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President      2004       Managing Director (since 2005), previously,        155
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President      2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                  Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                      Nuveen Investments, LLC.
Chicago, IL 60606

----
54

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                 Position(s)      Year First                                                  Fund Complex
Birthdate             Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed /(3)/ During Past 5 Years                              Officer
----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President      1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                  (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                  of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                    Vice President and Treasurer of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/ (since 1999); Vice
                                                     President and Treasurer of Nuveen Asset
                                                     Management (since 2002) and of Nuveen
                                                     Investments Advisers Inc.; Assistant
                                                     Treasurer of NWQ Investment Management
                                                     Company, LLC (since 2002); Vice President
                                                     and Treasurer of Nuveen Rittenhouse Asset
                                                     Management, Inc. (since 2003); Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President      1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                  General Counsel (since 1998); formerly,
333 W. Wacker Drive                                  Assistant Vice President (since 1998) of
Chicago, IL 60606                                    Nuveen Investments, LLC; Vice President
                                                     (since 2002) and Assistant Secretary (since
                                                     1998), formerly, Assistant Vice President of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; and (since
                                                     2005) Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President      1998       Managing Director (since 2004) formerly,           155
10/24/45                                             Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                  Managing Director (since 2004) formerly,
Chicago, IL 60606                                    Vice President (since 1998) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/; Managing Director (since
                                                     2005) of Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President      1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                               Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                    of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; Managing
                                                     Director (since 2001) of Nuveen Asset
                                                     Management; Vice President (since 2002) of
                                                     Nuveen Investment Advisers Inc.; Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President      1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                 Controller (since 1998) of Nuveen
333 W. Wacker Drive                                  Investments, LLC; formerly, Vice President
Chicago, IL 60606                                    and Funds Controller (1998-2004) of Nuveen
                                                     Investments, Inc.; Certified Public
                                                     Accountant.


----------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President      2004       Vice President and Deputy Director of              155
4/13/56               and Chief                      Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                     Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                        Advisers Inc., Nuveen Asset Management and
                                                     Rittenhouse Asset Management, Inc.;
                                                     previously, Vice President and Deputy
                                                     Director of Compliance (2004) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.;/4/ formerly, Senior Attorney
                                                     (1994 to 2004), The Northern Trust Company.


----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President      2000       Vice President (since 2000) of Nuveen              155
3/22/63                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                  Accountant.
Chicago, IL 60606


----------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President      2002       Vice President (since 1999) of Nuveen              155
8/27/61                                              Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
55

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,               Position(s)      Year First                                                  Fund Complex
Birthdate           Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed /(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President      1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                  Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                      Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and Vice President (since 2005) and of
                                                   Nuveen Asset Management; Vice President
                                                   (since 2000), Assistant Secretary and
                                                   Assistant General Counsel (since 1998) of
                                                   Rittenhouse Asset Management; Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
56

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                      Legal Counsel              Transfer Agent and
Nuveen Asset Management*          Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive             Chicago, IL                Boston Financial
Chicago, IL 60606                                            Data Services, Inc.
                                  Independent Registered     Nuveen Investor Services
Sub-Advisers                      Public Accounting Firm     P.O. Box 8530
NWQ Investment Management         PricewaterhouseCoopers LLP Boston, MA 02266-8530
Company, LLC                      Chicago, IL                (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067             Custodian
Institutional Capital Corporation State Street Bank & Trust
225 West Wacker Drive             Boston, MA
Chicago, IL 60606

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.


Average Duration: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
Unaudited Information: The Balanced Stock and Bond Fund designates 75% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 80% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp. (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the
Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other fund information directly from the
Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
57

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-GRINC1-0605D

                                                               October 31, 2005


NUVEEN INVESTMENT TRUST

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Global Value Fund

Nuveen NWQ Value Opportunities Fund

STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from a fund, by written request to the applicable fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the funds. The Prospectus for the funds is dated October 31, 2005.


TABLE OF CONTENTS


                                                                                     Page
                                                                                     ----
General Information................................................................. S-2

Investment Policies and Restrictions................................................ S-2

Investment Policies and Techniques.................................................. S-4

Management.......................................................................... S-24

Fund Manager and Sub-Advisers....................................................... S-44

Portfolio Transactions.............................................................. S-48

Net Asset Value..................................................................... S-50

Tax Matters......................................................................... S-52

Performance Information............................................................. S-53

Additional Information on the Purchase and Redemption of Fund Shares and Shareholder
  Programs.......................................................................... S-58

Distribution and Service Plans...................................................... S-73

Independent Registered Public Accounting Firm, Custodian and Transfer Agent......... S-75

Financial Statements................................................................ S-75

General Trust Information........................................................... S-75

Appendix A--Ratings of Investments.................................................. A-1



   The audited financial statements for each Fund appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

GENERAL INFORMATION

   Nuveen NWQ Small-Cap Value Fund ("Small-Cap Fund"), Nuveen NWQ Global Value Fund ("Global Value Fund"), and Nuveen NWQ Value Opportunities Fund ("Value Opportunities Fund") (individually a "Fund" and collectively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management series investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, seven series of the Trust are authorized and outstanding.

   Certain matters under the Investment Company Act of 1940 (the "1940 Act"), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund's outstanding voting shares:

      (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

      (4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

      (7) With respect to each Fund, issue senior securities, except as permitted under the 1940 Act.

      (8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

   The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   For the purpose of applying the limitation set forth in restriction (1) above to municipal obligations an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal obligation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the assets that may be invested in municipal obligations insured by any given insurer.

   The foregoing fundamental investment policies, together with the investment objective of each of the Funds and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

      (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

      (3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

      (4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to the securities of pooled investment vehicles or mortgage or asset-backed securities.

      (5) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

      (6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

      (7) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

      (8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

      (9) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

   The Small-Cap Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities of companies with small market capitalizations at the time of purchase. In connection with this policy the Small-Cap Fund has adopted a policy to provide shareholders with at least 60 days prior notice of any change in this policy.

INVESTMENT POLICIES AND TECHNIQUES

   The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

Cash Equivalents and Short-Term Investments

   Short-Term Taxable Fixed Income Securities

   The Funds may invest up to 100% of their total assets, for temporary defensive purposes or to keep cash on hand fully invested, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without limitation, the following:

      (1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
   (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

      (2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

      (3) Each Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

      (4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

      (5) Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

      (6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, or F2 or higher by Fitch.

   Equity Securities

   Under normal market conditions, the Funds will invest at least 80% of its assets in equity securities of companies as stated in the Prospectus.

   In addition, the Fund's may invest in dollar-denominated equity securities of foreign issuers, including American Depositary Receipts ("ADRs") as described in "Foreign Securities" below.

   Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

   Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

   Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

   The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

   A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

   In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described in the Prospectus. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

   General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

   Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

   Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Fund Investments

   Certain risk factors associated with some of the securities the Funds may invest in are set forth below.

   Small and Medium Capitalization Stocks

   Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Funds may be more suitable for long-term investors who can bear the risk of these fluctuations. The Funds may invest in securities of issuers with small or medium market capitalizations. Any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

   Over-the-Counter Market

   The Funds may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Funds invest may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

   Initial Public Offerings ("IPO")

   The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Funds with a small asset base. The impact of IPOs on the Funds' performance likely will decrease as the Funds' asset size increases, which could reduce each Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

   A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

   Foreign Securities

   The Funds may invest in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

   Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

   The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. However, the Funds may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

   Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

   Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

   The Funds may also invest directly in dollar-denominated securities of foreign issuers. In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

   Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

   Currency Risks. To the extent that a Fund invests in foreign securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation, and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The Funds will engage in foreign currency exchange transactions in connection with its portfolio investments. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

Hedging Strategies

   General Description of Hedging Strategies

   Each Fund may engage in hedging activities. NWQ Investment Management Company, LLC ("NWQ"), may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.

   Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that a Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

   The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

   The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

   Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options

   There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

   The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options

   In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the "1934 Act")).

Stock Index Options

   Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

   A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100.

   Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

   A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of NWQ to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

   Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

   An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

   Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

   Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

   A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

   Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

   Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

   As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

   The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on NWQ's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

   For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.

   Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

   The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

      (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

      (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

      (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

      (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

      (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

      (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments

   Foreign Currency Transactions. Each Fund may engage in foreign currency forward contracts, options, and futures transactions. A Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If a Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, a Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, a Fund may segregate assets to cover its futures contracts obligations.

   Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in foreign currency exchange.

   A Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

   A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, a Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, a Fund would not have to exercise its call. Instead, a Fund could acquire in the spot market the amount of foreign currency needed for settlement.

   Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

   In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

   Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. A Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

   Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Swaps, Caps, Collars and Floors

   Swap Agreements

   A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

   Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.


   Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.


   A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

   Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

   Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

   Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

   Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

   Caps, Collars and Floors

   Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Other Investment Policies and Techniques

   Illiquid Securities


   Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to NWQ the day-to-day determination of the illiquidity of any security held by a Fund, although NAM has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NWQ to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

   Short Sales Against the Box

   When NWQ believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. In addition, a Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

   Warrants

   Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

   Delayed-Delivery Transactions

   Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

   Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

   Lending of Portfolio Securities

   Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

   Investment Companies

   Each Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects a Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with a Fund or its investment adviser, may subject the Fund to overlapping fees and expenses that may be payable to the adviser or its affiliates.

MANAGEMENT

   The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is nine, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and eight of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                      Number of
                                                                                     Portfolios
                                     Term of Office                                    in Fund       Other
                      Position(s)    and Length of                                     Complex   Directorships
    Name, Address      Held with    Time Served with      Principal Occupation(s)    Overseen by    Held by
  and Date of Birth      Funds           Trust              During Past 5 Years        Trustee      Trustee
  -----------------   -----------   ----------------      -----------------------    ----------- -------------

Trustees who are not interested persons of the Funds
----------------------------------------------------

Robert P. Bremner       Trustee   Term--Indefinite/(1)/ Private Investor and            155      N/A
333 West Wacker Drive             Length of Service--   Management Consultant.
Chicago, IL 60606                 Since 2003
(8/22/40)

Lawrence H. Brown       Trustee   Term--Indefinite/(1)/ Retired (since 1989) as         155      See Principal
333 West Wacker Drive             Length of             Senior Vice President                    Occupation
Chicago, IL 60606                 Service--             of The Northern Trust                    description
(7/29/34)                         Since 2003            Company; Director (since
                                                        2002) Community Advisory
                                                        Board for Highland Park
                                                        and Highwood, United Way
                                                        of the North Shore.

Jack B. Evans           Trustee   Term--Indefinite/(1)/ President, The Hall-Perrine     155      See Principal
333 West Wacker Drive             Length of Service--   Foundation, a private                    Occupation
Chicago, IL 60606                 Since 1999            philanthropic corporation                description
(10/22/48)                                              (since 1996); Director and
                                                        Vice Chairman, United Fire
                                                        Group, a publicly held
                                                        company; Adjunct Faculty
                                                        Member, University of
                                                        Iowa; Director, Gazette
                                                        Companies; Life Trustee of
                                                        Coe College; Director, Iowa
                                                        College Foundation;
                                                        formerly, Director, Alliant
                                                        Energy; formerly, Director,
                                                        Federal Reserve Bank of
                                                        Chicago; formerly, President
                                                        and Chief Operating
                                                        Officer, SCI Financial
                                                        Group, Inc. (a regional
                                                        financial services firm).

                                                                                       Number of
                                                                                      Portfolios
                                     Term of Office                                     in Fund       Other
                      Position(s)    and Length of                                      Complex   Directorships
    Name, Address      Held with    Time Served with       Principal Occupation(s)    Overseen by    Held by
  and Date of Birth      Funds           Trust               During Past 5 Years        Trustee      Trustee
  -----------------   -----------   ----------------       -----------------------    ----------- -------------

William C. Hunter*      Trustee   Term--Indefinite/(1)/ Dean and Distinguished           155      See Principal
333 West Wacker Drive             Length of Service--   Professor of Finance,                     Occupation
Chicago, IL 60606                 Since 2004            School of Business at the                 description
(3/6/48)                                                University of Connecticut
                                                        (since 2003); previously,
                                                        Senior Vice President and
                                                        Director of Research at the
                                                        Federal Reserve Bank of
                                                        Chicago (1995-2003);
                                                        Director (since 1997), Credit
                                                        Research Center at
                                                        Georgetown University;
                                                        Director (since 2004) of
                                                        Xerox Corporation.

David J. Kundert*       Trustee   Term--Indefinite/(1)/ Retired (since 2004) as          153      See Principal
333 West Wacker Drive             Length of             Chairman, JPMorgan                        Occupation
Chicago, IL 60606                 Service--             Fleming Asset Management,                 description
(10/28/42)                        Since 2005            President and CEO, Banc
                                                        One Investment Advisors
                                                        Corporation, and President,
                                                        One Group Mutual Funds;
                                                        prior thereto, Executive
                                                        Vice President, Bank One
                                                        Corporation and Chairman
                                                        and CEO, Banc One
                                                        Investment Management
                                                        Group; Board of Regents,
                                                        Luther College; currently a
                                                        member of the American
                                                        and Wisconsin Bar
                                                        Associations.

                                                                                      Number of
                                                                                     Portfolios
                                     Term of Office                                    in Fund       Other
                      Position(s)    and Length of                                     Complex   Directorships
    Name, Address      Held with    Time Served with      Principal Occupation(s)    Overseen by    Held by
  and Date of Birth      Funds           Trust              During Past 5 Years        Trustee      Trustee
  -----------------   -----------   ----------------      -----------------------    ----------- -------------

William J. Schneider    Trustee   Term--Indefinite/(1)/ Chairman, formerly, Senior      155      See Principal
333 West Wacker Drive             Length of Service--   Partner and Chief Operating              Occupation
Chicago, IL 60606                 Since 2003            Officer (retired, December               description
(9/24/44)                                               2004) Miller-Valentine
                                                        Partners Ltd., a real estate
                                                        investment company;
                                                        formerly, Vice President,
                                                        Miller-Valentine Realty, a
                                                        construction company;
                                                        Chair of the Finance
                                                        Committee and member of
                                                        the Audit Commitee,
                                                        Premier Health Partners, the
                                                        not-for-profit company of
                                                        Miami Valley Hospital;
                                                        President, Dayton
                                                        Philharmonic Orchestra
                                                        Association; formerly,
                                                        Member, Community
                                                        Advisory Board, National
                                                        City Bank, Dayton, Ohio;
                                                        and Business Advisory
                                                        Council, Cleveland Federal
                                                        Reserve Bank.

Judith M. Stockdale     Trustee   Term--Indefinite/(1)/ Executive Director, Gaylord     155      N/A
333 West Wacker Drive             Length of Service--   and Dorothy Donnelley
Chicago, IL 60606                 Since 2003            Foundation (since 1994);
(12/29/47)                                              prior thereto, Executive
                                                        Director, Great Lakes
                                                        Protection Fund (from 1990
                                                        to 1994).

                                                                                            Number of
                                                                                           Portfolios
                                          Term of Office                                     in Fund       Other
                          Position(s)     and Length of                                      Complex   Directorships
      Name, Address        Held with     Time Served with       Principal Occupation(s)    Overseen by    Held by
    and Date of Birth        Funds            Trust               During Past 5 Years        Trustee      Trustee
    -----------------     -----------    ----------------       -----------------------    ----------- -------------

Eugene S. Sunshine*       Trustee      Term--Indefinite/(1)/ Senior Vice President for        155      See Principal
333 West Wacker Drive                  Length of Service--   Business and Finance,                     Occupation
Chicago, IL 60606                      Since 2005            Northwestern University,                  description
(1/22/50)                                                    (since 1997); Director (since
                                                             2003), Chicago Board of
                                                             Options Exchange; Director
                                                             (since 2003), National
                                                             Mentor Holdings, a
                                                             privately-held, national
                                                             provider of home and
                                                             community-based services;
                                                             Chairman (since 1997),
                                                             Board of Directors,
                                                             Rubicon, pure captive
                                                             insurance company owned
                                                             by Northwestern University;
                                                             Director (since 1997),
                                                             Evanston Chamber of
                                                             Commerce and Evanston
                                                             Inventure, a business
                                                             development organization.

Trustee who is an interested person of the Funds
------------------------------------------------

Timothy R. Schwertfeger** Chairman of  Term--Indefinite/(1)/ Chairman (since 1999) and        155      See Principal
333 West Wacker Drive      the Board   Length of Service--   Trustee (since 1996) of the               Occupation
Chicago, IL 60606          and Trustee Since inception       funds advised by Nuveen                   description
(3/28/49)                                                    Institutional Advisory
                                                             Corp.***; Chairman (since
                                                             1996) and Director of
                                                             Nuveen Investments, Inc.,
                                                             Nuveen Investments, LLC,
                                                             Nuveen Advisory Corp.,
                                                             Nuveen Institutional
                                                             Advisory Corp. and the
                                                             funds advised by Nuveen
                                                             Advisory Corp.***; Director
                                                             (since 1996) of Institutional
                                                             Capital Corporation;
                                                             Chairman and Director
                                                             (since 1997) of Nuveen
                                                             Asset Management;
                                                             Chairman and Director of
                                                             Rittenhouse Asset
                                                             Management, Inc. (since
                                                             1999); Chairman of Nuveen
                                                             Investments Advisers, Inc.
                                                             (since 2002).

--------
  *Trustee Hunter was appointed to the Nuveen Funds' Board in 2004. Trustees
   Kundert and Sunshine were appointed to the Nuveen Funds' Board in 2005. **"Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, Nuveen Asset Management, Inc. ("NAM")
***Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005. /(1)/Trustees serve an indefinite term until his/her successor is elected.

   The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Fund receive no compensation from the Fund. The terms of office of all officers will expire in July 2006.



                                                                                                       Number of
                                             Term of                                                 Portfolios in
                                           Office and                                                    Fund
                                            Length of                                                   Complex
    Name, Address       Position(s) Held   Time Served            Principal Occupation(s)              Served by
  and Date of Birth        with Funds      with Trust               During Past 5 Years                 Officer
  -----------------     ----------------   -----------            -----------------------            -------------

Officers of the Funds
---------------------

Gifford R. Zimmerman  Chief Administrative Term--Until Managing Director (since 2002), Assistant         155
333 West Wacker Drive  Officer             July 2006   Secretary and Associate General Counsel,
Chicago, IL 60606                          Length of   formerly, Vice President and Assistant
(9/9/56)                                   Service--   General Counsel, of Nuveen Investments,
                                           Since       LLC; Managing Director (since 2002),
                                           inception   General Counsel (since 1998) and Assistant
                                                       Secretary, formerly, Vice President of
                                                       Nuveen Advisory Corp. and Nuveen
                                                       Institutional Advisory Corp.*; Managing
                                                       Director (since 2002), Associate General
                                                       Counsel and Assistant Secretary, formerly,
                                                       Vice President (since 2000) of Nuveen Asset
                                                       Management; Assistant Secretary of NWQ
                                                       Investment Management Company, LLC
                                                       (since 2002); Vice President and Assistant
                                                       Secretary of Nuveen Investments Advisers
                                                       Inc. (since 2002); Managing Director,
                                                       Associate General Counsel and Assistant
                                                       Secretary of Rittenhouse Asset Management,
                                                       Inc. (since 2003); Managing Director (since
                                                       2004) and Assistant Secretary (since 1994) of
                                                       Nuveen Investments, Inc.; Chartered
                                                       Financial Analyst.

Julia L. Antonatos    Vice President       Term--Until Managing Director (since 2005), formerly,         155
333 West Wacker Drive                      July 2006   Vice President (since 2002); formerly,
Chicago, IL 60606                          Length of   Assistant Vice President (since 2000) of
(9/22/63)                                  Service--   Nuveen Investments, LLC; Chartered
                                           Since 2004  Financial Analyst.

Michael T. Atkinson   Vice President       Term--Until Vice President (since 2002); formerly,            155
333 West Wacker Drive                      July 2006   Assistant Vice President (since 2000) of
Chicago, IL 60606                          Length of   Nuveen Investments, LLC.
(2/3/66)                                   Service--
                                           Since 2002

                                                                                                       Number of
                                           Term of                                                   Portfolios in
                                         Office and                                                      Fund
                                          Length of                                                     Complex
    Name, Address      Position(s) Held  Time Served             Principal Occupation(s)               Served by
  and Date of Birth       with Funds     with Trust                During Past 5 Years                  Officer
  -----------------    ----------------  -----------             -----------------------             -------------

Peter H. D'Arrigo     Vice President and Term--Until Vice President of Nuveen Investments, LLC            155
333 West Wacker Drive  Treasurer         July 2006   (since 1999); Vice President and Treasurer
Chicago, IL 60606                        Length of   (since 1999) of Nuveen Investments, Inc.;
(11/28/67)                               Service--   Vice President and Treasurer (1999-2004) of
                                         Since       Nuveen Advisory Corp. and Nuveen
                                         inception   Institutional Advisory Corp.*; Vice President
                                                     and Treasurer of Nuveen Asset Management
                                                     (since 2002) and of Nuveen Investments
                                                     Advisers Inc. (since 2002); Assistant Treasurer
                                                     of NWQ Investment Management Company,
                                                     LLC. (since 2002); Vice President and
                                                     Treasurer of Rittenhouse Asset Management,
                                                     Inc. (since 2003); Chartered Financial Analyst.

Jessica R. Droeger    Vice President and Term--Until Vice President (since 2002) Assistant                155
333 West Wacker Drive  Secretary         July 2006   Secretary and Assistant General Counsel
Chicago, IL 60606                        Length of   (since 1998) formerly, Assistant Vice
(9/24/64)                                Service--   President (since 1998) of Nuveen
                                         Since 1998  Investments, LLC; Vice President (2002-2004)
                                                     and Assistant Secretary (1998-2004) formerly,
                                                     Assistant Vice President of Nuveen Advisory
                                                     Corp. and Nuveen Institutional Advisory
                                                     Corp.*; Vice President and Assistant Secretary
                                                     (since 2005) of Nuveen Asset Management.

Lorna C. Ferguson     Vice President     Term--Until Managing Director (since 2004), formerly             155
333 West Wacker Drive                    July 2006   Vice President of Nuveen Investments, LLC;
Chicago, IL 60606                        Length of   Managing Director (2004), formerly Vice
(10/24/45)                               Service--   President (1998-2004) of Nuveen Advisory
                                         Since       Corp. and Nuveen Institutional Advisory
                                         inception   Corp.*; Managing Director (since 2005) of
                                                     Nuveen Asset Management.

William M. Fitzgerald Vice President     Term--Until Managing Director (since 2002) formerly,             155
333 West Wacker Drive                    July 2006   Vice President of Nuveen Investments, LLC;
Chicago, IL 60606                        Length of   Managing Director (since 1997) of Nuveen
(3/2/64)                                 Service--   Advisory Corp. and Nuveen Institutional
                                         Since       Advisory Corp.*; Managing Director of
                                         inception   Nuveen Asset Management (since 2001);
                                                     Vice President of Nuveen Investments
                                                     Advisers, Inc. (since 2002); Chartered
                                                     Financial Analyst.

Stephen D. Foy        Vice President and Term--Until Vice President (since 1993) and Funds                155
333 West Wacker Drive  Controller        July 2006   Controller (since 1998) of Nuveen
Chicago, IL 60606                        Length of   Investments, LLC; formerly, Vice President
(5/31/54)                                Service--   and Funds Controller of Nuveen
                                         Since       Investments, Inc. (1998-2004); Certified
                                         inception   Public Accountant.

                                                                                                      Number of
                                             Term of                                                Portfolios in
                                           Office and                                                   Fund
                                            Length of                                                  Complex
    Name, Address       Position(s) Held   Time Served           Principal Occupation(s)              Served by
  and Date of Birth        with Funds      with Trust              During Past 5 Years                 Officer
  -----------------     ----------------   -----------           -----------------------            -------------

James D. Grassi       Vice President and   Term--Until Vice President and Deputy Director of            155
333 West Wacker Drive  Chief Compliance    July 2006   Compliance (since 2004) of Nuveen
Chicago, IL 60606      Officer             Length of   Investments, LLC, Nuveen Investments
(4/13/56)                                  Service--   Advisers Inc., Nuveen Asset Management,
                                           Since 2004  Nuveen Advisory Corp., Nuveen Institutional
                                                       Advisory Corp.* and Rittenhouse Asset
                                                       Management, Inc.; formerly, Senior Attorney
                                                       (1994-2004), The Northern Trust Company.

David J. Lamb         Vice President       Term--Until Vice President of Nuveen Investments, LLC        155
333 West Wacker Drive                      July 2006   (since 2000); Certified Public Accountant.
Chicago, IL 60606                          Length of
(3/22/63)                                  Service--
                                           Since
                                           inception

Tina M. Lazar         Vice President       Term--Until Vice President of Nuveen Investments, LLC        155
333 West Wacker Drive                      July 2006   (since 1999).
Chicago, IL 60606                          Length of
(6/27/61)                                  Service--
                                           Since 2002

Larry W. Martin       Vice President and   Term--Until Vice President, Assistant Secretary and          155
333 West Wacker Drive  Assistant Secretary July 2006   Assistant General Counsel of Nuveen
Chicago, IL 60606                          Length of   Investments, LLC; Vice President and
(7/27/51)                                  Service--   Assistant Secretary of Nuveen Advisory Corp.
                                           (1998-2004) and Nuveen Institutional Advisory Corp.*;
                                                       Vice President (since 2005) and Assistant
                                                       Secretary of Nuveen Investments, Inc.; Vice
                                                       President (since 2005) and Assistant
                                                       Secretary (since 1997) of Nuveen Asset
                                                       Management; Vice President (since 2000),
                                                       Assistant Secretary and Assistant General
                                                       Counsel (since 1998) of Rittenhouse Asset
                                                       Management, Inc.; Vice President and
                                                       Assistant Secretary of Nuveen Investments
                                                       Advisers Inc. (since 2002); Assistant
                                                       Secretary of NWQ Investment Management
                                                       Company, LLC (since 2002).

--------
  *Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

   The Trustees of the Trust are directors or trustees, as the case may be, of 155 open-end and closed-end funds, except Mr. Kundert is director or trustee of 153 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates.

   The Trustees of the Trust are directors or trustees, as the case may be, of 155 open-end and closed-end funds, except Mr. Kundert is director or trustee of 153 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates.

   The following table shows, for each Trustee who is not affiliated with Nuveen or NAM, (1) the aggregate compensation paid by the Trust for its fiscal year ended June 30, 2005, (2) pension or retirement accrued as part of Trust expenses, (3) estimated annual benefits upon retirement, and (4) the total compensation paid by the Nuveen funds during the fiscal year ended June 30, 2005. The Trust has no retirement or pension plans.



                                                                   Total
                                                   Amount of   Compensation
                                     Aggregate       Total      From Funds
                                    Compensation Compensation    and Fund
                                      From the   that Has Been Complex Paid
   Name of Person, Position           Trust/1/    Deferred/2/  to Trustees/3/
   ------------------------         ------------ ------------- -------------
   Timothy R. Schwertfeger, Trustee     $--           $--        $     --
   Robert P. Bremner, Trustee......       6            --         116,250
   Lawrence H. Brown, Trustee......       4            --         112,250
   Jack B. Evans, Trustee..........       6            --         118,625
   William C. Hunter, Trustee/4/...       3            --         101,750
   David J. Kundert, Trustee/5/....       3            --          15,810
   William J. Schneider, Trustee...       6            --         113,000
   Judith M. Stockdale, Trustee....       4            --         103,100
   Eugene S. Sunshine, Trustee/5/..       3            --          17,310

--------

/1/The compensation paid to the independent trustees for the fiscal year ended
   June 30, 2005 for services to the Trust.

/2/Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

 /3/Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending June 30, 2005 for services to the open-end and closed-end funds.


/4/Trustee Hunter was appointed to the Board of Trustees of the Nuveen funds in 2004.

/5/Trustees Kundert and Sunshine were appointed to the Board of Trustees of the Nuveen funds in 2005.

   The Funds have no employees. Their officers are compensated by Nuveen Investments, Inc. or their affiliates. The Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund are additional series of the Nuveen Investment Trust.

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004:

                                                                       Aggregate Dollar Range of
                        Dollar Range of Equity Securities in the Funds Equity Securities in All
                        ----------------------------------------------   Registered Investment
                                                         NWQ Value       Companies Overseen by
                        NWQ Small-Cap    NWQ Global    Opportunities     Trustee in Family of
    Name of Trustee      Value Fund      Value Fund        Fund          Investment Companies
    ---------------     -------------    ----------    -------------   -------------------------
Robert P. Bremner......      $0              $0             $0                Over $100,000
Lawrence H. Brown......      $0              $0             $0                Over $100,000
Jack B. Evans..........      $0              $0             $0                Over $100,000
William C. Hunter......      $0              $0             $0              $10,001-$50,000
David J. Kundert*......      $0              $0             $0                           $0
William J. Schneider...      $0              $0             $0                Over $100,000
Timothy R. Schwertfeger      $0              $0             $0                Over $100,000
Judith M. Stockdale....      $0              $0             $0                Over $100,000
Eugene S. Sunshine*....      $0              $0             $0              $10,001-$50,000

--------
  *Mr. Kundert and Mr. Sunshine did not serve on the Board as of December 31, 2004.

   The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NAM, NWQ, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, NWQ or Nuveen.

Compensation

   The trustee affiliated with Nuveen and NAM serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NAM ("Independent Trustees") as of January 1, 2005 receive a $85,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee or Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required, $500 per day for Compliance, Risk Management and Regulatory Oversight Committee attendance by telephone or in person where in-person attendance is not required and $750 per day for Audit Committee attendance by telephone or in-person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other Committee meetings (including ad hoc Committee meetings and Shareholder meetings) on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk

Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

   Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program. The independent trustees of the funds managed by NAM are eligible to participate in the matching contribution portion of the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.


   As of October 26, 2005, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund.



                                                                      Percentage
                                                                      of Record
Name of Fund and Class          Name and Address of Owner             Ownership
----------------------          -------------------------             ----------
Nuveen NWQ Small-Cap Value Fund
   Class A Shares.............. NFS LLC FEBO                            52.96%
                                The Children's Home Foundation
                                Mutual Funds
                                PO BOX 2449
                                Lubbock, TX 79408-2449

                                Merrill Lynch, Pierce, Fenner & Smith   10.29%
                                For the benefit of its customers
                                ATTN Fund Administration
                                4800 Deer Lake Drive E FL 3
                                Jacksonville, FL 32246-6484

                                First Clearing, LLC                      7.87%
                                Shea L Teague &
                                H. Wilson Teague TTEES
                                585 19th Avenue Dr NW
                                Hickory, NC 28601-1279

Nuveen NWQ Small-Cap Value Fund
   Class B Shares.............. First Clearing, LLC                     14.74%
                                Louis Filice R/O IRA
                                FCC as Custodian
                                44 Madison Ave.
                                Pleasantville, NY 10570-3250

                                Merrill Lynch, Pierce, Fenner & Smith   47.61%
                                For the sole benefit of its customers
                                ATTN Fund Administration SEC 970C6
                                4800 Deer Lake Drive E FL 3
                                Jacksonville, FL 32246-6484

                                                                      Percentage
                                                                      of Record
Name of Fund and Class          Name and Address of Owner             Ownership
----------------------          -------------------------             ----------
                                First Clearing, LLC                      6.73%
                                Natalie Cooper Rosenthal IRA
                                47 Fairfield Dr.
                                Short Hills, NJ 07078-1704

                                First Clearing, LLC                     13.33%
                                John E. Brown (IRA)
                                FCC as Custodian
                                1027 Lawndale Dr.
                                Tallmadge, OH 44278-3230

                                First Clearing, LLC                      6.66%
                                Robert M. Underation R/O (IRA)
                                5797 Regay Drive
                                Akron, OH 44319-5145

                                First Clearing, LLC                      7.20%
                                Kevin E. Dailey (IRA)
                                FCC as Custodian
                                2370 Friars Gate Dr.
                                Lawrenceville, GA 30043

Nuveen NWQ Small-Cap Value Fund
   Class C Shares.............. UBS Financial Services Inc FBO           8.40%
                                S. Scott Leonard
                                4136 Country Club Circle
                                Virginia Beach, VA 23455-4412

                                Pershing LLC                             7.22%
                                P.O. Box 2052
                                Jersey City, NJ 07303-2052

                                Merrill Lynch, Pierce, Fenner & Smith   55.09%
                                For the benefit of its customers
                                ATTN Fund Administration SEC 974T2
                                4800 Deer Lake Drive E FL 3
                                Jacksonville, FL 32246-6484

Nuveen NWQ Small-Cap Value Fund
   Class R Shares.............. Nuveen Investments Inc.                 99.81%
                                333 West Wacker Dr.
                                Chicago, IL 60606-1220

                                                                          Percentage
                                                                          of Record
Name of Fund and Class              Name and Address of Owner             Ownership
----------------------              -------------------------             ----------
Nuveen NWQ Value Opportunities Fund
   Class A Shares.................. NFS LLC FEBO                             6.04%
                                    Letitia Y. Antosz
                                    Phyllis Antosz
                                    4805 Valley Rise
                                    White Lake, MI 48383-2156

                                    Merrill Lynch, Pierce, Fenner & Smith   25.81%
                                    For the benefit of its customers
                                    ATTN Fund Administration
                                    4800 Deer Lake Drive E FL 3
                                    Jacksonville, FL 32246-6484

                                    First Clearing, LLC                      6.31%
                                    Shea L Teague &
                                    H. Wilson Teague TTEES
                                    585 19th Avenue Dr NW
                                    Hickory, NC 28601-1279

Nuveen NWQ Value Opportunities Fund
   Class B Shares.................. Mekyung Yoo TOD                          6.77%
                                    Dongsoo Lee You
                                    Subject to STA TOD Rules
                                    8352 Grayson Grove St
                                    Montgomery AL 36117-8423

                                    First Clearing, LLC                      5.47%
                                    Frank Carson SEP IRA
                                    FCC as Custodian
                                    2705 Illinois St
                                    Bedford IN 47421-5223

                                    First Clearing, LLC                      5.61%
                                    Matthew Barry (SEP IRA)
                                    4653 North Ridge Dr
                                    Akron OH 44333-4701

                                    First Clearing, LLC                     19.23%
                                    John E. Brown (IRA)
                                    FCC as Custodian
                                    1027 Lawndale Dr.
                                    Tallmadge, OH 44278-3230

                                    First Clearing, LLC                      6.41%
                                    Robert M. Underation R/O (IRA)
                                    5797 Regay Drive
                                    Akron, OH 44319-5145

                                                                          Percentage
                                                                          of Record
Name of Fund and Class              Name and Address of Owner             Ownership
----------------------              -------------------------             ----------
                                    First Clearing, LLC                      6.56%
                                    Harry Monk IRA
                                    FCC as Custodian
                                    1942 Olympic Drive
                                    Vernon Hills IL 60061

                                    First Clearing, LLC                      6.56%
                                    Tariq Nazeer IRA
                                    FCC as Custodian
                                    2 South 633 Park Blvd
                                    Glen Ellyn IL 60137

                                    First Clearing, LLC                     13.12%
                                    Sarjit S Sikand
                                    7221 N. Keating
                                    Lincolnwood IL 60712

                                    First Clearing, LLC                      6.56%
                                    DVA LTD Money Purchase Pension
                                    2 South 633 Park Blvd
                                    Glen Ellyn IL 60137

                                    First Clearing, LLC                      6.56%
                                    Chandrakant K Patel IRA
                                    1612 East Canterbury Drive
                                    Arlington Hghts IL 60004

Nuveen NWQ Value Opportunities Fund
   Class C Shares.................. Merrill Lynch, Pierce, Fenner & Smith   31.37%
                                    For the benefit of its customers
                                    ATTN Fund Administration
                                    4800 Deer Lake Drive E FL 3
                                    Jacksonville, FL 32246-6484

Nuveen NWQ Value Opportunities Fund
   Class R Shares.................. Nuveen Investments Inc.                 96.85%
                                    333 West Wacker Dr.
                                    Chicago, IL 60606-1220

Nuveen NWQ Global Value Fund
   Class A Shares.................. Prudential Investment Management        16.60%
                                    FBO Mutual Fund Clients
                                    ATTN Pruchoice Unit
                                    Mail Stop 194-201
                                    194 Wood Ave S
                                    Iselin NJ 08830-2710

                                                                 Percentage
                                                                 of Record
     Name of Fund and Class       Name and Address of Owner      Ownership
     ----------------------       -------------------------      ----------
                                  State Street Bank & Trust        18.04%
                                  Cust for the IRA of
                                  Patricia A Love
                                  3838 Turnberry Cir
                                  Uniontown OH 44685-8814

                                  First Clearing, LLC              18.31%
                                  Shea L Teague &
                                  H. Wilson Teague TTEES
                                  585 19th Avenue Dr NW
                                  Hickory, NC 28601-1279

                                  Wells Fargo Investments LLC       6.36%
                                  625 Marquette Ave S 13th Floor
                                  Minneapolis MN 55402-2308

                                  First Clearing, LLC              20.67%
                                  Felix D Huerta R/O IRA
                                  FCC as Custodian
                                  DMA Account
                                  4115 Luckenbach Rd
                                  San Antonio, TX 78251-4305

     Nuveen NWQ Global Value Fund
        Class B Shares........... First Clearing, LLC              24.35%
                                  Natalie Cooper Rosenthal IRA
                                  47 Fairfield Dr
                                  Short Hills NJ 07078-1704

                                  First Clearing, LLC              10.44%
                                  Michelle E Staton Cust for
                                  Alexis L Staton
                                  236 Williams Gate Ct
                                  Winston Salem NC 27107-2010

                                  First Clearing, LLC              14.46%
                                  Natalie Cooper Rosenthal
                                  47 Fairfield Dr
                                  Short Hills NJ 07078-1704

                                  First Clearing, LLC              20.50%
                                  Mary S Mccarthy (IRA)
                                  FCC as Custodian
                                  1417 Bella Vista Dr
                                  Dallas TX 75218

                                                                    Percentage
                                                                    of Record
 Name of Fund and Class       Name and Address of Owner             Ownership
 ----------------------       -------------------------             ----------
 Nuveen NWQ Global Value Fund
    Class C Shares........... Marilyn C Mills TTEE                     6.91%
                              Marilyn C Mills LIV Trust
                              5805 W Harmon Ave SPC 180
                              Las Vegas NV 89103-4857

                              Dale A Mclaughlin                        6.82%
                              1031 S Gulley Rd
                              Dearborn MI 48124-1234

                              Merrill Lynch, Pierce, Fenner & Smith   28.29%
                              For the benefit of its customers
                              ATTN Fund Administration
                              4800 Deer Lake Drive E FL 3
                              Jacksonville, FL 32246-6484

                              First Clearing, LLC                      9.80%
                              Barbara Chepy (IRA)
                              FCC as Custodian
                              2222 Brittany Pointe Estates
                              Lansdale PA 19446-6533

 Nuveen NWQ Global Value Fund
    Class R Shares........... Nuveen Investments Inc.                 99.86%
                              333 West Wacker Dr.
                              Chicago, IL 60606-1220


Committees

   The Board of Trustees of the Funds has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.


   Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of each Fund's Board of Trustees. Each Fund's Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended June 30, 2005, the Executive Committee did not meet.

   The Dividend Committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. During the fiscal year ended June 30, 2005, the Dividend Committee met four times.

   The Audit Committee monitors the accounting and reporting policies and practices of each Fund, the quality and integrity of the financial statements of each Fund, compliance by each Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown, William J. Schneider and Eugene S. Sunshine, trustees of each Fund who are not interested persons of each Fund. During the fiscal year ended June 30, 2005, the Audit Committee met four times.

   Nomination of those trustees who are not "interested persons" of each Fund is committed to a Nominating and Governance Committee composed of the trustees who are not "interested persons" of each Fund. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine. During the fiscal year ended June 30, 2005, the Nominating and Governance Committee met five times.

   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended June 30, 2005, the Compliance, Risk Management and Regulatory Oversight Committee met four times.


Approval of Advisory Agreements

   The independent trustees of the Funds approved the investment advisory and sub-advisory agreements between each Fund and NAM and NWQ, respectively (collectively, the "Nuveen Advisers"). The trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the investment performance the advisers; (c) the adviser's and the sub-advisers' cost in providing their services; (d) the extent to which the adviser and each sub-adviser realizes economics of scale as the Fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.

   Nature and Quality of Services. In evaluating the nature and quality of the Nuveen Advisers' services, the trustees reviewed narrative and statistical information concerning the types of services that both NAM and NWQ currently provide to other Nuveen Funds, NAM's and NWQ's performance record with other funds and managed separate accounts they advise, and the performance of comparable, unaffiliated funds. In particular, the trustees took into account the following, among other things: a description of the investment advisory and other services expected to be provided to the Funds by NAM and NWQ or their affiliates; information describing the Nuveen organization, including investment management personnel and available resources, and each department's responsibilities. The trustees noted that their prior experience with NAM and NWQ (and their site visit to NWQ in May 2004), due to their service to other Nuveen Funds, had given the trustees a good understanding of the operations and capabilities of NAM and NWQ.

   Fees, Expenses and Profitability. In evaluating the management fees and expenses that the Funds are expected to bear the trustees considered the Fund's management fee, the sub-advisory fee arrangements and the Fund's expected expense ratios and compared such fees and expenses to those of comparable Funds. The trustees also considered the ratio of NAM's and NWQ's fees to their costs and the amount of their profit in relation to the nature and quality of services rendered. The trustees also had taken into account NAM's and NWQ's cost of providing services to determine whether their compensation is fair and reasonable and considered NAM's and NWQ's expense allocation methodology. In evaluating the reasonableness of NAM's and NWQ's compensation, the trustees considered the following information, among other things: (a) statements of NAM's and NWQ's revenues, costs, and profits from furnishing all services to other Nuveen Funds; (b) the nature and amount of any indirect benefits NAM and NWQ and their affiliates are expected to receive that are directly attributable to their management of the Funds, if any; (c) the nature of any benefits (such as research) the Nuveen Advisers may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; and (e) data with respect to the expected expense ratios of the Funds and comparable investment companies.

   The trustees also considered NAM's and NWQ's expected fee/expense ratios and profitability margins and considered how they compare to those of advisers to funds with similar investment objectives and performance records, to the extent possible and in light of all of the surrounding facts and circumstances. In addition, the trustees reviewed the fee levels of unaffiliated funds and separate managed accounts advised by NWQ. The trustees also considered NAM's commitment to waive fees and reimburse expenses to satisfy the expense limitations set forth in the prospectus. The trustees also reviewed the expected payments to NAM and NWQ or their affiliates under Rule 12b-1 plans in determining the appropriateness of the Funds' advisory fees.

   Economies of Scale. The trustees reviewed economies of scale, including the breakpoints in the Funds' advisory fees. In its review of the costs and profitability to the Nuveen Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Funds' assets grow. Accordingly, to help ensure that shareholders share in these benefits, the trustees approved a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of the Nuveen Advisers as asset levels grow, and the funds covered by the arrangement. The trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided.

   The trustees did not identify any single factor discussed above as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that NAM and NWQ's fees are reasonable in light of the services provided to each Fund and that the NAM investment advisory agreement and the NWQ sub-advisory agreement should be approved.

   Subsequent to the above approval, the Board met on May 10-12, 2005 to consider, among other things, approval of the advisory and sub-advisory agreements between each Fund and NAM and NWQ following the divesture of The St. Paul Travelers Companies Inc.'s ("St. Paul Travelers") interest in Nuveen Investments.

   Nuveen Investments, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul Travelers earlier this year announced its intention to divest its equity stake in Nuveen Investments. Nuveen Investments is the parent of NAM. Pursuant to a series of transactions, St. Paul Travelers has begun to reduce its interest in Nuveen Investments which will ultimately result in a change of control of Nuveen Investments and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Management Agreement on substantially identical terms to the existing Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul Travelers' interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul Travelers transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen Investments to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul Travelers' divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

   In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and NWQ. NWQ is a wholly-owned subsidiary of Nuveen Investments. Accordingly, the change of control of Nuveen Investments would also result in a change of control of NWQ resulting in the automatic termination of the Original Sub-Advisory Agreement with NWQ. The Board therefore considered approval of a New Sub-Advisory Agreement with NWQ in light of the anticipated change of control. More specifically, the Board considered approval of the New Sub-Advisory Agreement with each Fund on substantially identical terms as the respective existing Sub-Advisory Agreement, to take effect after the change of control has occurred. In reviewing the impact of the St. Paul Travelers divesture on NWQ, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul Travelers divestiture would not affect the nature and quality of services provided by NWQ, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of NWQ. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of NWQ as sub-adviser would continue to apply following the change in control.

Proxy Voting Procedures

   Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

   A member of each Fund's management team is responsible for oversight of the Fund's proxy voting process. With regard to equity securities and taxable-fixed income securities, NWQ has engaged the services of Institutional Shareholder Services, Inc., ("ISS") to make recommendations to each of them on the voting of proxies relating to securities held by each Fund and managed by the sub-adviser. ISS provides voting recommendations based upon established guidelines and practices. NWQ reviews ISS recommendations and frequently follow the ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when they believe that specific ISS recommendations are not in the best economic interest of the applicable Fund. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee.

   NWQ has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on NWQ's general voting policies.

   When required by applicable regulations, information regarding how each Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

FUND MANAGER AND SUB-ADVISERS

Fund Manager

   NAM acts as the manager of each Fund, with responsibility for the overall management of each Fund. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For each Fund, NAM has entered into a Sub-Advisory Agreement with NWQ under which NWQ, subject to NAM's supervision, manages the Fund's investment portfolio. NAM is also responsible for managing the Funds' business affairs and providing day-to-day administrative services to the Funds. For additional information regarding the management services performed by NAM and NWQ, see "Who Manages the Funds" in the Prospectus.


   NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of Nuveen Investments, Inc. which is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc., a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.


   For the fund management services and facilities furnished by NAM, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Funds." In addition NAM agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds.


   Each fund's management fee is divided into two components--a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, initiated August 1, 2004, the funds' effective management fees were reduced by approximately .0102% as of September 30, 2005.


   Each Fund's management fee will equal the sum of a fund-level fee and a complex-level fee.

   Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as follows:


                 Average Daily Net Assets       Fund-Level Fee
                 ------------------------       --------------
                 For the first $125 million....     .8000%
                 For the next $125 million.....     .7875%
                 For the next $250 million.....     .7750%
                 For the next $500 million.....     .7625%
                 For the next $1 billion.......     .7500%
                 For net assets over $2 billion     .7250%

   The following tables set forth the management fees (net of expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NAM for the specified period.



                                    Amount of Management Fees   Amount of Fees Waived
                                         (Net of Expense                 and
                                     Reimbursements by NAM)   Expenses Reimbursed by NAM
                                    ------------------------- --------------------------
                                            12/09/04-                 12/09/04-
                                             6/30/05                   6/30/05
                                    ------------------------- --------------------------
Nuveen NWQ Small-Cap Value Fund....            $--                     $15,506
Nuveen NWQ Global Value Fund.......             --                      13,133
Nuveen NWQ Value Opportunities Fund             --                      18,362


   The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

                                                  Complex-Level
                 Complex-Level Assets/(1)/          Fee Rate
                 -------------------------        -------------
                 First $55 billion...............     .2000%
                 Next $1 billion.................     .1800%
                 Next $1 billion.................     .1600%
                 Next $3 billion.................     .1425%
                 Next $3 billion.................     .1325%
                 Next $3 billion.................     .1250%
                 Next $5 billion.................     .1200%
                 Next $5 billion.................     .1175%
                 Next $15 billion................     .1150%
                 For Assets over $91 billion/(2)/     .1400%

/(1)/The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

/(2)/With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

   In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

   The Funds, the other Nuveen funds, NAM, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Advisers


   NAM has selected NWQ, 2049 Century Park East, 16th Floor, Los Angeles, California 90067, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the Funds. NWQ manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of NAM. Nuveen Investments, Inc., purchased NWQ on August 1, 2002. NWQ is organized as a member-managed Delaware limited liability company, and its sole managing member is Nuveen Investments, Inc.

   Prior to its purchase by Nuveen Investments, Inc., NWQ was owned by Old Mutual (US) Holdings, Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed over $40 billion in assets as of September 30, 2005.

   Out of the fund management fee, NAM pays NWQ a portfolio management fee equal to 50% of the advisory fee paid to NAM for its services to the Funds (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Funds).


   NWQ provides continuous advice and recommendations concerning the Funds' investments, and is responsible for selecting the broker/dealers who execute the transactions of the Funds.


   The following table sets forth the fees paid by NAM to NWQ for its services for the specified period.



                                             Amount Paid by NAM to NWQ
         -                                   -------------------------
                                                 12/09/04-6/30/05
         -                                   -------------------------
         Nuveen NWQ Small-Cap Value Fund....           $ 95
         Nuveen NWQ Global Value Fund.......            845
         Nuveen NWQ Value Opportunities Fund             40


Portfolio Managers

   Unless otherwise indicated, the information below is provided as of the date of this SAI.

   The following individuals have primary responsibility for the day-to-day implementation of investment strategies of the Global Value Fund, Small-Cap Fund and Value Opportunities Fund:

              Name                   Fund
              Paul J. Hechmer        NWQ Global Value Fund
              Mark A. Morris         NWQ Global Value Fund
              Gregg S. Tenser, CFA   NWQ Global Value Fund
              Phyllis G. Thomas, CFA NWQ Small-Cap Value Fund
              David B. Iben, CFA     NWQ Value Opportunities Fund

   Other Accounts Managed. In addition to managing the funds, certain portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of September 30, 2005 unless otherwise indicated:



                                                        Number of
Portfolio Manager          Type of Account Managed      Accounts*     Assets
-----------------      -------------------------------- --------- ---------------
Paul J. Hechmer....... Registered Investment Company         5    $206.74 Million
                       Other Pooled Investment Vehicles      1     $39.18 Million
                       Other Accounts                      230     $6.179 Billion
Mark A. Morris........ Registered Investment Company         1    $105.35 Million
                       Other Pooled Investment Vehicles      2     $61.79 Million
                       Other Accounts                        5    $281.37 Million
Gregg S. Tenser, CFA.. Registered Investment Company         1    $105.35 Million
                       Other Pooled Investment Vehicles      2     $61.79 Million
                       Other Accounts                        5    $281.37 Million
Phyllis G. Thomas, CFA Registered Investment Company         3     $18.11 Million
                       Other Pooled Investment Vehicles      0                 $0
                       Other Accounts                       18    $613.45 Million
David B. Iben, CFA.... Registered Investment Company         3    $471.57 Million
                       Other Pooled Investment Vehicles      0                 $0
                       Other Accounts                      119     $2.284 Billion

* For purposes of this column, separately managed account programs for which NWQ provides management are reported as one account per investment strategy.


   None of the assets in these accounts are subject to an advisory fee based on performance.


   Compensation. NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

   The total compensation package includes the availability of an equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. NWQ is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

   Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

  . The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
  . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.
  . With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
  . The Funds are subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Funds may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

   NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


   Beneficial Ownership of Securities. As of the date of the Statement of Additional Information, no portfolio manager beneficially owns any stock issued by the Fund he manages or co-manages.


PORTFOLIO TRANSACTIONS

   NWQ is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NWQ to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers.

   Commissions will be paid on the Funds' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


   In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NWQ or the Funds. NWQ believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to NAM under the Management Agreement or the subadvisory fees paid by NAM to NWQ under the Sub-Advisory Agreement is not reduced as a result of receipt by NWQ of research services.


   NWQ places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Funds effect their securities transactions may be used by NWQ in servicing all of its accounts; not all of such services may be used by NWQ in connection with the Funds. NWQ believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NWQ believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NWQ seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NWQ are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.


   The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the specified period.


                                                Aggregate Amount of
                                                Brokerage Commission
                                                --------------------
                                                     12/09/04-
                                                      6/30/05
                                                --------------------
            Nuveen NWQ Small-Cap Value Fund....        $6,027
            Nuveen NWQ Global Value Fund.......         1,511
            Nuveen NWQ Value Opportunities Fund         6,362

   During the period December 9, 2004 (commencement of operations) through June 30, 2005, the Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ Global Value Fund and Nuveen NWQ Value Opportunities Fund paid to brokers as commissions in return for research services $4,323, $482 and $4,642, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $1,675,014, $641,435 and $1,909,989, respectively.

   The Funds have acquired during the period December 9, 2004 (commencement of operations) through June 30, 2005 the securities of their regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of close of the period ended December 9, 2004 (commencement of operations) through June 30, 2005.




                                                                       Aggregate Fund
                                                                        Holdings of
                                                                       Broker/Dealer
                                                                         or Parent
                                                                           (as of
Fund                     Broker/Dealer                 Issuer          June 30, 2005)
----              --------------------------- ------------------------ --------------
Nuveen NWQ        Citigroup Global            Citigroup Inc.              $41,607
Global Value Fund Markets Inc.
                  J.P. Morgan Securities Inc. J.P. Morgan Chase & Co.,     35,320


   Under the Investment Company Act of 1940, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

   Each Fund's net asset value per share is determined separately for each class of the applicable Fund's shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liabilities) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Prices of certain U.S.-traded American Depositary Receipts (ADRs) held by the funds that trade in only limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the NYSE. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.


   Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.


   Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

   If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

TAX MATTERS

Federal Income Tax Matters


   The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.

   This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.


   Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.


   Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at new capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.


   If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.


   Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

   Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.


   Deductibility of Portfolio Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

PERFORMANCE INFORMATION

   Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

   In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield=2 [ ( a - b  + 1 )/6/ - 1]
                                    -----
                                     cd

   In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

   The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

   Each Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e., the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

   The formula for beta is given by:

Beta = SUM A * B / C

where

        A = (X\\i-\\X), i=1,..., N
        B = (Y\\i-\\Y), i=1,..., N
        C = SUM (X\\i-\\X)/2/, i=1,..., N
        X\\i\\ = Security Return in period i
        Y\\i\\ = Market Return in period i
        X = Average of all observations X\\i\\
        Y = Average of all observations Y\\i\\
        N = Number of observations in the measurement period

   All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

   The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

   The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

   Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\D\\

Where:

      P = a hypothetical initial payment of $1,000.

      T = average annual total return (after taxes on distributions).

      n = number of years.

       ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\DR\\

Where:

      P = a hypothetical initial payment of $1,000.

      T = average annual total return (after taxes on distributions and redemption).

      n = number of years.

       ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.

   From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

   The risk level for a class of shares of a Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

   The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

   Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

   In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

   There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

   Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares as described below.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.


   The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan, and $250 for accounts opened through fee-based programs).

   The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.


Class A Shares


   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 2005 of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                            Nuveen NWQ     Nuveen NWQ      Nuveen NWQ
                                          Small-Cap Value Global Value Value Opportunities
                                               Fund           Fund            Fund
                                          --------------- ------------ -------------------
Net Asset Value per share................     $20.84         $20.71          $21.07
Per Share Sales Charge--5.75% of public
  offering price (6.09%, 6.08% and 6.12%,
  respectively, of net asset value per
  share).................................       1.27           1.26            1.29
                                              ------         ------          ------
Per Share Offering Price to the Public...     $22.11         $21.97          $22.36


   Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.


Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability


Rights of Accumulation

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent


   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio or otherwise.


   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial adviser must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.


   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

   You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs


   If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50, provided that the group initially invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.


   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor or by calling Nuveen toll-free at 800-257-8787.


Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure

   You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares

   Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:


  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;
  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and
  . any eligible employer-sponsored qualified defined contribution retirement plan; Eligible plans are those with at least 25 employees and that either
     (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the authorized dealer elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

   For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

Class R Share Purchase Eligibility


   Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;
  . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;
  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;
  . direct institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;
  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.


   The reduced sales charge programs may be modified or discontinued by the Funds at any time.


   For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free (800) 257-8787.

Class B Shares


   You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase amount for the Class B shares of the Funds. Class B Shares purchase orders equaling or exceeding $100,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A or Class C Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   You may be subject to a Contingent Deferred Sales Charge ("CDSC") if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.


   Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

   Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

   You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."


   Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.


   Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial adviser agreed to waive the right to receive an advance of the first year's distribution and service fee).


   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.


   In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege


   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.


   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.


   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

   The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See "Frequent Trading Policy" below.


Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

   Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.


Redemption In-Kind

   The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.


Frequent Trading Policy

   The Funds Frequent Trading Program is as follows:

   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

   1. Definition of Round Trip

   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

   2. Round Trip Trade Limitations

   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.

   3. Redemption Fee on Short-Term Trades in Shares of International Value Fund and Global Value Fund

   In addition to the above limits on Round Trip trades, the International Value Fund and Global Value Fund also assess a 2% fee on shares redeemed or exchanged within 30 days of purchase in order to discourage short-term trading and offset the costs associated with such activity. Redemption fees are deducted from redemption or exchange proceeds and paid directly to the Fund. The application of the redemption fee and waiver provisions is described in each fund's Prospectus and Statement of Additional Information.

   4. Definition of Frequent Trader

   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

   5. Rules Governing Trades Placed by Frequent Traders


   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1:00 p.m. New York time and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.


   6. Enforcement


   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to (a) interpret the terms and application of these policies, (b) to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and
(c) to exclude the application of its provisions to certain classes of redemptions, as set forth in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.


Exclusions from the Frequent Trading Policy

   As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner);
(v) redemptions made pursuant to a systematic withdrawal plan, up to 1 % monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; and (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

   In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Redemption Fee Policy

   The redemption fee may be waived under the following circumstances: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) in instances where the Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Fund confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; and (ix) redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans.

   In addition, the redemption fee will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The redemption fee will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.


   The Fund reserves the right to modify or eliminate redemption fee waivers at any time.

Disclosure of Portfolio Holdings

   The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of each Fund's portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds' publicly accessible website, www.nuveen.com. Currently, each Fund publishes on the website complete portfolio holdings information as of the end of each month. For Municipal Funds, this information is posted approximately 2-5 business days after the end of the month as of which the information is current and for all other Funds this information is posted approximately 2-5 business days after the end of the month following the month as of which the information is current. Additionally, all Funds publish on the website a list of top ten holdings as of the end of each month, approximately 2-5 business days after the end of the month for which the information is current. This information will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.


   Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds' website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient's duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non- public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment adviser and/or subadviser(s), independent registered public accounting firm, custodian, financial printer (R. R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including Institutional Shareholder Services, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds' independent trustees (Chapman & Cutler). Also, the Funds' investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek's systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds' investment adviser and/or subadvisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid potential misuse of the disclosed information.

   Non-public portfolio holdings information may be provided to other persons if approved by the Funds' Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

   Compliance officers of the Funds and their investment adviser and subadviser(s) periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds' policy. Reports are made to the Funds' Board of Trustees on an annual basis.

   There is no assurance that the Funds' policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.


   Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

   In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds.


   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

   To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.


   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.


Other compensation to certain dealers

   NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or
(b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

   In 2005, NAM expects that it will pay additional compensation to the following dealers;

      A.G. Edwards & Sons, Inc.
      American Express Financial Advisors Inc.
      Merrill Lynch, Pierce, Fenner & Smith, Inc.
      Morgan Stanley DW Inc.
      Prudential Investments LLC
      Raymond James Group
      Smith Barney
      UBS Financial Services Inc.
      Wachovia Securities LLC

DISTRIBUTION AND SERVICE PLANS

   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.


   The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal service to shareholders.

   Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.


   During the period December 9, 2004 (commencement of operations) through June 30, 2005, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.



                                                     12b-1 Fees
                                                  Incurred by each
                                                    Fund for the
                                                       period
                                                  December 9, 2004
                                                   (commencement
                                                   of operations)
                                                      through
                                                   June 30, 2005
                                                  ----------------

              Nuveen NWQ Small-Cap Value Fund
                 Class A.........................       $ 4
                 Class B.........................        14
                 Class C.........................        14
                                                        ---
                     Total.......................       $32

              Nuveen NWQ Global Value Fund
                 Class A.........................       $ 4
                 Class B.........................        14
                 Class C.........................        14
                                                        ---
                     Total.......................       $32

              Nuveen NWQ Value Opportunities Fund
                 Class A.........................       $ 4
                 Class B.........................        14
                 Class C.........................        14
                                                        ---
                     Total.......................       $32


   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT


   PricewaterhouseCoopers, LLP ("PWC"), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PWC will provide assistance on accounting, internal control, tax and related matters.

   The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund appear in each Fund's Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.


GENERAL TRUST INFORMATION

   Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are seven series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

   The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

   Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Funds' Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A--RATINGS OF INVESTMENTS

   Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

   A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

   The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

   Issue credit ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

      1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

      2) Notes allowing for negative coupons, or negative principal.

      3) Notes containing any provision which could obligate the investor to make any additional payments.

   Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

   Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings

MIG/VMIG Ratings

   In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

   In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

   In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

   The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

   MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

   Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  .  Leading market positions in well-established industries.
  .  High rates of return on funds employed.
  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

   Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

   Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

   Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

   Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to International Long-Term Credit Ratings changes in market interest rates and other market considerations.

International Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CHCi,ghCdefault risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DDDe,faDult. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

   Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

   The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   Default. Denotes actual or imminent payment default.

   Notes to Long-term and Short-term ratings:

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'F1'.

   'NR' indicates that Fitch does not rate the issuer or issue in question.

   'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

--------------------------------------------------------------------------------


Nuveen Investments
Value Funds
--------------------------------------------------------------------------------
                                               Annual Report dated June 30, 2005
                                             -----------------------------------

For investors seeking long-term growth potential.

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Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Global Value Fund
Nuveen NWQ Value Opportunities Fund

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

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Timothy R. Schwertfeger
Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ). I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers recently sold the balance of its shares in Nuveen to us or to others. These transactions have had and will have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 16, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments for the Nuveen NWQ Small-Cap Value, Global Value and Value Opportunities Funds

  The three Funds highlighted in this report feature equity management by NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion, portfolio managers Phyllis Thomas, Gregg Tenser, Paul Hechmer, Mark Morris and Dave Iben discuss economic and market conditions, key investment strategies and the performance of the Funds. Phyllis Thomas manages the Nuveen NWQ Small-Cap Value Fund, while Gregg Tenser, Paul Hechmer and Mark Morris co-manage the Nuveen NWQ Global Value Fund and Dave Iben is the manager for the Nuveen NWQ Value Opportunities Fund.

--------------------------------------------------------------------------------


What were the general market conditions during this reporting period?

Last summer the U.S. stock market seemed stuck in a very tight trading range as investors worried about the outcome of the Presidential election, the risk of some terrorist event disrupting the election, and the ever-rising price of oil. However, once the election uncertainty was over, and some weakness in oil prices appeared, stocks surged ahead to end the year at their highs. Stocks were somewhat vulnerable entering 2005 as concerns of economic growth began to surface due to escalating commodity prices and rising short-term interest rates. The market worked its way lower for the first four and a half months of the year before a meaningful rally, starting in mid-May, erased the earlier declines and produced small gains for the first half of the year. International markets largely marked time, as a persistently strong dollar offset solid local currency performance. For the past twelve months, value stocks significantly outperformed growth across all capitalization ranges, while mid-capitalization stocks significantly outperformed their large and small capitalization counterparts (as measured by the Russell stock indices). The biggest surprise has been the yields on longer maturity bonds, which have declined despite the Federal Reserve raising the short-term Federal Funds rate by 2.25 percent since June 2004.

How did the Funds perform during the period ended June 30, 2005?

The table on the next page provides total-return performance information for the three Funds for the 6-month and since inception periods ended June 30, 2005. Each Fund's total return performance is compared to its corresponding Lipper peer fund category and relevant benchmark index. The reasons for each Fund's variance from its Lipper category and benchmark index are discussed later in the report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance throughout the period?

Nuveen NWQ Small-Cap Value Fund

During the last six months, the total return of the Nuveen NWQ Small-Cap Value Fund (A shares at NAV) has underperformed the returns of the Lipper Small-Cap Core Funds Index and the Russell 2000 Value Index. The fund outperformed the indexes during the weak first quarter, but lagged in the second quarter market recovery. Despite the very positive impact of the Fund's overweighting (compared to the Russell 2000 Value Index benchmark) to the strong performing energy sector, the Fund underperformed during the second quarter as a result of its underweighted position in healthcare, utilities and finance which were the next best performing sectors. Investors were buying safe haven stocks in anticipation of sharply slowing economic growth. NWQ's research team, however, has had difficulty finding stocks with attractive valuation and risk/reward characteristics in these sectors.

The Fund's total return for the since inception period has been dominated by holdings in the energy sector with individual stock returns within a range of 40% to in excess of 80%. Of note, these

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Cumulative Total Returns as of 6/30/05
--------------------------------------------------------------------------------

                                                        Cumulative
                                                               Since
                                                             Inception
                                                     6-Month (12/9/04)
                                                     -----------------
         Nuveen NWQ Small-Cap Value Fund
          A Shares at NAV                             -0.81%     4.20%
          A Shares at Offer                           -6.51%    -1.79%
         Lipper Small-Cap Core Funds Index/1/         -0.16%    -0.16%
         Russell 2000 Value Index/2/                   0.90%     4.19%
         -------------------------------------------------------------

         Nuveen NWQ Global Value Fund
          A Shares at NAV                             -0.14%     3.55%
          A Shares at Offer                           -5.88%    -2.40%
         Lipper Global Multi-Cap Core Funds Index/3/   1.04%     1.04%
         MSCI World Value Index/4/                    -1.42%     2.38%
         -------------------------------------------------------------

         Nuveen NWQ Value Opportunities Fund
          A Shares at NAV                              2.33%     5.35%
          A Shares at Offer                           -3.55%    -0.71%
         Lipper Mid-Cap Core Funds Index/5/            0.99%     0.99%
         Russell Midcap Value Index/6/                 5.51%     9.86%
         -------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds' investment adviser which may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call
(800) 257-8787.

stocks still appear to be undervalued based on conservative price assumptions for oil and natural gas over the next several years, and the ability of these companies to increase their production reserves meaningfully. The worst performing stocks tended to be in the materials sector due to investor concern about the potential for an economic slowdown. Some of the more notable underperformers were Smurfit-Stone Container Corp., Mattson Technology, Inc., Buckeye Technologies Inc., and Wausau-Mosinee Paper Corp. As the fear of economic slowdown has dissipated, these stocks have generally begun to recover.

Nuveen NWQ Global Value Fund

The Nuveen NWQ Global Value Fund's total return on A shares at NAV outperformed the MSCI World Value Index and underperformed the Lipper Global Multi-Cap Core Funds Index during the first six months of the year. Strength was driven by our domestic mortgage and technology investments, which rebounded after a weak first quarter. Our global holdings in energy and utilities continued to perform well. Poor stock performance from several of our consumer discretionary names was the main detractor from performance during the period, as well as weakness in materials stocks.

Materials stocks constituted our largest over-weighted sector versus the MSCI World Value Index benchmark. We believe these companies will


--------------------------------------------------------------------------------

1The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
4The MSCI World Value Index covers the full range of developed, emerging and All Country MSCI Equity Indices. The index uses a two dimensional framework for style segmentation in which value securities are categorized using three different attributes including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index, targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value indices are then aggregated into regional Value indices. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
6The Russell Midcap Value Index measures the performance of those Russell
 Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3
benefit from continued robust demand and limited additional supply. To that end, we further added to our holdings in this sector in which we continue to find significant value. As an example, we recently added to our materials exposure through our purchase of Placer Dome Inc., a Canadian gold producer with mining activities across the globe. We also increased our position in oil producer Kerr-McGee Corporation. We eliminated our position in Delphi Corporation at a loss, as we saw no visible positive catalyst for the stock, given its heavy retiree benefits burden and poor trends in domestic auto demand.

We believe that overall valuations of international firms remain low compared to the US market, and selective interesting investing opportunities remain. For this reason, our portfolio is modestly tilted more towards foreign stocks than the benchmark.

Nuveen NWQ Value Opportunities Fund

For the period since the Nuveen NWQ Value Opportunities Fund's inception, the Fund's total return on A shares at NAV outperformed the Lipper Mid-Cap Core Index and underperformed the Russell Midcap Value Index benchmark. The short-term underperformance relative to the Russell Midcap Value Index benchmark is primarily attributed to the recent correction in many of our materials holdings.

We continue to use bottom-up, value-based fundamental analysis to identify good companies that we believe are mis-priced in the marketplace. This often leads to a Fund that is dramatically overweighted or underweighted in economic sectors compared to the Fund's benchmark, as Wall Street continues to fall in and out of love with entire sectors. In recent years, Wall Street has been slow to appreciate companies that are rich in hard assets. The Fund has benefited as Wall Street began to recognize the intrinsic value of ships, rails, and companies that mine coal, uranium, copper, nickel, etc. Examples of these securities that are in the Fund's portfolio are CP Ships Limited and Union Pacific Corporation. However, Wall Street continues to have a lesser opinion of companies involved with agriculture, paper, gold, silver and platinum than we do. This has hampered the Fund's performance. Examples of these laggards are Bema Gold Corporation, AGCO Corporation, and Domtar Inc. While our strategy remained constant throughout the period, we were able to opportunistically take advantage of the periodic weaknesses of specific stocks.


--------------------------------------------------------------------------------

                             Annual Report  Page 4

     Nuveen NWQ Small-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                                      Lipper
                Nuveen NWQ         Nuveen NWQ        Small-Cap
             Small-Cap Value       Small-Cap        Core Funds   Russell 2000   S&P 500
              Fund (Offer)      Value Fund (NAV)      Index      Value Index    Index
             ---------------    ----------------   ----------    ------------   -------
12/31/2004       $9,425             $10,000         $10,000        $10,000      $10,000
 1/31/2005        9,191               9,752           9,710          9,613        9,756
 2/28/2005        9,577              10,162           9,937          9,804        9,961
 3/31/2005        9,322               9,890           9,687          9,602        9,785
 4/30/2005        8,617               9,143           9,164          9,107        9,599
 5/31/2005        8,940               9,485           9,655          9,662        9,904
 6/30/2005        9,349               9,919           9,984         10,089        9,918





================================================================================

     Nuveen NWQ Global Value Fund

     Growth of an Assumed $10,000 Investment


                               [CHART]

            Nuveen NWQ     Nuveen NWQ    Lipper Global
           Global Value   Global Value  Multi-Cap Core  MSCI World    S&P 500
            Fund (Offer)   Fund (NAV)     Funds Index   Value Index    Index
           -------------   ----------     ----------    -----------   -------
12/31/2004   $9,425        $10,000         $10,000       $10,000      $10,000
 1/31/2005    9,121          9,677           9,873         9,819        9,756
 2/28/2005    9,439         10,015          10,182        10,189        9,961
 3/31/2005    9,248          9,812           9,996         9,990        9,785
 4/30/2005    9,089          9,644           9,817         9,773        9,599
 5/31/2005    9,275          9,841           9,984         9,868        9,904
 6/30/2005    9,412          9,986          10,102         9,994        9,918

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The Russell 2000 Value Index is a market capitalization-weighted index of those firms in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Core Funds category. The MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 5

     Nuveen NWQ Value Opportunities Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                                                    Lipper           Russell
               Nuveen NWQ Value           Nuveen NWQ Value       Mid-Cap Core        Midcap
          Opportunities Fund (Offer)  Opportunities Fund (NAV)    Funds Index      Value Index      S&P 500 Index
          --------------------------  ------------------------  --------------   ---------------   -------------
12/31/2004         $9,425                       $10,000             $10,000           $10,000         $10,000
 1/31/2005          9,090                         9,645               9,738             9,767           9,756
 2/28/2005          9,580                        10,165               9,980            10,108           9,961
 3/31/2005          9,406                         9,980               9,878            10,078           9,785
 4/30/2005          8,967                         9,514               9,500             9,811           9,599
 5/31/2005          9,246                         9,810               9,952            10,217           9,904
 6/30/2005          9,644                        10,232              10,187            10,551           9,918


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

  Fund Spotlight as of 6/30/05                   Nuveen NWQ Small-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.84   $20.76   $20.76   $20.87
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                  Cumulative Total Returns as of 6/30/05

                  A Shares                          NAV  Offer
                  --------------------------------------------
                  Since Inception                 4.20% -1.79%
                  --------------------------------------------

                  B Shares                     w/o CDSC w/CDSC
                  --------------------------------------------
                  Since Inception                 3.80% -1.20%
                  --------------------------------------------

                  C Shares                          NAV w/CDSC
                  --------------------------------------------
                  Since Inception                 3.80%  2.80%
                  --------------------------------------------

                  R Shares                          NAV
                  --------------------------------------------
                  Since Inception                 4.35%
                  --------------------------------------------
                  Top Five Stock Holdings/1/
                  Griffon Corporation                     4.5%
                  --------------------------------------------
                  Denbury Resources Inc.                  3.7%
                  --------------------------------------------
                  Quantum Corporation                     3.6%
                  --------------------------------------------
                  Range Resources Corporation             3.4%
                  --------------------------------------------
                  Casey's General Stores, Inc.            3.4%
                  --------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities                        100.0%


               Portfolio Statistics
               Net Assets ($000)                          $2,087
               -------------------------------------------------
               Average Market Capitalization (Stocks) $1 billion
               -------------------------------------------------
               Number of Stocks                               45
               -------------------------------------------------
               Expense Ratio/2/                            1.42%
               -------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the period December 9, 2004
 (commencement of operations) through June 30, 2005.

                             Annual Report  Page 7

  Fund Spotlight as of 6/30/05                   Nuveen NWQ Small-Cap Value Fund

================================================================================


                          Portfolio Diversification/1/
                          Materials              21.4%
                          ----------------------------
                          Industrials            21.2%
                          ----------------------------
                          Financials             16.3%
                          ----------------------------
                          Consumer Discretionary 13.1%
                          ----------------------------
                          Energy                 10.5%
                          ----------------------------
                          Information Technology  8.9%
                          ----------------------------
                          Consumer Staples        5.8%
                          ----------------------------
                          Utilities               2.8%
                          ----------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $  991.90 $  988.60 $  988.60 $  993.30   $1,017.80 $1,014.03 $1,014.03 $1,019.04
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.96 $   10.70 $   10.70 $    5.73   $    7.05 $   10.84 $   10.84 $    5.81
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.41%, 2.17%, 2.17% and 1.16% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 8

  Fund Spotlight as of 6/30/05                      Nuveen NWQ Global Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.71   $20.63   $20.63   $20.74
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

            Cumulative Total Returns as of 6/30/05

            A Shares                                     NAV  Offer
            -------------------------------------------------------
            Since Inception                            3.55% -2.40%
            -------------------------------------------------------

            B Shares                                w/o CDSC w/CDSC
            -------------------------------------------------------
            Since Inception                            3.15% -1.85%
            -------------------------------------------------------

            C Shares                                     NAV w/CDSC
            -------------------------------------------------------
            Since Inception                            3.15%  2.15%
            -------------------------------------------------------

            R Shares                                     NAV
            -------------------------------------------------------
            Since Inception                            3.70%
            -------------------------------------------------------
            Top Five Stock Holdings/1/
            Countrywide Financial Corporation                  3.0%
            -------------------------------------------------------
            Computer Associates International, Inc.            2.8%
            -------------------------------------------------------
            Kerr-McGee Corporation                             2.5%
            -------------------------------------------------------
            Noble Energy, Inc.                                 2.5%
            -------------------------------------------------------
            Barrick Gold Corporation                           2.5%
            -------------------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities            100.0%

               Portfolio Statistics
               Net Assets ($000)                           $2,074
               --------------------------------------------------
               Average Market Capitalization (Stocks) $30 billion
               --------------------------------------------------
               Number of Stocks                                65
               --------------------------------------------------
               Expense Ratio/2/                             1.58%
               --------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the period December 9, 2004 through June 30, 2005.

                             Annual Report  Page 9

  Fund Spotlight as of 6/30/05                      Nuveen NWQ Global Value Fund

================================================================================

                             Country Allocation/1/
                             United States    52.2%
                             ----------------------
                             Japan            15.0%
                             ----------------------
                             United Kingdom    8.6%
                             ----------------------
                             Canada            6.3%
                             ----------------------
                             South Korea       3.7%
                             ----------------------
                             Italy             2.9%
                             ----------------------
                             South Africa      1.7%
                             ----------------------
                             Taiwan            1.6%
                             ----------------------
                             Hong Kong         1.5%
                             ----------------------
                             Portugal          1.3%
                             ----------------------
                             Switzerland       1.3%
                             ----------------------
                             Finland           1.1%
                             ----------------------
                             Netherlands       1.0%
                             ----------------------
                             Australia         1.0%
                             ----------------------
                             Papua New Guinea  0.8%
                             ----------------------

                        Portfolio Diversification/1/
                        Financials                 16.0%
                        --------------------------------
                        Consumer Discretionary     13.8%
                        --------------------------------
                        Materials                  12.7%
                        --------------------------------
                        Industrials                10.4%
                        --------------------------------
                        Energy                     10.3%
                        --------------------------------
                        Consumer Staples           10.1%
                        --------------------------------
                        Information Technology      9.6%
                        --------------------------------
                        Telecommunication Services  9.6%
                        --------------------------------
                        Utilities                   5.4%
                        --------------------------------
                        Healthcare                  2.1%
                        --------------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $  998.60 $  994.70 $  994.70 $  999.50   $1,017.01 $1,013.29 $1,013.29 $1,018.25
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    7.78 $   11.47 $   11.47 $    6.54   $    7.85 $   11.58 $   11.58 $    6.61
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.57%, 2.32%, 2.32% and 1.32% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 10

  Fund Spotlight as of 6/30/05               Nuveen NWQ Value Opportunities Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $21.07   $20.98   $20.98   $21.09
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                 Cumulative Total Returns as of 6/30/05

                 A Shares                             NAV  Offer
                 -----------------------------------------------
                 Since Inception                    5.35% -0.71%
                 -----------------------------------------------

                 B Shares                        w/o CDSC w/CDSC
                 -----------------------------------------------
                 Since Inception                    4.90% -0.10%
                 -----------------------------------------------

                 C Shares                             NAV w/CDSC
                 -----------------------------------------------
                 Since Inception                    4.90%  3.90%
                 -----------------------------------------------

                 R Shares                             NAV
                 -----------------------------------------------
                 Since Inception                    5.45%
                 -----------------------------------------------
                 Top Five Common Stock Holdings/1/
                 Union Pacific Corporation                  4.0%
                 -----------------------------------------------
                 AngloGold Ashanti Limited, Sponsored ADR   3.7%
                 -----------------------------------------------
                 Aon Corporation                            3.2%
                 -----------------------------------------------
                 Allied Waste Industries, Inc.              3.2%
                 -----------------------------------------------
                 The Mosaic Company                         3.0%
                 -----------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities                 78.2%
Convertible Bonds        19.6%
Preferred Stock           2.2%

               Portfolio Statistics
               Net Assets ($000)                          $2,109
               -------------------------------------------------
               Average Market Capitalization (Stocks) $6 billion
               -------------------------------------------------
               Number of Common Stocks                        48
               -------------------------------------------------
               Expense Ratio/3/                            1.30%
               -------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the period December 9, 2004 through June 30, 2005.

                            Annual Report  Page 11

  Fund Spotlight as of 6/30/05               Nuveen NWQ Value Opportunities Fund

================================================================================

                             Country Allocation/1/
                             United States    68.9%
                             ----------------------
                             Canada           13.6%
                             ----------------------
                             South Africa      4.6%
                             ----------------------
                             South Korea       3.3%
                             ----------------------
                             Japan             2.3%
                             ----------------------
                             France            2.3%
                             ----------------------
                             Portugal          2.2%
                             ----------------------
                             Papua New Guinea  1.6%
                             ----------------------
                             United Kingdom    1.2%
                             ----------------------

                        Portfolio Diversification/1/:
                        Materials                  31.4%
                        --------------------------------
                        Information Technology     20.8%
                        --------------------------------
                        Industrials                20.0%
                        --------------------------------
                        Consumer Staples            6.9%
                        --------------------------------
                        Utilities                   6.9%
                        --------------------------------
                        Financials                  5.8%
                        --------------------------------
                        Energy                      4.8%
                        --------------------------------
                        Consumer Discretionary      1.9%
                        --------------------------------
                        Telecommunication Services  1.0%
                        --------------------------------
                        Transportation              0.5%
                        --------------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $1,023.30 $1,019.40 $1,019.40 $1,024.30   $1,018.50 $1,014.78 $1,014.78 $1,019.74
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.37 $   10.11 $   10.11 $    5.12   $    6.36 $   10.09 $   10.09 $    5.11
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.27%, 2.02%, 2.02% and 1.02% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 12

Portfolio of Investments
NUVEEN NWQ SMALL-CAP VALUE FUND
June 30, 2005

                                                                     Market
Shares Description                                                    Value
---------------------------------------------------------------------------
       COMMON STOCKS - 97.6%

       Consumer Discretionary - 12.8%

 3,500 Casey's General Stores, Inc.                                 $69,370

 2,200 Commercial Vehicle Group Inc. #                               39,050

 1,900 Fossil Inc. #                                                 43,130

 3,500 Gymboree Corporation #                                        47,810

 3,800 Earle M. Jorgensen Company #                                  30,590

 9,000 Quaker Fabric Corporation                                     36,810
---------------------------------------------------------------------------
       Consumer Staples - 5.6%

 6,200 Del Monte Foods Company#                                      66,774

 3,800 Premium Standard Farms Inc. #                                 50,920
---------------------------------------------------------------------------
       Energy - 10.3%

 1,900 Denbury Resources Inc.#                                       75,563

 2,600 Range Resources Corporation                                   69,940

 7,600 Stolt Offshore S.A., ADR #                                    68,932
---------------------------------------------------------------------------
       Financials - 15.9%

 3,300 Anthracite Capital, Inc.                                      39,105

 1,665 The Bancorp, Inc. #                                           29,038

 1,700 Franklin Bank Corporation #                                   31,892

 4,300 HomeBanc Corp.                                                39,087

 1,500 IndyMac Bancorp, Inc.                                         61,095

 4,000 New York Mortgage Trust, Inc.                                 36,280

 3,200 PMA Capital Corporation, Class A #                            28,256

   700 RAIT Investment Trust                                         20,965

   900 Saxon Capital Inc. #                                          15,363

 3,300 Sunset Financial Resources, Inc.                              31,251
---------------------------------------------------------------------------
       Industrials - 20.7%

   900 Chicago Bridge & Iron Company N.V.                            20,574

 4,500 General Cable Corporation #                                   66,735

 4,100 Griffon Corporation #                                         91,020

 1,300 Kennametal Inc.                                               59,605

   900 Lincoln Electric Holdings Inc.                                29,835

 2,000 Marten Transport, Ltd. #                                      41,980

   600 Ritchie Bros. Auctioneers Incorporated                        23,130

 3,600 Sauer-Danfoss, Inc.                                           63,972

   900 York International Corporation                                34,200
---------------------------------------------------------------------------
       Information Technology - 8.6%

 2,000 Excel Technology, Inc. #                                      48,600

 8,200 Mattson Technology, Inc. #                                    58,712

24,600 Quantum Corporation #                                         73,062
---------------------------------------------------------------------------
       Materials - 21.0%

 1,600 Agrium Inc.                                                   31,376

 2,400 Aleris International Inc. #                                   54,120

 1,900 Bowater Incorporated                                          61,503

----
13

Portfolio of Investments
NUVEEN NWQ SMALL-CAP VALUE FUND (continued)
June 30, 2005

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       Materials (continued)

 3,700 Buckeye Technologies Inc. #                                  $   29,489

 1,700 Century Aluminum Company #                                       34,680

   400 Georgia Gulf Corporation                                         12,420

 3,700 Gibraltar Industries Inc.                                        68,598

 1,400 Glatfelter                                                       17,360

 5,100 Sappi Limited, Sponsored ADR                                     55,182

 1,700 Smurfit-Stone Container Corporation #                            17,289

 4,700 Wausau-Mosinee Paper Corporation                                 56,306
------------------------------------------------------------------------------
       Utilities - 2.7%

 1,200 Southwestern Energy Company #                                    56,376
------------------------------------------------------------------------------
       Total Investments (cost $2,015,332)                           2,037,345
       ----------------------------------------------------------------------
       Other Assets Less Liabilities - 2.4%                             49,491
       ----------------------------------------------------------------------
       Net Assets - 100%                                            $2,086,836
       ----------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN NWQ GLOBAL VALUE FUND
June 30, 2005


                                                                     Market
Shares Description                                                    Value
---------------------------------------------------------------------------
       COMMON STOCKS - 94.5%

       Consumer Discretionary - 13.0%

 1,030 Dai Nippon Printing Co., Ltd., ADR                           $33,221

   860 Fuji Photo Film Co., Ltd., ADR                                28,027

 2,300 Liberty Media Corporation, Class A #                          23,437

 1,320 Makita Corporation, ADR                                       25,780

 2,000 Matsushita Electric Industrial Co., Ltd., ADR                 30,360

 2,800 Sekisui House, Ltd., ADR                                      28,504

 1,500 Toys "R" Us, Inc. #                                           39,720

 1,000 Viacom Inc., Class B                                          32,020

   460 Wacoal Corp., ADR                                             29,343
---------------------------------------------------------------------------
       Consumer Staples - 9.6%

   700 Albertson's, Inc.                                             14,476

   750 Altria Group, Inc.                                            48,495

 1,060 Associated British Foods PLC, ADR                             15,684

 1,490 J. Sainsbury plc Sponsored ADR                                31,067

   500 Kimberly-Clark Corporation                                    31,295

 3,140 Kirin Brewery Company, Limited, ADR                           30,489

 2,160 Shiseido Company, Limited                                     27,000
---------------------------------------------------------------------------
       Energy - 9.8%

   250 Eni S.p.A., Sponsored ADR                                     32,050

   648 Kerr-McGee Corporation                                        49,449

   650 Noble Energy, Inc.                                            49,173

   600 Shell Transport & Trading Company                             34,836

   790 Suncor Energy, Inc.                                           37,383
---------------------------------------------------------------------------
       Financials - 14.9%

   900 Aon Corporation                                               22,536

   900 Citigroup Inc.                                                41,607

 1,500 Countrywide Financial Corporation                             57,915

   700 Fannie Mae                                                    40,880

   450 The Hartford Financial Services Group, Inc.                   33,651

 1,000 JPMorgan Chase & Co.                                          35,320

   200 MGIC Investment Corporation                                   13,044

   700 Radian Group Inc.                                             33,054

   550 Wells Fargo & Company                                         33,869
---------------------------------------------------------------------------
       Healthcare - 2.0%

   500 Aetna Inc.                                                    41,410
---------------------------------------------------------------------------
       Industrials - 9.8%

   600 Lockheed Martin Corporation                                   38,922

 1,020 Metso Corporation, ADR                                        22,134

   700 Northrop Grumman Corporation                                  38,675

   550 Pitney Bowes Inc.                                             23,953

   550 Raytheon Company                                              21,516

----
15

Portfolio of Investments
NUVEEN NWQ GLOBAL VALUE FUND (continued)
June 30, 2005

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       Industrials (continued)

 1,050 Tomkins PLC, ADR                                             $   19,971

   600 Union Pacific Corporation                                        38,880
------------------------------------------------------------------------------
       Information Technology - 9.1%

 1,800 Agilent Technologies, Inc. #                                     41,436

 2,000 Computer Associates International, Inc.                          54,960

 1,250 Microsoft Corporation                                            31,050

 1,900 Motorola, Inc.                                                   34,694

 2,020 Nintendo Limited, ADR                                            26,502
------------------------------------------------------------------------------
       Materials - 12.1%

 1,110 Alumina Limited                                                  18,881

   610 AngloGold Ashanti Limited                                        21,795

 1,950 Barrick Gold Corporation                                         48,809

 1,190 DSM NV                                                           20,230

   520 Impala Platinum Holdings Limited                                 11,648

   750 International Paper Company                                      22,658

   880 Lihir Gold Limited #                                             16,333

 1,100 Lonmin plc, ADR                                                  20,841

 1,190 Noranda, Inc. #                                                  20,587

   350 POSCO, ADR                                                       15,390

 1,100 Placer Dome Inc                                                  16,918

   130 Rio Tinto plc, Sponsored ADR                                     15,850
------------------------------------------------------------------------------
       Telecommunication Services - 9.1%

 1,460 Chunghwa Telecom Co., Ltd., Sponsored ADR                        31,288

 1,770 KT Corporation, ADR                                              38,055

 1,600 Nippon Telegraph and Telephone Corporation, ADR                  34,352

 1,350 Sprint Corporation                                               33,872

   760 Swisscom AG Sponsored ADR                                        24,791

 1,000 Telecom Italia S.p.A., Sponsored ADR                             25,760
------------------------------------------------------------------------------
       Utilities - 5.1%

 5,250 CLP Holdings Limited, ADR                                        29,925

 1,010 EDP - Energias de Portugal, S.A.                                 25,331

 1,260 Korea Electric Power Corporation (KEPCO)                         19,744

 1,260 United Utilities plc, Sponsored ADR                              30,149
------------------------------------------------------------------------------
       Total Investments (cost $1,900,570)                           1,960,995
       ----------------------------------------------------------------------
       Other Assets Less Liabilities - 5.5%                            113,124
       ----------------------------------------------------------------------
       Net Assets - 100%                                            $2,074,119
       ----------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN NWQ VALUE OPPORTUNITIES FUND
June 30, 2005

                                                                     Market
Shares Description                                                    Value
---------------------------------------------------------------------------
       COMMON STOCKS - 72.2%

       Consumer Discretionary - 1.7%

   400 CDW Corporation                                              $22,836

   300 School Specialty Inc. #                                       13,950
---------------------------------------------------------------------------
       Consumer Staples - 6.4%

   900 Archer-Daniels-Midland Company                                19,242

 1,900 Del Monte Foods Company #                                     20,463

 1,600 The Kroger Co. #                                              30,448

 1,900 Premium Standard Farms Inc. #                                 25,460

 2,200 Tyson Foods, Inc. - Class A                                   39,160
---------------------------------------------------------------------------
       Energy - 4.5%

   332 Kerr-McGee Corporation                                        25,335

   800 Nexen Inc.                                                    24,288

   950 Technip SA, ADR                                               44,270
---------------------------------------------------------------------------
       Financials - 5.4%

 2,500 Aon Corporation                                               62,600

   800 CNA Financial Corporation #                                   22,736

 3,700 MFA Mortgage Investments, Inc.                                27,565
---------------------------------------------------------------------------
       Industrials - 15.5%

 2,700 AGCO Corporation #                                            51,624

 7,800 Allied Waste Industries, Inc. #                               61,854

   600 CP Ships Limited                                               9,390

   700 Komatsu, Ltd., Sponsored ADR                                  21,756

 1,700 Lindsay Manufacturing Company                                 40,086

   500 Tennant Company                                               17,705

   750 Trinity Industries Inc.                                       24,023

 1,200 Union Pacific Corporation                                     77,760

 1,200 CNH Global N.V.                                               22,668
---------------------------------------------------------------------------
       Information Technology - 4.1%

 2,100 Authentidate Holding Corporation #                             5,586

   300 Kyocera Corporation, Sponsored ADR                            23,010

 7,000 Maxtor Corporation #                                          36,400

 1,400 OSI Systems Inc. #                                            22,106
---------------------------------------------------------------------------
       Materials - 26.9%

 2,000 AngloGold Ashanti Limited, Sponsored ADR                      71,460

 1,800 Barrick Gold Corporation                                      45,054

23,600 Bema Gold Corporation #                                       56,404

 2,500 Domtar Inc.                                                   18,475

 7,000 Eldorado Gold Corporation #                                   18,690

 3,800 Gammon Lake Resources Inc. #                                  25,574

   600 Inco Limited                                                  22,650

 1,700 Lihir Gold Limited, Sponsored ADR #                           31,552

 1,200 Lonmin PLC, Sponsored ADR                                     22,735

----
17

Portfolio of Investments
NUVEEN NWQ VALUE OPPORTUNITIES FUND (continued)
June 30, 2005

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       Materials (continued)

 3,800 The Mosaic Company #                                         $   59,128

 1,100 Newmont Mining Corporation                                       42,933

 2,200 Noranda, Inc. #                                                  38,060

 9,100 Orezone Resources Inc. #                                         11,921

 2,900 Placer Dome Inc.                                                 44,602

 1,700 Sappi Limited, Sponsored ADR                                     18,394

 3,000 Apex Silver Mines Limited #                                      41,220
------------------------------------------------------------------------------
       Telecommunication Services - 0.9%

   900 KT Corporation, Sponsored ADR                                    19,350
------------------------------------------------------------------------------
       Transportation - 0.4%

 3,500 Central Freight Lines Inc. #                                      9,100
------------------------------------------------------------------------------
       Utilities - 6.4%

   800 Alliant Energy Corporation                                       22,520

   500 DTE Energy Company                                               23,385

 1,700 EDP - Electricidade de Portugal S.A., ADR                        42,636

 2,900 Korea Electric Power Corporation (KEPCO), Sponsored ADR          45,443
------------------------------------------------------------------------------
       Total Common Stocks (cost $1,484,558)                         1,523,607
       ----------------------------------------------------------------------
       PREFERRED STOCKS - 2.1%

       Materials - 2.1%

 1,000 Freeport McMoran Copper & Gold, Series II                        43,590
------------------------------------------------------------------------------
       Total Preferred Stocks (cost $43,288)                            43,590
       ----------------------------------------------------------------------

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             CONVERTIBLE BONDS - 18.1%
             Industrials - 3.0%

      $   34 Allied Waste Industries Inc., 4.250%, 4/15/34 (Optional put   4/09 at 100.00        B+     29,240
              4/15/11)

          50 GrafTech International Limited, 1.625%, 1/15/24 (Optional       No Opt. Call        B2     33,375
              put 1/15/11)
--------------------------------------------------------------------------------------------------------------
             Information Technology - 15.1%

          99 Adaptec Inc., 0.750%, 12/22/23 (Optional put 12/22/08)       12/08 at 100.00        B-     80,809

          31 Axcelis Technologies Inc., 4.250%, 1/15/07                    1/06 at 100.85       N/R     30,535

          39 FEI Company, Convertible Notes, 5.500%, 8/15/08               8/05 at 101.83        B-     38,756

          89 International Rectifier Corporation, Convertible              7/05 at 101.21        B+     88,110
              Subordinated Notes, 4.250%, 7/15/07

          82 TriQuint Semiconductor, Inc., 4.000%, 3/01/07                 3/06 at 100.57       N/R     80,052
--------------------------------------------------------------------------------------------------------------
      $  424 Total Convertible Bonds (cost $382,338)                                                   380,877
--------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $1,910,184) - 92.4%                                             1,948,074
             ------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 7.6%                                                      161,335
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $2,109,409
             ------------------------------------------------------------------------------------------------

           #  Non-income producing.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
18

Statement of Assets and Liabilities
June 30, 2005

                                                                                                     Small-Cap     Global
                                                                                                         Value      Value
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $2,015,332, $1,900,570, and $1,910,184, respectively)            $2,037,345 $1,960,995
Cash                                                                                                    63,590    112,860
Receivables:
  Dividends and interest                                                                                 3,891      6,532
  Fund manager                                                                                           4,015      3,520
  Reclaims                                                                                                  11        243
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                     2,108,852  2,084,150
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables for investments purchased                                                                      12,425         --
Accrued expenses:
  12b-1 distribution and service fees                                                                        5          5
  Other                                                                                                  9,586     10,026
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                   22,016     10,031
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                          $2,086,836 $2,074,119
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                          $    2,605 $    2,589
Shares outstanding                                                                                         125        125
Net asset value per share                                                                           $    20.84 $    20.71
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                                                   $    22.11 $    21.97
--------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                          $    2,595 $    2,579
Shares outstanding                                                                                         125        125
Net asset value and offering price per share                                                        $    20.76 $    20.63
--------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                          $    2,595 $    2,579
Shares outstanding                                                                                         125        125
Net asset value and offering price per share                                                        $    20.76 $    20.63
--------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                          $2,079,041 $2,066,372
Shares outstanding                                                                                      99,625     99,625
Net asset value and offering price per share                                                        $    20.87 $    20.74
--------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                     $1,999,832 $1,999,938
Undistributed net investment income                                                                      8,217     12,879
Accumulated net realized gain from investments and foreign currency transactions                        56,774        877
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                     22,013     60,425
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                          $2,086,836 $2,074,119
--------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value
                                                                                                    Opportunities
-----------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $2,015,332, $1,900,570, and $1,910,184, respectively)               $1,948,074
Cash                                                                                                      173,686
Receivables:
  Dividends and interest                                                                                    6,572
  Fund manager                                                                                              6,798
  Reclaims                                                                                                     43
-----------------------------------------------------------------------------------------------------------------
    Total assets                                                                                        2,135,173
-----------------------------------------------------------------------------------------------------------------
Liabilities
Payables for investments purchased                                                                         15,242
Accrued expenses:
  12b-1 distribution and service fees                                                                           5
  Other                                                                                                    10,517
-----------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                      25,764
-----------------------------------------------------------------------------------------------------------------
Net assets                                                                                             $2,109,409
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                             $    2,634
Shares outstanding                                                                                            125
Net asset value per share                                                                              $    21.07
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                                                      $    22.36
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                             $    2,623
Shares outstanding                                                                                            125
Net asset value and offering price per share                                                           $    20.98
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                             $    2,623
Shares outstanding                                                                                            125
Net asset value and offering price per share                                                           $    20.98
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                             $2,101,529
Shares outstanding                                                                                         99,625
Net asset value and offering price per share                                                           $    21.09
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                        $1,999,936
Undistributed net investment income                                                                        11,007
Accumulated net realized gain from investments and foreign currency transactions                           60,572
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                        37,894
-----------------------------------------------------------------------------------------------------------------
Net assets                                                                                             $2,109,409
-----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Statement of Operations
For the Period December 9, 2004
(commencement of operations) through June 30, 2005

                                                                                                    Small-Cap     Global
                                                                                                        Value      Value
-------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $95, $2,563 and $1,443, respectively)                      $ 21,030  $ 27,508
Interest                                                                                                  627       582
-------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                21,657    28,090
-------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                        11,329    11,303
12b-1 service fees - Class A                                                                                4         4
12b-1 distribution and service fees - Class B                                                              14        14
12b-1 distribution and service fees - Class C                                                              14        14
Shareholders' servicing agent fees and expenses                                                            36        36
Custodian's fees and expenses                                                                           8,892     8,738
Trustees' fees and expenses                                                                                38        37
Professional fees                                                                                       5,170     5,168
Shareholders' reports - printing and mailing expenses                                                   3,953     3,953
Federal and state registration fees                                                                       239       239
Other expenses                                                                                            206        94
-------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                   29,895    29,600
  Custodian fee credit                                                                                   (949)   (1,256)
  Expense reimbursement                                                                               (15,506)  (13,133)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                           13,440    15,211
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                   8,217    12,879
-------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments and foreign currency transactions                                   56,606       815
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                    22,013    60,425
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                       78,619    61,240
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                           $ 86,836  $ 74,119
-------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value
                                                                                                    Opportunities
------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $95, $2,563 and $1,443, respectively)                          $ 15,119
Interest                                                                                                    7,786
------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                    22,905
------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                            11,265
12b-1 service fees - Class A                                                                                    4
12b-1 distribution and service fees - Class B                                                                  14
12b-1 distribution and service fees - Class C                                                                  14
Shareholders' servicing agent fees and expenses                                                                36
Custodian's fees and expenses                                                                               9,987
Trustees' fees and expenses                                                                                    37
Professional fees                                                                                           5,169
Shareholders' reports - printing and mailing expenses                                                       5,643
Federal and state registration fees                                                                           239
Other expenses                                                                                                 94
------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                       32,502
  Custodian fee credit                                                                                     (2,228)
  Expense reimbursement                                                                                   (18,362)
------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                               11,912
------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                      10,993
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments and foreign currency transactions                                       60,522
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                        37,894
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                           98,416
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                               $109,409
------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
20

Statement of Changes in Net Assets
For the Period December 9, 2004
(commencement of operations) through June 30, 2005


                                                                                                     Small-Cap     Global
                                                                                                         Value      Value
--------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                               $    8,217 $   12,879
Net realized gain from investments and foreign currency transactions                                    56,606        815
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                     22,013     60,425
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                              86,836     74,119
--------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                                         2,000,000  2,000,000
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                              2,000,000  2,000,000
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                           2,086,836  2,074,119
Net assets at the beginning of period                                                                       --         --
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                     $2,086,836 $2,074,119
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income at the end of period                                            $    8,217 $   12,879
--------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value
                                                                                                    Opportunities
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                                  $   10,993
Net realized gain from investments and foreign currency transactions                                       60,522
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                        37,894
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                109,409
-----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                                            2,000,000
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                                 2,000,000
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                              2,109,409
Net assets at the beginning of period                                                                          --
-----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                        $2,109,409
-----------------------------------------------------------------------------------------------------------------
Undistributed net investment income at the end of period                                               $   11,007
-----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
21

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Small-Cap Value Fund ("Small-Cap Value"), Nuveen NWQ Global Value Fund ("Global Value") and Nuveen NWQ Value Opportunities Fund ("Value Opportunities") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1996.

Small-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with small capitalizations at the time of purchase (currently from $50 million to $2 billion) that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Global Value ordinarily invests at least 80% of its assets in equity securities of U.S. and foreign companies in an attempt to provide long-term capital appreciation. The proportion of assets invested in foreign investments will fluctuate but generally will be within 15 percentage points of the proportion of foreign companies comprising the MSCI World Index. The Fund may also invest up to 10% of its assets in equity securities of foreign companies domiciled in emerging markets.

Value Opportunities ordinarily invests at least 80% of its assets in equity securities, including convertible securities, of companies with varying capitalizations generally ranging from $100 million to $15 billion in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At June 30, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are


----
22
sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. To the extent that a Fund invests in securities or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) of investments.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Forward Foreign Currency Exchange Transactions
Generally, each Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or
(ii) when the investment adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued at the forward rate and are valued daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Other Derivative Financial Instruments
The Funds may also invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period December 9, 2004 (commencement of operations) through June 30, 2005.


----
23

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares for the period December 9, 2004 (commencement of operations) through June 30, 2005, were as follows:

                                      Small-Cap Value
                                     ------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125  $    2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R     99,625   1,992,500
                        --------------------------------
                        Net increase 100,000  $2,000,000
                        --------------------------------

                                        Global Value
                                     ------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125  $    2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R     99,625   1,992,500
                        --------------------------------
                        Net increase 100,000  $2,000,000
                        --------------------------------

                                     Value Opportunities
                                     ------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125  $    2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R     99,625   1,992,500
                        --------------------------------
                        Net increase 100,000  $2,000,000
                        --------------------------------

3. Securities Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period December 9, 2004 (commencement of operations) through June 30, 2005, were as follows:

                                  Small-Cap     Global         Value
                                      Value      Value Opportunities
            --------------------------------------------------------
            Purchases            $2,398,388 $2,015,862    $2,688,094
            Sales and maturities    439,830    116,169       839,054
            --------------------------------------------------------


----
24

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2005, the cost of investments was as follows:

                                 Small-Cap     Global         Value
                                     Value      Value Opportunities
            -------------------------------------------------------
            Cost of investments $2,015,332 $1,900,570    $1,911,564
            -------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2005, were as follows:

                                             Small-Cap    Global         Value
                                                 Value     Value Opportunities
 ------------------------------------------------------------------------------
 Gross unrealized:
   Appreciation                             $ 191,358  $123,283       $ 92,098
   Depreciation                              (169,345)  (62,858)       (55,588)
 ------------------------------------------------------------------------------
 Net unrealized appreciation of investments $  22,013  $ 60,425       $ 36,510
 ------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net realized gains at June 30, 2005, were as follows:


                                             Small-Cap  Global         Value
                                                 Value   Value Opportunities
   -------------------------------------------------------------------------
   Undistributed net ordinary income*          $64,990 $13,755       $72,958
   Undistributed net long-term capital gains        --      --            --
   -------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .8000%
              For the next $125 million                    .7875
              For the next $250 million                    .7750
              For the next $500 million                    .7625
              For the next $1 billion                      .7500
              For net assets over $2 billion               .7250
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
25

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest. NWQ is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Funds through July 31,2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.25%, 1.45% and 1.25% of the average daily net assets of Small-Cap Value, Global Value and Value Opportunities, respectively. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

At June 30, 2005, Nuveen Investments, Inc. owned 99,500 shares of Class R of Small-Cap Value, Global Value and Value Opportunities. At June 30, 2005, the Adviser owned 125 shares of each of Small-Cap Value's, Global Value's and Value Opportunities' Class A, B, C and R.


----
26

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                             Investment Operations     Less Distributions
                          --------------------------- ---------------------                   ----------------------------
                                                                                                        Before Credit/
                                                                                                         Reimbursement
SMALL-CAP VALUE                                                                                      ------------------
                                                                                                                   Ratio
                                                                                                                  of Net
                                                                                                                 Invest-
                                                                                                                    ment
                                                                                                     Ratio of     Income
                                Net                                                                  Expenses     (Loss)
                Beginning   Invest-         Net           Net               Ending            Ending       to         to
                      Net      ment   Realized/       Invest-                  Net               Net  Average    Average
                    Asset    Income  Unrealized          ment Capital        Asset     Total  Assets      Net        Net
                    Value (Loss)(a)        Gain Total  Income   Gains Total  Value Return(b)   (000)   Assets     Assets
---------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05         $20.00     $ .05        $.79  $.84     $--     $--   $-- $20.84      4.20% $    3     2.85%*    (.96)%*
Class B (12/04)
  12/09/04 -
   6/30/05          20.00      (.03)        .79   .76      --      --    --  20.76      3.80       3     3.60*    (1.70)*
Class C (12/04)
  12/09/04 -
   6/30/05          20.00      (.03)        .79   .76      --      --    --  20.76      3.80       3     3.60*    (1.70)*
Class R (12/04)
  12/09/04 -
   6/30/05          20.00       .08         .79   .87      --      --    --  20.87      4.35   2,079     2.61*     (.72)*
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                Ratios/Supplemental Data
                ----------------------------------------------------
                       After            After Credit/
                  Reimbursement(c)     Reimbursement(d)
SMALL-CAP VALUE ------------------   ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                              ment                 ment
                Ratio of    Income   Ratio of    Income
                Expenses    (Loss)   Expenses    (Loss)
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
                     Net       Net        Net       Net    Turnover
                  Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05          1.49%*     .40%*     1.42%*     .47%*        22%
Class B (12/04)
  12/09/04 -
   6/30/05          2.24*     (.35)*     2.17*     (.28)*        22
Class C (12/04)
  12/09/04 -
   6/30/05          2.24*     (.35)*     2.17*     (.28)*        22
Class R (12/04)
  12/09/04 -
   6/30/05          1.25*      .64*      1.17*      .72*         22
--------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
27

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                          Investment Operations     Less Distributions
                        -------------------------- ---------------------                   ----------------------------
                                                                                                     Before Credit/
                                                                                                      Reimbursement
GLOBAL VALUE                                                                                      ------------------
                                                                                                                Ratio
                                                                                                               of Net
                                                                                                              Invest-
                                                                                                                 ment
                                                                                                  Ratio of     Income
                              Net                                                                 Expenses     (Loss)
              Beginning   Invest-        Net           Net               Ending            Ending       to         to
                    Net      ment  Realized/       Invest-                  Net               Net  Average    Average
                  Asset    Income Unrealized          ment Capital        Asset     Total  Assets      Net        Net
                  Value (Loss)(a)       Gain Total  Income   Gains Total  Value Return(b)   (000)   Assets     Assets
------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05       $20.00      $.10       $.61  $.71     $--     $--   $-- $20.71      3.55% $    3     2.87%*    (.41)%*
Class B (12/04)
  12/09/04 -
   6/30/05        20.00       .01        .62   .63      --      --    --  20.63      3.15       3     3.62*    (1.16)*
Class C (12/04)
  12/09/04 -
   6/30/05        20.00       .01        .62   .63      --      --    --  20.63      3.15       3     3.62*    (1.16)*
Class R (12/04)
  12/09/04 -
   6/30/05        20.00       .13        .61   .74      --      --    --  20.74      3.70   2,066     2.59*     (.13)*
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
              Ratios/Supplemental Data
              ----------------------------------------------------
                               After            After Credit/
                          Reimbursement(c)     Reimbursement(d)
GLOBAL VALUE            ------------------   ------------------
                           Ratio                Ratio
                          of Net               of Net
                         Invest-              Invest-
                            ment                 ment
              Ratio of    Income   Ratio of    Income
              Expenses    (Loss)   Expenses    (Loss)
                    to        to         to        to
               Average   Average    Average   Average   Portfolio
                   Net       Net        Net       Net    Turnover
                Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05        1.72%*     .74%*     1.58%*     .88%*         6%
Class B (12/04)
  12/09/04 -
   6/30/05        2.47*     (.01)*     2.33*      .13*          6
Class C (12/04)
  12/09/04 -
   6/30/05        2.47*     (.01)*     2.33*      .13*          6
Class R (12/04)
  12/09/04 -
   6/30/05        1.44*     1.02*      1.33*     1.13*          6
------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
28

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                          Investment Operations     Less Distributions
                        -------------------------- ---------------------                   ----------------------------
                                                                                                     Before Credit/
                                                                                                      Reimbursement
VALUE OPPORTUNITIES                                                                               ------------------
                                                                                                                Ratio
                                                                                                               of Net
                                                                                                              Invest-
                                                                                                                 ment
                                                                                                  Ratio of     Income
                              Net                                                                 Expenses     (Loss)
              Beginning   Invest-        Net           Net               Ending            Ending       to         to
                    Net      ment  Realized/       Invest-                  Net               Net  Average    Average
                  Asset    Income Unrealized          ment Capital        Asset     Total  Assets      Net        Net
                  Value (Loss)(a)       Gain Total  Income   Gains Total  Value Return(b)   (000)   Assets     Assets
------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05       $20.00      $.08       $.99 $1.07     $--     $--   $-- $21.07      5.35% $    3     3.12%*   (1.10)%*
Class B (12/04)
  12/09/04 -
   6/30/05        20.00        --        .98   .98      --      --    --  20.98      4.90       3     3.87*    (1.85)*
Class C (12/04)
  12/09/04 -
   6/30/05        20.00        --        .98   .98      --      --    --  20.98      4.90       3     3.87*    (1.85)*
Class R (12/04)
  12/09/04 -
   6/30/05        20.00       .11        .98  1.09      --      --    --  21.09      5.45   2,102     2.86*     (.84)*
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
              Ratios/Supplemental Data
              ----------------------------------------------------
                                         After            After Credit/
                                    Reimbursement(c)     Reimbursement(d)
VALUE OPPORTUNITIES               ------------------   ------------------
                           Ratio                Ratio
                          of Net               of Net
                         Invest-              Invest-
                            ment                 ment
              Ratio of    Income   Ratio of    Income
              Expenses    (Loss)   Expenses    (Loss)
                    to        to         to        to
               Average   Average    Average   Average   Portfolio
                   Net       Net        Net       Net    Turnover
                Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05        1.51%*     .52%*     1.30%*     .73%*        45%
Class B (12/04)
  12/09/04 -
   6/30/05        2.26*     (.23)*     2.05*     (.02)*        45
Class C (12/04)
  12/09/04 -
   6/30/05        2.26*     (.23)*     2.05*     (.02)*        45
Class R (12/04)
  12/09/04 -
   6/30/05        1.24*      .77*      1.05*      .97*         45
------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ Global Value Fund and Nuveen NWQ Value Opportunities Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period December 9, 2004 (commencement of operations) through June 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
August 23, 2005


----
30

                                     Notes

--------------------------------------------------------------------------------
31

                                     Notes

--------------------------------------------------------------------------------
32

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997), Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Asset         153
10/28/42                                                      Management, President and CEO, Banc One
333 W. Wacker Drive                                           Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
33

  Trustees and Officers
================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                Position(s)     Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed/(2)/ During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                            Operating Officer, (retired, 2004);
333 W. Wacker Drive                                Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                  estate investment company; formerly, Vice
                                                   President, Miller-Valentine Realty, a
                                                   construction company; Board Member and Chair
                                                   of the Finance Committee, member of the
                                                   Audit Committee of Premier Health Partners,
                                                   the not-for-profit company of Miami Valley
                                                   Hospital; Board Member, formerly Chair,
                                                   Dayton Development Coalition; President,
                                                   Dayton Philharmonic Orchestra Association;
                                                   formerly, Member, Community Advisory Board,
                                                   National City Bank, Dayton, Ohio and
                                                   Business Advisory Council, Cleveland Federal
                                                   Reserve Bank.


--------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                           Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                thereto, Executive Director, Great Lakes
Chicago, IL 60606                                  Protection Fund (from 1990 to 1994).


--------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005       Senior Vice President for Business and             155
1/22/50                                            Finance (since 1997), Northwestern
333 W. Wacker Drive                                University; Director (since 2003), Chicago
Chicago, IL 60606                                  Board of Options Exchange; Director (since
                                                   2003), National Mentor Holdings, a
                                                   privately-held, national provider of home
                                                   and community-based services; Chairman
                                                   (since 1997), Board of Directors, Rubicon,
                                                   an insurance company owned by Northwestern
                                                   University; Director (since 1997), Evanston
                                                   Chamber of Commerce and Evanston Inventure,
                                                   a business development organization.
                                                                                                   Number of
                                                                                                 Portfolios in
Name,                Position(s)     Year First                                                  Fund Complex
Birthdate            Held with       Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed/(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:


--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                       formerly, Vice President and Assistant
Chicago, IL 60606                                  General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp./4/;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Managing Director
                                                   (since 2004) and Assistant Secretary (since
                                                   1994) of Nuveen Investments, Inc.; Assistant
                                                   Secretary of NWQ Investment Management
                                                   Company, LLC (since 2002); Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004       Managing Director (since 2005), previously,        155
9/22/63                                            Vice President (since 2002), formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1999) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Chartered Financial
                                                   Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                 Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                     Nuveen Investments, LLC.
Chicago, IL 60606

----
34

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                 Position(s)     Year First                                                  Fund Complex
Birthdate             Held with       Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed/(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                 (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                 of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                   Vice President and Treasurer of Nuveen
                                                    Advisory Corp. and Nuveen Institutional
                                                    Advisory Corp./4/ (since 1999); Vice
                                                    President and Treasurer of Nuveen Asset
                                                    Management (since 2002) and of Nuveen
                                                    Investments Advisers Inc.; Assistant
                                                    Treasurer of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Treasurer of Nuveen Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                 General Counsel (since 1998); formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1998) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Vice President
                                                    (since 2002) and Assistant Secretary (since
                                                    1998), formerly, Assistant Vice President of
                                                    Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/; and (since
                                                    2005) Nuveen Asset Management.


---------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998       Managing Director (since 2004) formerly,           155
10/24/45                                            Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                 Managing Director (since 2004) formerly,
Chicago, IL 60606                                   Vice President (since 1998) of Nuveen
                                                    Advisory Corp. and Nuveen Institutional
                                                    Advisory Corp./4/; Managing Director (since
                                                    2005) of Nuveen Asset Management.


---------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                              Investments, LLC; Managing Director (since
333 W. Wacker Drive                                 2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                   of Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/; Managing
                                                    Director (since 2001) of Nuveen Asset
                                                    Management; Vice President (since 2002) of
                                                    Nuveen Investment Advisers Inc.; Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                Controller (since 1998) of Nuveen
333 W. Wacker Drive                                 Investments, LLC; formerly, Vice President
Chicago, IL 60606                                   and Funds Controller (1998-2004) of Nuveen
                                                    Investments, Inc.; Certified Public
                                                    Accountant.


---------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004       Vice President and Deputy Director of              155
4/13/56               and Chief                     Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                    Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                       Advisers Inc., Nuveen Asset Management and
                                                    Rittenhouse Asset Management, Inc.;
                                                    previously, Vice President and Deputy
                                                    Director of Compliance (2004) of Nuveen
                                                    Advisory Corp. and Nuveen Institutional
                                                    Advisory Corp.;/4/ formerly, Senior Attorney
                                                    (1994 to 2004), The Northern Trust Company.


---------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000       Vice President (since 2000) of Nuveen              155
3/22/63                                             Investments, LLC; Certified Public
333 W. Wacker Drive                                 Accountant.
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002       Vice President (since 1999) of Nuveen              155
8/27/61                                             Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
35

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,               Position(s)     Year First                                                  Fund Complex
Birthdate           Held with       Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed/(3)/ During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                 Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                     Investments, LLC; Vice President and
Chicago, IL 60606                                 Assistant Secretary of Nuveen Advisory Corp.
                                                  and Nuveen Institutional Advisory Corp./4/;
                                                  Assistant Secretary of Nuveen Investments,
                                                  Inc. and Vice President (since 2005) and of
                                                  Nuveen Asset Management; Vice President
                                                  (since 2000), Assistant Secretary and
                                                  Assistant General Counsel (since 1998) of
                                                  Rittenhouse Asset Management; Vice President
                                                  and Assistant Secretary of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Secretary of NWQ Investment
                                                  Management Company, LLC (since 2002).



(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
36

  Fund Information
================================================================================


 Fund Manager              Legal Counsel              Transfer Agent and
 Nuveen Asset Management*  Chapman and Cutler LLP     Shareholder Services
 333 West Wacker Drive     Chicago, IL                Boston Financial
 Chicago, IL 60606                                    Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
 Sub-Adviser               Public Accounting Firm     P.O. Box 8530
 NWQ Investment Management PricewaterhouseCoopers LLP Boston, MA 02266-8530
 Company, LLC              Chicago, IL                (800) 257-8787
 2049 Century Park East
 Los Angeles, CA 90067     Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================


Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.


Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.


Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

*NAC and NIAC Merge into NAM -- Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp. (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.


================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.


================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
37

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-NWQ-0605D

                           PART C--OTHER INFORMATION

Item 22: Exhibits:


(a)(1).  Declaration of Trust of Registrant.(1)

(a)(2).  Certificate for the Establishment and Designation of Series and Classes for the Nuveen
         Growth and Income Stock Fund, the Nuveen Balanced Stock and Bond Fund, and Nuveen
         Balanced Municipal and Stock Fund, dated June 20, 1996.(3)

(a)(3).  Certificate for the Establishment and Designation of Series for the Nuveen European Value
         Fund, dated May 27, 1998.(10)

(a)(4).  Amended Designation of Series for the Nuveen Investment Trust, dated September 24,
         2002.(19)

(a)(5).  Amended Designation of Series for the Nuveen Investment Trust, dated October 7,
         2004.(24)

(b)(1).  By-Laws of Registrant.(1)

(b)(2).  Amendment to By-Laws of Registrant.(15)

(b)(3).  Amended and Restated By-Laws of Registrant.(21)

(c).     Specimen certificate of Shares of the Funds.(3)

(d)(1).  Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(6)

(d)(2).  Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional
         Capital Corporation.(6)

(d)(3).  Form of Amended Schedule A to Management Agreement between Registrant and Nuveen
         Institutional Advisory Corp.(10)

(d)(4).  Form of Amended Schedule A to Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and Institutional Capital Corporation.(10)

(d)(5).  Form of Amended Schedule B to Management Agreement between Registrant and Nuveen
         Institutional Advisory Corp.(10)

(d)(6).  Form of Addendum to Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and Institutional Capital Corporation.(10)

(d)(7).  Renewal of Investment Management Agreement dated June 1, 2001.(18)

(d)(8).  Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         NWQ Investment Management Company, LLC dated August 15, 2002.(19)

(d)(9).  Renewal of Investment Management Agreement between the Registrant and Nuveen
         Institutional Advisory Corp. dated April 28, 2002.(19)

(d)(10). Amended Schedules A and B to Investment Management Agreement between Nuveen
         Investment Trust and Nuveen Institutional Advisory Corp.(19)


(d)(11). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and Institutional Capital Corporation.(20)

(d)(12). Renewal of Investment Management Agreement between the Registrant and Nuveen
         Institutional Advisory Corp. dated May 15, 2003.(23)

(d)(13). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and Institutional Capital Corporation dated July 15, 2003.(23)

(d)(14). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and NWQ Investment Management Company dated July 15, 2003.(23)

(d)(15). Amendment and Renewal of Management Agreement between Registrant and Nuveen
         Institutional Advisory Corp. dated July 31, 2004.(25)

(d)(16). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and Institutional Capital Corporation dated July 30, 2004.(25)

(d)(17). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and NWQ Investment Management Company, LLC dated July 30, 2004.(25)

(d)(18). Management Agreement between Registrant and Nuveen Asset Management dated July 26,
         2005.(30)

(d)(19). Sub-Advisory Agreement between Nuveen Asset Management and Institutional Capital
         Corporation dated July 28, 2005.(30)

(d)(20). Sub-Advisory Agreement between Nuveen Asset Management and NWQ Investment
         Management Company, LLC dated July 28, 2005.(30)

(e)(1).  Distribution Agreement between Registrant and John Nuveen & Co. Incorporated dated
         August 1, 1998.(11)

(e)(2).  Dealer Management Agreement dated October 22, 1996.(4)

(e)(3).  Renewal of Distribution Agreement dated July 31, 2001.(18)

(e)(4).  Renewal of Distribution Agreement between Registrant and Nuveen Investments.(21)

(e)(5).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated
         July 31, 2003.(23)

(e)(6).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated
         August 3, 2004.(25)

(e)(7).  Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement.(29)

(e)(8).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated
         July 28, 2005.(30)

(f).     Not applicable.

(g)(1).  Custodian Agreement between Registrant and The Chase Manhattan Bank.(7)

(g)(2).  Global Custody Agreement between Registrant and The Chase Manhattan Bank dated
         July 21, 1998.(13)


(j)(1). Consent of Independent Registered Public Accounting Firm for Nuveen NWQ Multi-Cap
        Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund,
        and Nuveen Balanced Stock and Bond Fund.(30)

(j)(2). Consent of Independent Registered Public Accounting Firm for Nuveen NWQ Small-Cap
        Value Fund, Nuveen NWQ Global Value Fund, and Nuveen NWQ Value Opportunities
        Fund.(30)

(k).    Not applicable.

(l).    Subscription Agreement with Nuveen Institutional Advisory Corp.(7)

(m)(1). Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B
        Shares and Class C Shares of each Fund.(3)

(m)(2). Amendment to Plan of Distribution and Service Pursuant to Rule 12b-1.(11)

(m)(3). Plan of Distribution and Service Pursuant to Rule 12b-1.(27)

(n).    Multi-Class Plan.(4)

(p)(1). Code of Ethics and Reporting Requirements.(30)

(p)(2). Code of Ethics of Institutional Capital Corporation.(18)

(p)(3). Code of Ethics of NWQ Investment Management Company, LLC.(19)

(p)(4). Code of Ethics Supplement for NWQ Investment Management Company, LLC.(30)

 (z)(1). Powers of Attorney for Messrs. Schwertfeger, Evans, Leafstrand, Bacon, Kissick, and
         Ms. Wellington.(17)

 (z)(2). Power of Attorney for Mr. Bennett.(18)

 (z)(3). Powers of Attorney for Messrs. Bremner, Brown, Schneider and Sawers and Ms. Impellizzeri
         and Ms. Stockdale.(22)

 (z)(4). Power of Attorney for Mr. Hunter.(24)

 (z)(5). Powers of Attorney for Mr. Kundert and Mr. Sunshine.(28)

 (1)     Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.

 (2)     Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for
         Registrant.

 (3)     Incorporated by reference to the pre-effective amendment no. 2 filed on Form N-1A for
         Registrant.

 (4)     Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for
         Registrant.

 (5)     Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for
         Registrant.

 (6)     Incorporated by reference to the post-effective amendment no. 3 filed on Form N-1A for
         Registrant.

 (7)     Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for
         Registrant.

 (8)     Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for
         Registrant.

 (9)     Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for
         Registrant.

(10)     Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for
         Registrant.

(11)     Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for
         Registrant.

(12)     Incorporated by reference to the post-effective amendment no. 14 filed on Form N-1A for
         Registrant.

(13)     Incorporated by reference to the post-effective amendment no. 15 filed on Form N-1A for
         Registrant.

(14)     Incorporated by reference to the post-effective amendment no. 16 filed on Form N-1A for
         Registrant.

(15)     Incorporated by reference to the post-effective amendment no. 17 filed on Form N-1A for
         Registrant.


(16) Incorporated by reference to the post-effective amendment no. 18 filed on Form N-1A for
     Registrant.

(17) Incorporated by reference to the post-effective amendment no. 19 filed on Form N-1A for
     Registrant.

(18) Incorporated by reference to the post-effective amendment no. 20 filed on Form N-1A for
     Registrant.

(19) Incorporated by reference to the post-effective amendment no. 23 filed on Form N-1A for
     Registrant.

(20) Incorporated by reference to the post-effective amendment no. 24 filed on Form N-1A for
     Registrant.

(21) Incorporated by reference to the post-effective amendment no. 25 filed on Form N-1A for
     Registrant.

(22) Incorporated by reference to the post-effective amendment no. 26 filed on Form N-1A for
     Registrant.

(23) Incorporated by reference to the post-effective amendment no. 27 filed on Form N-1A for
     Registrant.

(24) Incorporated by reference to the post-effective amendment no. 28 filed on Form N-1A for
     Registrant.

(25) Incorporated by reference to the post-effective amendment no. 29 filed on Form N-1A for
     Registrant.

(26) Incorporated by reference to the post-effective amendment no. 30 filed on Form N-1A for
     Registrant.

(27) Incorporated by reference to the post-effective amendment no. 31 filed on Form N-1A for
     Registrant.

(28) Incorporated by reference to the post-effective amendment no. 32 filed on Form N-1A for
     Registrant.

(29) Incorporated by reference to the post-effective amendment no. 35 filed on Form N-1A for
     Registrant.

(30) Filed herewith.


Item 23: Persons Controlled by or under Common Control with Fund.
   Not applicable.

Item 24: Indemnification.
   Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

   Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

   No indemnification shall be provided hereunder to a Covered Person:

      (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

      (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

      (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii) by written opinion of independent legal counsel.

   The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

   Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

      (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

      (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

   As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

   As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------

   The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000 which does not apply to individual directors and officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25: Business and Other Connections of Investment Adviser.
   (a) Nuveen Asset Management ("NAM") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

   A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NAM who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NAM appears below:


                                                         Other Business, Profession, Vocation or
Name and Position with NAM                               Employment During Past Two Years
--------------------------                               ---------------------------------------

John P. Amboian, President and Director.................
                                                         President and Director of Nuveen Investments,
                                                         Inc., Nuveen Investments, LLC, Rittenhouse
                                                         Asset Management, Inc., Nuveen Investments
                                                         Advisers Inc., and Nuveen Investments
                                                         Holdings, Inc.; formerly, President and
                                                         Director of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.

Alan Berkshire, Senior Vice President, Secretary and
General Counsel.........................................
                                                         Senior Vice President, Secretary and General
                                                         Counsel of Nuveen Investments, Inc.,
                                                         Nuveen Investments, LLC, Rittenhouse Asset
                                                         Management, Inc., and Nuveen Investments
                                                         Holdings, Inc.; Senior Vice President and
                                                         Secretary of Nuveen Investments Advisers
                                                         Inc.; Assistant Secretary of NWQ Investment
                                                         Management Company, LLC and Secretary of
                                                         Symphony Asset Management, LLC; formerly,
                                                         Senior Vice President and Secretary (1997-
                                                         2004) of Nuveen Advisory Corp. and Nuveen
                                                         Institutional Advisory Corp.*

Stuart J. Cohen, Vice President, Assistant Secretary and
Assistant General Counsel...............................
                                                         Vice President, Assistant Secretary and
                                                         Assistant General Counsel of Nuveen
                                                         Investments, LLC, Nuveen Investments
                                                         Holdings, Inc. and Rittenhouse Asset
                                                         Management, Inc.; Vice President of
                                                         Nuveen Investments Advisers Inc.

                                                   Other Business, Profession, Vocation or
Name and Position with NAM                         Employment During Past Two Years
--------------------------                         ---------------------------------------

Sherri A. Hlavacek, Vice President and Corporate
Controller........................................
                                                   Vice President and Corporate Controller of
                                                   Nuveen Investments, LLC, Nuveen
                                                   Investments Holdings, Inc., Nuveen
                                                   Investments Advisers Inc. and Rittenhouse
                                                   Asset Management, Inc.; Vice President and
                                                   Controller of Nuveen Investments, Inc.;
                                                   Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief
Compliance Officer................................
                                                   Managing Director of Nuveen Investments,
                                                   Inc.; Managing Director and Chief
                                                   Compliance Officer of Nuveen Investments,
                                                   LLC, Nuveen Investments Advisers Inc., and
                                                   Rittenhouse Asset Management, Inc.; Chief
                                                   Compliance Officer of Symphony Asset
                                                   Management, LLC; formerly, Managing
                                                   Director and Chief Compliance Officer
                                                   (2004) of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.*; Head
                                                   of Global Compliance (January 2004-May
                                                   2004) of Citadel Investment Group; Director,
                                                   Midwest Regional Office (1994-2003) United
                                                   States Securities and Exchange Commission.

Margaret E. Wilson, Senior Vice President, Finance
                                                   Senior Vice President, Finance of Nuveen
                                                   Investments, Inc., Nuveen Investments,
                                                   LLC, Rittenhouse Asset Management, Inc.,
                                                   Nuveen Investments Advisers Inc., and
                                                   Nuveen Investments Holdings, Inc.;
                                                   formerly, Senior Vice President, Finance
                                                   (1998-2004) of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.*

--------
* Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were organized into Nuveen Asset Management, effective January 1, 2005.

   (b) Institutional Capital Corporation ("Institutional Capital") acts as investment adviser to the ICAP Funds, Inc. and as sub-investment adviser to the Large-Cap Value Fund, Balanced Stock and Bond Fund, and Balanced Municipal and Stock Fund (series of the Registrant). In addition, Institutional Capital serves as investment adviser to separately managed accounts.

   A description of any other business, profession, vocation, or employment of a substantial nature in which the directors or officers have or have been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee appears below. The principal business address for each person is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.



                                                  Other Business, Profession, Vocation or
Name              Positions and Offices with ICAP Employment During Past Two Years
----              ------------------------------- ---------------------------------------

Pamela H. Conroy.  Senior Vice President, Chief      Vice President, Treasurer,
                   Compliance Officer, Chief         Secretary and Chief Compliance
                   Operating Officer and             Officer of the ICAP Funds, Inc.
                   Director

John P. Garrett..  Senior Vice President and
                   Director

Robert H. Lyon...  President, Director and           President, Director and Chief
                   Chief Investment Officer          Investment Officer of ICAP Funds,
                                                     Inc.

Gary S. Maurer...  Executive Vice President          Director of ICAP Funds, Inc.
                   and Director

Paula L. Rogers..  Senior Vice President,
                   Director of New Business
                   Development and Director

Jerrold K. Senser  Executive Vice President
                   and Co-Chief Investment
                   Officer

Thomas R. Wenzel.  Senior Vice President,
                   Director of Research and
                   Director

   (c) NWQ Investment Management Company, Inc. ("NWQ") acts as a sub-investment adviser to the Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ Global Value Fund, Nuveen NWQ Value Opportunities Fund and the Nuveen NWQ International Value Fund. In addition, NWQ serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of NWQ. The principal business address of each person is 2049 Century Park East, 4th Floor, Los Angeles, California 90067.


                                                 Other Business, Profession, Vocation or
Name              Positions and Offices with NWQ Employment During Past Two Years
----              ------------------------------ ---------------------------------------
Michael C. Mendez    Chief Executive Officer         President and Director
                                                     (since 1999), Managing Director
                                                     (1992-1999) of NWQ Investment
                                                     Management Company, Inc.

Jon D. Bosse.....    CFA, Chief Investment           Managing Director, Portfolio
                     Officer and Managing            Manager, Director of Research
                     Director                        (1996-2001) of NWQ Investment
                                                     Management Company, Inc.

Edward C. Friedel    CFA, Senior Managing            Managing Director of NWQ
                     Director                        Investment Management
                                                     Company, Inc.


Item 26: Principal Underwriters.
   (a) Nuveen Investments, LLC ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and III. Nuveen is also serving as the principal underwriter to Nuveen Tax-Advantaged Floating Rate Fund and Nuveen Equity Premium Advantage Fund, closed-end management type investment companies.

   (b)

     Name and Principal      Positions and Offices    Positions and Offices
     Business Address        with Underwriter         with Registrant
     ----------------------------------------------------------------------
     Timothy R. Schwertfeger Chairman of the Board,   Chairman and Trustee
     333 West Wacker Drive   Chief Executive Officer,
     Chicago, IL 60606       and Director

     John P. Amboian         President and Director   None
     333 West Wacker Drive
     Chicago, IL 60606

     William Adams IV        Executive Vice President None
     333 West Wacker Drive
     Chicago, IL 60606

  Name and Principal    Positions and Offices    Positions and Offices
  Business Address      with Underwriter         with Registrant
  ---------------------------------------------------------------------------
  Alan G. Berkshire     Senior Vice President,   None
  333 West Wacker Drive Secretary and General
  Chicago, IL 60606     Counsel

  Robert K. Burke       Vice President           None
  333 West Wacker Drive
  Chicago, IL 60606

  Peter H. D'Arrigo     Vice President and       Vice President and
  333 West Wacker Drive Treasurer                Treasurer
  Chicago, IL 60606

  Jessica R. Droeger    Vice President and       Vice President and
  333 West Wacker Drive Assistant Secretary      Secretary
  Chicago, IL 60606

  Stephen D. Foy        Vice President and       Vice President and
  333 West Wacker Drive Funds Controller         Controller
  Chicago, IL 60606

  Mary E. Keefe         Managing Director and    None
  333 West Wacker Drive Chief Compliance Officer
  Chicago, IL 60606

  Larry W. Martin       Vice President and       Vice President and
  333 West Wacker Drive Assistant Secretary      Assistant Secretary
  Chicago, IL 60606

  Paul C. Williams      Managing Director        None
  333 West Wacker Drive
  Chicago, IL 60606

  Margaret E. Wilson    Senior Vice President,   None
  333 West Wacker Drive Finance
  Chicago, IL 60606

  Gifford R. Zimmerman  Managing Director and    Chief Administrative Officer
  333 West Wacker Drive Assistant Secretary
  Chicago, IL 60606

   (c) Not applicable.

Item 27: Location of Accounts and Records.
   Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.


   State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management.

   Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 28: Management Services.
   Not applicable.

Item 29: Undertakings.
   (a) Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 31st day of October, 2005.


                                        NUVEEN INVESTMENT TRUST

                                             /S/  JESSICA R. DROEGER
                                             ----------------------------------
                                             Jessica R. Droeger Vice President
                                             and Secretary

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


        Signature                  Title                           Date
        ---------                  -----              -            ----
   /s/  STEPHEN D. FOY    Vice President and                 October 31, 2005
-----------------------     Controller (Principal
     STEPHEN D. FOY         Financial and
                            Accounting Officer)

/s/  GIFFORD R. ZIMMERMAN Chief Administrative               October 31, 2005
-----------------------     Officer (Principal
  GIFFORD R. ZIMMERMAN      Executive Officer)

Timothy R. Schwertfeger*  Chairman and Trustee    )
                                                  )
                                                  )
                                                  )
                                                  )
                                                  )
                                                  )
                                                  )   By: /S/  JESSICA R. DROEGER
                                                  )       _______________________
   Robert P. Bremner*     Trustee                 )         JESSICA R. DROEGER
                                                  )          Attorney-in-Fact
   Lawrence H. Brown*     Trustee                 )          October 31, 2005
                                                  )
     Jack B. Evans*       Trustee                 )
                                                  )
   William C. Hunter*     Trustee                 )
                                                  )
    David J. Kundert*     Trustee                 )
                                                  )
  William J. Schneider*   Trustee                 )
                                                  )
  Judith M. Stockdale*    Trustee                 )
                                                  )
   Eugene S. Sunshine*    Trustee                 )
                                                  )

--------
* An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and have been filed with the Securities and Exchange Commission or are being filed herein.

                                 EXHIBIT INDEX


Exhibit
Number                                         Exhibit
-------                                        -------

(d)(18) Management Agreement between Registrant and Nuveen Asset Management dated July 26,
        2005.

(d)(19) Sub-Advisory Agreement between Nuveen Asset Management and Institutional Capital
        Corporation dated July 28, 2005.

(d)(20) Sub-Advisory Agreement between Nuveen Asset Management and NWQ Investment
        Management Company, LLC dated July 28, 2005.

 (e)(7) Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement.

 (e)(8) Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated
        July 28, 2005.

(i)(14) Opinion and consent of Chapman and Cutler LLP, dated October 31, 2005.

 (j)(1) Consent of Independent Registered Public Accounting Firm for Nuveen NWQ Multi-Cap
        Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund,
        and Nuveen Balanced Stock and Bond Fund.

 (j)(2) Consent of Independent Registered Public Accounting Firm for Nuveen NWQ Small-Cap
        Value Fund, Nuveen NWQ Global Value Fund, and Nuveen NWQ Value Opportunities
        Fund.

 (p)(1) Code of Ethics and Reporting Requirements.

 (p)(4) Code of Ethics Supplement for NWQ Investment Management Company, LLC.